                                                         Statement No. 333-69771
                                                                       811-03927

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 4
                                   TO FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

A.  Exact Name of Trust:  THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE
                          -------------------------------------------------

B.  Name of Depositor:  THE TRAVELERS INSURANCE COMPANY
                        -------------------------------

C.  Complete Address of Depositor's Principal Executive Offices:

         One Tower Square,
         Hartford, Connecticut  06183

D.  Name and Complete Address of Agent for Service:

         Ernest J. Wright, Secretary
         The Travelers Insurance Company
         One Tower Square
         Hartford, Connecticut  06183

It is proposed that this filing will become effective (check appropriate box):

_____    immediately upon filing pursuant to paragraph (b)
__X__    on May 1, 2002 pursuant to paragraph (b)
_____    60 days after filing pursuant to paragraph (a)(1)
_____    on __________ pursuant to paragraph (a)(1) of Rule 485.
_____    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E. Title of securities being registered: Pursuant to Rule 24f-2 under the
Investment Company Act of 1940 the Registrant hereby declares that an indefinite amount of its variable life insurance policies is being registered under the
Securities Act of 1933.

F. Approximate date of proposed public offering: As soon as practicable following the effectiveness of the Registration Statement

_____    Check the box if it is proposed that this filing will become effective on ____ at ___ pursuant to Rule 487. ______

                         RECONCILIATION AND TIE BETWEEN
                         FORM N-8B-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-2    CAPTION IN PROSPECTUS
-----------    ---------------------
   1           Cover page
   2           Cover page
   3           Not applicable
   4           The Insurance Company; Distribution
   5           Not applicable
   6           Not applicable
   7           Not applicable
   8           Not applicable
   9           Legal Matters; Experts
   10          Summary of Principal Policy Benefits and Risks; The Insurance
                 Company, Separate Accounts and their Investment Options;
                 Applying for the Policy; Transfers of Cash Value; The Separate
                 Account and Values under your Policy; Voting Rights; Lapse and
                 Reinstatement
   11          Summary of Principal Policy Benefits and Risks; Separate Accounts
                 and their Investment Options
   12          Summary of Principal Policy Benefits and Risks; Separate Accounts
                 and their Investment Options
   13          Policy Charges and Deductions and Distribution
   14          Applying for the Policy
   15          Summary of Principal Policy Benefits and Risks; Applying Premiums
   16          Separate Accounts and their Investment Options; Applying Premiums
   17          Summary of Principal Policy Benefits and Risks; Right to Cancel;
                 The Separate Account and Valuation; Policy Loans; Exchange
                 Option
   18          Separate Accounts and their Investment Options; Policy Charges and Deductions; Federal Tax Considerations
   19          Policy Statements
   20          Not applicable
   21          Policy Loans
   22          Not applicable
   23          Not applicable
   24          Not applicable
   25          The Insurance Company
   26          Not applicable
   27          The Insurance Company
   28          The Insurance Company
   29          The Insurance Company
   30          Not applicable
   31          Not applicable
   32          Not applicable
   33          Not applicable
   34          Not applicable
   35          The Insurance Company; Distribution
   36          Not applicable
   37          Not applicable
   38          Distribution
   39          The Insurance Company; Distribution
   40          Not applicable
   41          The Insurance Company; Distribution
   42          Not applicable

ITEM NO. OF
FORM N-8B-2    CAPTION IN PROSPECTUS
-----------    ---------------------
   43          Not applicable
   44          Applying Premiums; Accumulation Unit Values
   45          Not applicable
   46          The Separate Account and Values under your Policy; Access to Cash
                 Values
   47          Separate Accounts and their Investment Options
   48          Not applicable
   49          Not applicable
   50          Not applicable
   51          Summary of Principal Policy Benefits and Risks; The Insurance
                 Company; Applying for the Policy; Death Benefits and Lapse and
                 Reinstatement
   52          Separate Accounts and their Investment Options
   53          Federal Tax Considerations
   54          Not applicable
   55          Not applicable
   55          Not applicable
   57          Not applicable
   58          Not applicable
   59          Financial Statements

PROSPECTUS
May 1, 2002

TRAVELERS VARIABLE SURVIVORSHIP LIFE

Last Survivor Flexible Premium Variable Life Insurance Policies

Issued to Individuals by:
The Travelers Insurance Company — The Travelers Fund UL (a separate account)
or
The Travelers Life and Annuity Company — The Travelers Fund UL II (a separate account)

This prospectus describes information you should know before you purchase The Travelers Variable Survivorship Life (the Policy). Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy’s primary features. Some Policy features may not be available in certain states and there may be variations in your Policy from descriptions contained in this prospectus because of differences in state law that affect the Policies. We use certain terms throughout this prospectus, which are defined in Appendix A. The language of the Policy itself determines your rights and obligations under the Policy.

As a life insurance policy, The Travelers Variable Survivorship Life is a contract between you and the Company. Your contract consists solely of the Policy, including the Application and any Riders or Endorsements. The Policy is designed to insure two individuals (the Insureds). You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Last Surviving Insured (last Insured). Premium Payments are flexible in both frequency and amount. You can build Cash Value by investing in a variety of Investment Options, which, in turn, invest in professionally managed Mutual Funds (the Funds). The value of your Policy will vary based on the performance of the Funds you select.

The Funds

Capital Appreciation Fund (Janus)	Travelers Series Fund Inc.
Dreyfus Stock Index Fund — Initial Shares	AIM Capital Appreciation Portfolio
Managed Assets Trust	Alliance Growth Portfolio
Money Market Portfolio	MFS Total Return Portfolio
Ayco Series Trust	Putnam Diversified Income Portfolio
Ayco Growth Fund	Smith Barney High Income Portfolio
Deutsche Asset Management VIT Funds	Smith Barney Large Cap Value Portfolio
EAFE® Equity Index Fund (Bankers Trust)	Smith Barney Large Capitalization Growth Portfolio
Small Cap Index Fund (Bankers Trust)	Travelers Series Trust
Franklin Templeton Variable Insurance Products Trust	U.S. Government Securities Portfolio
Templeton Growth Securities Fund — Class I	Utilities Portfolio
Greenwich Street Series Fund	Zero Coupon Bond Fund Portfolio (Series 2005)
Equity Index Portfolio — Class I	Variable Insurance Products Fund (Fidelity)
Fundamental Value Portfolio (Smith Barney)	Equity Income Portfolio — Initial Class
Janus Aspen Series	Growth Portfolio — Initial Class
Aggressive Growth Portfolio — Service Shares	High Income Portfolio — Initial Class
Global Technology Portfolio — Service Shares	Variable Insurance Products Fund II (Fidelity)
Worldwide Growth Portfolio — Service Shares	Asset Manager Portfolio — Initial Class

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Variable life insurance policies are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency. Replacing existing insurance with this Policy may not be to your advantage.

Table of Contents

Summary of Policy, Principal Policy Benefits and Risks	4
Policy Summary	4
Principal Policy Benefits	4
Principal Policy Risks	5
Fee Tables	7
Deductions from Premium Payments	7
Ongoing Fees and Charges	7
Transaction Charges	8
Fund Fees and Expenses	9
Description of the Companies, Separate Accounts and Funds	11
The Insurance Companies	11
The Separate Accounts and Their Investment Options	11
The Funds	11
Conflicts of Interest	15
Addition and Substitution of Funds	15
Voting Rights	15
Policy Charges and Deductions	15
Charges Against Premium	16
Charges Against Cash Value	16
Charges Against the Separate Account	17
Fund Charges	18
Modification, Reserved Rights, and Other Charges	18
Policy Description	18
Applying for a Policy	18
Tax Free ‘Section 1035’ Exchanges	19
Right to Cancel (free look period)	19
Ownership Rights	19
Premiums	21
Timing and Frequency of Premium Payments	21
Allocation of Premium Payments	21
Transfers	21
Transfer of Cash Value	21
Telephone Transfers	22
Dollar-Cost Averaging (DCA Program)	22
Portfolio Rebalancing	22
Values Under Your Policy	22
Cash Value	22
Investment Option Valuation	23
Loan Account Valuation	23
Death Benefit	24
Death Benefit Examples	24
Changing the Death Benefit Option	25
Paying the Death Benefit and Payment Options	25
Benefits at Maturity	26

Other Benefits	26
Exchange Option	26
Riders	27
Policy Surrenders	28
Full Surrender	28
Partial Surrender	28
Policy Loans	28
Loan Conditions	28
Effects of Loans	29
Lapse and Reinstatement	30
Lapse	30
Grace Period	30
Lapse Protection Guarantee Rider	30
Reinstatement	30
Federal Tax Considerations	31
Potential Benefits of Life Insurance	31
Tax Status of the Policy	31
Tax Treatment of Policy Benefits	32
Other Tax Considerations	34
Insurable Interest	34
The Company’s Income Taxes	35
Alternative Minimum Tax	35
Other Policy Information	35
Payment and Suspension of Valuation	35
Policy Statements	35
Limits on Right to Contest and Suicide Exclusion	36
Misstatement as to Sex and Age	36
Policy Changes	36
Legal Proceedings	36
Distribution	36
Legal Matters	37
Experts	37
Actuarial Matters	37
Financial Statements	37
Management	38
Example of Policy Charges	39
Illustration	40
Performance Information	42
Hypothetical Example	44
Appendix A	A-1

Summary of the Policy, Principal Policy Benefits and Risks

This section provides a summary of the Policy and the principal Policy benefits and risks. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus.

Policy Summary

The Policy is both an insurance product and a security. Your Policy is first and foremost a life insurance Policy with Death Benefits, Cash Values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

Principal Policy Benefits

    Death Benefit

    We will pay your Beneficiary a Death Benefit after the death of the last Insured while this Policy is in effect. There are two amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (the Stated Amount) that you wish to purchase on the two Insureds. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Cash Value of your Policy (the Minimum Amount Insured). Generally, the Cash Value of your Policy is the sum of the values in the Investment Options plus your loan account value.

    In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are two Death Benefit options available:

        Option 1 — Level Option: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured.
        Option 2 — Variable Option: the Death Benefit will be the greater of (i) the Stated Amount plus the Cash Value of the Policy or (ii) the Minimum Amount Insured.

    The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders, outstanding loans and charges or by certain Riders.

    Policy Surrenders (Withdrawals)

    You may withdraw some or all of your Cash Surrender Value from your Policy.

    Policy Loans

    You may borrow against your Policy using your Policy as collateral.

    The Investment Options and Corresponding Funds

    You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Cash Value among the Investment Options while continuing to defer current income taxes.

    Flexible Premium Payments

    After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

    Payment Options

    Your or your Beneficiary can choose from a variety of fixed and variable Payment Options (e.g., lump sum or various periodic payments) to receive the Policy Proceeds.

    Tax-Free Death Benefit

    Your beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

    Right to Cancel Period

    We urge you to examine your Policy closely. If, for any reason, you are not satisfied, you may return the Policy to us for a refund. You must return the Policy within the latest of:

        Ten days after the Policy was delivered to you; or
        Ten days after we have mailed or delivered the Notice of the Right to Cancel; or
        Forty-five days after the date the application for this Policy was signed.
    Dollar-Cost Averaging

    Under this program, you invest the same amount of money at regular intervals, so you are buying more units when the market is down and fewer units when the market is high. The potential benefit is to lower your average cost per unit.

    Portfolio Rebalancing

    This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to automatically reallocate values in your Policy periodically to help keep your investments properly aligned with your investment strategy.

    Exchange Option

    During the first two Policy Years you can exchange this Policy for a form of non-variable survivorship life insurance.

    Riders (Supplemental Insurance Benefits)

    You may add additional insurance to your Policy by Rider. A number of different Riders are available. Please see “Other Benefits” for descriptions of all the Riders.

Principal Policy Risks

    Poor Fund Performance

    The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Cash Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero. In that case, the Policy will terminate, after a Grace Period, without value and insurance coverage will no longer be in effect.

    Adverse Tax Consequences

    There is a possibility that your Policy could be treated as a modified endowment contract (MEC) under federal tax laws. If this occurs, partial or full surrenders, as well as Policy loans, could incur taxes and tax penalties. In addition, if the Policy is not treated as a life insurance contract under federal tax laws, you will lose some or all of the potential tax advantages of purchasing and owning the Policy.

    Policy Lapse

    There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

    Policy Surrender (Withdrawal) Limitations

    Full and Partial surrenders may be subject to a surrender charge. The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Cash Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

    Effects of Policy Loans

    A Policy loan, whether or not repaid, will affect your Policy’s Cash Value over time because we transfer the amount of the loan from the Investment Options to the loan account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

    Policy is not Suited for Short-Term Investment

    We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The fees and expenses shown in the following table are the maximum charges. These charges may vary by state. Your specific fees and expenses are detailed in your Policy.

Deductions from Premium Payments

Charge	When we Deduct the Charge	Amount Deducted
Sales Charge on Stated Amounts: Less than $500,000	Upon receipt of each Premium Payment	2.50% of each Premium Payment

Sales Charge on Stated Amounts: $500,000 to $999,999	Upon receipt of each Premium Payment	2.00% of each Premium Payment

Sales Charge on Stated Amounts: $1,000,000 or more	Not applicable	0.00%

State Premium Tax Charge: Up to $4,999,999	Upon receipt of each Premium Payment	2.50% of each Premium Payment

State Premium Tax Charge: $5,000,000 and over	Not applicable	0.00%

The next two tables describe the fees and charges that you will pay during the time that you own the Policy.

Ongoing Fees and Charges

Charge	When we deduct the charge	Amount Deducted
Cost of Insurance Charge (COI)	Monthly	Varies depending on age, gender, policy duration, and the amount of insurance coverage. Deducted from Cash Value. COI rates cannot exceed the maximum levels indicated in your Policy.

Policy Administrative Expense Charges	Monthly for the first three (3) Policy Years and for three (3) years following each requested Stated Amount increase	A per thousand charge that varies depending on issue age and Stated Amount. Deducted from Cash Value.
	Monthly until the Maturity Date	$10.00

Riders (Supplemental Insurance Benefits) Charge	Monthly	Varies depending on the Rider(s) selected. Deducted from Cash Value.

Mortality and Expense Risk (M&E) Charge	Daily	0.80% on an annual basis of the amounts in the Investment Options for the first fifteen (15) Policy Years and 0.35% thereafter.

Separate Account Expense Charge	Daily	0.10% on an annual basis of the amounts in the Investment Options for the first fifteen (15) Policy Years and 0.00% thereafter.

Transaction Charges

Charge	When we Deduct the Charge	Amount Deducted
Surrender Charge	When you partially or fully surrender your Policy	Determined by multiplying the Stated Amount (in thousands) by the per thousand of Stated Amount surrender charge, which varies by the original issue ages of the Insureds and increasing with the age of the Insureds. Applied during the first fifteen (15) Policy Years and for fifteen (15) Policy Years after an increase in Stated Amount. A proportional charge will apply for partial surrenders. The charge declines by approximately 6.6% each year over 15 years.

Decrease of Stated Amount	When a decrease in Stated Amount is effective	This a proportional surrender charge and is determined by dividing the amount of the decrease by the total Stated Amount and multiplying by the full surrender charge.

The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund’s Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses. We receive payments from some of the Funds or their affiliates for providing administrative or other services for a Fund. These payments vary in amount and currently we receive fees at an annual rate of up to approximately 0.50% of the average net amount invested in a Fund on behalf of Travelers’ separate accounts. These payments by the Funds do not result in any charge to you in addition to the Total Operating Expenses disclosed for each Fund below.

The table below describes each Fund’s fees and expenses as of December 31, 2001. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Fund Expenses
(as a percentage of average daily net assets of the funding option as of December 31, 2001, unless otherwise noted)

Funding Options:	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Total Operating Expenses	Fees and Expense Waivers	Total Net Operating Expenses

Capital Appreciation Fund	0.75%	—	0.09%	0.84%	—	0.84%
Dreyfus Stock Index Fund	0.25%	—	0.01%	0.26%	—	0.26%(1)
Managed Assets Trust	0.50%	—	0.09%	0.59%	—	0.59%
Money Market Portfolio (Travelers)	0.32%	—	0.10%	0.42%	0.02%	0.40%(2)
Ayco Series Trust
Ayco Growth Fund	0.80%	—	0.20%	1.00%	—	1.00%(3)
Deutsche Asset Management VIT Funds
EAFE® Equity Index Fund	0.45%	—	0.36%	0.81%	0.16%	0.65%(4)
Small Cap Index Fund	0.35%	—	0.28%	0.63%	0.18%	0.45%(5)
Franklin Templeton Variable Insurance Products Trust
Templeton Growth Securities Fund — Class 1	0.80%	—	0.05%	0.85%	—	0.85%(6)
Greenwich Street Series Fund
Equity Index Portfolio — Class I Shares	0.21%	—	0.02%	0.23%	—	0.23%(7)
Fundamental Value Portfolio	0.75%	—	0.02%	0.77%	—	0.77%(7)
Janus Aspen Series
Aggressive Growth Portfolio — Service Shares*	0.65%	0.25%	0.02%	0.92%	—	0.92%
Global Technology Portfolio — Service Shares*	0.65%	0.25%	0.05%	0.95%	—	0.95%
Worldwide Growth Portfolio — Service Shares*	0.65%	0.25%	0.04%	0.94%	—	0.94%
The Travelers Series Trust
Travelers Zero Coupon Bond Fund 2005	0.10%	—	1.18%	1.28%	1.13%	0.15%(8)
U.S. Government Securities Portfolio	0.32%	—	0.13%	0.45%	—	0.45%
Utilities Portfolio	0.65%	—	0.16%	0.81%	—	0.81%
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	0.80%	—	0.03%	0.83%	—	0.83%(9)
Alliance Growth Portfolio	0.80%	—	0.02%	0.82%	—	0.82%(9)
MFS Total Return Portfolio	0.80%	—	0.03%	0.83%	—	0.83%(9)
Putnam Diversified Income Portfolio	0.75%	—	0.15%	0.90%	—	0.90%(9)
Smith Barney High Income Portfolio	0.60%	—	0.07%	0.67%	—	0.67%(9)
Smith Barney Large Cap Value Portfolio	0.65%	—	0.02%	0.67%	—	0.67%(9)
Smith Barney Large Capitalization Growth Portfolio	0.75%	—	0.03%	0.78%	—	0.78%(9)
Variable Insurance Products Fund
Equity — Income Portfolio — Initial Class	0.48%	—	0.10%	0.58%	0.01%	0.57%(10)
Growth Portfolio — Initial Class	0.58%	—	0.10%	0.68%	0.03%	0.65%(11)
High Income Portfolio — Initial Class	0.58%	—	0.13%	0.71%	0.01%	0.70%(12)
Variable Insurance Products Fund II
Asset Manager Portfolio — Initial Class	0.53%	—	0.11%	0.64%	0.01%	0.63%(13)

______________

*	The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

Notes

(1)	The expenses shown are for the fiscal year ended December 31, 2001. Current or future expenses may be greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.

(2)	Travelers Insurance reimbursed the portfolio for $44,028 in expenses for the year ended December 31, 2001 (the portfolio's fiscal year end). If such expenses were not reimbursed the actual expense ratio would have been 0.42%. For the year ended December 31, 2001, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.40%.

(3)	On July 5, 2001 Ayco Large Cap Growth Fund changed its name to Ayco Growth Fund.

(4)	Deutsche Asset Management, Inc. (The Advisor) has voluntarily agreed to waive a portion of its management fee and reimburse certain expenses. These waivers and reimbursements may be discontinued at any time. Without these expense waivers and reimbursements, Management Fee, Other Expenses and Total Operating Expenses for the EAFE Equity Index Fund would be 0.45%, 0.36%, and 0.81%, respectively.

(5)	Deutsche Asset Management, Inc. (The Advisor) has voluntarily agreed to waive a portion of its management fee and reimburse certain expenses. These waivers and reimbursements may be discontinued at any time. Without these expense waivers and reimbursements, Management Fee, Other Expenses and Total Operating Expenses for the Small Cap Index Fund would be 0.35%, 0.28%, and 0.63%, respectively.

(6)	The Fund administration fee is paid indirectly through the Management Fee for Templeton Growth Securities Fund - Class 1.

(7)	Expenses are as of December 31, 2001 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2001.

(8)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.15%. Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amount of $57,934 for the year ended December 31, 2001. If such expenses were not reimbursed, the actual expense ratio would have been 1.28%.

(9)	Expenses are as of October 31, 2001 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2001.

(10)	A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP Equity-Income Portfolio - Initial Class would have been 0.58%.

(11)	A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP Growth Portfolio - Initial Class would have been 0.68%.

(12)	A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP High Income Portfolio - Initial Class would have been 0.71%.

(13)	A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP II Asset Manager Portfolio - Initial Class would have been 0.64%.

Description of the Companies, Separate Accounts and Funds

The Insurance Companies

Please refer to your Policy to determine which Company issued your Policy.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all of the states of the United States, (except New York), the District of Columbia and Puerto Rico.

Each Company is an indirect wholly owned subsidiary of Citigroup Inc. Each Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183. The Companies are subject to Connecticut law governing insurance companies and are regulated by the Connecticut Commissioner of Insurance. Each company files an annual statement in a prescribed form with the Commissioner that covers the operations of the Company for the preceding year and its financial condition as of the end of such year. Each Company’s books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, each Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

The Separate Accounts and their Investment Options

Under Connecticut law, The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor separate accounts. The Travelers Insurance Company sponsors The Travelers Fund UL for Variable Life Insurance (Fund UL), while The Travelers Life and Annuity Company sponsors The Travelers Fund UL II for Variable Life Insurance (Fund UL II). Fund UL was established on November 10, 1983 and Fund UL II was established on October 17, 1995. Both separate accounts were established under the laws of Connecticut and both are registered with the Securities and Exchange Commission (“SEC”) as unit investment trusts under the Investment Company Act of 1940 and qualify as “separate accounts.” Separate accounts are primarily designed to keep policy assets separate from other company assets.

The separate accounts are divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. The income, gains, and losses are credited to, or charged against each separate account without regard to the income, gains or losses from any other Investment Option or from any other business of the Companies. The separate accounts purchase shares of the Funds at net asset value (i.e., without a sales charge) and receive all dividends and capital gains distributions from each Fund, and reinvests in additional shares of that Fund. Finally, the assets of the separate accounts may not be used to pay any liabilities of the insurance companies other than those arising from the Policies, and the insurance companies are obligated to pay all amounts promised to Policy Owners under the Policies.

The Funds

The Funds offered through this Policy are listed below. Some Funds may not be available in certain states. We may also add, withdraw or substitute Funds from time to time. Each Fund is registered under the Investment Company Act of 1940 as an open-end, management investment company. These Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund, and Policy Owners should not compare the two.

The Fund prospectuses are included in the package containing this prospectus. Please take the time to review all the Fund prospectuses in conjunction with this prospectus before investing. Each Fund has different investment objectives and different risks. The Fund prospectuses contain more detailed information on each Fund’s investment strategy, investment advisers and its fees. We do not guarantee the investment results of the Funds.

Investment Option	Investment Objective	Investment Adviser/Subadviser
Capital Appreciation Fund (Janus)	Seeks growth of capital through the use of common stocks. Income is not an objective. The Fund invests principally in common stocks of small to large companies which are expected to experience wide fluctuations in price in both rising and declining markets.	Travelers Asset Management International Company LLC (“TAMIC”) Subadviser: Janus Capital
Dreyfus Stock Index Fund — Initial Shares	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor’s 500 Composite Stock Price Index.	Mellon Equity
Managed Assets Trust	Seeks high total investment return through a fully managed investment policy in a portfolio of equity, debt and convertible securities.	TAMIC Subadviser: Travelers Investment Management Company (“TIMCO”)
Money Market Portfolio	Seeks high current income from short-term money market instruments while preserving capital and maintaining a high degree of liquidity.	TAMIC
Ayco Series Trust
Ayco Growth Fund	Seeks long-term growth of capital by investing primarily in the common stocks of large capitalization companies. The investment approach is a combination of fundamental analysis of individual companies with a top-down economic and market sector analysis.	The Ayco Company, L.P.
Deutsche Asset Management VIT Funds
EAFE Equity Index Fund	The Fund seeks to replicate, as closely as possible, before the deduction of expense, the performance of the EAFE index, which measures international stock market performance. Under normal circumstances, the Fund intends to invest at least 80% of its assets, determined as the time of purchase, in stocks of companies included in the EAFE index and in derivative instruments.	Bankers Trust Company
Small Cap Index Fund	The Fund seeks to replicate, as closely as possible, before deduction of expenses, the performance of the Russell 2000 Index, which emphasizes stocks of small U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments.	Bankers Trust Company

Investment Option	Investment Objective	Investment Adviser/Subadviser
Franklin Templeton Variable insurance Products Trust
Templeton Growth Securities Fund — Class 1	Seeks capital growth by investing primarily in common stocks issued by companies, large and small, in various nations through-out the world.	Templeton Global Advisers Limited
Greenwich Street Series Fund
Equity Index Portfolio — Class 1	Seeks investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The fund will hold substantially all of the stocks in the S&P 500 Index, with comparable economic sector weightings, market capitalization and liquidity.	TIMCO
Janus Aspen Series
Fundamental Value Portfolio	Seeks long-term capital growth with current income as a secondary objective.	Smith Barney Fund Management LLC (“SBFM”)
Aggressive Growth Portfolio — Service Shares	Seeks long-term capital growth by investing primarily in common stocks selected for their growth potential, normally investing at least 50% in the equity assets of medium sized companies.	Janus Capital
Global Technology Portfolio — Service Shares	Seeks long-term capital growth by investing primarily in equity securities of U.S. and foreign companies, normally investing at least 65% of its total assets in companies likely to benefit significantly from advances in technology.	Janus Capital
Worldwide Growth Portfolio — Service Shares	Seeks growth of capital in a manner consistent with preservation of capital by investing primarily in common stocks of companies of any size throughout the world.	Janus Capital
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	Seeks capital appreciation by investing principally in common stock, with emphasis on medium-sized and smaller emerging growth companies.	Travelers Investment Adviser (“TIA”) Subadviser: AIM Capital Management Inc.
Alliance Growth Portfolio	Seeks long-term growth of capital by investing predominantly in equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the U.S. economy over time. Current income is only an incidental consideration.	TIA Subadviser: Alliance Capital Management L.P.
MFS Total Return Portfolio	Seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. Generally, at least 40% of the Portfolio’s assets will be invested in equity securities.	TIA Subadviser: Massachusetts Financial Services (“MFS”)
Putnam Diversified Income Portfolio	Seeks high current income consistent with preservation of capital by allocating its investments among the following three sectors of the fixed-income securities markets, a U.S. Government Sector, a High Yield Sector, and an International Sector.	TIA Subadviser: Putnam Investment Management, Inc.

Investment Option	Investment Objective	Investment Adviser/Subadviser
Smith Barney High Income Portfolio	Seeks high current income. Capital appreciation is a secondary objective. The Portfolio will invest at least 65% of its assets in high yielding corporate debt obligations and preferred stock.	SBFM
Smith Barney Large Cap Value Portfolio	Seeks current income and long-term growth of income and capital by investing primarily, but not exclusively, in common stocks.	SBFM
Smith Barney Large Capitalization Growth Portfolio	Seeks long-term growth of capital by investing in equity securities of companies with large market capitalizations.	SBFM
Travelers Series Trust
U.S. Government Securities Portfolio	Seeks current income and capital appreciation. Normally, the Fund invests at least 80% of its assets in convertible securities. The Fund invests in companies of any size or industry and some of these securities may have a lower rating (junk bonds) or may be unrated.	TAMIC
Utilities Portfolio	The Fund normally invests at least 80% of its assets in securities of companies engaged in the utilities industry. A company is considered to be engaged in the utility industry if at least 50% of gross income or net profits is derived from utility operations, or 50% of its assets are devoted to utility operations, or is regulated as a utility by a governmental body.	SBFM
Zero Coupon Bond Fund Portfolio Series 2005	Seeks to provide as high an investment return as consistent with the preservation of capital investing in primarily zero coupon securities that pay cash income but are acquired by the Portfolio at substantial discounts from their values at maturity. The Zero Coupon Bond Fund Portfolio may not be appropriate for Policy Owners who do not plan to have their premiums invested in shares of the Portfolio for the long term or until maturity.	TAMIC
Variable Insurance Products Fund
Equity-Income Portfolio – Initial Class	Seeks reasonable income by investing primarily in income-producing equity securities; in choosing these securities, the portfolio manager will also consider the potential for capital appreciation.	Fidelity Management & Research Company (“FMR”)
Growth Portfolio Initial Class	Seeks capital appreciation by purchasing common stocks of well-known, established companies, and small emerging growth companies, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.	FMR

Investment Option	Investment Objective	Investment Adviser/Subadviser
High Income Portfolio — Initial Class	Seeks to obtain a high level of current income by investing primarily in high yielding, lower-rated, fixed-income securities, while also considering growth of capital.	FMR
Variable Insurance Products Fund II
Asset Manager Portfolio — Initial Class	Seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed- income instruments.	FMR

Conflicts of Interest

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interest of various shareholders participating in a Fund could conflict. Each Fund will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

Addition and Substitution of Funds

If the use of a Separate Account or of an Investment Option is no longer possible, or in our judgment becomes inappropriate for the purposes of the Policy, we may substitute another separate account or Investment Option without your consent. The new Investment Option may have higher fees and charges than the one it replaced, and may not be available to all classes of Policies. We will not substitute Investment Options without notice to you and without prior approval of the SEC and the insurance commissioner of the state where this Policy is issued for delivery, to the extent required by law. We also may add other Investment Options under the Policy.

Voting Rights

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners, who have chosen the corresponding Investment Options. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Policy Owners.

POLICY CHARGES AND DEDUCTIONS

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Policies;
    the ability for you to obtain a loan under the Policies;

    the Death Benefit paid on the death of the last Insured;
    making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);
    administration of the various elective options available under the Policies; and
    the distribution of various reports to Policy Owners.

The costs and expense we incur include:

    expenses associated with underwriting applications, increases in the Stated Amount, and Riders;
    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;
    sales and marketing expenses including commission payments to your sales agent; and
    other costs of doing business.

Risks we assume include:

    that the Insureds may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and
    that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

Charges Against Premium

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) among the Investment Options.

    Front-End Sales Expense Charge: We deduct a front-end sales charge from each Premium Payment. For Stated Amounts of less than $500,000, the charge is 2.5%. For Stated Amounts from $500,000 to $999,999, the charge is 2.0% and for Stated Amounts of $1,000,000 or greater, there is no charge. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent.
    Premium Tax Charge: We deduct a charge of 2.50% of each Premium Payment for state premium taxes that we currently expect to pay. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction. For Policies with a Stated Amount of $5,000,000 or more, there is no State Premium Tax Charge deduction.

Charges Against Cash Value

Monthly Deduction Amount: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option’s values attributable to the Policy. We deduct the amount on the first day of each Policy Month (the Deduction Date). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, Policy Administrative Expense Charge and charges for any Riders. These are described below.

    Cost of Insurance Charge: The Cost of Insurance Charge is the primary charge under your Policy for the death benefit we provide you. The amount of the Cost of Insurance Charge depends on the amount of insurance coverage and the Cash Value of your Policy on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on issue age, policy year, sex and risk class of the Insureds.

    The maximum guaranteed cost of insurance rates are shown on the Policy Summary and are based on each Insured’s age, sex and rate class for the Initial Stated Amount and each increase in the Stated Amount. We may use rates lower than those shown. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Polices issued. We will determine the current rates for the Initial Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for Insureds of the same age, sex, duration and rate class.

    Policy Administrative Expense Charge: This per thousand charge applies for the first three (3) Policy Years and also applies to increases in the Stated Amount (excluding increases due to certain available Riders and increases in Stated Amounts due to Death Benefit option changes). The amount varies by issue age and will be stated in the Policy. In addition, there is a $10.00 monthly charge until the Maturity Date.
    Charges for Riders: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

    Surrender Charges: A Policy surrendered for all or a portion of its Cash Value during the first fifteen (15) Policy Years and for the first fifteen (15) Policy Years after an increase in Stated Amount is subject to a surrender charge. However, we will not assess a surrender charge on surrenders made with fifteen years of an increase in Stated Amount pursuant to certain Riders or a change in the death benefit option. The surrender charge is a per thousand of Stated Amount charge that varies by original issue age. The surrender charge decreases each year over the fifteen (15) year period. For example, for a 70 year old male smoker and a 70 year old female smoker with a Stated Amount of $1,000,000, the surrender charge on a full surrender at the end of each Policy Year would be as follows:

Policy Year	Surrender Charge ($)	Policy Year	Surrender Charge ($)

1	35,710	9	16,670
2	33,330	10	14,280
3	30,950	11	11,900
4	28,570	12	9,520
5	26,190	13	7,140
6	23,810	14	4,760
7	21,430	15	2,380
8	19,050	16	0

The minimum partial surrender amount is $500. If you request a partial surrender, the Death Benefit, Amount Insured and Cash Value will be reduced by the amount surrendered, including any surrender charges. The deduction from the Cash Value will be made on a pro-rata basis against the Cash Value of each Investment Option and the Fixed Account unless you request otherwise in writing. Certain surrenders may result in taxable income and tax penalties.

Decrease in Stated Amount Charge: We will assess a charge for requested decreases in Stated Amount. This is a proportional surrender charge and is determined by dividing the amount of the decrease by the total Stated Amount and multiplying by the full surrender charge. We will apply the decrease as follows: first against the most recent increase to the Stated Amount; then to other increases in the Stated Amount in the reverse order in which they occurred; and last, to the initial Stated Amount. A decrease will be effective on the later of the Deduction Day on or following our receipt of your request, or on the Deduction Day on or immediately following your requested effective date.

Charges Against the Separate Account

    Mortality and Expense Risk Charge: We deduct a daily charge for mortality and expense risks at an annual rate of 0.80% of the assets in the Investment Options for the first fifteen (15) Policy Years and 0.35% thereafter. The mortality risk assumed under the Polices is that the Insureds may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected.

    Separate Account Expense Charge: We deduct a daily charge for separate account expenses at an annual rate of 0.10% of the amounts in the Investment Options for the first fifteen (15) Policy Years, and 0% thereafter.

Fund Charges

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the separate account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds.

Modification, Reserved Rights and Other Charges

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales or surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We intend to recover commissions, marketing, administrative and other expenses and cost of Policy benefits through the fees and charges imposed under the Policies. See “Distribution.”

POLICY DESCRIPTION

The Travelers Variable Survivorship Life is a variable survivorship universal life policy that insures two individuals and pays a death benefit at the death at the second Insured. Additionally, this Policy allows for market participation with your Premium Payments allocated to a variety of Investment Options. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

Applying for a Policy

To purchase a Policy, an application on the Insureds must be submitted to us with information that includes:

    Requested Stated Amount (minimum of $100,000);
    Death Benefit option;
    Beneficiary;
    Investment Option selections; and
    Rider selections.

Policies generally will be issued only on the lives of Insureds between the ages of 20 to 85. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insureds. We offer the policy on a medical underwriting basis and may require medical examinations and additional information about the proposed Insureds before the application is approved.

A Policy will be issued only after the underwriting process is completed to our satisfaction (Issue Date). Your Policy becomes effective once we approve your application and receive the first Premium Payment (Policy Date). The Policy Date is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy months, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

While your application for the Policy is in underwriting, we may offer you temporary life insurance. To obtain the temporary insurance, you must complete the Policy Application, including the Temporary Insurance Agreement sections and you must make an advance payment. Please see “Terms and Conditions” in the Temporary Insurance Agreement for details on coverage dates and amounts.

Tax Free ‘Section 1035’ Exchanges

You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

Right to Cancel (free look period)

You may cancel this Policy by mailing it or delivering it to the Company or to the agent who sold you the Policy. You must return the Policy by the latest of:

(1)	10 days after delivery of the Policy to the Owner

(2)	45 days after the date the Policy application was signed

(3)	10 days after Notice of the Right to Cancel has been mailed or delivered to the Owner

(4)	Or later if required by state law.

We will refund the greater of:

(1)	all premiums paid less any loans, or

(2)	the Cash Value of the Policy on the date we receive the returned Policy, plus any charges that were deducted, less any loans.

We will make the refund within seven (7) days after we receive your returned Policy.

During the free look period, we allocate Net Premiums to the Money Market Option.

Ownership Rights

The Policy Owner is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy, while either of the Insureds is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

    Assigning the Policy

    The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See “Tax Treatment of Policy Benefits.” You should consult a tax adviser before assigning the Policy.

    Receiving the Maturity Benefit

    If at least one of the Insureds is living on the Maturity Date, we will pay you the Cash Value of the Policy as of the Maturity Date, less any:

1.	outstanding loan;

2.	Monthly Deduction Amount due but not paid; and

3.	amount payable to an assignee under a collateral assignment of the Policy.

    Upon maturity, insurance ends and we have no further obligation under the Policy.

    Changing or revoking a Beneficiary

    The Beneficiary is named in the Policy application and is the person who receives the Death Benefit when the last Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the last Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

    Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while either Insured is living and while your Policy is in force by writing us at our Home Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the last Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

    Decreases in the Stated Amount of insurance

    You may request a decrease in the Stated Amount after the second Policy Year. The decrease will be effective on the later of the Deduction Date or immediately following your requested effective date. There is a charge for requested Stated Amount decreases as shown in your Policy Summary and described in the Fee Tables in this prospectus. After any change, the Stated Amount in effect may not be less than the minimum Stated Amount shown on your Policy Summary. We will send you a supplemental Policy Summary reflecting any change. A decrease in the Stated Amount in a substantially funded Policy may produce a cash distribution that is included in your gross income.

    Increases in the Stated Amount (requires additional underwriting approval)

    You may request an increase to the Stated Amount after the first Policy Year and before the Policy Anniversary on which the older Insured is Age 85, provided both Insureds are living. We will require you to submit a new application and evidence of insurability. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary Page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. There is an increased Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. In addition, your cost of insurance will increase commensurate with the increase in the Stated Amount and in consideration of the attained age of the Insureds at the time the increase is purchased.

    You may request a change from Death Benefit Option 2 to Option 1
      One Insured must be living at the time of the request.
      The Stated Amount will be increased by the Cash Value.
      Some changes from Option 2 to Option 1, involving substantially funded Policies, may result in a cash distribution that is included in gross income.

    You may request a change from Death Benefit Option 1 to Option 2 (requires additional underwriting approval)
      Both Insureds must be living at the time of the request.
      We will require evidence of insurability.
      The Stated Amount will be decreased by the Cash Value.
      A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $100,000.

  Changing the Death Benefit option may have tax consequences. You should consult a tax adviser before changing the Death Benefit Option. Please see “Death Benefit.”

Written requests for changes should be sent to the Company’s Home Office at One Tower Square, Hartford, Connecticut, 06183. The Company’s telephone number is (860) 277-0111. Some of these changes may have tax consequences. You should consult a tax adviser before requesting any of these changes.

PREMIUMS

Timing and Frequency of Premium Payments

When applying for your Policy you may choose a Planned Premium amount within guidelines we provide you. The Planned Premium amount varies based on factors including, the age, sex and rating class of the Insureds. You also state whether you want to make Premium Payments annually, semiannually or monthly. Prior to the Maturity Date, you may request a change in the amount and frequency of your planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage. You may make Premium Payments by:

    Mailing a check payable to: The Travelers to One Tower Square, 4MS, Hartford CT, 06183-5071
    Direct checking account deductions (you must complete the pre-authorized collection form.)

Even if you make your planned premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In this instance, you will need to make additional Premium Payments to prevent the Policy from lapsing. For more information see the “Policy Lapse and Reinstatement” section and the “Other Benefits — Riders” section.

Allocation of Premium Payments

During the Underwriting Period your Net Premium will be placed in a non-interest bearing account. During the Right to Cancel Period, your Net Premium will be invested in the Money Market Portfolio. After the Underwriting Period and the Right to Cancel Period, we apply each premium payment to the Investment Options on the next Valuation Date after we receive it in our Home Office.

You may change your premium allocation instructions upon written request to us (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction on the Valuation Date that we receive a Premium Payment or other transaction request in good order.

TRANSFERS

Transfers of Cash Value

Currently, there is no charge for transfers among the Investment Options, but we reserve the right to restrict the number of free transfers to four times (twelve in New York) in any Policy Year and to charge $10.00 for each additional transfer. Transfers made through the Dollar Cost Averaging program or Portfolio Rebalancing, which are both described later in this section, are not counted for purposes of the transfer restriction.

We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept: (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or (2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other Policy Owners.

Telephone Transfers

The Policy Owner may make a transfer request in writing by mailing the request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company’s liability for any losses due to fraudulent telephone transfer requests.

Dollar-Cost Averaging (DCA Program)

You may establish automated transfers of Cash Value on a monthly or quarterly basis from any Investment Option to any other available Investment Options by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $5000 Cash Value in the Investment Option from which amounts will be transferred out of to enroll in the DCA Program. The minimum automated transfer amount is $100.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days’ notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of Cash Value, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar-Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

Portfolio Rebalancing

This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy. You may participate in the Portfolio Rebalancing Program by completing our rebalancing form.

VALUES UNDER YOUR POLICY

Cash Value

Each Policy has a Cash Value, which serves as a starting point for calculating values under the Policy. A Policy’s Cash Value is the sum of the values held in the Investment Options and the Loan Account. A Policy’s Cash

Value will change daily, has no guaranteed minimum value and may be more or less than Premiums paid. We calculate the Policy’s Cash Value each day the New York Stock Exchange is open for trading (a Valuation Date). The period between successive Valuation Dates is called a Valuation Period.

Investment Option Valuation

The value of each Investment Option is measured in Accumulation Units. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option’s Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding Net Investment Factor (see below) for the Valuation Period just ended. For example, to calculate Monday’s Valuation Date price, we would multiply Friday’s Accumulation Unit Value by Monday’s Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

We determine the Net Investment Factor for any Valuation Period using the following equation:	a	- c
b

a is:

1.	the net asset value per share of the Fund held in the Investment Option as of the Valuation Date; plus

2.	the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended; plus or minus

3.	a per-share charge or credit, as we may determine on the Valuation Date for tax reserves; and

b is:

1.	the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date; plus or minus

2.	the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date; and

c is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option’s investment experience. The separate account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Home Office.

Loan Account Valuation

When you borrow money from us using the Policy as collateral for the loan, we transfer the amount of the loan from the Investment Options to the Loan Account as collateral for that loan. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 7.40% in Policy Years 1-15 and 3.85% in Policy Years 16 and later on an annual basis. We charge this interest in advance at the beginning of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually.

When we determine a Policy’s Cash Value, the value in the Loan Account (i.e. the amount (adjusted for any repayments or additional Policy loans) we transferred from the Investment Options to secure the loan) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options.

DEATH BENEFIT

If your Policy is in effect on the death of the last Insured, we will pay your Beneficiary a Death Benefit. We may reduce the Death Benefit payable as discussed below under “Paying the Death Benefit and Payment Options.” All or part of the Death Benefit may be paid in cash or applied to one or more of the Payment Options described in the following pages.

You may select one of two Death Benefit options when you purchase the Policy. The amount of the Death Benefit will depend on which Death Benefit option you select. However, as long as the Policy remains in effect, the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Monthly Deduction Amount.

Option 1 (the Level Option)

The Death Benefit will be equal to the Stated Amount of the Policy on the date of the last Insured’s death or, if greater, the Minimum Amount Insured as of the date of the last Insured’s death.

Option 2 (the Variable Option)

The Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value as of the date of the last Insured’s death or, if greater, the Minimum Amount Insured as of the date of the last Insured’s death.

The Minimum Amount Insured equals a stated percentage of the Policy’s Cash Value. It is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law (specifically Section 7702 of the Code). Under that section, the Policy must maintain a certain ratio of insurance coverage to Cash Value. The ratio (or percentage) varies according to the attained age of the younger Insured. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages. For attained ages not shown, the applicable percentages will decrease evenly.

Attained Age of the Younger Insured	Percentage of the Policy’s Cash Value which equals the Minimum Amount Insured
0-40	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
95+	100%

In addition to the Minimum Amount Insured limitation, federal tax law imposes another test that a life insurance policy must pass in order to qualify as life insurance. This Policy uses the Guideline Premium/Cash Value Corridor test to satisfy this requirement. Application of the Guideline Premium/Cash Value Corridor test may further increase the Minimum Amount Insured shown above.

Death Benefit Examples

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under each Death Benefit Option. The examples assume two Insureds, both age

40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 — Level Death Benefit

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $100,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit of the Policy is the greater of the Stated Amount ($100,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $100,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 since the Death Benefit is the greater of the Stated Amount ($100,000) or the Minimum Amount Insured ($150,000).

OPTION 2 — Variable Death Benefit

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the last Insured’s death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($110,000) would be equal to the Stated Amount ($100,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $100,000, then the Minimum Amount Insured would be $250,000 ($100,000 x 250%). The resulting Death Benefit would be $250,000 because the Minimum Amount Insured ($250,000) is greater than the Stated Amount plus the Cash Value ($100,000 + $100,000 = $200,000).

Changing the Death Benefit Option

    Change from Option 1 to Option 2

    You may change from Option 1 to Option 2 if both Insureds are living. We will effect the change on the latest of: (1) the Deduction Date on or following the day we receive the request for change; or (2) the date we approve the request for change, or (3) the Deduction Date on or immediately following your requested effective date. After the change, we will decrease your Stated Amount by your Cash Value. The remaining Amount Insured and the remaining Stated Amount in effect after any change may not be less than the respective minimum amounts shown on the Policy Summary. We will not permit a change from Option 1 to Option 2 if the change results in a Stated Amount of less than $100,000.

    Change from Option 2 to Option 1

    You may request a change from Option 2 to Option 1 if at least one Insured is living. We will effect the change on the latest of: (1) the Deduction Date on or following the day we receive the request for change; or (2) the date we approve the request for change, or (3) the monthly due date on or immediately following your requested effective date. After the change, we will increase your Stated Amount by your Cash Value. The remaining Amount Insured and the remaining Stated Amount in effect after any change may not be less than the respective minimum amounts shown on the Policy Summary.

Paying the Death Benefit and Payment Options

Death Benefits are payable within seven days after we receive satisfactory proof of the last Insured’s death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is alive when the last Insured has died, the Death Benefit will be paid to the Policy Owner, if alive, otherwise, the Death Benefit will be paid to the Policy Owner’s estate. In addition, we may defer payment of proceeds that exceed the Cash Value for up to six months from the date of the request for the payment.

If one or both of the Insureds commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply. In addition, if the last Insured dies during the 31-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due, then the Death Benefit actually paid to the Policy Owner’s Beneficiary will be reduced by the amount of the Monthly Deduction Amount that is due and unpaid.

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects another of the Company’s Payment Options. A combination of options may be used. The minimum amount that may be placed under a Payment Option is $5,000 unless we consent to a lesser amount. Proceeds applied under a Payment Option will no longer be affected by the investment experience of the Investment Options.

The following Payment Options are available under the Policy:

      OPTION 1 — Payments of a fixed amount

      OPTION 2 — Payments for a fixed period

      OPTION 3 — Amounts Held at Interest

      OPTION 4 — Monthly Life Income

      OPTION 5 — Joint and Survivor Level Amount Monthly Life Income

      OPTION 6 — Joint and Survivor Monthly Life Income-Two-thirds to Survivor

      OPTION 7 — Joint and Last Survivor Monthly Life Income-Monthly Payment Reduces on Death of First Person Named

      OPTION 8 — Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

BENEFITS AT MATURITY

If your Policy is in effect on the Maturity Date and at least one Insured is living, we will pay the Policy’s Cash Value less any Outstanding Loan and any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

We offer two Riders, the Maturity Extension Rider and the Coverage Extension Rider, that may extend your coverage beyond the Policy’s Maturity Date. However, the tax consequences of continuing the Policy beyond the Maturity Date are unclear. You should consult your tax adviser before electing the rider to assess any potential tax liability. Details about these riders are in the “Other Benefits — Riders” section below.

OTHER BENEFITS

Exchange Option

Once the Policy is in effect, you may exchange it during the first two (2) Policy Years for a form of non-variable survivorship life insurance policy issued by the Company (or an affiliated company, if allowed by state law) on the life of the insureds. Benefits under the new life insurance policy will be as described in that policy. We will not require evidence of insurability. You have the right to select the same death benefit or Net Amount at Risk as the former Policy at the time of exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. You must repay any outstanding Policy loan before we will issue the new Policy. Rider benefits with this Policy will be included with the new policy only if such Rider benefits are available with the new policy, and will be subject to our rules then in effect. An exchange under this provision is subject to an equitable adjustment in payments of Cash Values to reflect variance, if any, in the payments and Cash Values under this Policy and the new policy.

Riders (Supplemental Insurance Benefits)

You may elect to have one or more of the following Riders added to your Policy. There may be costs associated with these Riders. Some Riders may not be available in all states. The descriptions below are intended to be general; the terms of the Riders providing the additional benefits may vary from state to state, and you should consult the Policy and Rider.

Cost of Living Adjustment Rider	Automatically increases insurance coverage when the Consumer Price Index rises enough to allow for minimum increase of $5,000.

Coverage Extension Rider (available only if both Insureds’ Issue Age is 80 or less)	The Coverage Extension Rider allows the policy to continue in force beyond the Maturity Date. The policy will be continued until the earlier of the last Insured’s Death or the receipt of a request for full surrender. The Death Benefit after the Maturity Date will be equal to the Amount Insured as of the date of the last Insured’s Death, minus any loan amount due and any amounts payable under a collateral assignment of the policy. After the Maturity Date, Interest on loans will continue to accrue and will be added to the total Loan Account value, and loan repayments will be accepted. New loans, partial surrenders and transfers among the Investment Options (funds) will continue to be permitted after the Maturity Date. There is no charge for this rider.

Estate Protector Rider	Provides additional Death Benefit in the first four Policy Years, which can be used for estate taxes if Policy proceeds are included in the estate of the surviving spouse. Benefits are paid whether or not they are needed for estate tax payment.

Estate Tax Repeal Rider	Allows surrender charges to be waived in the event that the federal estate tax is repealed.

Full Surrender Charge Waiver Rider	For policies with a minimum initial premium of $50,000: Allows surrender charges to be waived if the policy is fully surrendered during the first five policy years. There is a charge for this rider.

Lapse Protection Guarantee	This Rider is available only with Death Benefit Option 1. The Rider provides that if, during the first ten (10) Policy Years, the total premiums paid, less any outstanding loans or partial surrenders equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. With this Rider, the Policy will not lapse on a Monthly Deduction Day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due provided the Monthly Deduction Date is within the first ten (10) Policy Years.
The Monthly Lapse Protection Premium will change to reflect any increases you make to the Stated Amount or Riders under the Policy. If you make a change, we will send you an updated Policy Summary page showing the new Monthly Lapse Protection Premium that must be met until the ten-year period expires. The Rider will be cancelled if you switch to Death Benefit Option 2.

Maturity Extension Rider (available only if either Insured’s Issue Age is between 81-85)	The Maturity Extension Rider allows the policy to continue in force beyond the Maturity Date. The policy will be continued until the earlier of the last Insured’s Death or the receipt of a request for full surrender. The Death Benefit after the Maturity Date will be equal to the Cash Value as of the date of the last Insured’s Death, minus any Loan Account value and any amounts payable under a collateral assignment of the policy. After the Maturity Date, Interest on loans will continue to accrue and will be added to the total Loan Account value, and loan repayments will be accepted. New loans, partial surrenders and transfers among the Investment Options (funds) will continue to be permitted after the Maturity Date. There is no charge for this rider.

Policy Split Option Rider	Splits Cash Value and Death Benefit into two equal individual non-term life insurance policies without evidence of insurability in the event of divorce (two-year waiting period) or the repeal of the Unlimited Marital Deduction.

Scheduled Increase Option Rider	Can automatically increase coverage by 1% to 5% per year.

POLICY SURRENDERS

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. See “Tax Treatment of Policy Benefits.”

Full Surrender

You may surrender the Policy and receive its Cash Surrender Value. You may request a surrender without the Beneficiary’s consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary’s consent. The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Cash Value, minus any outstanding Policy loans, and any surrender charge. We will pay you within seven (7) days after we receive your request in good order. The Policy will terminate on the date we receive your request in writing.

Partial Surrender

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered plus any applicable surrender charge pro rata from all your selected Investment Options unless you give us other written instructions. We will pay you within seven (7) days after we receive your request in good order.

In addition to reducing the Policy’s Cash Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. Under Option 1 (the Level Option), the Policy’s Stated Amount will be reduced by the surrender amount. Under Option 2 (the Variable Option), the Policy’s Cash Value, which is part of the Death Benefit, will be reduced by the surrender amount. We may require you to return the Policy to record this reduction.

POLICY LOANS

While the Policy is in force, you may borrow money using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See “Federal Tax Considerations.”

Loan Conditions

    You may borrow up to 100% of the Policy’s Cash Value minus surrender charges. We determine Cash Value on the day we receive the written loan request.
    The loan request must be at least $500, except where state law requires a different minimum.

    To secure the loan, we transfer an amount equal to the loan from the Investment Options and the Fixed Account to the Loan Account. We make the transfer from the Investment Options and the Fixed Account on a pro rata basis, unless you give us different allocation instructions. The portion of the loan transferred from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A loan from the Fixed Account in an amount greater than this proportionate amount is not permitted.
    Amounts in the Loan Account earn interest at a rate of 4% per year in arrears.
    We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request. We may postpone the payment of the loans under certain conditions.
    We charge interest on the outstanding amount of your loan(s), and you must pay this interest in advance, at the beginning of each Policy Year, at the rate shown below. Interest not paid when due will be added to the amount of the loan. If you have an Outstanding Loan and request a second loan, we will add the amount of outstanding loan to the loan request. The table below shows the interest rates we will charge.
POLICY YEARS	RATE CHARGED
1 – 15	7.40%
16 and later	3.85%

    You may repay all of part of your Outstanding Loans at any time while either Insured is alive by sending the repayment to our Home Office.
    Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a premium payment to the Policy.
    As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options in proportion to the loan amount associated with each Investment Option. Also, we will deduct the amount of the repayment from the Loan Account and credit the repayment to the Fixed Account based upon the proportion of the Fixed Account value relative to the Policy’s Cash Value as of the date we received the loan request.
    We will deduct any unpaid loan amount, including interest you owe, from your Cash Value when you surrender the Policy and from the Death Benefit proceeds payable.
    If any unpaid loan amount, including any interest you owe, equals or exceed the Cash Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period. See “Lapse and Reinstatement.”

Effects of Loans

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan Amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment. Amounts transferred from an Investment Option to the Loan Account will affect the value in that Investment Option because we credit such amounts with an interest rate we declare rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. See “Tax Treatment of Policy Benefits.” In addition, the tax consequences of a loan after the fourteenth Policy Year are uncertain. You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

LAPSE AND REINSTATEMENT

Lapse

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount due but not paid, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due.

Grace Period

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an outstanding loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the outstanding loan as a repayment of the outstanding loan and not as an additional premium payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the amount of Cash Value held in our Loan Account to the Investment Options, thereby increasing the Cash Surrender Value of the Policy, and potentially preventing a lapse.

If the last Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any outstanding loan.

Lapse Protection Guarantee Rider

This rider is available only with Death Benefit Option 1 (the Level Option). The Rider provides that if, during the first ten (10) Policy Years, the total premiums paid, less any outstanding loans or partial surrenders, equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. With this Rider, the Policy will not lapse on a monthly deduction day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due within the first ten (10) Policy Years.

The Monthly Lapse Protection Premium will change to reflect any increases you make to the Stated Amount or changes to Riders under the Policy. If you make a change, we will send you an updated Summary Page showing the new Monthly Lapse Protection Premium that must be met. The Rider will be cancelled if you switch to Death Benefit Option 2 (the Variable Option).

State law may affect the availability and some of the terms of this Rider.

Reinstatement

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

(1)	the Policy was not surrendered for cash and it is before the Maturity Date;

(2)	you furnish us with acceptable evidence of insurability;

(3)	you pay all past due Monthly Deduction Amounts;

(4)	you pay Premium Payments equaling the next three Monthly Deduction Amounts;

(5)	you pay the amount of any outstanding loan.

Upon reinstatement, the Policy’s Cash Value will be the amount provided by the Premium Payments you made, plus any Cash Value as of the date of lapse.

FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including the tax status of the Policy Owner and the tax treatment of the Policy. This tax treatment is highly complex. The following summary provides a general description of the material federal tax consequences to the Policy Owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief summary and does not purport to be complete or cover all situations and is not intended as tax advice. This discussion is based upon the Company’s understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

It should be understood that this is not an exhaustive discussion of all tax questions that might arise under the Policies. No attempt has been made to address any federal estate tax or state and local tax considerations that may arise in connection with a Policy. For complete information, a qualified tax adviser should be consulted.

Potential Benefits of Life Insurance

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

    Income tax-free death benefits (e.g., the Death Benefit under the Policy may pass to your Beneficiary tax-free)
    Income tax-free growth of policy cash values (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred)
    Income tax-free access to cash value through loans and/or withdrawals (e.g., under certain circumstances a Policy Owner may access cash from the Policy without facing tax consequences)

Whether and how these benefits may be utilized is largely governed by Section 7702 of the Internal Revenue Code (IRC), the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA), the Deficit Reduction Act of 1984 (DEFRA) and the Technical and Miscellaneous Revenue Act of 1988 (TAMRA). All of these federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

    A definition of a life insurance contract.
    Diversification requirements for separate account assets.
    Limitations on policy owner’s control over the assets in a separate account.
    Guidelines to determine the maximum amount of premium that may be paid into a policy.
    Limitations on withdrawals from a policy.
    Qualification testing for all life insurance policies that have cash value features.

Tax Status of the Policy

Definition of Life Insurance

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under Section 7702 of the IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in Section 7702 can satisfy this definition. This Policy uses the guideline premium test. Guidance as to how Section 7702 and the guideline premium test are to be applied, however, is limited, particularly as to survivorship life insurance contracts like the Policy, and there can be less certainty with respect to such contracts. If a Policy was determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

Diversification

In addition to meeting the definition of a life insurance contract in Section 7702 of the IRC, to qualify as life insurance under the IRC, separate account investments (or the investments of a Mutual Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be “adequately diversified” pursuant to Section 817(h) of the Code.

Treasury Regulation Section 1.817-5, which was adopted by Treasury to implement section 817(h), generally requires that no more than 55 percent of the value of the total assets of the mutual fund owned by the separate account may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three (3) investments; and no more than 90 percent of such value may be represented by any four (4) investments. Thus, under this test, the separate account and the mutual funds are generally required to invest a specified portion of its assets in at least five (5) distinct investments. Generally, U.S. Treasury securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply.

The separate account, through the funds, intends to comply with these requirements. Although the Company does not control the funds, the Company intends to monitor the investments of the mutual funds to ensure compliance with these diversification requirements.

Investor Control

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner’s gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those separate account assets, such as the ability to exercise investment control over the assets. The Treasury has also stated that guidance would be issued by way of regulations or rulings on the “extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets.’’ As of the date of this prospectus, no such guidance has been issued.

Tax Treatment of Policy Benefits

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

In General

The Company believes that the Death Benefit under the Policy will be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code, unless the Policy has been transferred for value and no exception to the transfer for value rules applies. In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. (See discussion of “Modified Endowment Contracts” below.) Depending on the circumstances, the exchange of a policy, a change in the policy’s face amount, a change in the policy’s death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding Indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have Federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax adviser for further advice on all tax issues.

The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts

Special tax considerations apply to “Modified Endowment Contracts” (MEC). A MEC is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to the stated amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any policy issued in exchange for a MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

Loans and partial withdrawals from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner’s investment in the policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from MECs to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59½, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer’s life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a modified endowment contract.

For purpose of applying the MEC rules, all MECs that are issued by Travelers (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner’s gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in “Tax Treatment of Policy Benefits.” Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59½ will have the same tax consequences as noted above in “Tax Treatment of Policy Benefits.”

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a policy that is not classified as a modified endowment contract are generally treated as first recovering the investment in the policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of somePolicy loans are uncertain. You should consult a tax adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy’s maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax adviser before effecting any change to a policy that is not a modified endowment contract.

Treatment of Loan Interest

If there is any borrowing against the policy, the interest paid on loans may not be tax deductible.

Investment in the Policy

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

Business Uses of Policy

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Insurable Interest

The Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance Policy for Federal income tax purposes. The laws of the state that govern the Policy determine the existence of an insurable interest. State laws on this subject vary widely, but typically require that the Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured’s death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for Federal income tax purposes. It is the responsibility of the Owner to determine the existence of insurable interest in the life of the Insured under applicable state law.

The Company’s Income Taxes

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company’s obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for Federal income taxes that may be attributable to the separate account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the separate account under future tax law.

Under present laws, Travelers may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Accounts.

Alternative Minimum Tax

Please consult your tax adviser for alternative minimum tax rules as they may impact your Policy.

OTHER POLICY INFORMATION

Payment and Suspension of Valuation

You may send your written requests for payment to our Home Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the last Insured’s death, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. We may pay our Death Benefit proceeds in a lump sum or under an optional payment plan.

Policy Statements

We will maintain all records relating to the separate accounts, the Investment Options. At least once each Policy Year, we will send you a statement showing:

      the Cash Value, Stated Amount and Amount Insured;
      the date and amount of each Premium Payment;
      the date and amount of each Monthly Deduction;
      the amount of any outstanding Policy Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;
      the date and amount of any partial surrenders and the amount of any partial surrender charges or decrease of Stated Amount charges;
      the annualized cost of any Riders purchased under the Policy; and
      a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

Limits On Right To Contest And Suicide Exclusion

The Company may not contest the validity of the Policy after it has been in effect during the lifetime of at least one of the Insureds for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if one or both of the Insureds commits suicide during the two-year period following issue while sane or insane, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and (ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

Misstatement as to Sex and Age

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Home Office.

Policy Changes

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform to any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid.

Legal Proceedings

There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable Contract.

Distribution

Travelers Distribution LLC serves as the principal underwriter of the Policies, which are offered on a continuous basis. Travelers Distribution LLC is affiliated with both insurance companies, and is also located at One Tower Square, Hartford CT. Travelers Distribution is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

The Policies will be sold by life insurance sales representatives, who are registered representatives of the Company, or certain other registered broker-dealers, who have entered into distribution agreements with Travelers Distribution. Each broker-dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.

The maximum commission payable by the Company for distribution to the broker-dealer will not exceed 110% of the target premium and 5.0 % of the excess premium paid in the first policy year. The maximum commission payable will not exceed 5.0% of the annual renewal premium paid in policy years 2-10, will not exceed 4% of the annual renewal premium paid in policy years 11 – 15, and will not exceed 2.0% of the annual premium paid after policy year 15. In addition, the Company, and Travelers Distribution LLC may receive distribution and/or service fees (12b-1 fees) deducted from certain Fund as compensation for providing distribution and/or shareholder support service for the Fund. Tower Square Securities, Inc., an affiliated broker-dealer of the Company receives additional incentive payments from the Company relating to the sale of the policies. From time to time, the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

Legal Matters

The legal matters in connection with the Policy described in this prospectus have been passed on by the Deputy Counsel of the Company.

Experts

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries and the financial statements and schedules of The Travelers Life and Annuity Company as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports covering the December 31, 2001 financial statements and schedules of The Travelers Insurance Company and The Travelers Life and Annuity Company refer to changes in accounting for derivative instruments and hedging activities and for securitized financial assets.

The financial statements of the Travelers Fund UL for Variable Life Insurance and the Travelers Fund UL II for Variable Life Insurance as of December 31, 2001, and for each of the years in the three-year period ended December 31, 2001, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial Matters

Actuarial matters included in this prospectus have been examined by Mahir Dugentas, an actuary of The Travelers Life and Annuity Company, whose opinion we filed as an exhibit to the registration statement.

FINANCIAL STATEMENTS

You should distinguish the financial statements of each Company included in this prospectus from the financial statements of the separate accounts. Please consider the financial statements of each Company only as bearing on our ability to meet our obligations under the applicable Policies. You should not consider the financial statements of each Company as affecting the investment performance of the assets held in the separate accounts.

Management

Directors and Senior Officers of The Companies

The following are the Directors, Executive Officers and Senior Officers of The Travelers Insurance Company and The Travelers Life and Annuity Company as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals is the Company’s Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group Inc.

Name and Address	Position With Company	Business Experience During Last Five Years

George C. Kokulis*	Director, President and Chief Executive Officer	Director (1996-present), President and Chief Executive Officer since April 2000, Executive Vice President (7/1999-3/2000), Senior Vice President (1995-1999), Vice President (1993-1995) of The Travelers Insurance Company and The Travelers Life and Annuity Company

Glenn D. Lammey*	Director, Executive Vice President Chief Financial Officer and Chief Accounting Officer	Director (2000-present), Executive Vice President and Chief Financial Officer and Chief Accounting Officer since March 2000 of The Travelers Insurance Company and The Travelers Life and Annuity Company. Executive Vice President, Claim Services (1997-2000), Senior Vice President (1996-1997) of Travelers Property Casualty Corp.

Marla Berman Lewitus*	Director, Senior Vice President And General Counsel	Director (2000-present), Senior Vice President and General Counsel since August 1999 of The Travelers Insurance Company and The Travelers Life and Annuity Company. Associate General Counsel (1998-1999), Assistant General Counsel (1995-1998) of Citigroup Inc.

Kathleen A. Preston*	Director, Executive Vice President	Director and Executive Vice President since March 2002, Senior Vice President (1999-3/ 2002), Vice President (1998-1999) of The Travelers Insurance Company and The Travelers Life and Annuity Company. Senior Vice President (10/1995-12/1997) Fleet Financial Group. Vice President (7/1995-10/1995) Travelers Insurance Company and The Travelers Life and Annuity Company.

Stuart L. Baritz**	Senior Vice President	Senior Vice President (1995-present) of The Travelers Insurance Company and The Travelers Life and Annuity Company.
William H. Heyman***	Senior Vice President	Senior Vice President (6/2000-present) of The Travelers Insurance Company and The Travelers Life and Annuity Company. Executive Vice President (1995-present) Citigroup Investments, Inc.
Madelyn Lankton*	Senior Vice President and Chief Information Officer	Senior Vice President and Chief Information Officer (8/2001-present), Vice President-Information Systems (1997-2001), Second Vice President (1994-1997) of The Travelers Insurance Company and The Travelers Life and Annuity Company.

Brendan M. Lynch*	Senior Vice President	Senior Vice President (2000-present), Vice President (1968-2000) of The Travelers Insurance Company and The Travelers Life and Annuity Company.
Warren H. May*	Senior Vice President	Senior Vice President (1995-present) of The Travelers Insurance Company and The Travelers Life and Annuity Company.
Laura A. Pantaleo**	Senior Vice President	Senior Vice President (2001-present) of The Travelers Insurance Company and The Travelers Life and Annuity Company. Chief Operational Officer and Senior Vice President (4/2000-4/2001) of Women & Co. Senior Vice President (1995-2000) Smith Barney’s Estate Trust Services Division of Citigroup Inc.

David A. Tyson*	Senior Vice President	Senior Vice President (1995-present) The Travelers Insurance Company and The Travelers Life and Annuity Company. Executive Vice President (1998-present) Citigroup Investments Inc.
F. Denney Voss***	Senior Vice President	Senior Vice President (1995-present) The Travelers Insurance Company and The Travelers Life and Annuity Company. Senior Vice President (1998-present) Citigroup Investments Inc.

______________

*	The address of these directors and officers is One Tower Square, Hartford, Connecticut 06183. These individuals may also be directors and/or officers of other affiliates of the Company

**	The address of these officers is Two Tower Center, East Brunswick, NJ 08816. These individuals may also be directors and/or officers of other affiliates of the Company.

***	The address of these officers is 399 Park Avenue, New York, NY 10043. These individuals may also be directors and/or officers of other affiliates of the Company.

Directors, officers and employees of the Company are covered by a blanket fidelity bond in an amount of $315 million issued by Lloyds of London and other companies.

Example of Policy Charges

The following chart illustrates the surrender charges and Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deductions Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of Insurance rates go up each year as the Insured becomes a year older.

Male, Age 65	Female, Age 65	Face Amount: $1,000,000
Preferred Non-smoker	Preferred Non-smoker	Level Death Benefit Option
Annual Premium: $11,923.37		Current Charges
Hypothetical Gross Annual Investment	Rate of Return: 8%

				Total Monthly Deduction for the Policy Year

PolicyYear	Cumulative Gross Premium	Sales and Premium Tax Charges	Surrender Charges	Cost of Insurance Charges	Administrative Charges and Monthly Policy Charges

1	$11,923.37	$298.08	$31,540.00	$171.44	$3,538.08
2	$23,846.74	$596.17	$29,440.00	$571.12	$3,538.08
3	$35,770.11	$894.25	$27,340.00	$1,061.63	$3,538.08
5	$59,616.85	$1,490.42	$23,130.00	$2,347.43	$418.08
10	$119,233.70	$2,980.84	$12,620.00	$6,848.06	$418.08

Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual Investment results may be more or less than shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over a period of time.

ILLUSTRATIONS

The following pages are intended to illustrate how the Account Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 65 year old male and a 65 year old female. The difference between the Cash Value and the Cash Surrender Value in these illustrations represents the Surrender Charge that would be incurred upon a full surrender of the Policy..

One example illustrates that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, mortality and expense risk charge, and administrative expense charge allowable under the Policy are charged in all years. The other example illustrates that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification, and the monthly administrative charge varies by age, amount of insurance and smoker/non-smoker classification for current charges. The illustrations reflect a deduction of 5% from each annual premium for premium tax (2.5%), and front end sales charge (2.5%).

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first fifteen Policy Years, the current and guaranteed charges consist of 0.80% for mortality and expense risks, 0.10% for administrative expenses, and an average of the Underlying Fund expenses and thereafter, 0.35% for mortality and expense risks, 0.00% for administrative expenses, and an average of the Underlying Fund expenses.

The charge for Underlying Fund expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and is an arithmetic average of the investment advisory fees and other expenses charged by each of the available Investment Options during the most recent audited calendar year. The Underlying Fund expenses for some of the Underlying Funds reflect an expense reimbursement agreement currently in effect, as shown in the Policy prospectus summary. Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Policy Owners.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of –1.58%, 4.42%, and 10.42%, respectively on a current and guaranteed basis during the first fifteen Policy Years, and to approximate net annual rates of –1.03%, 4.97% and 10.97%, respectively on a current and guaranteed basis thereafter.

The actual charges under a Policy for expenses of the Underlying Funds will vary from year to year and will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

The illustrations do not reflect any charges for federal income taxes against either Separate Account, since the Company is not currently deducting such charges from either Fund UL or Fund UL II. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits’, Account Values-and Cash Surrender Values illustrated.

Where required by law or upon request, the Company, through its agent will provide you a comparable illustration based upon the proposed Insured’s age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average Underlying Fund expenses, arithmetic average Underlying Fund expenses and/or the actual Underlying Fund expenses depending on what your request. An explanation of how the Underlying Fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%

Variable Survivorship Life

Level Death Benefit Option

Illustrated with Guaranteed Charges

Male Preferred Nonsmoker Age 65 and Female Preferred Nonsmoker Age 65
Stated Amount 1,000,000
Annual Premium $11,923.37

	Total
	Premiums
	With 5%	Death Benefit			Cash Value			Cash Surrender Value

Year	Interest	0%	6%	12%	0%	6%	12%	0%	6%	12%

1	12,520	1,000,000	1,000,000	1,000,000	7,919	8,501	9,086	0	0	0
2	25,665	1,000,000	1,000,000	1,000,000	14,994	16,637	18,356	0	0	0
3	39,468	1,000,000	1,000,000	1,000,000	21,081	24,232	27,667	0	0	327
4	53,961	1,000,000	1,000,000	1,000,000	29,124	34,289	40,150	3,884	9,049	14,910
5	69,178	1,000,000	1,000,000	1,000,000	35,801	43,528	52,651	12,671	20,398	29,521
6	85,157	1,000,000	1,000,000	1,000,000	40,880	51,662	64,930	19,850	30,632	43,900
7	101,934	1,000,000	1,000,000	1,000,000	44,048	58,309	76,647	25,118	39,379	57,717
8	119,550	1,000,000	1,000,000	1,000,000	44,885	62,965	87,329	28,065	46,145	70,509
9	138,047	1,000,000	1,000,000	1,000,000	42,864	64,995	96,364	28,144	50,275	81,644
10	157,469	1,000,000	1,000,000	1,000,000	37,374	63,645	103,004	24,754	51,025	90,384
15	270,154	0	0	1,000,000	0	0	62,305	0	0	60,205
20	413,970	0	0	0	0	0	0	0	0	0

Variable Survivorship Life

Level Death Benefit Option

Illustrated with Current Charges

Male Preferred Nonsmoker Age 65 and Female Preferred Nonsmoker Age 65
Stated Amount 1,000,000
Annual Premium $11,923.37

	Total
	Premiums
	with 5%	Death Benefit			Cash Value			Cash Surrender Value

Year	Interest	0%	6%	12%	0%	6%	12%	0%	6%	12%

1	12,520	1,000,000	1,000,000	1,000,000	8,059	8,647	9,236	0	0	0
2	25,665	1,000,000	1,000,000	1,000,000	15,594	17,266	19,012	0	0	0
3	39,468	1,000,000	1,000,000	1,000,000	22,521	25,763	29,291	0	0	1,951
4	53,961	1,000,000	1,000,000	1,000,000	31,844	37,228	43,319	6,604	11,988	18,079
5	69,178	1,000,000	1,000,000	1,000,000	40,314	48,480	58,078	17,184	25,350	34,948
6	85,157	1,000,000	1,000,000	1,000,000	47,792	59,361	73,502	26,762	38,331	52,472
7	101,934	1,000,000	1,000,000	1,000,000	54,094	69,660	89,475	35,164	50,730	70,545
8	119,550	1,000,000	1,000,000	1,000,000	59,384	79,509	106,235	42,564	62,689	89,415
9	138,047	1,000,000	1,000,000	1,000,000	63,636	88,861	123,857	48,916	74,141	109,137
10	157,469	1,000,000	1,000,000	1,000,000	66,862	97,702	142,470	54,242	85,082	129,850
15	270,154	1,000,000	1,000,000	1,000,000	71,855	137,837	260,382	69,755	135,737	258,282
20	413,970	1,000,000	1,000,000	1,000,000	67,456	183,808	465,910	67,456	183,808	465,910

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

PERFORMANCE INFORMATION

From time to time, we may show investment performance for the Investment Options, the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.

For Investment Options of either Separate Account that invest in Underlying Funds that were in existence prior to the date on which the Investment Option became available under the Policy, average annual rates of return may include periods prior to the inception of the Investment Option. Performance calculations for Investment Options with pre-existing Underlying Funds will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under either separate account during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options. The chart reflects the guaranteed maximum .80% mortality and expense risk charge and .10% administrative expense risk charge. The rates of return do not reflect the front-end sales charge or the state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or Monthly Deduction Amounts. These charges would reduce the average annual return reflected.

The surrender charges and Monthly Deduction Amounts for a hypothetical Insured are depicted in the Example following the Rates of Returns. See “Charges and Deductions” for more information regarding fees assessed under the Policy. For illustrations of how these charges affect Cash Values and Death Benefits, see “Illustrations.” The performance information described in this prospectus may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. (“NASD”) and applicable state approval and guidelines.

The table below shows the net annual rates of return for accumulation units of Investment Options available through the Variable Survivorship Life Policy.

AVERAGE ANNUAL RETURNS THROUGH 12/31/2001

UNDERLYING INVESTMENT OPTIONS	YTD	1 YEAR	3 YEAR	5 YEAR	10 YEAR	Fund Inception Date

STOCK FUNDS:
AIM Capital Appreciation Portfolio	-18.89%	-18.89%	-1.68%	4.22%	—	10/10/95
Alliance Growth Portfolio	-11.49%	-11.49%	-3.02%	8.32%	—	06/16/94
Ayco Growth Fund	-0.99%	-0.99%	—	—	—	11/29/00
Capital Appreciation Fund (Janus)	-22.49%	-22.49%	-4.79%	11.55%	14.02%	03/18/82
Scudder VIT EAFE Equity Index Fund	-25.02%	-25.02%	-7.96%	—	—	08/22/97
Scudder VIT Small Cap Index Fund	5.83%	5.83%	4.70%	—	—	08/25/97
Dreyfus Stock Index Fund	-10.43%	-10.43%	-2.20%	9.38%	11.46%	09/29/89
Fidelity VIP Equity-Income Portfolio — Initial Class	-4.68%	-4.68%	2.17%	8.41%	12.57%	10/09/86
Fidelity VIP Growth Portfolio — Initial Class	-14.87%	-14.87%	-0.65%	10.65%	12.37%	10/09/86
Janus Aggressive Growth Portfolio — Service Shares	-35.02%	-35.02%	-3.30%	6.08%	—	12/31/99
Janus Global Technology Portfolio — Service Shares	-33.18%	-33.18%	—	—	—	01/18/00
Janus Worldwide Growth Portfolio — Service Shares	-21.05%	-21.05%	1.34%	9.98%	—	12/31/99
Smith Barney Equity Index Portfolio — Class I	-10.42%	-10.42%	-2.07%	9.61%	12.16%	10/16/91
Smith Barney Large Capitalization Growth Portfolio	-11.33%	-11.33%	1.21%	—	—	05/06/98
Smith Barney Large Cap Value Portfolio	-7.51%	-7.51%	0.39%	6.68%	—	06/16/94
Smith Barney Fundamental Value Portfolio	-4.33%	-4.33%	10.66%	10.29%	—	10/16/91
Templeton Growth Securities Fund — Class 1	-1.72%	-1.72%	10.14%	8.25%	11.81%	08/31/88
Utilities Portfolio	-21.89%	-21.89%	-2.37%	6.24%	—	02/04/94
BOND FUNDS:
Fidelity VIP High Income Portfolio — Initial Class	-12.41%	-12.41%	-10.35%	-4.45%	4.33%	09/19/85
Putnam Diversified Income Portfolio	2.61%	2.61%	0.72%	1.70%	—	06/16/94
Smith Barney High Income Portfolio	-4.88%	-4.88%	-4.03%	-0.14%	—	06/16/94
Travelers U.S. Government Securities Portfolio	3.69%	3.69%	4.15%	6.61%	—	01/24/92
Travelers Zero Coupon Bond Fund Series 2005	4.65%	4.65%	3.79%	6.59%	—	10/11/95
BALANCED FUNDS:
Fidelity VIP II Asset Manager Portfolio — Initial Class	-3.31%	-3.31%	-0.12%	6.31%	8.26%	09/06/89
MFS Total Return Portfolio	-0.38%	-0.38%	5.22%	9.14%	—	06/16/94
Travelers Managed Assets Trust	-4.44%	-4.44%	1.26%	8.48%	8.84%	08/06/82
MONEY MARKET FUND:
Travelers Money Market Portfolio (1)	2.84%	2.84%	4.04%	4.06%	3.23%	10/01/81

The information presented in the above chart represents the percentage change in the value of an accumulation unit of the underlying investment options for the periodsp indicated, and reflects all expenses of the underlying funds, 0.80% mortality and expense risk charge and 0.10% administrative expense charge against amounts allocated to the underlying funds. The rates of return do not reflect the 2.5% front-end sales charge or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or monthly deduction amounts. These charges would reduce the average annual return reflected.

(1)	An investment in Money Market Portfolio is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

HYPOTHETICAL EXAMPLE(1)

Male Preferred NonSmoker Age 65 and Female Preferred Nonsmoker Age 65 with a level death benefit of $1,000,000 and an annual investment of $11,923.37

	One Year			Five Years
	Total	Accumulated	Surrender	Total	Accumulated	Surrender
UNDERLYING INVESTMENT OPTIONS	Investment	Value	Value	Investment	Value	Value

STOCK FUNDS:
AIM Capital Appreciation Portfolio	11,923	6,312	0	59,617	47,197	24,067
Alliance Growth Portfolio	11,923	7,028	0	59,617	53,440	30,310
Ayco Growth Fund	11,923	8,051	0	N/A	N/A	N/A
Capital Appreciation Fund (Janus)	11,923	5,965	0	59,617	58,861	35,731
Scudder VIT EAFE Equity Index Fund	11,923	5,722	0	N/A	N/A	N/A
Scudder VIT Small Cap Index Fund	11,923	8,718	0	N/A	N/A	N/A
Dreyfus Stock Index Fund	11,923	7,131	0	59,617	55,169	32,039
Fidelity VIP Equity—Income Portfolio — Initial Class	11,923	7,691	0	59,617	53,585	30,455
Fidelity VIP Growth Portfolio — Initial Class	11,923	6,701	0	59,617	57,304	34,174
Janus Aggressive Growth Portfolio — Service Shares	11,923	4,767	0	59,617	49,945	26,815
Janus Global Technology Portfolio — Service Shares	11,923	4,942	0	N/A	N/A	N/A
Janus Worldwide Growth Portfolio — Service Shares	11,923	6,104	0	59,617	56,169	33,039
Smith Barney Equity Index Portfolio — Class I	11,923	7,132	0	59,617	55,550	32,420
Smith Barney Large Cap Growth Portfolio	11,923	7,725	0	59,617	56,692	33,562
Smith Barney Large Cap Value Portfolio	11,923	7,044	0	N/A	N/A	N/A
Smith Barney Fundamental Value Portfolio	11,923	7,415	0	59,617	50,861	27,731
Templeton Growth Securities Fund — Class 1	11,923	7,979	0	59,617	53,328	30,198
Utilities Portfolio	11,923	6,023	0	59,617	50,188	27,058
BOND FUNDS:
Fidelity VIP High Income Portfolio — Initial Class	11,923	6,939	0	59,617	36,079	12,949
Putnam Diversified Income Portfolio	11,923	8,403	0	59,617	43,689	20,559
Smith Barney High Income Portfolio	11,923	7,671	0	59,617	41,276	18,146
Travelers U.S. Government Securities Portfolio	11,923	8,508	0	59,617	50,753	27,623
Travelers Zero Coupon Bond Fund Series 2005	11,923	8,602	0	59,617	50,722	27,592
BALANCED FUNDS:
Fidelity VIP II Asset Manager Portfolio — Initial Class	11,923	7,824	0	59,617	50,294	27,164
MFS Total Return Portfolio	11,923	8,110	0	59,617	54,773	31,643
Travelers Managed Assets Trust	11,923	7,714	0	59,617	53,698	30,568
MONEY MARKET FUND:
Travelers Money Market Portfolio	11,923	8,425	0	59,617	46,967	23,837

The charges used in the above example consist of a state premium tax charge of 2.5%, the 0.80% mortality and expense risk charge and 0.10% administrative expense charge, all expenses of the underlying funds, and monthly deduction charges including cost of insurance.

The benefits illustrated above may differ from other policies as a result of differences in investment allocation, premium timing and amount, death benefit type, as well as age and underwriting classification of the insureds (which could result in higher cost of insurance ). Because this is a variable universal life insurance policy, actual performance should always be considered in conjunction with the level of death benefit and cash values.

These hypothetical examples show the effect of the performance quoted on the cash values. Performance, loans, and withdrawals will affect the cash value and death benefit of your policy. Since the values of the portfolios will fluctuate, the cash value at any time may be more or less than the total principal investment made, including at the time of surrender of the policy, when surrender charges may apply.

APPENDIX A
Glossary of terms used throughout this prospectus

Accumulation Unit — a standard of measurement used to calculate the value of the Investment Options.

Age — each Insured’s age as of that Insured’s last birthday.

Amount Insured — Under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the “Minimum Amount Insured”). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured’s death) or, if greater, the Minimum Amount Insured.

Beneficiary(ies) — the person(s) named to receive the Death Benefits of this Policy after the death of the last surviving Insured.

Cash Surrender Value — the Cash Value less any Outstanding Loans and applicable surrender charges.

Cash Value — the sum of the accumulated value held by you in the Investment Options and the Loan Account.

Code — The Internal Revenue Code.

Company — The Travelers Insurance Company or The Travelers Life and Annuity Company, depending on the Issuing Company of your Policy.

Company’s Home Office — the principal executive offices located at One Tower Square, Hartford, Connecticut 06183.

Cost of Insurance Charge — A charge that reflects the anticipated mortality of both Insureds and the fact that the Death Benefit is not payable until the death of the last surviving Insured.

Death Benefit — the amount payable to the Beneficiary if this Policy is in force upon the death of the last surviving Insured.

Deduction Date (or Day) — the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy’s Cash Value.

General Account —An account that consists of the Company’s assets other than those held in any separate account.

Initial Premium Payment — the first Premium Payment made under the Policy.

Insurance Company (ies) — Either The Travelers Insurance Company or The Travelers Life and Annuity Company.

Insureds — the two persons whose lives are insured under the Policy.

Investment Options — the segments of the separate account to which you may allocate Premium Payments or Cash Value. Each Investment Option invests directly in a corresponding Mutual Fund.

Investment Option Deduction — the charge we deduct from each Investment Option to cover our mortality and expenses risk charges and administrative charges. It is shown on the Policy Summary.

Issue Date — the date on which the Company issues the Policy for delivery to the Policy Owner.

Issuing Company — Either The Travelers Insurance Company or The Travelers Life and Annuity Company. The name of the Issuing Company appears on your Policy and is determined primarily by the state where you purchased the Policy.

Last Surviving Insured (last Insured) — The Insured who dies second.

Loan Account — an account in the Company’s general account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

Maturity Benefit — An amount equal to the Policy’s Cash, less any outstanding loan or unpaid Monthly Deduction Amount, payable to the Policy Owner if at least one Insured is living on the Maturity Date.

A-1

Maturity Date — The anniversary of the Policy Date on which at least one of the Insureds is age 100.

Minimum Amount Insured — the amount of Death Benefit for the Policy to qualify as life insurance under federal tax law. It is a stated percentage of Cash Value determined as of the first day of the Policy Month and is shown on the Policy Summary.

Monthly Deduction Amount — the amount of charges deducted from the Policy’s Cash Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

Net Amount At Risk — the Death Benefit minus the Cash Value at the beginning of each Policy Month.

Net Premium Payment — the amount of each Premium Payment, minus the deduction of any sales expense charge and/or Premium Taxes as shown on the Policy Summary.

Outstanding Loan — Amount owed the Company as a result of policy loans including both principal and accrued interest.

Planned Premium — the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

Policy — Travelers Variable Survivorship Life flexible premium variable survivorship life insurance policy.

Policy Anniversary — an anniversary of the Policy Date.

Policy Date —the date on which the Policy, benefits and provisions of the Policy become effective.

Policy Month — twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

Policy Owner(s) (you, your or owner) — the person(s) having rights to benefits under the Policy during the lifetime of the Insureds; the Policy Owner may or may not be the Insured(s).

Policy Years — each successive twelve-month period; the first beginning with the Policy Date.

Premium Allocation Instructions — the instructions you provide us to allocate your Premium Payments among the Investment Options. You may change your Premium Allocation Instructions by written direction.

Premium Payment — the amount listed on the Policy Summary.

Riders — supplemental insurance benefits offered under the Policy. There are additional charges associated with some Riders.

Separate Account(s) - assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

Stated Amount — the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in the Policy.

Mutual Fund (or Fund) — a registered open-end management investment company or a series thereof that corresponds to an Investment Option of the same name. Each Investment Option invests directly in a Mutual Fund.

Underwriting Period — the time period from when we receive a completed Application until the Issue Date.

Valuation Date — a day on which the separate account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading and the Company is open for business. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

Valuation Period — the period between the close of business on successive Valuation Dates.

A-2

Investment Company Act File Numbers: 811-03297 and 811-7411

ANNUAL REPORT
DECEMBER 31, 2001

THE TRAVELERS FUND UL
FOR VARIABLE LIFE INSURANCE

[LOGO] TRAVELERS
The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2001

                                             CAPITAL          HIGH YIELD BOND     MANAGED ASSETS            MONEY MARKET
                                         APPRECIATION FUND          TRUST               TRUST                PORTFOLIO
                                        -------------------    ---------------   ----------------           ------------
ASSETS:
 Investments at market value:             $    12,455,470          $    94,155          $ 5,212,399          $ 7,554,023

 Receivables:

   Dividends .............................             --                   --                   --                4,009
                                          ---------------           ----------           ----------          -----------

      Total Assets .......................     12,455,470               94,155            5,212,399            7,558,032
                                          ---------------           ----------           ----------          -----------

LIABILITIES:
   Payables:

    Insurance charges ....................            760                    4                  311                  481

    Administrative fees ..................             68                   --                   26                   40
                                          ---------------           ----------           ----------          -----------

      Total Liabilities ..................            828                    4                  337                  521
                                          ---------------           ----------           ----------          -----------
NET ASSETS:                               $    12,454,642          $    94,151          $ 5,212,062          $ 7,557,511
                                          ===============          ===========          ===========          ===========

                       See Notes to Financial Statements
                                      -1-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES -- CONTINUED
                                DECEMBER 31, 2001

                                                     PREMIER GROWTH    GLOBAL GROWTH FUND-                     GROWTH-INCOME FUND
                                                    PORTFOLIO-CLASS B        CLASS 2       GROWTH FUND-CLASS 2      CLASS 2
                                                    -----------------  ------------------- ------------------- -------------------
ASSETS:
  Investments at market value: .......................    $14,484              $14,464             $43,232            $63,489

  Receivables:

    Dividends ........................................         --                   --                  --                 --
                                                      -----------            ---------          ----------           --------

      Total Assets ...................................     14,484               14,464              43,232             63,489
                                                      -----------            ---------          ----------           --------

LIABILITIES:
  Payables:

    Insurance charges ................................          1                    1                   3                  5

    Administrative fees ..............................         --                   --                  --                 --
                                                      -----------            ---------          ----------           --------

      Total Liabilities ..............................          1                    1                   3                  5
                                                      -----------            ---------          ----------           --------

NET ASSETS:                                               $14,483              $14,463             $43,229            $63,484
                                                      ===========            =========          ==========           ========

                       See Notes to Financial Statements
                                      -2-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                STATEMENT OF ASSETS AND LIABILITIES -- CONTINUED
                                DECEMBER 31, 2001

   CITISTREET            CITISTREET     CITISTREET LARGE     CITISTREET SMALL     CREDIT SUISSE      EAFE(R)EQUITY
 DIVERSIFIED BOND      INTERNATIONAL      COMPANY STOCK        COMPANY STOCK      TRUST EMERGING          INDEX
     FUND                STOCK FUND           FUND                  FUND         MARKETS PORTFOLIO        FUND
-----------------      -------------    -----------------    ----------------    -----------------   --------------
$   17,420              $    80,383              $ 55,425         $350,550         $  5,341             $258,020

        --                       --                    --               --               --                   --
----------              -----------              --------         --------         --------             --------

    17,420                   80,383                55,425          350,550            5,341              258,020
----------              -----------              --------         --------         --------             --------

         1                        4                     3               17               --                   17

        --                       --                    --               --               --                    2
----------              -----------              --------         --------         --------             --------

         1                        4                     3               17               --                   19
----------              -----------              --------         --------         --------             --------

$   17,419              $    80,379              $ 55,422         $350,533         $  5,341             $258,001
==========              ===========              ========         ========         ========             ========

                       See Notes to Financial Statements
                                      -3-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                                                                 SMALL CAP      FRANKLIN SMALL
                                         SMALL CAP INDEX    DREYFUS STOCK        PORTFOLIO -      CAP FUND -
                                               FUND           INDEX FUND       INITIAL CLASS       CLASS 2
                                         ---------------     -------------     -------------   ---------------
ASSETS:

  Investments at market value:              $   315,471       $10,483,309       $    22,673       $    17,411
  Receivables:

    Dividends ............................           --                --                --                --
                                            -----------       -----------       -----------       -----------

      Total Assets .......................      315,471        10,483,309            22,673            17,411
                                            -----------       -----------       -----------       -----------

LIABILITIES:
  Payables:

    Insurance charges ....................           18               666                 1                 1

    Administrative fees ..................            2                71                --                --
                                            -----------       -----------       -----------       -----------

      Total Liabilities ..................           20               737                 1                 1
                                            -----------       -----------       -----------       -----------

NET ASSETS:                                 $   315,451       $10,482,572       $    22,672       $    17,410
                                            ===========       ===========       ===========       ===========

                       See Notes to Financial Statements
                                      -4-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

TEMPLETON ASSET    TEMPLETON GLOBAL      TEMPLETON GROWTH                                                   AGGRESSIVE GROWTH
 STRATEGY FUND-    INCOME SECURITIES      SECURITIES FUND-   EQUITY INDEX PORTFOLIO   FUNDAMENTAL VALUE    PORTFOLIO-SERVICE
    CLASS 1           FUND-CLASS 1            CLASS 1          - CLASS I SHARES           PORTFOLIO             SHARES
    -------           ------------            -------         ----------------           ---------             ------
$   3,983,822         $   526,469         $10,849,629         $ 2,656,385                 $ 2,986,411         $   196,288

           --                  --                  --                  --                          --                  --
-------------         -----------         -----------         -----------                 -----------         -----------

    3,983,822             526,469          10,849,629           2,656,385                   2,986,411             196,288
-------------         -----------         -----------         -----------                 -----------         -----------

          222                  32                 633                 187                         190                  12

           14                   3                  49                   2                          17                   1
-------------         -----------         -----------         -----------                 -----------         -----------

          236                  35                 682                 189                         207                  13
-------------         -----------         -----------         -----------                 -----------         -----------

$   3,983,586         $   526,434         $10,848,947         $ 2,656,196                 $ 2,986,204         $   196,275
=============         ===========         ===========         ===========                 ===========         ===========

                       See Notes to Financial Statements
                                      -5-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                                                                                  PUTNAM VT
                                   GLOBAL TECHNOLOGY     WORLDWIDE GROWTH                    INTERNATIONAL GROWTH
                                   PORTFOLIO-SERVICE    PORTFOLIO-SERVICE   TOTAL RETURN BOND   FUND-CLASS IB
                                         SHARES              SHARES              PORTFOLIO          SHARES
                                         ------              ------              ---------          ------
ASSETS:

  Investments at market value:           $ 87,063           $300,125           $ 79,610              $  4,214
  Receivables:

    Dividends ......................         --                 --                 --                      --
                                      -----------        -----------        -----------           -----------

      Total Assets .................       87,063            300,125             79,610                 4,214
                                      -----------        -----------        -----------           -----------

Liabilities:
  Payables:

    Insurance charges ..............            5                 19                  6                    --

    Administrative fees ............            1                  2               --                      --
                                      -----------        -----------        -----------           -----------

      Total Liabilities ............            6                 21                  6                    --
                                      -----------        -----------        -----------           -----------

NET ASSETS                               $ 87,057           $300,104           $ 79,604              $  4,214
                                      ===========        ===========        ===========           ===========

                       See Notes to Financial Statements
                                      -6-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

CONVERTIBLE           EQUITY                                                 U.S. GOVERNMENT
  BOND                INCOME           LARGE CAP         MFS MID CAP GROWTH     SECURITIES           UTILITIES
PORTFOLIO            PORTFOLIO         PORTFOLIO            PORTFOLIO            PORTFOLIO           PORTFOLIO
----------          ----------         -----------          ----------          ----------          ----------

$    6,289          $  127,992          $   12,351          $   33,626          $2,350,245          $  354,833

        --                  --                  --                  --                  --                  --
----------          ----------          ----------          ----------          ----------          ----------

     6,289             127,992              12,351              33,626           2,350,245             354,833
----------          ----------          ----------          ----------          ----------          ----------

        --                   8                  1                    2                 147                  20

        --                  --                 --                   --                  15                   2
----------          ----------          ----------          ----------          ----------          ----------

        --                   8                  1                    2                 162                  22
----------          ----------          ----------          ----------          ----------          ----------

$    6,289          $  127,984          $   12,350          $   33,624          $2,350,083          $  354,811
==========          ==========          ==========          ==========          ==========          ==========

                       See Notes to Financial Statements
                                       -7-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - continued
                                December 31, 2001

                                        ZERO COUPON BOND       AIM CAPITAL
                                          FUND PORTFOLIO       APPRECIATION       ALLIANCE GROWTH     MFS TOTAL RETURN
                                           SERIES 2005          PORTFOLIO           PORTFOLIO           PORTFOLIO
                                           -----------          ---------           ---------           ---------
ASSETS:

  Investments at market value:              $ 2,218,490          $ 3,184,082         $ 7,810,487           $3,117,471

  Receivables:

    Dividends ........................              --                   --                   --                   --
                                            -----------          -----------         -----------          -----------

      Total Assets ...................       2,218,490            3,184,082            7,810,487            3,117,471
                                            -----------          -----------         -----------          -----------

LIABILITIES:
  Payables:

    Insurance charges ................             120                  211                  499                  198

    Administrative fees ..............               5                   24                   55                   18
                                            -----------          -----------         -----------          -----------

      Total Liabilities ..............             125                  235                  554                  216
                                            -----------          -----------         -----------          -----------

NET ASSETS:                                 $ 2,218,365          $ 3,183,847         $ 7,809,933           $3,117,255
                                            ===========          ===========         ===========           ==========

                       See Notes to Financial Statements
                                      -8-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                           SMITH BARNEY                             SMITH BARNEY                               SMITH BARNEY LARGE
  PUTNAM DIVERSIFIED     AGGRESSIVE GROWTH   SMITH BARNEY HIGH   INTERNATIONAL ALL CAP   SMITH BARNEY LARGE   CAPITALIZATION GROWTH
   INCOME PORTFOLIO          PORTFOLIO        INCOME PORTFOLIO     GROWTH PORTFOLIO       CAP VALUE PORTFOLIO        PORTFOLIO
   ----------------          ---------        ----------------     ----------------       -------------------        ---------
$   71,861                  $  354,788          $  638,696          $      786                $1,804,163          $  340,737

        --                          --                  --                  --                        --                  --
----------                  ----------          ----------          ----------                ----------          ----------

    71,861                     354,788             638,696                 786                 1,804,163             340,737
----------                  ----------          ----------          ----------                ----------          ----------

         5                          21                  42                --                         115                  23

        --                          --                   4                --                          12                   1
----------                  ----------          ----------          ----------                ----------          ----------

         5                          21                  46                --                         127                  24
----------                  ----------          ----------          ----------                ----------          -----------

$   71,856                  $  354,767          $  638,650          $      786                $1,804,036          $  340,713
==========                  ==========          ==========          ==========                ==========          ==========

                       See Notes to Financial Statements
                                      -9-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                                               EQUITY-INCOME                             HIGH INCOME
                                         EMERGING GROWTH        PORTFOLIO -     GROWTH PORTFOLIO -       PORTFOLIO -
                                            PORTFOLIO          INITIAL CLASS      INITIAL CLASS         INITIAL CLASS
                                            ---------          -------------      -------------         -------------
ASSETS:
  Investments at market value:              $    18,785          $10,856,811         $13,876,339          $ 1,803,368

  Receivables:

    Dividends ..........................             --                   --                  --                   --
                                            -----------          -----------          ----------           ----------

      Total Assets .....................         18,785           10,856,811          13,876,339            1,803,368
                                            -----------          -----------          ----------           ----------

LIABILITIES:
  Payables:

    Insurance charges ..................              1                  633                 822                  105

    Administrative fees ................             --                   47                  63                    8
                                            -----------          -----------          ----------           ----------

      Total Liabilities ................              1                  680                 885                 113
                                            -----------          -----------          ----------           ----------

Net Assets: ............................    $    18,784          $10,856,131         $13,875,454          $ 1,803,255
                                            ===========          ===========          ===========          ==========

                       See Notes to Financial Statements
                                      -10-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                    CONTRAFUND(R)
   ASSET MANAGER                  PORTFOLIO-SERVICE
PORTFOLIO-INITIAL CLASS                  CLASS               COMBINED
------------------------          -------------------     --------------
   $4,471,980                        $   41,355            $112,223,270

           --                                --                   4,009
   ----------                        ----------            ------------

    4,471,980                            41,355             112,227,279
   ----------                        ----------            ------------

          240                                 3                   6,816

            9                                --                     561
   ----------                        ----------            ------------

          249                                 3                   7,377
   ----------                        ----------            ------------

   $4,471,731                        $   41,352            $112,219,902
   ==========                        ==========            ============

                       See Notes to Financial Statements
                                      -11-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                        CAPITAL APPRECIATION FUND                   HIGH YIELD BOND TRUST
                                                  ------------------------------------        ------------------------------
                                                  2001           2000             1999        2001         2000         1999
                                                  ----           ----             ----        ----         ----         ----
INVESTMENT INCOME:

  Dividends ..............................   $    68,931    $     7,459    $    11,736    $   5,489    $   8,570    $   8,706
                                             -----------    -----------    -----------    ---------    ---------    ---------

EXPENSES:

  Insurance charges ......................       105,261        149,862        104,820          545          831        1,195

  Administrative fees ....................         9,057         12,050          8,180           --           --           --
                                             -----------    -----------    -----------    ---------    ---------    ---------
    Total expenses .......................       114,318        161,912        113,000          545          831        1,195
                                             -----------    -----------    -----------    ---------    ---------    ---------

      Net investment income (loss) .......       (45,387)      (154,453)      (101,264)       4,944        7,739        7,511
                                             -----------    -----------    -----------    ---------    ---------    ---------
REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

    Realized gain distribution ...........          --          754,012        335,420         --           --           --
    Realized gain (loss) on sale of
      investments ........................      (262,944)       484,398      1,701,568         (101)      (1,801)      12,236
                                             -----------    -----------    -----------    ---------    ---------    ---------

      Realized gain (loss) ...............      (262,944)     1,238,410      2,036,988         (101)      (1,801)      12,236
                                             -----------    -----------    -----------    ---------    ---------    ---------
    Change in unrealized gain (loss)
      on investments .....................    (4,612,536)    (6,152,649)     4,748,539        2,758       (6,533)     (11,160)
                                             -----------    -----------    -----------    ---------    ---------    ---------

  Net increase (decrease) in net assets
     resulting from operations ...........   $(4,920,867)   $(5,068,692)   $ 6,684,263    $   7,601    $    (595)   $   8,587
                                             ===========    ===========    ===========    =========    =========    =========

                       See Notes to Financial Statements
                                      -12-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

            MANAGED ASSETS TRUST                         MONEY MARKET PORTFOLIO
---------------------------------------------  ---------------------------------------
     2001            2000           1999           2001           2000          1999
     ----            ----           ----           ----           ----          ----

$   143,384     $ 106,573      $  58,475       $ 250,365       $ 299,731     $ 186,888
-----------     ---------      ---------       ---------       ---------     ---------

     39,192        37,744         21,120          53,026          38,391        28,956

      3,266         2,945          1,064           5,270           4,189         3,167
-----------     ---------      ---------       ---------       ---------     ---------

     42,458        40,689         22,184          58,296          42,580        32,123
-----------     ---------      ---------       ---------       ---------     ---------

    100,926        65,884         36,291         192,069         257,151       154,765
-----------     ---------      ---------       ---------       ---------     ---------

    318,698       655,915        174,065            --              --            --

    (64,325)       24,664         49,524            --              --            --
-----------     ---------      ---------       ---------       ---------     ---------

    254,373       680,579        223,589            --              --            --
-----------     ---------      ---------       ---------       ---------     ---------

   (690,160)     (818,193)       151,025            --              --            --
-----------     ---------      ---------       ---------       ---------     ---------

$  (334,861)    $ (71,730)     $ 410,905       $ 192,069       $ 257,151     $ 154,765
===========     ==========     =========       =========       =========     =========

                       See Notes to Financial Statements
                                      -13-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                   PREMIER GROWTH PORTFOLIO - CLASS B        GLOBAL GROWTH FUND - CLASS 2
                                                   ----------------------------------       ------------------------------
                                                     2001       2000      1999              2001         2000         1999
                                                     ----       ----      ----              ----         ----         ----
INVESTMENT INCOME:

  Dividends ...................................   $    --     $   --    $   --            $   --     $     --      $     --
                                               ----------     --------  ------            ------     --------      --------
EXPENSES:

  Insurance charges ...........................        36         --        --                86           --            --

  Administrative fees .........................        --         --        --                --           --            --
                                               ----------     --------  ------            ------     --------      --------
    Total expenses ............................        36         --        --                86           --            --
                                               ----------     --------  ------            ------     --------      --------

      Net investment income (loss) ............       (36)        --        --               (86)          --            --
                                               ----------     --------  ------            ------     --------      --------
REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

    Realized gain distribution ................         1         --        --                --           --            --
    Realized gain (loss) on sale of
      investments .............................       (77)        --        --            (2,877)          --            --
                                               ----------     --------  ------            ------     --------      --------

      Realized gain (loss) ....................       (76)        --        --            (2,877)          --            --
                                               ----------     --------  ------            ------     --------      --------
    Change in unrealized gain (loss)

      on investments ..........................        26         --        --               225           --            --
                                               ----------     --------  ------            ------     --------      --------

  Net increase (decrease) in net assets

    resulting from operations .................       (86)        --        --            (2,738)    $     --      $     --
                                               ==========     ========  ======            ======     ========      ========

                       See Notes to Financial Statements
                                      -14-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

           GROWTH FUND - CLASS 2               GROWTH-INCOME FUND - CLASS 2
 --------------------------------------    ----------------------------------
    2001         2000           1999         2001        2000          1999
    ----         ----           ----         ----        ----          ----
$    --        $   --          $   --      $   --      $  --           $ --
-------        ------          ------      ------       ----           ----
     42            --              --          72         --             --

-------        ------          ------      ------       ----           ----

     42            --              --          72         --             --
-------        ------          ------      ------       ----           ----

    (42)           --              --         (72)        --             --
-------        ------          ------      ------       ----           ----

     --            --              --          --         --             --
   (781)           --              --         110         --             --
-------        ------          ------      ------       ----           ----

   (781)           --              --         110         --             --
-------        ------          ------      ------       ----           ----

  1,324            --              --       1,388         --             --
-------        ------          ------      ------       ----           ----

$   501        $   --          $   --      $1,426       $ --          $  --
=======        ======          ======      ======       ====          =====

                       See Notes to Financial Statements
                                      -15-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                CITISTREET DIVERSIFIED BOND FUND       CITISTREET INTERNATIONAL STOCK FUND
                                                --------------------------------       -----------------------------------
                                                  2001        2000         1999          2001         2000         1999
                                                  ----        ----         ----          ----         ----         ----

INVESTMENT INCOME:

  Dividends ..................................  $  619      $  566      $   651      $  1,181      $  1,436      $     --
                                                ------      ------      -------      --------      --------      --------

EXPENSES:

  Insurance charges ..........................      87          55           63           691         1,009           840

  Administrative fees ........................      --          --           --            --            --            --
                                                ------      ------      -------      --------      --------      --------
    Total expenses ...........................      87          55           63           691         1,009           840
                                                ------      ------      -------      --------      --------      --------

      Net investment income (loss) ...........     532         511          588           490           427          (840)
                                                ------      ------      -------      --------      --------      --------
REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

    Realized gain distribution ...............      --          --          307        15,469         6,556            --
    Realized gain (loss) on sale of
       investments ...........................       7         (55)        (128)          858         3,322         2,066
                                                ------      ------      -------      --------      --------      --------

      Realized gain (loss) ...................       7         (55)         179        16,327         9,878         2,066
                                                ------      ------      -------      --------      --------      --------
    Change in unrealized gain (loss)

      on investments .........................     311         550       (1,095)      (48,822)      (25,436)       40,126
                                                ------      ------      -------      --------      --------      --------

  Net increase (decrease) in net assets
    resulting from operations ................  $  850      $1,006      $  (328)     $(32,005)     $(15,131)     $ 41,352
                                                ======      ======      =======      ========      ========      ========

                       See Notes to Financial Statements
                                      -16-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

       CITISTREET LARGE COMPANY STOCK FUND               CITISTREET SMALL COMPANY STOCK FUND
 ----------------------------------------------      ------------------------------------------
    2001             2000             1999               2001           2000              1999
    ----             ----             ----               ----           ----              ----

$     524        $     929        $   1,026         $     133          $    --        $      --
---------        ---------        ---------         ---------          -------        ---------

      376              446              484             2,045            2,131            1,640
       --               --               --                --               --               --
---------        ---------        ---------         ---------          --------       ---------

      376              446              484             2,045            2,131            1,640
---------        ---------        ---------         ---------          --------       ---------
      148              483              542            (1,912)          (2,131)          (1,640)
---------        ---------        ---------         ---------          --------       ---------

    3,703            3,993           11,005           118,464           16,871           23,702

   (3,727)            (214)             768                84            6,138           (1,588)
---------        ---------        ---------         ---------          --------       ---------

      (24)           3,779           11,773           118,548           23,009           22,114
---------        ---------        ---------         ---------          --------       ---------

  (11,665)         (16,783)         (13,020)         (112,963)           9,986           70,125
---------        ---------        ---------         ---------          --------       ---------

$ (11,541)       $ (12,521)       $    (705)        $   3,673        $  30,864        $  90,599
=========        ==========       ==========        =========        =========        =========

                       See Notes to Financial Statements
                                      -17-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                 GLOBAL HIGH-YIELD BOND FUND            INTERMEDIATE-TERM BOND FUND
                                              --------------------------------      ---------------------------------
                                               2001         2000         1999         2001         2000         1999
                                               ----         ----         ----         ----         ----         ----
INVESTMENT INCOME:
  Dividends ................................  $ 459        $ 316        $ 201        $ 228        $ 134        $ 103
                                              -----        -----        -----        -----        -----        -----
EXPENSES:

  Insurance charges ........................      6           20           18            6           15           11

  Administrative fees ......................     --           --           --           --           --           --
                                              -----        -----        -----        -----        -----        -----
    Total expenses .........................      6           20           18            6           15           11
                                              -----        -----        -----        -----        -----        -----

      Net investment income (loss) .........    453          296          183          222          119           92
                                              -----        -----        -----        -----        -----        -----
REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

    Realized gain distribution .............     --           --           --           --           --           59
    Realized gain (loss) on sale of
      investments ..........................   (824)          (4)          (2)        (141)          (1)          (1)
                                              -----        -----        -----        -----        -----        -----

      Realized gain (loss) .................   (824)          (4)          (2)        (141)          (1)          58
                                              -----        -----        -----        -----        -----        -----
    Change in unrealized gain (loss)

      on investments .......................    461         (441)         131            6           27         (130)
                                              -----        -----        -----        -----        -----        -----
  Net increase (decrease) in net assets
       resulting from operations ...........  $  90        $(149)       $ 312        $  87        $ 145        $  20
                                              =====        =====        =====        =====        =====        =====

                       See Notes to Financial Statements
                                      -18-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

    CREDIT SUISSE TRUST EMERGING MARKETS
                  PORTFOLIO                             EAFE(R)EQUITY INDEX FUND
-------------------------------------------       -----------------------------------
     2001           2000         1999              2001           2000           1999
     ----           ----         ----              ----           ----           ----

$     --           $  --        $  --        $     --          $   --          $   95
--------          ------        -----        --------          ------          ------

       7              --           --           1,262             542               6

      --              --           --             143              55               1
--------          ------        -----        --------          ------          ------

       7              --           --           1,405             597               7
--------          ------        -----        --------          ------          ------

      (7)             --           --          (1,405)           (597)             88
--------          ------        -----        --------          ------          ------

      --              --           --            --             2,160             178

      17              --           --         (14,332)         (2,779)              6
--------          ------        -----        --------          ------          ------

      17              --           --         (14,332)           (619)            184
--------          ------        -----        --------          ------          ------

     369              --           --         (26,252)        (14,859)            429
--------          ------        -----        --------          ------          ------

$    379           $  --        $  --        $(41,989)       $(16,075)       $    701
========          ======        =====        ========        ========        ========

                       See Notes to Financial Statements
                                      -19-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                    SMALL CAP INDEX FUND                 DREYFUS STOCK INDEX FUND
                                                ------------------------------       ---------------------------------
                                                2001          2000         1999       2001         2000           1999
                                                ----          ----         ----       ----         ----           ----
INVESTMENT INCOME:
  Dividends ................................ $   1,635    $     --      $  17   $   119,292    $   105,516    $   89,255
                                             ---------    --------      -----   -----------    -----------    ----------

EXPENSES:

  Insurance charges ........................     1,414          735         2        83,453         82,819        58,963

  Administrative fees ......................       143           83        --         8,820          8,445         5,681
                                             ---------    --------      -----   -----------    -----------    ----------

    Total expenses .........................     1,557          818         2        92,273         91,264        64,644
                                             ---------    --------      -----   -----------    -----------    ----------

      Net investment income (loss) .........        78         (818)       15        27,019         14,252        24,611
                                             ---------    --------      -----   -----------    -----------    ----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

    Realized gain distribution .............    13,164          624        47        55,136        179,662        77,571
    Realized gain (loss) on sale of
       investments .........................    (2,947)        (597)        1      (148,181)       282,767       181,974
                                             ---------    --------      -----   -----------    -----------    ----------

      Realized gain (loss) .................    10,217           27        48       (93,045)       462,429       259,545
                                             ---------    --------      -----   -----------    -----------    ----------

    Change in unrealized gain (loss)
      on investments .......................    (2,559)      (9,010)      253    (1,436,436)    (1,567,483)    1,162,103
                                             ---------    --------      -----   -----------    -----------    ----------

  Net increase (decrease) in net assets
    resulting from operations .............. $   7,736    $  (9,801)   $  316   $(1,502,462)   $(1,090,802)   $1,446,259
                                             =========    =========    ======   ===========    ===========    ==========

                       See Notes to Financial Statements
                                      -20-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

    SMALL CAP PORTFOLIO - INITIAL CLASS    FRANKLIN SMALL CAP FUND - CLASS 2
    -----------------------------------    ----------------------------------
     2001       2000           1999          2001           2000          1999
     ----       ----           ----          ----           ----          ----

$    56        $ --          $  --        $    --          $   --          $--
--------       ----          -----        -------          ------          ---

     55          --             --             17              --           --

     --          --             --             --              --           --
--------       ----          -----        -------          ------          ---
     55          --             --             17              --           --
--------       ----          -----        -------          ------          ---

      1          --             --            (17)             --           --
--------       ----          -----        -------          ------          ---

  1,435          --             --             --              --           --

   (143)         --             --              3              --           --
--------       ----          -----        -------          ------          ---

  1,292          --             --              3              --           --
--------       ----          -----        -------          ------          ---

 (1,262)         --             --          1,117              --           --
--------       ----          -----        -------          ------          ---

$    31        $ --          $  --        $ 1,103          $   --          $--
=======        ====          =====        =======          ======          ===

                       See Notes to Financial Statements
                                      -21-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                   TEMPLETON ASSET STRATEGY FUND       TEMPLETON GLOBAL INCOME SECURITIES FUND
                                                            - CLASS 1                                   - CLASS 1
                                                  ----------------------------------   ----------------------------------------
                                                  2001         2000         1999          2001         2000         1999
                                                  ----         ----         ----          ----         ----         ----
INVESTMENT INCOME:

  Dividends ...................................$  61,621     $ 112,777     $  96,773    $  18,412     $  27,478     $  26,131
                                               ---------     ---------     ---------    ---------     ---------     ---------

EXPENSES:

  Insurance charges ...........................   29,079        32,283        29,831        3,788         3,530         4,762

  Administrative fees .........................    1,700         1,795         1,542          360           334           478
                                               ---------     ---------     ---------    ---------     ---------     ---------
    Total expenses ............................   30,779        34,078        31,373        4,148         3,864         5,240
                                               ---------     ---------     ---------    ---------     ---------     ---------

      Net investment income (loss) ............   30,842        78,699        65,400       14,264        23,614        20,891
                                               ---------     ---------     ---------    ---------     ---------     ---------
REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

    Realized gain distribution ................  401,609       770,926       538,479         --            --            --
    Realized gain (loss) on sale of
      investments .............................  (95,829)       (7,890)       85,282       (4,748)      (19,966)       (6,120)
                                               ---------     ---------     ---------    ---------     ---------     ---------

      Realized gain (loss) ....................  305,780       763,036       623,761       (4,748)      (19,966)       (6,120)
                                               ---------     ---------     ---------    ---------     ---------     ---------
    Change in unrealized gain (loss)
      on investments .......................... (822,313)     (859,991)      224,079         (779)       18,658       (59,647)
                                               ---------     ---------     ---------    ---------     ---------     ---------

  Net increase (decrease) in net assets
    resulting from operations .................$(485,691)    $ (18,256)    $ 913,240    $   8,737     $  22,306     $ (44,876)
                                               =========     =========     =========    =========     =========     =========

                       See Notes to Financial Statements
                                      -22-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

 TEMPLETON GROWTH SECURITIES FUND - CLASS 1         EQUITY INDEX PORTFOLIO - CLASS I SHARES
--------------------------------------------       ------------------------------------------
     2001             2000            1999          2001              2000            1999
     ----             ----            ----          ----              ----            ----
$    199,968     $   109,535       $  142,308      $   1,806      $     291         $   --
------------     -----------       ----------      ---------      ---------         -------

      69,720          68,657           60,210          4,920            520               2

       4,892           4,491            4,010            171             60             --
------------     -----------       ----------      ---------      ---------         -------

      74,612          73,148           64,220          5,091            580               2
------------     -----------       ----------      ---------      ---------         -------

     125,356          36,387           78,088         (3,285)          (289)            (2)
------------     -----------       ----------      ---------      ---------         -------

   1,666,592       2,066,214          658,412           --               37             --

    (231,186)        (45,526)         (50,374)        (3,252)           (92)            --
------------     -----------       ----------      ---------      ---------         -------

   1,435,406       2,020,688          608,038         (3,252)           (55)            --
------------     -----------       ----------      ---------      ---------         -------

  (1,538,002)     (1,414,746)       1,519,350        113,005         (9,005)            145
------------     -----------       ----------      ---------      ---------         -------

$     22,760     $   642,329      $ 2,205,476      $ 106,468      $  (9,349)        $   143
============     ===========      ===========      =========      =========         =======

                       See Notes to Financial Statements
                                      -23-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                    FUNDAMENTAL VALUE PORTFOLIO     AGGRESSIVE GROWTH PORTFOLIO - SERVICE SHARES
                                               -----------------------------------  --------------------------------------------
                                                    2001         2000         1999          2001         2000         1999
                                                    ----         ----         ----          ----         ----         ----
INVESTMENT INCOME:
                                              $  15,358      $  27,432     $  30,704     $    --        $     421      $--
  Dividends                                   ---------      ---------     ---------     ---------      ---------     ----
EXPENSES:

  Insurance charges ..........................   17,342         12,166         9,794         1,058            290       --

  Administrative fees ........................    1,858          1,467         1,176           101             33       --
                                              ---------      ---------     ---------     ---------      ---------     ----
    Total expenses ...........................   19,200         13,633        10,970         1,159            323       --
                                              ---------      ---------     ---------     ---------      ---------     ----

      Net investment income (loss) ...........   (3,842)        13,799        19,734        (1,159)            98       --
                                              ---------      ---------     ---------     ---------      ---------     ----
REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

    Realized gain distribution ...............  226,856         78,753        46,341          --              170       --
    Realized gain (loss) on sale of
       investments ...........................    5,207         13,452        26,094       (17,318)        (4,013)      --
                                              ---------      ---------     ---------     ---------      ---------     ----

      Realized gain (loss) ...................  232,063         92,205        72,435       (17,318)        (3,843)      --
                                              ---------      ---------     ---------     ---------      ---------     ----
    Change in unrealized gain (loss)
      on investments ......................... (348,192)       170,668       144,317       (41,881)       (35,293)      --
                                              ---------      ---------     ---------     ---------      ---------     ----

  Net increase (decrease) in net assets
     resulting from operations ...............$(119,971)     $ 276,672     $ 236,486     $ (60,358)     $ (39,038)     $--
                                              =========      =========     =========     =========      =========     ====

                       See Notes to Financial Statements
                                      -24-

                                  THE TRAVELERS FUND UL
                               FOR VARIABLE LIFE INSURANCE

                           STATEMENT OF OPERATIONS - continued
                   FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

GLOBAL TECHNOLOGY PORTFOLIO - SERVICE SHARES    WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES
--------------------------------------------    -------------------------------------------
   2001           2000           1999              2001            2000           1999
   ----           ----           ----              ----            ----           ----

$    372        $    297       $     --          $    741       $    134        $    --
--------        --------       --------          --------       --------        -------

     459             192             --             1,925            533             --

      45              24             --               178             55             --
--------        --------       --------          --------       --------        -------

     504             216             --             2,103            588             --
--------        --------       --------          --------       --------        -------

    (132)             81             --            (1,362)          (454)            --
--------        --------       --------          --------       --------        -------

      --              --             --                --          4,311             --

 (13,105)           (201)            --           (22,518)        (2,446)            --
--------        --------       --------          --------       --------        -------

 (13,105)           (201)            --           (22,518)         1,865             --
--------        --------       --------          --------       --------        -------

 (11,852)        (20,527)            --           (44,994)       (34,207)            --
--------        --------       --------          --------       --------        -------

$(25,089)       $(20,647)      $     --          $(68,874)      $(32,796)       $    --
========        ========       ========          ========       ========        =======

                       See Notes to Financial Statements
                                      -25-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                                          PUTNAM VT INTERNATIONAL GROWTH FUND -
                                                       TOTAL RETURN BOND PORTFOLIO                   CLASS IB SHARES
                                                   ---------------------------------      -------------------------------------
                                                     2001         2000         1999          2001         2000         1999
                                                     ----         ----         ----          ----         ----         ----
INVESTMENT INCOME:
  Dividends .................................      $   476      $    --      $    --        $    --      $    --      $    --
                                                   -------      -------      -------        -------      -------      -------
EXPENSES:
  Insurance charges .........................           97           --           --              5           --           --
  Administrative fees .......................           --           --           --             --           --           --
                                                   -------      -------      -------        -------      -------      -------
    Total expenses ..........................           97           --           --              5           --           --
                                                   -------      -------      -------        -------      -------      -------

      Net investment income (loss) ..........          379           --           --             (5)          --           --
                                                   -------      -------      -------        -------      -------      -------
REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ..............        1,171           --           --             --           --           --
    Realized gain (loss) on sale of
investments .................................          153           --           --              8           --           --
                                                   -------      -------      -------        -------      -------      -------

      Realized gain (loss) ..................        1,324           --           --              8           --           --
                                                   -------      -------      -------        -------      -------      -------

    Change in unrealized gain (loss)
      on investments ........................       (1,258)          --           --            134           --           --
                                                   -------      -------      -------        -------      -------      -------

  Net increase (decrease) in net assets
    resulting from operations ...............      $   445      $    --      $    --        $   137      $    --      $    --
                                                   =======      =======      =======        =======      =======      =======

                       See Notes to Financial Statements
                                      -26-

                                  THE TRAVELERS FUND UL
                               FOR VARIABLE LIFE INSURANCE

                           STATEMENT OF OPERATIONS - CONTINUED
                   FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

         CONVERTIBLE BOND PORTFOLIO                     EQUITY INCOME PORTFOLIO
   ------------------------------------          -------------------------------------
     2001           2000           1999            2001           2000          1999
     ----           ----           ----            ----           ----          ----

   $  177         $   --         $   --           $ 1,294        $   --         $   --
   ------         ------         ------           -------        ------         ------

       15             --             --               189            --            --
       --             --             --                --            --            --
   ------         ------         ------           -------        ------         -----

       15             --             --               189            --            --
   ------         ------         ------           -------        ------         -----

      162             --             --             1,105            --            --
   ------         ------         ------           -------        ------         -----

      380             --             --              --              --            --

     (782)            --             --               (66)           --            --
   ------         ------         ------           -------        ------         -----

     (402)            --             --               (66)           --            --
   ------         ------         ------           -------        ------         -----

      (55)            --             --               406            --            --
   ------         ------         ------           -------        ------         -----

   $ (295)        $   --         $   --           $ 1,445        $   --         $  --
   ======         ======         ======           =======        ======         =====

                       See Notes to Financial Statements
                                      -27-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                           LARGE CAP PORTFOLIO                MFS MID CAP GROWTH PORTFOLIO
                                                  -----------------------------------     -----------------------------------
                                                     2001         2000         1999          2001         2000         1999
                                                     ----         ----         ----          ----         ----         ----
INVESTMENT INCOME:
  Dividends ...................................    $    62      $   --       $   --         $    --      $   --       $   --
                                                   -------      ------       ------         -------      ------       ------

EXPENSES:
  Insurance charges ...........................         13          --           --              52          --           --
  Administrative fees .........................         --          --           --              --          --           --
                                                   -------      ------       ------         -------      ------       ------

    Total expenses ............................         13          --           --              52          --           --
                                                   -------      ------       ------         -------      ------       ------

      Net investment income (loss) ............         49          --           --             (52)         --           --
                                                   -------      ------       ------         -------      ------       ------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................         --          --           --           2,187          --           --
    Realized gain (loss) on sale of
      investments .............................         72          --           --            (364)         --           --
                                                   -------      ------       ------         -------      ------       ------

      Realized gain (loss) ....................         72          --           --           1,823          --           --
                                                   -------      ------       ------         -------      ------       ------

    Change in unrealized gain (loss)
      on investments ..........................        (10)         --           --          (1,529)         --           --
                                                   -------      ------       ------         -------      ------       ------

  Net increase (decrease) in net assets
    resulting from operations .................    $   111      $   --       $   --         $   242      $   --       $   --
                                                   =======      ======       ======         =======      ======       ======

                       See Notes to Financial Statements
                                      -28-

                                  THE TRAVELERS FUND UL
                               FOR VARIABLE LIFE INSURANCE

                           STATEMENT OF OPERATIONS - CONTINUED
                   FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

    U.S. GOVERNMENT SECURITIES PORTFOLIO                         UTILITIES PORTFOLIO
  ----------------------------------------            ----------------------------------------
     2001           2000           1999                  2001           2000           1999
     ----           ----           ----                  ----           ----           ----

  $ 101,849      $ 132,138      $      268           $    7,596       $  8,848       $ 10,774
  ---------      ---------      ----------           ----------       --------       --------

     19,516         18,917          24,227                2,922          2,767          3,065
      2,179          2,178           2,844                  206            195            217
  ---------      ---------      ----------           ----------       --------       --------

     21,695         21,095          27,071                3,128          2,962          3,282
  ---------      ---------      ----------           ----------       --------       --------

     80,154        111,043         (26,803)               4,468          5,886          7,492
  ---------      ---------      ----------           ----------       --------       --------

       --             --              --                 19,315            570         24,497
     54,345        (29,427)        (53,338)                (766)        19,653          5,135
  ---------      ---------      ----------           ----------       --------       --------

     54,345        (29,427)        (53,338)              18,549         20,223         29,632
  ---------      ---------      ----------           ----------       --------       --------

     (5,978)       227,334         (78,391)            (138,741)        58,525        (37,373)
  ---------      ---------      ----------           ----------       --------       --------

  $ 128,521      $ 308,950      $ (158,532)          $ (115,724)      $ 84,634       $   (249)
  =========      =========      ==========           ==========       ========       ========

                       See Notes to Financial Statements
                                      -29-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                        ZERO COUPON BOND FUND PORTFOLIO SERIES 2000    ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
                                        -------------------------------------------    -------------------------------------------
                                                2001         2000         1999              2001         2000         1999
                                                ----         ----         ----              ----         ----         ----
INVESTMENT INCOME:
  Dividends .............................    $    --      $ 165,760     $     --         $ 83,524      $ 76,068      $     --
                                             -------      ---------     --------         --------      --------      --------

EXPENSES:
  Insurance charges .....................         --          8,364        7,721           12,957         9,896         9,560
  Administrative fees ...................         --            115           56              481           256           215
                                             -------      ---------     --------         --------      --------      --------

    Total expenses ......................         --          8,479        7,777           13,438        10,152         9,775
                                             -------      ---------     --------         --------      --------      --------

      Net investment income (loss) ......         --        157,281       (7,777)          70,086        65,916        (9,775)
                                             -------      ---------     --------         --------      --------      --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ..........         --             --           --            3,727            --            --
    Realized gain (loss) on sale of
     investments ........................         --        (16,438)         642           16,131         2,995        10,456
                                             -------      ---------     --------         --------      --------      --------

      Realized gain (loss) ..............         --        (16,438)         642           19,858         2,995        10,456
                                             -------      ---------     --------         --------      --------      --------

    Change in unrealized gain (loss)
      on investments ....................         --        (67,573)      40,885           15,057       131,089       (96,356)
                                             -------      ---------     --------         --------      --------      --------

  Net increase (decrease) in net assets
    resulting from operations ...........    $    --      $  73,270     $ 33,750         $105,001      $200,000      $(95,675)
                                             =======      =========     ========         ========      ========      ========

                       See Notes to Financial Statements
                                      -30-

                                  THE TRAVELERS FUND UL
                               FOR VARIABLE LIFE INSURANCE

                           STATEMENT OF OPERATIONS - CONTINUED
                   FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

        AIM CAPITAL APPRECIATION PORTFOLIO                               ALLIANCE GROWTH PORTFOLIO
  -----------------------------------------------          ----------------------------------------------------
      2001             2000             1999                     2001              2000               1999
      ----             ----             ----                     ----              ----               ----

  $        --       $       --        $      --            $     14,422        $      6,703       $    29,392
  -----------       ----------        ---------            ------------        ------------       -----------

       26,090           30,727           16,919                  58,537              60,881            43,895
        2,947            3,470            1,936                   6,623               7,009             5,015
  -----------       ----------        ---------            ------------        ------------       -----------

       29,037           34,197           18,855                  65,160              67,890            48,910
  -----------       ----------        ---------            ------------        ------------       -----------

      (29,037)         (34,197)         (18,855)                (50,738)            (61,187)          (19,518)
  -----------       ----------        ---------            ------------        ------------       -----------

      902,459           91,908             --                 1,064,281             588,467           286,965
     (116,261)         115,491           40,466                 (61,796)            185,437           125,425
  -----------       ----------        ---------            ------------        ------------       -----------

      786,198          207,399           40,466               1,002,485             773,904           412,390
  -----------       ----------        ---------            ------------        ------------       -----------

   (1,736,331)        (710,098)         877,562              (2,058,715)         (2,340,451)        1,276,809
  -----------       ----------        ---------            ------------        ------------       -----------

  $  (979,170)      $ (536,896)       $ 899,173            $ (1,106,968)       $ (1,627,734)      $ 1,669,681
  ===========       ==========        =========            ============        ============       ===========

                       See Notes to Financial Statements
                                      -31-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                       MFS TOTAL RETURN PORTFOLIO          PUTNAM DIVERSIFIED INCOME PORTFOLIO
                                                 ------------------------------------      -----------------------------------
                                                     2001         2000         1999            2001        2000        1999
                                                     ----         ----         ----            ----        ----        ----
INVESTMENT INCOME:
  Dividends ..................................   $  68,655     $  52,780    $  44,862         $ 2,699     $    --     $   --
                                                 ---------     ---------    ---------         -------     -------     ------

EXPENSES:
  Insurance charges ..........................      20,062        15,657       15,556             156           3         --
  Administrative fees ........................       2,169         1,785        1,687              15          --         --
                                                 ---------     ---------    ---------         -------     -------     ------

    Total expenses ...........................      22,231        17,442       17,243             171           3         --
                                                 ---------     ---------    ---------         -------     -------     ------

      Net investment income (loss) ...........      46,424        35,338       27,619           2,528          (3)        --
                                                 ---------     ---------    ---------         -------     -------     ------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ...............      85,438        65,251      105,406              --          --         --
    Realized gain (loss) on sale of
      investments ............................       6,076         2,764       11,207          (1,584)         (3)        --
                                                 ---------     ---------    ---------         -------     -------     ------

      Realized gain (loss) ...................      91,514        68,015      116,613          (1,584)         (3)        --
                                                 ---------     ---------    ---------         -------     -------     ------

    Change in unrealized gain (loss)
      on investments .........................    (147,834)      186,487     (110,448)           (326)         (9)        --
                                                 ---------     ---------    ---------         -------     -------     ------

  Net increase (decrease) in net assets
    resulting from operations ................   $  (9,896)    $ 289,840    $  33,784         $   618     $   (15)    $   --
                                                 =========     =========    =========         =======     =======     ======

                       See Notes to Financial Statements
                                      -32-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

  SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO                   SMITH BARNEY HIGH INCOME PORTFOLIO
--------------------------------------------            -----------------------------------------------
    2001           2000             1999                  2001               2000              1999
    ----           ----             ----                  ----               ----              ----

  $    --         $    --          $   --               $  61,248          $  43,764          $ 57,482
  -------         -------          ------               ---------          ---------          --------

      683              --              --                   4,098              3,753             6,462
       --              --              --                     472                453               781
  -------         -------          ------               ---------          ---------          --------

      683              --              --                   4,570              4,206             7,243
  -------         -------          ------               ---------          ---------          --------

     (683)             --              --                  56,678             39,558            50,239
  -------         -------          ------               ---------          ---------          --------

       --              --              --                      --                 --                --
     (437)             --              --                 (25,647)           (36,558)          (14,829)
  -------         -------          ------               ---------          ---------          --------

     (437)             --              --                 (25,647)           (36,558)          (14,829)
  -------         -------          ------               ---------          ---------          --------

    3,806              --              --                 (56,539)           (47,909)          (21,616)
  -------         -------          ------               ---------          ---------          --------

  $ 2,686         $    --          $   --               $ (25,508)         $ (44,909)         $ 13,794
  =======         =======          ======               =========          =========          ========

                       See Notes to Financial Statements
                                      -33-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                   SMITH BARNEY INTERNATIONAL ALL CAP
                                                            GROWTH PORTFOLIO               SMITH BARNEY LARGE CAP VALUE PORTFOLIO
                                                   -----------------------------------   ------------------------------------------
                                                     2001         2000        1999           2001           2000           1999
                                                     ----         ----        ----           ----           ----           ----
INVESTMENT INCOME:
  Dividends ...................................    $  --        $   --       $   --       $   22,085      $  18,598     $   26,223
                                                   -----        ------       ------       ----------      ---------     ----------

EXPENSES:
  Insurance charges ...........................       --            --           --           12,837         11,294         14,788
  Administrative fees .........................       --            --           --            1,432          1,296          1,763
                                                   -----        ------       ------       ----------      ---------     ----------

    Total expenses ............................       --            --           --           14,269         12,590         16,551
                                                   -----        ------       ------       ----------      ---------     ----------

      Net investment income (loss) ............       --            --           --            7,816          6,008          9,672
                                                   -----        ------       ------       ----------      ---------     ----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................       --            --           --           56,753         33,611         56,230
    Realized gain (loss) on sale of
      investments .............................       (1)           --           --           (6,317)       (24,071)       (61,973)
                                                   -----        ------       ------       ----------      ---------     ----------

      Realized gain (loss) ....................       (1)           --           --           50,436          9,540         (5,743)
                                                   -----        ------       ------       ----------      ---------     ----------

    Change in unrealized gain (loss)
      on investments ..........................       (6)           --           --         (208,199)       164,650       (166,792)
                                                   -----        ------       ------       ----------      ---------     ----------

  Net increase (decrease) in net assets
    resulting from operations .................    $  (7)       $   --       $   --       $ (149,947)     $ 180,198     $ (162,863)
                                                   =====        ======       ======       ==========      =========     ==========

                       See Notes to Financial Statements
                                      -34-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

  SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO                  EMERGING GROWTH PORTFOLIO
  --------------------------------------------------             ------------------------------------
        2001             2000             1999                    2001           2000           1999
        ----             ----             ----                    ----           ----           ----

   $      --           $     --           $  --                  $   --         $   --         $   --
   ---------           --------           -----                  ------         ------         ------

       1,408                158              --                      45             --             --
         121                 20              --                      --             --             --
   ---------           --------           -----                  ------         ------         ------

       1,529                178              --                      45             --             --
   ---------           --------           -----                  ------         ------         ------

      (1,529)              (178)             --                     (45)            --             --
   ---------           --------           -----                  ------         ------         ------

          --                  4              --                      --             --             --
      (3,109)              (289)             --                     (39)            --             --
   ---------           --------           -----                  ------         ------         ------

      (3,109)              (285)             --                     (39)            --             --
   ---------           --------           -----                  ------         ------         ------

      (7,560)            (5,617)             --                    (354)            --             --
   ---------           --------           -----                  ------         ------         ------

   $ (12,198)          $ (6,080)          $  --                  $ (438)        $   --         $   --
   =========           ========           =====                  ======         ======         ======

                       See Notes to Financial Statements
                                      -35-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                              EQUITY-INCOME PORTFOLIO - INITIAL CLASS         GROWTH PORTFOLIO - INITIAL CLASS
                                             -----------------------------------------   ------------------------------------------
                                                   2001         2000         1999            2001           2000           1999
                                                   ----         ----         ----            ----           ----           ----
INVESTMENT INCOME:
  Dividends ................................  $   177,336    $ 184,637    $ 147,305      $    12,684    $     21,328    $    22,692
                                              -----------    ---------    ---------      -----------    ------------    -----------

EXPENSES:
  Insurance charges ........................       74,685       71,114       77,319          107,276         146,064        102,726
  Administrative fees ......................        5,785        5,444        5,724            8,291          11,199          7,034
                                              -----------    ---------    ---------      -----------    ------------    -----------

    Total expenses .........................       80,470       76,558       83,043          115,567         157,263        109,760
                                              -----------    ---------    ---------      -----------    ------------    -----------

      Net investment income (loss) .........       96,866      108,079       64,262         (102,883)       (135,935)       (87,068)
                                              -----------    ---------    ---------      -----------    ------------    -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution .............      498,229      695,610      325,623        1,192,320       2,122,092      1,426,731
    Realized gain (loss) on sale of
      investments ..........................       (3,216)      (6,990)     209,676         (442,657)        538,050        403,404
                                              -----------    ---------    ---------      -----------    ------------    -----------

      Realized gain (loss) .................      495,013      688,620      535,299          749,663       2,660,142      1,830,135
                                              -----------    ---------    ---------      -----------    ------------    -----------

    Change in unrealized gain (loss)
      on investments .......................   (1,208,363)    (177,895)    (108,569)      (4,042,191)     (4,982,429)     3,079,095
                                              -----------    ---------    ---------      -----------    ------------    -----------

  Net increase (decrease) in net assets
    resulting from operations ..............  $  (616,484)   $ 618,804    $ 490,992      $(3,395,411)   $ (2,458,222)   $ 4,822,162
                                              ===========    =========    =========      ===========    ============    ===========

                       See Notes to Financial Statements
                                      -36-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

      HIGH INCOME PORTFOLIO - INITIAL CLASS                 ASSET MANAGER PORTFOLIO - INITIAL CLASS
 ---------------------------------------------           ---------------------------------------------
     2001              2000             1999                2001               2000            1999
     ----              ----             ----                ----               ----            ----

 $  272,390        $  226,570        $ 355,604           $ 195,185         $  172,253        $ 180,147
 ----------        ----------        ---------           ---------         ----------        ---------

     14,420            20,900           27,163              29,706             33,894           35,275
      1,086             1,638            2,278               1,117              1,217            1,315
 ----------        ----------        ---------           ---------         ----------        ---------

     15,506            22,538           29,441              30,823             35,111           36,590
 ----------        ----------        ---------           ---------         ----------        ---------

    256,884           204,032          326,163             164,362            137,142          143,557
 ----------        ----------        ---------           ---------         ----------        ---------

       --                --             13,293              73,194            405,816          228,187
   (293,494)         (164,732)         (76,476)            (64,720)            29,533          104,861
 ----------        ----------        ---------           ---------         ----------        ---------

   (293,494)         (164,732)         (63,183)              8,474            435,349          333,048
 ----------        ----------        ---------           ---------         ----------        ---------

   (229,143)         (742,871)          18,295            (409,220)          (806,905)          62,025
 ----------        ----------        ---------           ---------         ----------        ---------

 $ (265,753)       $ (703,571)       $ 281,275           $(236,384)        $ (234,414)       $ 538,630
 ==========        ==========        =========           =========         ==========        =========

                       See Notes to Financial Statements
                                      -37-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                            CONTRAFUND(R)PORTFOLIO - SERVICE CLASS                       COMBINED
                                            --------------------------------------    ----------------------------------------------
                                                2001       2000        1999               2001             2000            1999
                                                ----       ----        ----               ----             ----            ----
INVESTMENT INCOME:
  Dividends ...............................   $   --      $   --      $   --          $   1,912,256    $  1,919,042    $  1,527,818
                                              ------      ------      ------          -------------    ------------    ------------

EXPENSES:
  Insurance charges .......................      115          --          --                801,854         867,160         707,393
  Administrative fees .....................       --          --          --                 68,928          72,301          56,164
                                              ------      ------      ------          -------------    ------------    ------------

    Total expenses ........................      115          --          --                870,782         939,461         763,557
                                              ------      ------      ------          -------------    ------------    ------------

      Net investment income (loss) ........     (115)         --          --              1,041,474         979,581         764,261
                                              ------      ------      ------          -------------    ------------    ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ............       --          --          --              6,720,581       8,543,533       4,332,518
    Realized gain (loss) on sale of
      investments .........................      (82)         --          --             (1,827,623)      1,344,571       2,705,962
                                              ------      ------      ------          -------------    ------------    ------------

      Realized gain (loss) ................      (82)         --          --              4,892,958       9,888,104       7,038,480
                                              ------      ------      ------          -------------    ------------    ------------

    Change in unrealized gain (loss)
      on investments ......................     (575)         --          --            (19,863,202)    (19,898,939)     12,710,696
                                              ------      ------      ------          -------------    ------------    ------------

  Net increase (decrease) in net assets
    resulting from operations .............   $ (772)     $   --      $   --          $ (13,928,770)   $ (9,031,254)   $ 20,513,437
                                              ======      ======      ======          =============    ============    ============

                       See Notes to Financial Statements
                                      -38-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                           CAPITAL APPRECIATION FUND                  HIGH YIELD BOND TRUST
                                               ---------------------------------------------  ------------------------------------
                                                     2001            2000           1999         2001         2000         1999
                                                     ----            ----           ----         ----         ----         ----
OPERATIONS:
  Net investment income (loss) ..............  $    (45,387)   $   (154,453)   $   (101,264)   $  4,944    $   7,739    $   7,511
  Realized gain (loss) ......................      (262,944)      1,238,410       2,036,988        (101)      (1,801)      12,236
  Change in unrealized gain (loss)
    on investments ..........................    (4,612,536)     (6,152,649)      4,748,539       2,758       (6,533)     (11,160)
                                               ------------    ------------    ------------    --------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from operations .............    (4,920,867)     (5,068,692)      6,684,263       7,601         (595)       8,587
                                               ------------    ------------    ------------    --------    ---------    ---------

UNIT TRANSACTIONS:
  Participant purchase payments .............     2,217,708       3,201,580       2,193,850       8,319       13,897       19,019
  Participant transfers from other
    Travelers accounts ......................       956,292       3,889,299       2,493,744       2,281        5,014      119,534
  Contract surrenders .......................    (1,473,979)     (2,002,901)     (1,816,312)     (9,341)     (28,283)     (43,214)
  Participant transfers to other
    Travelers accounts ......................    (2,422,364)       (755,818)     (3,414,877)       (494)    (109,147)    (113,219)
  Other payments to participants ............       (38,235)         (2,064)        (24,894)       --           --           --
                                               ------------    ------------    ------------    --------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ......      (760,578)      4,330,096        (568,489)        765     (118,519)     (17,880)
                                               ------------    ------------    ------------    --------    ---------    ---------

      Net increase (decrease) in net
        assets ..............................    (5,681,445)       (738,596)      6,115,774       8,366     (119,114)      (9,293)

NET ASSETS:
    Beginning of year .......................    18,136,087      18,874,683      12,758,909      85,785      204,899      214,192
                                               ------------    ------------    ------------    --------    ---------    ---------
    End of year .............................  $ 12,454,642    $ 18,136,087    $ 18,874,683    $ 94,151    $  85,785    $ 204,899
                                               ============    ============    ============    ========    =========    =========

                       See Notes to Financial Statements
                                      -39-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                          MANAGED ASSETS TRUST                      MONEY MARKET PORTFOLIO
                                             -----------------------------------------   ------------------------------------------
                                                  2001          2000           1999           2001          2000           1999
                                                  ----          ----           ----           ----          ----           ----
OPERATIONS:
  Net investment income (loss) ...........   $   100,926    $    65,884    $    36,291    $   192,069    $   257,151    $   154,765
  Realized gain (loss) ...................       254,373        680,579        223,589           --             --             --
  Change in unrealized gain (loss)
    on investments .......................      (690,160)      (818,193)       151,025           --             --             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets
      resulting from operations ..........      (334,861)       (71,730)       410,905        192,069        257,151        154,765
                                             -----------    -----------    -----------    -----------    -----------    -----------

UNIT TRANSACTIONS:
  Participant purchase payments ..........       411,403        970,691        486,163      8,273,747      6,182,431      6,258,921
  Participant transfers from other
    Travelers accounts ...................       112,734      2,059,611        665,914      1,905,082      1,287,276      3,802,796
  Contract surrenders ....................      (562,955)      (639,230)      (316,082)    (1,083,962)      (912,623)      (870,163)
  Participant transfers to other
    Travelers accounts ...................      (250,019)      (150,356)      (182,067)    (7,363,883)    (9,081,041)    (4,436,241)
  Other payments to participants .........       (17,276)          --           (8,562)        (9,091)          --             (399)
                                             -----------    -----------    -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ...      (306,113)     2,240,716        645,366      1,721,893     (2,523,957)     4,754,914
                                             -----------    -----------    -----------    -----------    -----------    -----------

      Net increase (decrease) in net
        assets ...........................      (640,974)     2,168,986      1,056,271      1,913,962     (2,266,806)     4,909,679

NET ASSETS:
    Beginning of year ....................     5,853,036      3,684,050      2,627,779      5,643,549      7,910,355      3,000,676
                                             -----------    -----------    -----------    -----------    -----------    -----------
    End of year ..........................   $ 5,212,062    $ 5,853,036    $ 3,684,050    $ 7,557,511    $ 5,643,549    $ 7,910,355
                                             ===========    ===========    ===========    ===========    ===========    ===========

                       See Notes to Financial Statements
                                      -40-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

             STATEMENT OF CHANGES IN NET ASSETS - CONTINUED FOR THE
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

 PREMIER GROWTH PORTFOLIO - CLASS B              GLOBAL GROWTH FUND - CLASS 2
-----------------------------------         ------------------------------------
     2001        2000          1999            2001          2000         1999
     ----        ----          ----            ----          ----         ----

$    (36)      $   --       $   --          $    (86)       $   --        $   --
     (76)          --           --            (2,877)           --            --

      26           --           --               225            --            --
--------       ------       ------          --------        ------        ------

     (86)          --           --            (2,738)           --            --
--------       ------       ------          --------        ------        ------

   3,840           --           --            34,999            --            --

  12,236           --           --            11,172            --            --
  (1,429)          --           --              (836)           --            --

     (78)          --           --           (28,134)           --            --
      --           --           --                --            --            --
--------       ------       ------          --------        ------        ------

  14,569           --           --            17,201            --            --
--------       ------       ------          --------        ------        ------

  14,483           --           --            14,463            --            --

      --           --           --                --            --            --
--------       ------       ------          --------        ------        ------
$ 14,483       $   --       $   --          $ 14,463        $   --        $   --
========       ======       ======          ========        ======        ======

                       See Notes to Financial Statements
                                      -41-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                           GROWTH FUND - CLASS 2               GROWTH-INCOME FUND - CLASS 2
                                                   ----------------------------------       ----------------------------------
                                                      2001         2000         1999          2001         2000         1999
                                                      ----         ----         ----          ----         ----         ----
OPERATIONS:
  Net investment income (loss) ..................  $    (42)     $   --       $   --        $    (72)     $   --      $   --
  Realized gain (loss) ..........................      (781)         --           --             110          --          --
  Change in unrealized gain (loss)
    on investments ..............................     1,324          --           --           1,388          --          --
                                                   --------      ------       ------        --------      ------      ------
    Net increase (decrease) in net assets
      resulting from operations .................       501          --           --           1,426          --          --
                                                   --------      ------       ------        --------      ------      ------

UNIT TRANSACTIONS:
  Participant purchase payments .................    10,920          --           --          43,931          --          --
  Participant transfers from other
    Travelers accounts ..........................    37,659          --           --          23,732          --          --
  Contract surrenders ...........................    (1,777)         --           --          (2,102)         --          --
  Participant transfers to other
    Travelers accounts ..........................    (4,074)         --           --          (3,503)         --          --
  Other payments to participants ................        --          --           --              --          --          --
                                                   --------      ------       ------        --------      ------      ------

    Net increase (decrease) in net assets
      resulting from unit transactions ..........    42,728          --           --          62,058          --          --
                                                   --------      ------       ------        --------      ------      ------

      Net increase (decrease) in net
        assets ..................................    43,229          --           --          63,484          --          --

NET ASSETS:
    Beginning of year ...........................        --          --           --              --          --          --
                                                   --------      ------       ------        --------      ------      ------
    End of year .................................  $ 43,229      $   --       $   --        $ 63,484      $   --      $   --
                                                   ========      ======       ======        ========      ======      ======

                       See Notes to Financial Statements
                                      -42-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

             STATEMENT OF CHANGES IN NET ASSETS - CONTINUED FOR THE
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

      CITISTREET DIVERSIFIED BOND FUND                     CITISTREET INTERNATIONAL STOCK FUND
------------------------------------------            ---------------------------------------------
     2001          2000             1999                 2001             2000             1999
     ----          ----             ----                 ----             ----             ----

 $    532        $   511          $    588            $     490         $     427        $    (840)
        7            (55)              179               16,327             9,878            2,066

      311            550            (1,095)             (48,822)          (25,436)          40,126
 --------        -------          --------            ---------         ---------        ---------

      850          1,006              (328)             (32,005)          (15,131)          41,352
 --------        -------          --------            ---------         ---------        ---------

    1,647          1,065             1,171               13,591            17,977           17,898

    6,187           --                --                  2,769             2,555            2,966
     (526)        (1,361)             (414)             (20,882)           (9,609)          (9,368)

      (13)          --              (2,715)             (47,417)           (5,850)          (6,137)
       --           --                  --                   --                --               --
 --------        -------          --------            ---------         ---------        ---------

    7,295           (296)           (1,958)             (51,939)            5,073            5,359
 --------        -------          --------            ---------         ---------        ---------

    8,145            710            (2,286)             (83,944)          (10,058)          46,711

    9,274          8,564            10,850              164,323           174,381          127,670
 --------        -------          --------            ---------         ---------        ---------
 $ 17,419        $ 9,274          $  8,564            $  80,379         $ 164,323        $ 174,381
 ========        =======          ========            =========         =========        =========

                       See Notes to Financial Statements
                                      -43-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                  CITISTREET LARGE COMPANY STOCK FUND     CITISTREET SMALL COMPANY STOCK FUND
                                                  -----------------------------------    --------------------------------------
                                                    2001         2000          1999         2001          2000         1999
                                                    ----         ----          ----         ----          ----         ----
OPERATIONS:
  Net investment income (loss) .................  $    148     $    483     $    542     $  (1,912)    $  (2,131)    $  (1,640)
  Realized gain (loss) .........................       (24)       3,779       11,773       118,548        23,009        22,114
  Change in unrealized gain (loss)
    on investments .............................   (11,665)     (16,783)     (13,020)     (112,963)        9,986        70,125
                                                  --------     --------     --------     ---------     ---------     ---------

    Net increase (decrease) in net assets
      resulting from operations ................   (11,541)     (12,521)        (705)        3,673        30,864        90,599
                                                  --------     --------     --------     ---------     ---------     ---------

UNIT TRANSACTIONS:
  Participant purchase payments ................     7,108        7,122        7,926        36,491        38,061        42,790
  Participant transfers from other
    Travelers accounts .........................       886           --           --         9,272         7,155         3,772
  Contract surrenders ..........................    (3,755)      (3,941)      (3,926)      (28,119)      (29,730)      (41,231)
  Participant transfers to other
    Travelers accounts .........................    (6,806)        (514)      (1,201)      (33,797)      (12,688)      (20,286)
  Other payments to participants ...............        --           --           --            --            --            --
                                                  --------     --------     --------     ---------     ---------     ---------

    Net increase (decrease) in net assets
      resulting from unit transactions .........    (2,567)       2,667        2,799       (16,153)        2,798       (14,955)
                                                  --------     --------     --------     ---------     ---------     ---------

      Net increase (decrease) in net
        assets .................................   (14,108)      (9,854)       2,094       (12,480)       33,662        75,644

NET ASSETS:
    Beginning of year ..........................    69,530       79,384       77,290       363,013       329,351       253,707
                                                  --------     --------     --------     ---------     ---------     ---------
    End of year ................................  $ 55,422     $ 69,530     $ 79,384     $ 350,533     $ 363,013     $ 329,351
                                                  ========     ========     ========     =========     =========     =========

                       See Notes to Financial Statements
                                      -44-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

    GLOBAL HIGH-YIELD BOND FUND               INTERMEDIATE-TERM BOND FUND
-----------------------------------       -----------------------------------
 2001          2000          1999          2001          2000          1999
-------       -------       -------       -------       -------       -------

$   453       $   296       $   183       $   222       $   119       $    92
   (824)           (4)           (2)         (141)           (1)           58

    461          (441)          131             6            27          (130)
-------       -------       -------       -------       -------       -------

     90          (149)          312            87           145            20
-------       -------       -------       -------       -------       -------

     31           101            77           121           485           484

     --            --            --             4             7             6
    (50)         (145)         (117)          (31)          (83)          (81)

 (3,262)           --           (10)       (2,922)          (11)          (10)
     --            --            --            --            --            --
-------       -------       -------       -------       -------       -------

 (3,281)          (44)          (50)       (2,828)          398           399
-------       -------       -------       -------       -------       -------

 (3,191)         (193)          262        (2,741)          543           419

  3,191         3,384         3,122         2,741         2,198         1,779
-------       -------       -------       -------       -------       -------
$    --       $ 3,191       $ 3,384       $    --       $ 2,741       $ 2,198
=======       =======       =======       =======       =======       =======

                       See Notes to Financial Statements

                                      -45-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                 CREDIT SUISSE TRUST EMERGING MARKETS
                                                               PORTFOLIO                          EAFE(R)EQUITY INDEX FUND
                                                ---------------------------------------    --------------------------------------
                                                     2001          2000         1999          2001          2000          1999
                                                     ----          ----         ----          ----          ----          ----
OPERATIONS:
  Net investment income (loss) ................ $         (7)   $       --   $       --    $   (1,405)   $     (597)   $       88
  Realized gain (loss) ........................           17            --           --       (14,332)         (619)          184
  Change in unrealized gain (loss)
    on investments ............................          369            --           --       (26,252)      (14,859)          429
                                                ------------    ----------   ----------    ----------    ----------    ----------
    Net increase (decrease) in net assets
      resulting from operations ...............          379            --           --       (41,989)      (16,075)          701
                                                ------------    ----------   ----------    ----------    ----------    ----------
UNIT TRANSACTIONS:
  Participant purchase payments ...............        1,216            --           --        49,255         9,750         2,585
  Participant transfers from other
    Travelers accounts ........................        4,227            --           --       190,800       157,266         2,804
  Contract surrenders .........................         (388)           --           --       (14,286)       (7,052)         (109)
  Participant transfers to other
    Travelers accounts ........................          (93)           --           --       (55,838)      (19,794)          (17)
  Other payments to participants ..............           --            --           --            --            --            --
                                                ------------    ----------   ----------    ----------    ----------    ----------
    Net increase (decrease) in net assets
      resulting from unit transactions ........        4,962            --           --       169,931       140,170         5,263
                                                ------------    ----------   ----------    ----------    ----------    ----------
      Net increase (decrease) in net assets ...        5,341            --           --       127,942       124,095         5,964

NET ASSETS:
    Beginning of year .........................           --            --           --       130,059         5,964            --
                                                ------------    ----------   ----------    ----------    ----------    ----------
    End of year ............................... $      5,341    $       --   $       --    $  258,001    $  130,059    $    5,964
                                                ============    ==========   ==========    ==========    ==========    ==========

                       See Notes to Financial Statements
                                      -46-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

       SMALL CAP INDEX FUND                    DREYFUS STOCK INDEX FUND
------------------------------------   ---------------------------------------
   2001         2000         1999          2001          2000          1999
   ----         ----         ----          ----          ----          ----

$       78   $     (818)  $       15   $    27,019   $    14,252   $    24,611
    10,217           27           48       (93,045)      462,429       259,545

    (2,559)      (9,010)         253    (1,436,436)   (1,567,483)    1,162,103
----------   ----------   ----------   -----------   -----------   -----------

     7,736       (9,801)         316    (1,502,462)   (1,090,802)    1,446,259

    75,583       40,237          241     1,636,335     2,512,144     1,864,556
----------   ----------   ----------   -----------   -----------   -----------

   164,159      123,834        6,280     1,798,744     1,962,992     2,006,864
   (41,566)     (22,190)        (435)   (1,201,327)   (1,249,712)     (705,299)

   (11,217)     (17,698)         (28)   (1,298,319)     (928,414)     (879,560)
        --           --           --       (23,835)      (14,715)       (3,175)
----------   ----------   ----------   -----------   -----------   -----------

   186,959      124,183        6,058       911,598     2,282,295     2,283,386
----------   ----------   ----------   -----------   -----------   -----------

   194,695      114,382        6,374      (590,864)    1,191,493     3,729,645

   120,756        6,374           --    11,073,436     9,881,943     6,152,298
----------   ----------   ----------   -----------   -----------   -----------
$  315,451   $  120,756   $    6,374   $10,482,572   $11,073,436   $ 9,881,943
==========   ==========   ==========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -47-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                    SMALL CAP PORTFOLIO - INITIAL CLASS       FRANKLIN SMALL CAP FUND - CLASS 2
                                                  ---------------------------------------   -------------------------------------
                                                       2001          2000         1999         2001          2000         1999
                                                       ----          ----         ----         ----          ----         ----
OPERATIONS:
  Net investment income (loss) ................   $          1            --   $       --   $      (17)   $       --   $       --
  Realized gain (loss) ........................          1,292            --           --            3            --           --
  Change in unrealized gain (loss)
    on investments ............................         (1,262)           --           --        1,117            --           --
                                                  ------------    ----------   ----------   ----------    ----------   ----------
    Net increase (decrease) in net assets
      resulting from operations ...............             31            --           --        1,103            --           --
                                                  ------------    ----------   ----------   ----------    ----------   ----------
UNIT TRANSACTIONS:
  Participant purchase payments ...............          2,524            --           --        1,334            --           --
  Participant transfers from other
    Travelers accounts ........................         22,035            --           --       15,313            --           --
  Contract surrenders .........................         (1,858)           --           --         (331)           --           --
  Participant transfers to other
    Travelers accounts ........................            (60)           --           --           (9)           --           --
  Other payments to participants ..............             --            --           --           --            --           --
                                                  ------------    ----------   ----------   ----------    ----------   ----------
    Net increase (decrease) in net assets
      resulting from unit transactions ........         22,641            --           --       16,307            --           --
                                                  ------------    ----------   ----------   ----------    ----------   ----------
      Net increase (decrease) in net assets ...         22,672            --           --       17,410            --           --

Net Assets:
    Beginning of year .........................             --            --           --           --            --           --
                                                  ------------    ----------   ----------   ----------    ----------   ----------
    End of year ...............................   $     22,672            --           --   $   17,410            --           --
                                                  ============    ==========   ==========   ==========    ==========   ==========

                       See Notes to Financial Statements
                                      -48-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

  TEMPLETON ASSET STRATEGY FUND -      TEMPLETON GLOBAL INCOME SECURITIES FUND -
                CLASS 1                                  CLASS 1
------------------------------------   -----------------------------------------
    2001         2000         1999          2001          2000          1999
    ----         ----         ----          ----          ----          ----

$   30,842   $   78,699   $   65,400   $    14,264   $    23,614   $    20,891
   305,780      763,036      623,761        (4,748)      (19,966)       (6,120)

  (822,313)    (859,991)     224,079          (779)       18,658       (59,647)
----------   ----------   ----------   -----------   -----------   -----------

  (485,691)     (18,256)     913,240         8,737        22,306       (44,876)
----------   ----------   ----------   -----------   -----------   -----------

   452,243      581,385      628,987        70,141        90,095        93,816

    80,448      113,331      222,681         5,211        20,031        52,412
  (411,080)    (478,583)    (645,930)      (51,189)     (172,093)      (72,307)

  (353,477)    (256,685)    (782,698)      (17,659)      (67,495)      (74,704)
    (9,069)          --           --            --            --            --
----------   ----------   ----------   -----------   -----------   -----------

  (240,935)     (40,552)    (576,960)        6,504      (129,462)         (783)
----------   ----------   ----------   -----------   -----------   -----------

  (726,626)     (58,808)     336,280        15,241      (107,156)      (45,659)

 4,710,212    4,769,020    4,432,740       511,193       618,349       664,008
----------   ----------   ----------   -----------   -----------   -----------
$3,983,586   $4,710,212   $4,769,020   $   526,434   $   511,193   $   618,349
==========   ==========   ==========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -49-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                     TEMPLETON GROWTH SECURITIES FUND -            EQUITY INDEX PORTFOLIO -
                                                                    CLASS 1                             CLASS I SHARES
                                                  ---------------------------------------   -------------------------------------
                                                       2001          2000         1999         2001          2000         1999
                                                       ----          ----         ----         ----          ----         ----
OPERATIONS:
  Net investment income (loss) ................   $    125,356    $   36,387   $   78,088   $   (3,285)   $     (289)  $       (2)

  Realized gain (loss) ........................      1,435,406     2,020,688      608,038       (3,252)          (55)          --
  Change in unrealized gain (loss)
    on investments ............................     (1,538,002)   (1,414,746)   1,519,350      113,005        (9,005)         145
                                                  ------------    ----------   ----------   ----------    ----------   ----------

    Net increase (decrease) in net assets
      resulting from operations ...............         22,760       642,329    2,205,476      106,468        (9,349)         143
                                                  ------------    ----------   ----------   ----------    ----------   ----------
UNIT TRANSACTIONS:
  Participant purchase payments ...............      1,029,698     1,155,938    1,327,773      232,722        25,542           64
  Participant transfers from other
    Travelers accounts ........................      1,691,883       579,888      390,488    2,279,095       128,747        5,870
  Contract surrenders .........................     (1,106,908)   (1,132,630)    (937,367)     (64,343)      (18,425)        (239)
  Participant transfers to other

    Travelers accounts ........................       (907,508)     (853,208)  (1,512,327)     (23,816)       (6,283)          --

  Other payments to participants ..............        (23,728)          (51)     (18,391)          --            --           --
                                                  ------------    ----------   ----------   ----------    ----------   ----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........        683,437      (250,063)    (749,824)   2,423,658       129,581        5,695
                                                  ------------    ----------   ----------   ----------    ----------   ----------

      Net increase (decrease) in net assets ...        706,197       392,266    1,455,652    2,530,126       120,232        5,838

NET ASSETS:

    Beginning of year .........................     10,142,750     9,750,484    8,294,832      126,070         5,838           --
                                                  ------------    ----------   ----------   ----------    ----------   ----------
    End of year ...............................   $ 10,848,947    $10,142,750  $9,750,484   $2,656,196    $  126,070   $    5,838
                                                  ============    ==========   ==========   ==========    ==========   ==========

                       See Notes to Financial Statements
                                      -50-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                            AGGRESSIVE GROWTH PORTFOLIO -
    FUNDAMENTAL VALUE PORTFOLIO                     SERVICE SHARES
------------------------------------   ---------------------------------------
   2001         2000         1999          2001          2000          1999
   ----         ----         ----          ----          ----          ----

$   (3,842)  $   13,799   $   19,734   $    (1,159)  $        98   $        --
   232,063       92,205       72,435       (17,318)       (3,843)           --

  (348,192)     170,668      144,317       (41,881)      (35,293)           --
----------   ----------   ----------   -----------   -----------   -----------

  (119,971)     276,672      236,486       (60,358)      (39,038)           --
----------   ----------   ----------   -----------   -----------   -----------

   566,944      248,979      187,035        50,233        16,424            --

   935,828       91,859       66,368       112,651       175,088            --
  (160,940)     (87,562)     (76,644)      (13,773)       (2,723)           --

   (59,291)     (17,374)    (151,484)      (28,620)      (13,609)           --
        --           --           --            --            --            --
----------   ----------   ----------   -----------   -----------   -----------

 1,282,541      235,902       25,275       120,491       175,180            --
----------   ----------   ----------   -----------   -----------   -----------

 1,162,570      512,574      261,761        60,133       136,142            --

 1,823,634    1,311,060    1,049,299       136,142            --            --
----------   ----------   ----------   -----------   -----------   -----------
$2,986,204   $1,823,634   $1,311,060   $   196,275   $   136,142   $        --
==========   ==========   ==========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -51-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                        GLOBAL TECHNOLOGY PORTFOLIO -            WORLDWIDE GROWTH PORTFOLIO -
                                                                SERVICE SHARES                          SERVICE SHARES
                                                  ---------------------------------------   -------------------------------------
                                                       2001          2000         1999         2001          2000         1999
                                                       ----          ----         ----         ----          ----         ----
OPERATIONS:
  Net investment income (loss) ................   $       (132)   $       81   $       --   $   (1,362)   $     (454)  $       --
  Realized gain (loss) ........................        (13,105)         (201)          --      (22,518)        1,865           --
  Change in unrealized gain (loss)
    on investments ............................        (11,852)      (20,527)          --      (44,994)      (34,207)          --
                                                  ------------    ----------   ----------   ----------    ----------   ----------
    Net increase (decrease) in net assets
      resulting from operations ...............        (25,089)      (20,647)          --      (68,874)      (32,796)          --
                                                  ------------    ----------   ----------   ----------    ----------   ----------

UNIT TRANSACTIONS:
  Participant purchase payments ...............         44,701         4,517           --      128,611        22,499           --
  Participant transfers from other
    Travelers accounts ........................         48,980        67,093           --      114,372       233,216           --
  Contract surrenders .........................        (17,688)       (1,540)          --      (35,321)      (10,054)          --
  Participant transfers to other
    Travelers accounts ........................        (13,195)          (75)          --      (41,622)       (8,320)          --

  Other payments to participants ..............             --            --           --       (1,607)           --           --
                                                  ------------    ----------   ----------   ----------    ----------   ----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........         62,798        69,995           --      164,433       237,341           --
                                                  ------------    ----------   ----------   ----------    ----------   ----------

      Net increase (decrease) in net assets ...         37,709        49,348           --       95,559       204,545           --

NET ASSETS:
    Beginning of year .........................         49,348            --           --      204,545            --           --
                                                  ------------    ----------   ----------   ----------    ----------   ----------
    End of year ...............................   $     87,057    $   49,348   $       --   $  300,104    $  204,545   $       --
                                                  ============    ==========   ==========   ==========    ==========   ==========

                       See Notes to Financial Statements
                                      -52-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                        PUTNAM VT INTERNATIONAL GROWTH FUND -
    TOTAL RETURN BOND PORTFOLIO                    CLASS IB SHARES
------------------------------------   ---------------------------------------
   2001         2000         1999          2001          2000          1999
   ----         ----         ----          ----          ----          ----

$      379   $       --   $       --   $        (5)  $        --   $        --
     1,324           --           --             8            --            --

    (1,258)          --           --           134            --            --
----------   ----------   ----------   -----------   -----------   -----------

       445           --           --           137            --            --
----------   ----------   ----------   -----------   -----------   -----------

    46,864           --           --         3,852            --            --

    45,389           --           --         1,065            --            --
    (3,178)          --           --          (688)           --            --

    (9,916)          --           --          (152)           --            --
        --           --           --            --            --            --
----------   ----------   ----------   -----------   -----------   -----------

    79,159           --           --         4,077            --            --

    79,604           --           --         4,214            --            --

        --           --           --            --            --            --
----------   ----------   ----------   -----------   -----------   -----------
$   79,604   $       --   $       --   $     4,214   $        --   $        --
==========   ==========   ==========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -53-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                         CONVERTIBLE BOND PORTFOLIO                EQUITY INCOME PORTFOLIO
                                                  ---------------------------------------   -------------------------------------
                                                       2001          2000         1999         2001          2000         1999
                                                       ----          ----         ----         ----          ----         ----
OPERATIONS:
  Net investment income (loss) ................   $        162    $       --   $       --   $    1,105    $       --   $       --
  Realized gain (loss) ........................           (402)           --           --          (66)           --           --
  Change in unrealized gain (loss)
    on investments ............................            (55)           --           --          406            --           --
                                                  ------------    ----------   ----------   ----------    ----------   ----------

    Net increase (decrease) in net assets
      resulting from operations ...............           (295)           --           --        1,445            --           --
                                                  ------------    ----------   ----------   ----------    ----------   ----------

UNIT TRANSACTIONS:
  Participant purchase payments ...............          9,864            --           --       39,872            --           --
  Participant transfers from other
    Travelers accounts ........................          6,398            --           --       93,588            --           --
  Contract surrenders .........................           (529)           --           --       (4,533)           --           --
  Participant transfers to other
    Travelers accounts ........................         (9,149)           --           --       (2,388)           --           --
  Other payments to participants ..............             --            --           --           --            --           --
                                                  ------------    ----------   ----------   ----------    ----------   ----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........          6,584            --           --      126,539            --           --
                                                  ------------    ----------   ----------   ----------    ----------   ----------

      Net increase (decrease) in net assets ...          6,289            --           --      127,984            --           --

Net Assets:

    Beginning of year .........................             --            --           --           --            --           --
                                                  ------------    ----------   ----------   ----------    ----------   ----------
    End of year ...............................   $      6,289    $       --   $       --   $  127,984    $       --   $       --
                                                  ============    ==========   ==========   ==========    ==========   ==========

                       See Notes to Financial Statements
                                      -54-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

        LARGE CAP PORTFOLIO                  MFS MID CAP GROWTH PORTFOLIO
------------------------------------   ---------------------------------------
   2001         2000         1999          2001          2000          1999
   ----         ----         ----          ----          ----          ----

$       49   $       --   $       --   $       (52)  $        --   $        --
        72           --           --         1,823            --            --

       (10)          --           --        (1,529)           --            --
----------   ----------   ----------   -----------   -----------   -----------

       111           --           --           242            --            --
----------   ----------   ----------   -----------   -----------   -----------

    14,584           --           --         9,755            --            --

     1,929           --           --        25,685            --            --
      (352)          --           --        (1,897)           --            --

    (3,922)          --           --          (161)           --            --
        --           --           --            --            --            --
----------   ----------   ----------   -----------   -----------   -----------

    12,239           --           --        33,382            --            --
----------   ----------   ----------   -----------   -----------   -----------

    12,350           --           --        33,624            --            --

        --           --           --            --            --            --
----------   ----------   ----------   -----------   -----------   -----------
$   12,350   $       --   $       --   $    33,624   $        --   $        --
==========   ==========   ==========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -55-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                    U.S. GOVERNMENT SECURITIES PORTFOLIO            UTILITIES PORTFOLIO
                                                  ---------------------------------------   -------------------------------------
                                                       2001          2000         1999         2001          2000         1999
                                                       ----          ----         ----         ----          ----         ----
OPERATIONS:
  Net investment income (loss) ................   $     80,154    $  111,043   $  (26,803)  $    4,468    $    5,886   $    7,492
  Realized gain (loss) ........................         54,345       (29,427)     (53,338)      18,549        20,223       29,632
  Change in unrealized gain (loss)
    on investments ............................         (5,978)      227,334      (78,391)    (138,741)       58,525      (37,373)
                                                  ------------    ----------   ----------   ----------    ----------   ----------

    Net increase (decrease) in net assets
      resulting from operations ...............        128,521       308,950     (158,532)    (115,724)       84,634         (249)
                                                  ------------    ----------   ----------   ----------    ----------   ----------

UNIT TRANSACTIONS:
  Participant purchase payments ...............        308,590       163,751      268,091       70,698        45,063       54,978
  Participant transfers from other
    Travelers accounts ........................        503,692       148,336      188,129      102,347        53,456      131,622
  Contract surrenders .........................       (212,087)     (157,436)    (191,052)     (56,786)      (67,681)     (30,314)
  Participant transfers to other
    Travelers accounts ........................     (1,062,259)     (138,139)    (849,466)     (84,879)     (136,806)     (28,197)
  Other payments to participants ..............             --            --           --           --            --         (863)
                                                  ------------    ----------   ----------   ----------    ----------   ----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........       (462,064)       16,512     (584,298)      31,380      (105,968)     127,226
                                                  ------------    ----------   ----------   ----------    ----------   ----------

      Net increase (decrease) in net assets ...       (333,543)      325,462     (742,830)     (84,344)      (21,334)     126,977

NET ASSETS:
    Beginning of year .........................      2,683,626     2,358,164    3,100,994      439,155       460,489      333,512
                                                  ------------    ----------   ----------   ----------    ----------   ----------
    End of year ...............................   $  2,350,083    $2,683,626   $2,358,164   $  354,811    $  439,155   $  460,489
                                                  ============    ==========   ==========   ==========    ==========   ==========

                       See Notes to Financial Statements
                                      -56-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

        ZERO COUPON BOND FUND                   ZERO COUPON BOND FUND
        PORTFOLIO SERIES 2000                   PORTFOLIO SERIES 2005
------------------------------------   ---------------------------------------
   2001         2000         1999          2001          2000          1999
   ----         ----         ----          ----          ----          ----

$       --   $  157,281   $   (7,777)  $    70,086   $    65,916   $    (9,775)
        --      (16,438)         642        19,858         2,995        10,456

        --      (67,573)      40,885        15,057       131,089       (96,356)
----------   ----------   ----------   -----------   -----------   -----------

        --       73,270       33,750       105,001       200,000       (95,675)
----------   ----------   ----------   -----------   -----------   -----------

        --       30,769       24,454       141,560        33,571        32,216

        --       95,947       22,805       389,096       108,510        96,144
        --   (1,324,041)     (10,574)      (61,457)      (27,583)      (87,776)

        --     (193,406)         (98)     (107,547)      (21,409)      (61,806)
        --           --           --            --            --            --
----------   ----------   ----------   -----------   -----------   -----------

        --   (1,390,731)      36,587       361,652        93,089       (21,222)
----------   ----------   ----------   -----------   -----------   -----------

        --   (1,317,461)      70,337       466,653       293,089      (116,897)

        --    1,317,461    1,247,124     1,751,712     1,458,623     1,575,520
----------   ----------   ----------   -----------   -----------   -----------
$       --   $       --   $1,317,461   $ 2,218,365   $ 1,751,712   $ 1,458,623
==========   ==========   ==========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -57-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                     AIM CAPITAL APPRECIATION PORTFOLIO            ALLIANCE GROWTH PORTFOLIO
                                                  ---------------------------------------   -------------------------------------
                                                       2001          2000         1999         2001          2000         1999
                                                       ----          ----         ----         ----          ----         ----
OPERATIONS:
  Net investment income (loss) ................   $    (29,037)   $  (34,197)  $  (18,855)  $  (50,738)   $  (61,187)  $  (19,518)
  Realized gain (loss) ........................        786,198       207,399       40,466    1,002,485       773,904      412,390
  Change in unrealized gain (loss)
    on investments ............................     (1,736,331)     (710,098)     877,562   (2,058,715)   (2,340,451)   1,276,809
                                                  ------------    ----------   ----------   ----------    ----------   ----------

    Net increase (decrease) in net assets
      resulting from operations ...............       (979,170)     (536,896)     899,173   (1,106,968)   (1,627,734)   1,669,681
                                                  ------------    ----------   ----------   ----------    ----------   ----------

UNIT TRANSACTIONS:
  Participant purchase payments ...............        571,119       762,103      416,419    1,262,793     1,758,624    1,014,363
  Participant transfers from other
     Travelers accounts .......................        385,473       865,725      268,208    1,377,821     1,304,557      840,746
  Contract surrenders .........................       (348,272)     (319,184)    (200,427)    (686,149)   (1,073,900)    (396,145)
  Participant transfers to other
     Travelers accounts .......................       (255,694)     (173,368)     (51,335)    (464,686)     (266,133)    (409,846)
  Other payments to participants ..............           (386)           --           --       (1,452)       (1,337)      (5,028)
                                                  ------------    ----------   ----------   ----------    ----------   ----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........        352,240     1,135,276      432,865    1,488,327     1,721,811    1,044,090
                                                  ------------    ----------   ----------   ----------    ----------   ----------

      Net increase (decrease) in net assets ...       (626,930)      598,380    1,332,038      381,359        94,077    2,713,771

NET ASSETS:
    Beginning of year .........................      3,810,777     3,212,397    1,880,359    7,428,574     7,334,497    4,620,726
                                                  ------------    ----------   ----------   ----------    ----------   ----------
    End of year ...............................   $  3,183,847    $3,810,777   $3,212,397   $7,809,933    $7,428,574   $7,334,497
                                                  ============    ==========   ==========   ==========    ==========   ==========

                       See Notes to Financial Statements
                                      -58-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

     MFS TOTAL RETURN PORTFOLIO          PUTNAM DIVERSIFIED INCOME PORTFOLIO
------------------------------------   ---------------------------------------
   2001         2000         1999          2001          2000          1999
   ----         ----         ----          ----          ----          ----

$   46,424   $   35,338   $   27,619   $     2,528   $        (3)  $        --
    91,514       68,015      116,613        (1,584)           (3)           --

  (147,834)     186,487     (110,448)         (326)           (9)           --
----------   ----------   ----------   -----------   -----------   -----------

    (9,896)     289,840       33,784           618           (15)           --
----------   ----------   ----------   -----------   -----------   -----------

   461,757      255,187      349,714        19,929           169            --

   605,126      226,037      211,825        55,025           802            --
  (179,415)    (171,064)    (106,368)       (3,672)         (193)           --

   (65,814)    (403,724)    (229,586)         (807)           --            --
        --           --           --            --            --            --
----------   ----------   ----------   -----------   -----------   -----------

   821,654      (93,564)     225,585        70,475           778            --
----------   ----------   ----------   -----------   -----------   -----------

   811,758      196,276      259,369        71,093           763            --

 2,305,497    2,109,221    1,849,852           763            --            --
----------   ----------   ----------   -----------   -----------   -----------
$3,117,255   $2,305,497   $2,109,221   $    71,856   $       763   $        --
==========   ==========   ==========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -59-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                      SMITH BARNEY AGGRESSIVE GROWTH
                                                                 PORTFOLIO                   SMITH BARNEY HIGH INCOME PORTFOLIO
                                                  ---------------------------------------   -------------------------------------
                                                       2001          2000         1999         2001          2000         1999
                                                       ----          ----         ----         ----          ----         ----
OPERATIONS:
  Net investment income (loss) ................   $       (683)   $       --   $       --   $   56,678    $   39,558   $   50,239
  Realized gain (loss) ........................           (437)           --           --      (25,647)      (36,558)     (14,829)
  Change in unrealized gain (loss)
    on investments ............................          3,806            --           --      (56,539)      (47,909)     (21,616)
                                                  ------------    ----------   ----------   ----------    ----------   ----------

    Net increase (decrease) in net assets
      resulting from operations ...............          2,686            --           --      (25,508)      (44,909)      13,794
                                                  ------------    ----------   ----------   ----------    ----------   ----------

UNIT TRANSACTIONS:
  Participant purchase payments ...............        147,788            --           --      125,338        93,734       94,467
  Participant transfers from other
    Travelers accounts ........................        223,848            --           --      172,600        60,274      105,702
  Contract surrenders .........................        (14,179)           --           --      (69,049)     (430,357)     (49,330)
  Participant transfers to other
    Travelers accounts ........................         (5,376)           --           --      (33,946)      (25,320)    (138,279)
  Other payments to participants ..............             --            --           --           --            --           --
                                                  ------------    ----------   ----------   ----------    ----------   ----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........        352,081            --           --      194,943      (301,669)      12,560
                                                  ------------    ----------   ----------   ----------    ----------   ----------

      Net increase (decrease) in net assets ...        354,767            --           --      169,435      (346,578)      26,354

NET ASSETS:
    Beginning of year .........................             --            --           --      469,215       815,793      789,439
                                                  ------------    ----------   ----------   ----------    ----------   ----------
    End of year ...............................   $    354,767    $       --   $       --   $  638,650    $  469,215   $  815,793
                                                  ============    ==========   ==========   ==========    ==========   ==========

                       See Notes to Financial Statements
                                      -60-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

 SMITH BARNEY INTERNATIONAL ALL CAP
          GROWTH PORTFOLIO              SMITH BARNEY LARGE CAP VALUE PORTFOLIO
------------------------------------   ---------------------------------------
   2001         2000         1999          2001          2000          1999
   ----         ----         ----          ----          ----          ----
$       --   $       --   $       --   $     7,816   $     6,008   $     9,672
        (1)          --           --        50,436         9,540        (5,743)

        (6)          --           --      (208,199)      164,650      (166,792)
----------   ----------   ----------   -----------   -----------   -----------

        (7)          --           --      (149,947)      180,198      (162,863)
----------   ----------   ----------   -----------   -----------   -----------

       269           --           --       374,467       301,244       417,490

       576           --           --       270,793       167,309     1,290,167
       (52)          --           --      (267,391)     (217,730)     (145,106)

        --           --           --       (49,787)     (134,966)   (1,106,250)
        --           --           --            --            --            --
----------   ----------   ----------   -----------   -----------   -----------

       793           --           --       328,082       115,857       456,301
----------   ----------   ----------   -----------   -----------   -----------

       786           --           --       178,135       296,055       293,438

        --           --           --     1,625,901     1,329,846     1,036,408
----------   ----------   ----------   -----------   -----------   -----------
$      786   $       --   $       --   $ 1,804,036   $ 1,625,901   $ 1,329,846
==========   ==========   ==========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -61-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                     SMITH BARNEY LARGE CAPITALIZATION
                                                              GROWTH PORTFOLIO                    EMERGING GROWTH PORTFOLIO
                                                  ---------------------------------------   -------------------------------------
                                                       2001          2000         1999         2001          2000         1999
                                                       ----          ----         ----         ----          ----         ----
OPERATIONS:
  Net investment income (loss) ................   $     (1,529)   $     (178)  $       --   $      (45)   $       --   $       --
  Realized gain (loss) ........................         (3,109)         (285)          --          (39)           --           --
  Change in unrealized gain (loss)
    on investments ............................         (7,560)       (5,617)          --         (354)           --           --
                                                  ------------    ----------   ----------   ----------    ----------   ----------

    Net increase (decrease) in net assets
      resulting from operations ...............        (12,198)       (6,080)          --         (438)           --           --
                                                  ------------    ----------   ----------   ----------    ----------   ----------

UNIT TRANSACTIONS:
  Participant purchase payments ...............        114,956         8,365           --       13,229            --           --
  Participant transfers from other
    Travelers accounts ........................        186,304        94,962           --       10,952            --           --
  Contract surrenders .........................        (31,003)       (3,976)          --         (760)           --           --
  Participant transfers to other
    Travelers accounts ........................         (7,349)       (3,268)          --       (4,199)           --           --
  Other payments to participants ..............             --            --           --           --            --           --
                                                  ------------    ----------   ----------   ----------    ----------   ----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........        262,908        96,083           --       19,222            --           --
                                                  ------------    ----------   ----------   ----------    ----------   ----------

      Net increase (decrease) in net assets ...        250,710        90,003           --       18,784            --           --

NET ASSETS:

    Beginning of year .........................         90,003            --           --           --            --           --
                                                  ------------    ----------   ----------   ----------    ----------   ----------
    End of year ...............................   $    340,713    $   90,003   $       --   $   18,784    $       --   $       --
                                                  ============    ==========   ==========   ==========    ==========   ==========

                       See Notes to Financial Statements
                                      -62-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

      EQUITY-INCOME PORTFOLIO -
            INITIAL CLASS                 GROWTH PORTFOLIO - INITIAL CLASS
-------------------------------------  -------------------------------------
   2001          2000         1999          2001          2000          1999
   ----          ----         ----          ----          ----          ----
$    96,866  $   108,079  $    64,262  $  (102,883) $  (135,935) $   (87,068)
    495,013      688,620      535,299      749,663    2,660,142    1,830,135

 (1,208,363)    (177,895)    (108,569)  (4,042,191)  (4,982,429)   3,079,095
-----------  -----------  -----------  -----------  -----------  -----------

   (616,484)     618,804      490,992   (3,395,411)  (2,458,222)   4,822,162
-----------  -----------  -----------  -----------  -----------  -----------

  1,208,473    1,346,994    1,662,705    1,951,244    2,208,040    2,016,287

  1,125,578      549,316    1,509,824      559,700    1,942,978    2,428,944
 (1,132,525)  (1,333,650)  (1,071,048)  (1,581,530)  (1,811,286)  (1,572,248)

   (391,476)  (1,496,131)  (1,349,462)  (2,077,294)    (822,246)    (952,751)
    (23,730)      (1,507)     (10,330)     (14,902)      (1,802)     (35,273)
-----------  -----------  -----------  -----------  -----------  -----------

    786,320     (934,978)     741,689   (1,162,782)   1,515,684    1,884,959
-----------  -----------  -----------  -----------  -----------  -----------

    169,836     (316,174)   1,232,681   (4,558,193)    (942,538)   6,707,121

 10,686,295   11,002,469    9,769,788   18,433,647   19,376,185   12,669,064
-----------  -----------  -----------  -----------  -----------  -----------
$10,856,131  $10,686,295  $11,002,469  $13,875,454  $18,433,647  $19,376,185
===========  ===========  ===========  ===========  ===========  ===========

                       See Notes to Financial Statements
                                      -63-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                                                  ASSET MANAGER PORTFOLIO -
                                                   HIGH INCOME PORTFOLIO - INITIAL CLASS                INITIAL CLASS
                                                  ---------------------------------------   -------------------------------------
                                                       2001          2000         1999         2001          2000         1999
                                                       ----          ----         ----         ----          ----         ----
OPERATIONS:
  Net investment income (loss) ................   $    256,884    $  204,032   $  326,163   $  164,362    $  137,142   $  143,557
  Realized gain (loss) ........................       (293,494)     (164,732)     (63,183)       8,474       435,349      333,048
  Change in unrealized gain (loss)
    on investments ............................       (229,143)     (742,871)      18,295     (409,220)     (806,905)      62,025
                                                  ------------    ----------   ----------   ----------    ----------   ----------

    Net increase (decrease) in net assets
      resulting from operations ...............       (265,753)     (703,571)     281,275     (236,384)     (234,414)     538,630
                                                  ------------    ----------   ----------   ----------    ----------   ----------

UNIT TRANSACTIONS:
  Participant purchase payments ...............        361,177       457,515      495,575      487,150       534,593      677,119
  Participant transfers from other
    Travelers accounts ........................        198,349       109,683      135,586      171,308        71,029      110,106
  Contract surrenders .........................       (269,690)     (428,879)    (315,040)    (498,099)     (567,101)    (756,021)
  Participant transfers to other
    Travelers accounts ........................       (445,948)     (670,573)  (1,045,396)    (305,430)     (416,689)    (599,200)
  Other payments to participants ..............         (2,182)           --           --      (12,545)       (4,812)         (61)
                                                  ------------    ----------   ----------   ----------    ----------   ----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........       (158,294)     (532,254)    (729,275)    (157,616)     (382,980)    (568,057)
                                                  ------------    ----------   ----------   ----------    ----------   ----------

      Net increase (decrease) in net assets ...       (424,047)   (1,235,825)    (448,000)    (394,000)     (617,394)     (29,427)

NET ASSETS:
    Beginning of year .........................      2,227,302     3,463,127    3,911,127    4,865,731     5,483,125    5,512,552
                                                  ------------    ----------   ----------   ----------    ----------   ----------
    End of year ...............................   $  1,803,255    $2,227,302   $3,463,127   $4,471,731    $4,865,731   $5,483,125
                                                  ============    ==========   ==========   ==========    ==========   ==========

                       See Notes to Financial Statements
                                      -64-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

      CONTRAFUND(R) PORTFOLIO -
            SERVICE CLASS                              COMBINED
------------------------------------   ---------------------------------------
   2001         2000         1999          2001          2000          1999
   ----         ----         ----          ----          ----          ----

$     (115)  $       --   $       --   $ 1,041,474   $   979,581   $   764,261
       (82)          --           --     4,892,958     9,888,104     7,038,480

      (575)          --           --   (19,863,202)  (19,898,939)   12,710,696
----------   ----------   ----------   -----------   -----------   -----------

      (772)          --           --   (13,928,770)   (9,031,254)   20,513,437
----------   ----------   ----------   -----------   -----------   -----------

       250           --           --    23,150,974    23,140,642    20,657,234

    43,703           --           --    17,100,397    16,703,183    17,182,307
    (1,799)          --           --   (11,735,834)  (14,744,531)  (10,470,687)

       (30)          --           --   (18,365,699)  (17,206,558)  (18,399,253)
        --           --           --      (178,038)      (26,288)     (106,976)
----------   ----------   ----------   -----------   -----------   -----------

    42,124           --           --     9,971,800     7,866,448     8,862,625
----------   ----------   ----------   -----------   -----------   -----------

    41,352           --           --    (3,956,970)   (1,164,806)   29,376,062

        --           --           --   116,176,872   117,341,678    87,965,616
----------   ----------   ----------   -----------   -----------   -----------
$   41,352   $       --   $       --   $112,219,902  $116,176,872  $117,341,678
==========   ==========   ==========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -65-

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The  Travelers  Fund UL for Variable  Life  Insurance  ("Fund UL") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned  subsidiary  of  Citigroup  Inc.,  and is  available  for funding  certain variable life insurance contracts issued by The Travelers. Fund UL is registered under the  Investment  Company  Act of 1940,  as amended,  as a unit  investment trust.  The  Travelers  interest in the net assets of Fund UL was  $1,466,439 at
December 31, 2001.  Fund UL is comprised of InVest,  The  Travelers  MarketLife,
Travelers Variable  Survivorship Life, Travelers Variable  Survivorship Life II,
The  Travelers  Variable  Life  Accumulator  and  The  Travelers  Variable  Life
products.

Participant  premium  payments  applied to Fund UL are  invested  in one or more sub-accounts  in accordance with the selection made by the owner. As of December
31, 2001, the investments comprising Fund UL were:

  Capital Appreciation Fund, Massachusetts business trust, affiliate of The
    Travelers
  High Yield Bond Trust, Massachusetts business trust, affiliate of
    The Travelers
  Managed Assets Trust, Massachusetts business trust, affiliate of
    The Travelers
  Money Market Portfolio, Massachusetts business trust, affiliate of The Travelers
  Alliance Variable Product Series Fund, Inc., Maryland
    business trust
      Premier Growth Portfolio - Class B
  American Variable Insurance Series, Massachusetts business trust
      Global Growth Fund - Class 2
      Growth Fund - Class 2
      Growth-Income Fund - Class 2
  Ayco Series Trusts, Massachusetts business trust
      Ayco Large Cap Growth Fund I*
  CitiStreet Funds, Inc., Massachusetts business trust, affiliate of
    The Travelers (formerly American Odyssey Funds, Inc.)
      CitiStreet Diversified Bond Fund (formerly Long-term Bond Fund)
      CitiStreet International Stock Fund (formerly International Equity Fund)
      CitiStreet Large Company Stock Fund (formerly Core Equity Fund)
      CitiStreet Small Company Stock Fund (formerly Emerging Opportunities Fund)
  Credit Suisse Warburg Pincus Trust, Massachusetts business trust
    (formerly Warburg Pincus Trust)
      Credit Suisse Trust Emerging Markets Portfolio (formerly Emerging
        Markets Portfolio)
  Deutsche Asset Management VIT Funds, Massachusetts business trust
      EAFE(R) Equity Index Fund
      Small Cap Index Fund
  Dreyfus Stock Index Fund, Maryland business trust
  Dreyfus Variable Investment Fund, Maryland business trust
      Small Cap Portfolio - Initial Class
  Franklin Templeton Variable Insurance Products Trust, Massachusetts
    business trust
      Franklin Small Cap Fund - Class 2
      Templeton Asset Strategy Fund - Class 1
      Templeton Global Income Securities Fund - Class 1
      Templeton Growth Securities Fund - Class 1
  Greenwich Street Series Fund, Massachusetts business trust, affiliate of The Travelers
      Equity Index Portfolio - Class I Shares
      Fundamental Value Portfolio (formerly Total Return Portfolio)
  Janus Aspen Series, Delaware business trust
      Aggressive Growth Portfolio - Service Shares
      Global Technology Portfolio - Service Shares
      Worldwide Growth Portfolio - Service Shares
  PIMCO Variable Insurance Trust, Massachusetts business trust
      Total Return Bond Portfolio
  Putnam Variable Trust, Massachusetts business trust
      Putnam VT International Growth Fund - Class IB Shares
      Putnam VT Voyager II Fund - Class IB Shares*

                                      -66-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  The Travelers Series Trust, Massachusetts business trust, affiliate of
    The Travelers
      Convertible Bond Portfolio
      Equity Income Portfolio
      Large Cap Portfolio
      MFS Mid Cap Growth Portfolio
      U.S. Government Securities Portfolio
      Utilities Portfolio
      Zero Coupon Bond Fund Portfolio Series 2005
  Travelers Series Fund Inc., Maryland business trust, affiliate of
    The Travelers
      AIM Capital Appreciation Portfolio
      Alliance Growth Portfolio
      MFS Total Return Portfolio
      Putnam Diversified Income Portfolio
      Smith Barney Aggressive Growth Portfolio
      Smith Barney High Income Portfolio
      Smith Barney International All Cap Growth Portfolio
      Smith Barney Large Cap Value Portfolio
      Smith Barney Large Capitalization Growth Portfolio
  Van Kampen Life Investment Trust, Delaware business trust
      Emerging Growth Portfolio
  Variable Insurance Products Fund, Massachusetts business trust
      Equity-Income Portfolio - Initial Class
      Growth Portfolio - Initial Class
      High Income Portfolio - Initial Class
  Variable Insurance Products Fund II, Massachusetts business trust
      Asset Manager Portfolio - Initial Class
      Contrafund(R) Portfolio - Service Class

  * No assets for the period

Not all funds may be available in all states or to all contract owners.

Effective  April 27,  2001,  the assets of  Intermediate-Term  Bond of  American
Odyssey  Funds,  Inc. were  combined  with the assets of Long-Term  Bond Fund of
American Odyssey Funds, Inc. (currently the CitiStreet  Diversified Bond Fund of
CitiStreet  Funds,  Inc.).  At the  effective  date,  Fund UL held 294 shares of
Intermediate-Term  Bond  Fund  having  a  market  value of  $2,922,  which  were exchanged for 266 shares of CitiStreet Diversified Bond Fund equal in value.

Effective April 27, 2001, the assets of Global  High-Yield Bond Fund of American
Odyssey  Funds,  Inc. were  combined  with the assets of Long-Term  Bond Fund of
American Odyssey Funds, Inc. (currently the CitiStreet  Diversified Bond Fund of
CitiStreet  Funds,  Inc.).  At the  effective  date,  Fund UL held 411 shares of
Global  High-Yield  Bond  Fund  having a  market  value of  $3,262,  which  were exchanged for 297 shares of CitiStreet Diversified Bond Fund equal in value.

The  following  is a summary of  significant  accounting  policies  consistently followed by Fund UL in the preparation of its financial statements.

SECURITY  VALUATION.  Investments  are valued  daily at the net asset values per share of the underlying funds.

                                      -67-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date.  Income from  dividends and realized gain (loss)  distributions,  are recorded on the  ex-distribution  date.  In 2001,  net dividend  income and realized  gain  (loss)  distributions  were  disclosed  separately  as  net investment  income and realized  gain (loss) on the Statement of Changes in
     Net Assets.  Prior year  information has been  reclassified for comparative purposes.

     FEDERAL  INCOME TAXES.  The  operations of Fund UL form a part of the total operations of The Travelers and are not taxed separately.  The Travelers is taxed as a life insurance  company under the Internal Revenue Code of 1986, as amended (the "Code").  Under  existing  federal income tax law, no taxes are payable on the investment  income of Fund UL. Fund UL is not taxed as a
     "regulated investment company" under Subchapter M of the Code.

     FINANCIAL  HIGHLIGHTS.  In 2001,  Fund UL adopted the financial  highlights disclosure  recommended by the AICPA Audit Guide for Investment  Companies.
     It is comprised of the units,  unit values,  net assets,  investment income ratio,  expense  ratios and total  returns  for each  sub-account.  As each sub-account  offers  multiple  contract  charges,  certain  information  is provided  in  the  form  of  a  range.  In  certain  instances,  the  range information  may reflect  varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

     OTHER.   The  preparation  of  financial   statements  in  conformity  with
     accounting  principles  generally  accepted in the United States of America requires  management  to make  estimates  and  assumptions  that affect the reported  amounts of assets and  liabilities  and  disclosure of contingent assets and  liabilities  at the date of the  financial  statements  and the reported  amounts of revenues and  expenses  during the  reporting  period.
     Actual results could differ from those estimates.

2.  INVESTMENTS

     The aggregate  costs of purchases  and proceeds  from sales of  investments were $40,115,655 and $22,293,495, respectively, for the year ended December
     31,  2001.  Realized  gains and losses  from  investment  transactions  are reported on an average  cost  basis.  The cost of  investments  in eligible funds was $125,779,798 at December 31, 2001. Gross unrealized  appreciation for all  investments  at December 31, 2001 was $534,586.  Gross  unrealized depreciation for all investments at December 31, 2001 was $14,091,114.

3.  CONTRACT CHARGES

     Insurance  charges are paid for the  mortality and expense risks assumed by
     The  Travelers  and  administrative  charges  are paid  for  administrative expenses.  Each business day, The Travelers deducts a mortality and expense risk charge and, in some cases, an administrative expense charge, which are reflected in the calculation of unit values. The mortality and expense risk charge equals a maximum,  on an annual basis, of 0.85%, of the amounts held in each  variable  funding  option.  The  administrative  charge  equals  a maximum,  on an annual  basis,  0.10% of the amounts held in each  variable funding option.

     For Price I contracts (all InVest  contracts,  MarketLife  contracts issued prior to July 12, 1995,  and MarketLife  Contracts  issued on or after July
     12, 1995 where state  approval  for  Enhanced  MarketLife  had not yet been received),  the insurance charges are 0.60%.  Price II contracts are broken down into three categories: for all MarketLife Contracts issued on or after
     July 12, 1995,  and prior to May 1, 1998 where state  approval for Enhanced
     MarketLife has been received, the insurance charges are 0.80% for the first fifteen  policy years,  then 0.45%  thereafter;  for  MarketLife  Contracts issued  after May 1, 1998 in states that had  approved  the  mortality  and expense  reduction,  the insurance  charges are 0.80% for the first fifteen policy years, then 0.25% thereafter; and for all Variable Survivorship Life and Variable  Survivorship  Life II contracts,  the  insurance  charges are
     0.80% for the first fifteen policy years, then 0.35% thereafter.  For Price
     III contracts  (all Travelers  Variable Life  Accumulator  contracts),  the insurance  charges are 0.65% for the first fifteen policy years, then 0.20%
     thereafter. For Price IV contracts (all Travelers Variable Life contracts), the insurance  charges are 0.85% for the first fifteen  policy years,  then
     0.20% thereafter.

     The  Travelers  receives  contingent  surrender  charges on full or partial
     contract  surrenders.   Such  charges  are  computed  by  applying  various
     percentages to premiums and/or stated contract amounts (as described in the prospectus).  The  Travelers  received  $242,478,  $409,862 and $313,425 in satisfaction  of such  contingent  surrender  charges  for the years  ended
     December 31, 2001, 2000 and 1999, respectively.

                                      -68-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY

                                                         DECEMBER 31, 2001
                                                   -----------------------------

                                                               UNIT      NET
                                                     UNITS    VALUE     ASSETS
                                                   ---------  ------  ----------
Capital Appreciation Fund
  Price I .......................................  1,099,925  $3.792  $4,170,925
  Price II ......................................  2,197,208   3.720   8,172,825
  Price III .....................................    119,022   0.570      67,881
  Price IV ......................................     75,642   0.569      43,011

High Yield Bond Trust
  Price I .......................................     31,158   3.022      94,151

Managed Assets Trust
  Price I .......................................    599,426   3.402   2,039,452
  Price II ......................................    936,782   3.337   3,126,432
  Price III .....................................        351   0.903         317
  Price IV ......................................     50,924   0.901      45,861

Money Market Portfolio
  Price I .......................................    868,968   1.841   1,599,427
  Price II ......................................  2,666,844   1.805   4,814,990
  Price III .....................................    354,583   1.061     376,372
  Price IV ......................................    724,530   1.058     766,722

Alliance Variable Product Series Fund, Inc. .....
  Premier Growth Portfolio - Class B
    Price II ....................................         --   0.889          --
    Price III ...................................      3,352   0.874       2,928
    Price IV ....................................     13,248   0.872      11,555

American Variable Insurance Series
  Global Growth Fund - Class 2
    Price II ....................................         --   0.897          --
    Price III ...................................        828   0.890         737
    Price IV ....................................     15,449   0.889      13,726
  Growth Fund - Class 2
    Price II ....................................         --   0.875          --
    Price III ...................................      5,798   0.871       5,047
    Price IV ....................................     43,921   0.869      38,182
  Growth-Income Fund - Class 2
    Price II ....................................         --   0.961          --
    Price III ...................................      1,152   0.980       1,129
    Price IV ....................................     63,724   0.979      62,355

CitiStreet Funds, Inc. ..........................
  CitiStreet Diversified Bond Fund
    Price I .....................................     10,261   1.698      17,419
  CitiStreet International Stock Fund
    Price I .....................................     53,149   1.512      80,379
  CitiStreet Large Company Stock Fund
    Price I .....................................     31,000   1.788      55,422
  CitiStreet Small Company Stock Fund
    Price I .....................................    176,289   1.988     350,533

                                      -69-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                        DECEMBER 31, 2001
                                                 -------------------------------

                                                               UNIT      NET
                                                   UNITS      VALUE     ASSETS
                                                 ---------    -----    ---------
Credit Suisse Warburg Pincus Trust
  Credit Suisse Trust Emerging
  Markets Portfolio
    Price II ..................................         --   $0.876   $       --
    Price III .................................         --    0.893           --
    Price IV ..................................      5,990    0.892        5,341

Deutsche Asset Management VIT Funds
  EAFE(R) Equity Index Fund
    Price I ...................................     15,614    0.705       11,010
    Price II ..................................    311,967    0.700      218,455
    Price III .................................      1,252    0.663          831
    Price IV ..................................     41,884    0.661       27,705
  Small Cap Index Fund
    Price I ...................................     44,976    1.101       49,511
    Price II ..................................    201,855    1.093      220,600
    Price III .................................     14,147    0.951       13,455
    Price IV ..................................     33,625    0.948       31,885

Dreyfus Stock Index Fund
    Price I ...................................    645,612    2.649    1,710,468
    Price II ..................................  3,301,712    2.599    8,580,661
    Price III .................................    208,113    0.793      164,993
    Price IV ..................................     33,463    0.790       26,450

Dreyfus Variable Investment Fund
  Small Cap Portfolio - Initial Class
    Price II ..................................         --    0.971           --
    Price III .................................        678    0.974          661
    Price IV ..................................     22,621    0.973       22,011

Franklin Templeton Variable Insurance
Products Trust
  Franklin Small Cap Fund - Class 2
    Price II ..................................         --    0.934           --
    Price III .................................      2,523    0.943        2,380
    Price IV ..................................     15,954    0.942       15,030
  Templeton Asset Strategy Fund - Class 1
    Price I ...................................  1,298,465    1.808    2,347,773
    Price II ..................................    922,305    1.774    1,635,813
  Templeton Global Income Securities Fund -
  Class 1
    Price I ...................................    124,490    1.268      157,816
    Price II ..................................    296,430    1.244      368,618
  Templeton Growth Securities Fund - Class 1
    Price I ...................................  2,204,059    2.195    4,838,196
    Price II ..................................  2,788,255    2.153    6,003,857
    Price III .................................        365    1.020          373
    Price IV ..................................      6,410    1.017        6,521

                                      -70-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                        DECEMBER 31, 2001
                                                 -------------------------------

                                                               UNIT      NET
                                                   UNITS      VALUE     ASSETS
                                                 ---------    -----    ---------
Greenwich Street Series Fund
  Equity Index Portfolio - Class I Shares
    Price I ....................................     3,204   $0.874   $    2,801
    Price II ...................................   289,802    0.868      251,495
    Price III ..................................     6,920    0.795        5,499
    Price IV ................................... 3,025,049    0.792    2,396,401
  Fundamental Value Portfolio
    Price I ....................................   155,264    2.138      332,024
    Price II ................................... 1,019,257    2.099    2,139,850
    Price III ..................................   177,811    1.059      188,228
    Price IV ...................................   308,991    1.055      326,102

Janus Aspen Series
  Aggressive Growth Portfolio - Service Shares
    Price I ....................................   122,844    0.406       49,928
    Price II ...................................   323,461    0.405      130,926
    Price III ..................................    10,661    0.399        4,253
    Price IV ...................................    28,081    0.398       11,168
  Global Technology Portfolio - Service Shares
    Price I ....................................    87,853    0.420       36,923
    Price II ...................................   104,434    0.419       43,713
    Price III ..................................        --    0.415           --
    Price IV ...................................    15,512    0.414        6,421
  Worldwide Growth Portfolio - Service Shares
    Price I ....................................    73,185    0.617       45,123
    Price II ...................................   342,118    0.614      210,079
    Price III ..................................    10,818    0.630        6,818
    Price IV ...................................    60,617    0.628       38,084

PIMCO Variable Insurance Trust
  Total Return Bond Portfolio
    Price II ...................................        --    1.046           --
    Price III ..................................     4,905    1.060        5,201
    Price IV ...................................    70,264    1.059       74,403

Putnam Variable Trust
  Putnam VT International Growth Fund -
  Class IB Shares
    Price II ...................................        --    0.901           --
    Price III ..................................       298    0.868          258
    Price IV ...................................     4,564    0.867        3,956

The Travelers Series Trust
  Convertible Bond Portfolio
    Price II ...................................        --    0.960           --
    Price III ..................................       715    0.953          682
    Price IV ...................................     5,889    0.952        5,607

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                        DECEMBER 31, 2001
                                                 -------------------------------

                                                               UNIT      NET
                                                   UNITS      VALUE     ASSETS
                                                 ---------    -----    ---------
The Travelers Series Trust (continued)
  Equity Income Portfolio
    Price II ...................................        --   $0.941   $       --
    Price III ..................................    40,125    0.952       38,182
    Price IV ...................................    94,498    0.950       89,802
  Large Cap Portfolio
    Price II ...................................        --    0.884           --
    Price III ..................................        20    0.886           18
    Price IV ...................................    13,940    0.885       12,332
  MFS Mid Cap Growth Portfolio
    Price II ...................................        --    0.794           --
    Price III ..................................     2,263    0.789        1,786
    Price IV ...................................    40,398    0.788       31,838
  U.S. Government Securities Portfolio
    Price I ....................................   203,555    1.624      330,510
    Price II ................................... 1,169,705    1.593    1,862,997
    Price III ..................................    67,220    1.147       77,127
    Price IV ...................................    69,454    1.144       79,449
  Utilities Portfolio
    Price I ....................................    90,319    1.873      169,172
    Price II ...................................   101,039    1.837      185,639
  Zero Coupon Bond Fund Portfolio Series 2005
    Price I .................................... 1,060,549    1.466    1,555,247
    Price II ...................................   448,580    1.439      645,655
    Price III ..................................        --    1.149           --
    Price IV ...................................    15,250    1.145       17,463

Travelers Series Fund Inc. .....................
  AIM Capital Appreciation Portfolio
    Price I ....................................   241,368    1.325      319,745
    Price II ................................... 2,166,510    1.302    2,820,071
    Price III ..................................    10,262    0.619        6,349
    Price IV ...................................    61,092    0.617       37,682
  Alliance Growth Portfolio
    Price I ....................................   432,936    2.031      879,300
    Price II ................................... 3,341,418    1.993    6,657,876
    Price III ..................................   224,172    0.716      160,500
    Price IV ...................................   157,269    0.714      112,257
  MFS Total Return Portfolio
    Price I ....................................   195,160    1.945      379,633
    Price II ................................... 1,179,555    1.909    2,251,324
    Price III ..................................   160,494    1.120      179,831
    Price IV ...................................   274,343    1.117      306,467

                                      -72-

                   NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                        DECEMBER 31, 2001
                                                   -----------------------------

                                                               UNIT       NET
                                                    UNITS     VALUE      ASSETS
                                                   -------    -----      -------
Travelers Series Fund Inc. (continued)
  Putnam Diversified Income Portfolio
    Price I ..................................          --   $1.037   $       --
    Price II .................................      35,165    1.031       36,245
    Price III ................................         918    1.024          940
    Price IV .................................      33,974    1.021       34,671
  Smith Barney Aggressive Growth Portfolio
    Price II .................................       4,354    0.916        3,990
    Price III ................................     212,393    0.959      203,580
    Price IV .................................     153,778    0.957      147,197
  Smith Barney High Income Portfolio
    Price I ..................................      17,027    1.125       19,163
    Price II .................................     451,220    1.106      498,823
    Price III ................................      38,137    0.887       33,817
    Price IV .................................      98,241    0.884       86,847
  Smith Barney International All Cap
  Growth Portfolio
    Price II .................................          --    0.831           --
    Price III ................................         414    0.793          329
    Price IV .................................         577    0.792          457
  Smith Barney Large Cap Value Portfolio
    Price I ..................................      92,441    1.783      164,836
    Price II .................................     823,470    1.750    1,441,389
    Price III ................................      73,869    1.024       75,670
    Price IV .................................     119,598    1.021      122,141
  Smith Barney Large Capitalization
  Growth Portfolio
    Price I ..................................      47,218    0.760       35,865
    Price II .................................     231,386    0.756      175,038
    Price III ................................       7,623    0.763        5,817
    Price IV .................................     162,986    0.761      123,993

Van Kampen Life Investment Trust
  Emerging Growth Portfolio
    Price II .................................          --    0.849           --
    Price III ................................       4,797    0.828        3,970
    Price IV .................................      17,926    0.826       14,814

Variable Insurance Products Fund
  Equity-Income Portfolio - Initial Class
    Price I ..................................   2,142,994    2.365    5,069,113
    Price II .................................   2,464,676    2.320    5,718,819
    Price III ................................      37,428    1.035       38,748
    Price IV .................................      28,534    1.032       29,451
  Growth Portfolio - Initial Class
    Price I ..................................   2,474,572    2.523    6,243,326
    Price II .................................   3,041,961    2.475    7,528,257
    Price III ................................     101,676    0.699       71,029
    Price IV .................................      47,156    0.696       32,842

                                      -73-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                        DECEMBER 31, 2001
                                                   -----------------------------

                                                               UNIT       NET
                                                    UNITS     VALUE      ASSETS
                                                   -------    -----      -------
Variable Insurance Products Fund (continued)
  High Income Portfolio - Initial Class
    Price I ..................................   794,638   $1.048   $    832,377
    Price II .................................   940,827    1.028        966,701
    Price III ................................        --    0.711             --
    Price IV .................................     5,895    0.709          4,177

Variable Insurance Products Fund II
  Asset Manager Portfolio - Initial Class

    Price I .................................. 1,962,790    1.678      3,294,437
    Price II .................................   664,642    1.646      1,094,272
    Price III ................................    77,222    0.915         70,687
    Price IV .................................    13,516    0.913         12,335
  Contrafund(R) Portfolio - Service Class

    Price II .................................        --    0.946             --
    Price III ................................    31,424    0.957         30,086
    Price IV .................................    11,783    0.956         11,266
                                                                    ------------
Net Contract Owners' Equity ..................                      $112,219,902
                                                                    ============

                                      -74-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.   STATEMENT OF INVESTMENTS

                                                                    FOR THE YEAR ENDED DECEMBER 31, 2001
                                                            ---------------------------------------------------
INVESTMENTS                                                   NO. OF        MARKET       COST OF       PROCEEDS
                                                              SHARES        VALUE       PURCHASES     FROM SALES
                                                            ---------     ---------     ---------     ---------
INVESTMENTS
  CAPITAL APPRECIATION FUND (11.1%)
      Total (Cost $13,853,585)                                206,558    $12,455,470   $2,456,264    $3,245,119
                                                            ---------     ---------     ---------     ---------
  HIGH YIELD BOND TRUST (0.1%)
      Total (Cost $97,154)                                     10,415        94,155        12,769         6,975
                                                            ---------     ---------     ---------     ---------
  MANAGED ASSETS TRUST (4.7%)
      Total (Cost $6,111,266)                                 335,203     5,212,399       715,517       600,430
                                                            ---------     ---------     ---------     ---------

  MONEY MARKET PORTFOLIO (6.7%)
      Total (Cost $7,554,023)                               7,554,023     7,554,023     8,810,166     6,856,093
                                                            ---------     ---------     ---------     ---------

  ALLIANCE VARIABLE PRODUCT SERIES FUND, INC. (0.0%)
    Premier Growth Portfolio - Class B
      Total (Cost $14,458)                                        579        14,484        15,679         1,144
                                                            ---------     ---------     ---------     ---------
  AMERICAN VARIABLE INSURANCE SERIES (0.1%)
    Global Growth Fund - Class 2 (Cost $14,239)                 1,081        14,464        45,539        28,423
    Growth Fund - Class 2 (Cost $41,908)                          981        43,232        47,521         4,832
    Growth-Income Fund - Class 2 (Cost $62,101)                 2,010        63,489        66,015         4,024
                                                            ---------     ---------     ---------     ---------
      Total (Cost $118,248)                                     4,072       121,185       159,075        37,279
                                                            ---------     ---------     ---------     ---------
  CITISTREET FUNDS, INC. (0.5%)
    CitiStreet Diversified Bond Fund (Cost $17,073)             1,575        17,420         8,101           274
    CitiStreet International Stock Fund (Cost $98,492)          6,456        80,383        30,372        66,319
    CitiStreet Large Company Stock Fund (Cost $78,845)          5,062        55,425        11,098         9,695
    CitiStreet Small Company Stock Fund (Cost $409,254)        31,077       350,550       155,352        54,645
    Global High-Yield Bond Fund (Cost $0)                          --            --           459         3,288
    Intermediate-Term Bond Fund (Cost $0)                          --            --           357         2,934
                                                            ---------     ---------     ---------     ---------
      Total (Cost $603,664)                                    44,170       503,778       205,739       137,155
                                                            ---------     ---------     ---------     ---------
  CREDIT SUISSE WARBURG PINCUS TRUST (0.0%)
    Credit Suisse Trust Emerging Markets Portfolio
      Total (Cost $4,973)                                         634         5,341         5,258           302
                                                            ---------     ---------     ---------     ---------

  DEUTSCHE ASSET MANAGEMENT VIT FUNDS (0.5%)
    EAFE(R)Equity Index Fund (Cost $298,702)                   30,753       258,020       235,576        67,082
    Small Cap Index Fund (Cost $326,786)                       29,401       315,471       234,339        34,147
                                                            ---------     ---------     ---------     ---------
      Total (Cost $625,488)                                    60,154       573,491       469,915       101,229
                                                            ---------     ---------     ---------     ---------
  DREYFUS STOCK INDEX FUND (9.3%)
      Total (Cost $11,142,974)                                357,061    10,483,309     2,589,430     1,595,548
                                                            ---------     ---------     ---------     ---------
  DREYFUS VARIABLE INVESTMENT FUND (0.0%)
    Small Cap Portfolio - Initial Class
      Total (Cost $23,935)                                        645        22,673        25,731         1,653
                                                            ---------     ---------     ---------     ---------

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

     5.   STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                   FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                        --------------------------------------------------------
                                                                           NO. OF        MARKET         COST OF        PROCEEDS
                                                                           SHARES         VALUE        PURCHASES      FROM SALES
                                                                        -----------    -----------    -----------    -----------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (13.7%)
  Franklin Small Cap Fund - Class 2 (Cost $16,294)                              975    $    17,411    $    16,644    $       353
  Templeton Asset Strategy Fund - Class 1 (Cost $4,967,117)                 256,855      3,983,822        736,028        546,838
  Templeton Global Income Securities Fund - Class 1 (Cost $555,446)          46,222        526,469         79,539         58,511
  Templeton Growth Securities Fund - Class 1 (Cost $12,735,726)             978,325     10,849,629      3,923,194      1,450,400
                                                                        -----------    -----------    -----------    -----------
    Total (Cost $18,274,583)                                              1,282,377     15,377,331      4,755,405      2,056,102
                                                                        -----------    -----------    -----------    -----------

GREENWICH STREET SERIES FUND (5.0%)
  Equity Index Portfolio - Class I Shares (Cost $2,552,240)                  94,165      2,656,385      2,495,358         74,850
  Fundamental Value Portfolio (Cost $2,949,786)                             156,521      2,986,411      1,593,789         88,211
                                                                        -----------    -----------    -----------    -----------
    Total (Cost $5,502,026)                                                 250,686      5,642,796      4,089,147        163,061
                                                                        -----------    -----------    -----------    -----------

JANUS ASPEN SERIES (0.5%)
  Aggressive Growth Portfolio - Service Shares (Cost $273,461)                9,033        196,288        153,006         32,863
  Global Technology Portfolio - Service Shares (Cost $119,442)               21,339         87,063         88,532         25,403
  Worldwide Growth Portfolio - Service Shares (Cost $379,325)                10,575        300,125        228,933         61,423
                                                                        -----------    -----------    -----------    -----------
    Total (Cost $772,228)                                                    40,947        583,476        470,471        119,689
                                                                        -----------    -----------    -----------    -----------

PIMCO VARIABLE INSURANCE TRUST (0.1%)
  Total Return Bond Portfolio
    Total (Cost $80,867)                                                      8,049         79,610         93,791         13,077
                                                                        -----------    -----------    -----------    -----------

PUTNAM VARIABLE TRUST (0.0%)
  Putnam VT International Growth Fund - Class IB Shares
    Total (Cost $4,080)                                                         341          4,214          4,393            321
                                                                        -----------    -----------    -----------    -----------

THE TRAVELERS SERIES TRUST (4.6%)
  Convertible Bond Portfolio (Cost $6,344)                                      556          6,289         15,543          8,417
  Equity Income Portfolio (Cost $127,586)                                     8,538        127,992        132,323          4,671
  Large Cap Portfolio (Cost $12,361)                                            894         12,351         16,297          4,008
  MFS Mid Cap Growth Portfolio (Cost $35,155)                                 3,428         33,626         36,977          1,458
  U.S. Government Securities Portfolio (Cost $2,262,533)                    188,926      2,350,245        776,157      1,158,410
  Utilities Portfolio (Cost $417,026)                                        25,583        354,833        208,222        144,694
  Zero Coupon Bond Fund Portfolio Series 2005 (Cost $2,029,867)             188,327      2,218,490        588,507        153,232
                                                                        -----------    -----------    -----------    -----------
    Total (Cost $4,890,872)                                                 416,252      5,103,826      1,774,026      1,474,890
                                                                        -----------    -----------    -----------    -----------

TRAVELERS SERIES FUND INC. (15.4%)
  AIM Capital Appreciation Portfolio (Cost $4,460,159)                      311,554      3,184,082      1,634,424        406,480
  Alliance Growth Portfolio (Cost $9,807,533)                               423,333      7,810,487      3,079,137        573,990
  MFS Total Return Portfolio (Cost $3,038,601)                              186,899      3,117,471      1,071,799        117,180
  Putnam Diversified Income Portfolio (Cost $72,196)                          7,165         71,861        104,406         31,380
  Smith Barney Aggressive Growth Portfolio (Cost $350,982)                   26,437        354,788        365,064         13,645
  Smith Barney High Income Portfolio (Cost $801,767)                         74,614        638,696        353,724        102,122
  Smith Barney International All Cap Growth Portfolio (Cost $792)                66            786            817             24
  Smith Barney Large Cap Value Portfolio (Cost $1,917,805)                   97,050      1,804,163        594,518        201,214
  Smith Barney Large Capitalization Growth Portfolio (Cost $353,915)         26,211        340,737        294,958         33,587
                                                                        -----------    -----------    -----------    -----------
    Total (Cost $20,803,750)                                              1,153,329     17,323,071      7,498,847      1,479,622
                                                                        -----------    -----------    -----------    -----------

                                      -76-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.   STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                    FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                        ------------------------------------------------------------
                                                                           NO. OF          MARKET         COST OF         PROCEEDS
                                                                           SHARES          VALUE         PURCHASES       FROM SALES
                                                                        ------------    ------------    ------------    ------------
   VAN KAMPEN LIFE INVESTMENT TRUST (0.0%)
      Emerging Growth Portfolio
         Total (Cost $19,140)                                                    662    $     18,785    $     19,786    $        607
                                                                        ------------    ------------    ------------    ------------
   VARIABLE INSURANCE PRODUCTS FUND (23.7%)
      Equity-Income Portfolio - Initial Class (Cost $10,827,342)             477,222      10,856,811       2,195,705         813,186
      Growth Portfolio - Initial Class (Cost $16,543,380)                    412,863      13,876,339       2,393,667       2,460,695
      High Income Portfolio - Initial Class (Cost $2,981,201)                281,337       1,803,368         642,244         540,590
                                                                        ------------    ------------    ------------    ------------
         Total (Cost $30,351,923)                                          1,171,422      26,536,518       5,231,616       3,814,471
                                                                        ------------    ------------    ------------    ------------
   VARIABLE INSURANCE PRODUCTS FUND II (4.0%)
      Asset Manager Portfolio - Initial Class (Cost $4,888,631)              308,200       4,471,980         669,080         587,190
      Contrafund(R)Portfolio - Service Class (Cost $41,930)                    2,062          41,355          43,550           1,538
                                                                        ------------    ------------    ------------    ------------
         Total (Cost $4,930,561)                                             310,262       4,513,335         712,630         588,728
                                                                        ------------    ------------    ------------    ------------
TOTAL INVESTMENTS (100%)
   (Cost $125,779,798)                                                                  $112,223,270    $ 40,115,655    $ 22,293,495
                                                                                        ============    ============    ============

                                      -77-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.   FINANCIAL HIGHLIGHTS

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2001
                                                -----------------------------------------------------------------------------------
                                                          UNIT VALUE                INVESTMENT    EXPENSE          TOTAL RETURN
                                                UNITS      LOWEST TO     NET ASSETS   INCOME    RATIO LOWEST          LOWEST
                                                (000S)      HIGHEST        (000S)      RATIO     TO HIGHEST         TO HIGHEST*
                                                -----   ---------------  ---------- ---------- --------------    ------------------
CAPITAL APPRECIATION FUND                       3,492   $0.569 to 3.792   $12,455      0.48%   0.60% to 0.90%    (26.74%) to (7.77%)
HIGH YIELD BOND TRUST                              31             3.022        94      6.04%            0.60%                 8.90%
MANAGED ASSETS TRUST                            1,587    0.901 to 3.402     5,212      2.64%   0.60% to 0.90%     (5.95%) to (2.27%)
MONEY MARKET PORTFOLIO                          4,615    1.058 to 1.841     7,558      3.59%   0.60% to 0.90%        2.12% to 3.20%
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
  Premier Growth Portfolio - Class B               17    0.872 to 0.874        14        --    0.65% to 0.85%    (13.32%) to (4.17%)
AMERICAN VARIABLE INSURANCE SERIES
  Global Growth Fund - Class 2                     16    0.889 to 0.890        14        --    0.65% to 0.85%     (2.09%) to (1.87%)
  Growth Fund - Class 2                            50    0.869 to 0.871        43        --    0.65% to 0.85%      (5.23%) to 2.11%
  Growth-Income Fund - Class 2                     65    0.979 to 0.980        63        --    0.65% to 0.85%     (4.11%) to (2.68%)
CITISTREET FUNDS, INC
  CitiStreet Diversified Bond Fund                 10             1.698        17      4.25%            0.60%                 6.26%
  CitiStreet International Stock Fund              53             1.512        80      1.03%            0.60%               (21.94%)
  CitiStreet Large Company Stock Fund              31             1.788        55      0.84%            0.60%               (16.25%)
  CitiStreet Small Company Stock Fund             176             1.988       351      0.04%            0.60%                 0.96%
CREDIT SUISSE WARBURG PINCUS TRUST
  Credit Suisse Trust Emerging
    Markets Portfolio                               6           0.892 5        --      0.85%              --                 18.62%
DEUTSCHE ASSET MANAGEMENT VIT FUNDS
  EAFE(R)Equity Index Fund                        371    0.661 to 0.705       258        --    0.60% to 0.90%    (25.37%) to (6.11%)
  Small Cap Index Fund                            295    0.948 to 1.101       315      0.89%   0.60% to 0.90%      (3.66%) to 1.47%
DREYFUS STOCK INDEX FUND                        4,189    0.790 to 2.649    10,483      1.09%   0.60% to 0.90%     (12.96%) to 2.59%
DREYFUS VARIABLE INVESTMENT FUND
  Small Cap Portfolio                              23    0.973 to 0.974        23      0.41%   0.65% to 0.85%        0.93% to 3.51%
FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST
  Franklin Small Cap Fund - Class 2                18    0.942 to 0.943        17        --    0.65% to 0.85%        0.86% to 5.37%
  Templeton Asset Strategy Fund - Class 1       2,221    1.744 to 1.808     3,984      1.44%   0.60% to 0.90%   (10.49%) to (10.27%)
  Templeton Global Income Securities
    Fund - Class 1                                421    1.244 to 1.268       526      3.60%   0.60% to 0.90%        1.63% to 1.93%
  Templeton Growth Securities Fund -
    Class 1                                     4,999    1.017 to 2.195    10,849      2.00%   0.60% to 0.90%     (1.87%) to (0.39%)
GREENWICH STREET SERIES FUND
  Equity Index Portfolio - Class I Shares       3,325    0.792 to 0.874     2,656      0.30%   0.60% to 0.90%     (12.94%) to 0.13%
  Fundamental Value Portfolio                   1,661    1.055 to 2.138     2,986      0.69%   0.60% to 0.90%     (6.86%) to (1.77%)
JANUS ASPEN SERIES
  Aggressive Growth Portfolio -
    Service Shares                                485    0.398 to 0.406       196        --    0.60% to 0.90%   (41.15%) to (31.73%)
  Global Technology Portfolio -
    Service Shares                                208    0.414 to 0.420        87      0.62%   0.60% to 0.90%   (37.83%) to (28.13%)
  Worldwide Growth Portfolio -
    Service Shares                                487    0.614 to 0.630       300      0.29%   0.60% to 0.90%    (23.35%) to (8.19%)
PIMCO VARIABLE INSURANCE TRUST
   Total Return Bond Portfolio                     75    1.059 to 1.060        80      1.95%   0.65% to 0.85%        2.32% to 5.05%

                                      -78-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2001
                                                -----------------------------------------------------------------------------------
                                                          UNIT VALUE                INVESTMENT    EXPENSE          TOTAL RETURN
                                                UNITS      LOWEST TO     NET ASSETS   INCOME    RATIO LOWEST          LOWEST
                                                (000S)      HIGHEST        (000S)      RATIO     TO HIGHEST         TO HIGHEST*
                                                -----   ---------------  ---------- ---------- --------------    ------------------
PUTNAM VARIABLE TRUST
  Putnam VT International Growth Fund -
    Class IB Shares                                 5   $0.867 to 0.868   $     4        --    0.65% to 0.85%       5.25%) to 1.88%
THE TRAVELERS SERIES TRUST
  Convertible Bond Portfolio                        7    0.952 to 0.953         6      4.57%   0.65% to 0.85%     (1.14%) to (1.04%)
  Equity Income Portfolio                         135    0.950 to 0.952       128      2.99%   0.65% to 0.85%     (7.41%) to (2.66%)
  Large Cap Portfolio                              14    0.885 to 0.886        12      1.23%   0.65% to 0.85%        0.45% to 4.00%
  MFS Mid Cap Growth Portfolio                     43    0.788 to 0.789        34        --    0.65% to 0.85%    (11.76%) to (9.83%)
  U.S. Government Securities Portfolio          1,510    1.144 to 1.624     2,350      4.05%   0.60% to 0.90%        4.09% to 5.18%
  Utilities Portfolio                             191    1.837 to 1.873       355      1.82%   0.60% to 0.90%   (23.71%) to (23.46%)
  Zero Coupon Bond Fund Portfolio Series 2005   1,524    1.145 to 1.466     2,218      4.18%   0.60% to 0.90%        3.43% to 5.77%
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation Portfolio            2,479    0.617 to 1.325     3,184        --    0.60% to 0.90%    (24.43%) to (4.33%)
  Alliance Growth Portfolio                     4,156    0.714 to 2.031     7,810      0.19%   0.60% to 0.90%    (14.13%) to (4.53%)
  MFS Total Return Portfolio                    1,810    1.117 to 1.945     3,117      2.66%   0.60% to 0.90%      (0.88%) to 3.13%
  Putnam Diversified Income Portfolio              70    1.021 to 1.031        72     13.78%   0.65% to 0.90%        2.20% to 3.31%
  Smith Barney Aggressive Growth Portfolio        371    0.916 to 0.959       355        --    0.65% to 0.90%      (8.84%) to 0.11%
  Smith Barney High Income Portfolio              605    0.884 to 1.125       639     11.78%   0.60% to 0.90%    (11.95%) to (4.34%)
  Smith Barney International All
    Cap Growth Portfolio                            1    0.792 to 0.793         1        --    0.65% to 0.85%      (6.04%) to 1.54%
  Smith Barney Large Cap Value Portfolio        1,109    1.021 to 1.783     1,804      1.34%   0.60% to 0.90%     (9.00%) to (1.16%)
  Smith Barney Large Capitalization
    Growth Portfolio                              449    0.756 to 0.763       341        --    0.60% to 0.90%     (13.40%) to 2.56%
VAN KAMPEN LIFE INVESTMENT TRUST
  Emerging Growth Portfolio                        23    0.826 to 0.828        19        --    0.65% to 0.85%      (8.93%) to 8.66%
VARIABLE INSURANCE PRODUCTS FUND
  Equity-Income Portfolio - Initial Class       4,674    1.032 to 2.365    10,856      1.69%   0.60% to 0.90%     (6.69%) to (0.58%)
  Growth Portfolio - Initial Class              5,665    0.696 to 2.523    13,875      0.08%   0.60% to 0.90%    (18.40%) to (4.90%)
  High Income Portfolio - Initial Class         1,741    0.709 to 1.048     1,803     13.36%   0.60% to 0.90%    (12.51%) to (7.32%)
VARIABLE INSURANCE PRODUCTS FUND II
  Asset Manager Portfolio - Initial Class       2,718    0.913 to 1.678     4,472      4.27%   0.60% to 0.90%      (4.97%) to 1.33%
  Contrafund(R)Portfolio - Service Class           43    0.956 to 0.957        41        --    0.65% to 0.85%     (1.85%) to (1.85%)

* Total  return  lowest and  highest  range  displayed  is  calculated  from the beginning  of the fiscal year to the end of the fiscal year except  where a unit value  inception date occurred  during the course of the current fiscal year. In this case, the inception date unit value is used in the computation.

                                      -79-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF UNITS FOR FUND UL
     FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                 CAPITAL APPRECIATION FUND                   HIGH YIELD BOND TRUST
                                           --------------------------------------    --------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................    3,548,576     2,860,264     2,947,093        30,916        74,111        80,415
Units purchased and transferred from
  other Travelers accounts .............      965,022     1,120,954       928,298         3,569         6,790        49,896
Units redeemed and transferred to
  other Travelers accounts .............   (1,021,801)     (432,642)   (1,015,127)       (3,327)      (49,985)      (56,200)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................    3,491,797     3,548,576     2,860,264        31,158        30,916        74,111
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                                    MANAGED ASSETS TRUST                     MONEY MARKET PORTFOLIO
                                           --------------------------------------    --------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................    1,639,071     1,003,809       811,671     3,206,545     4,734,641     1,869,424
Units purchased and transferred from
  other Travelers accounts .............      196,867       850,776       340,535     7,886,635     4,354,627     6,112,593
Units redeemed and transferred to
  other Travelers accounts .............     (248,455)     (215,514)     (148,397)   (6,478,255)   (5,882,723)   (3,247,376)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................    1,587,483     1,639,071     1,003,809     4,614,925     3,206,545     4,734,641
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                             PREMIER GROWTH PORTFOLIO - CLASS B           GLOBAL GROWTH FUND - CLASS 2
                                           --------------------------------------    --------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................           --            --            --            --            --            --
Units purchased and transferred from
  other Travelers accounts .............       18,385            --            --        51,957            --            --
Units redeemed and transferred to
  other Travelers accounts .............       (1,785)           --            --       (35,680)           --            --
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................       16,600            --            --        16,277            --            --
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                                    GROWTH FUND - CLASS 2                 GROWTH-INCOME FUND - CLASS 2
                                           --------------------------------------    --------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................           --            --            --            --            --            --
Units purchased and transferred from
  other Travelers accounts .............       57,359            --            --        70,629            --            --
Units redeemed and transferred to
  other Travelers accounts .............       (7,640)           --            --        (5,753)           --            --
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................       49,719            --            --        64,876            --            --
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                      -80-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF UNITS FOR FUND UL
     FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 (CONTINUED)

                                           CITISTREET DIVERSIFIED BOND FUND           CITISTREET INTERNATIONAL STOCK FUND
                                           --------------------------------------    --------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................        5,803         5,985         7,329        84,847        82,315        79,390
Units purchased and transferred from
  other Travelers accounts .............        4,781           713           812         9,885        10,129        12,044
Units redeemed and transferred to
  other Travelers accounts .............         (323)         (895)       (2,156)      (41,583)       (7,597)       (9,119)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................       10,261         5,803         5,985        53,149        84,847        82,315
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                             CITISTREET LARGE COMPANY STOCK FUND      CITISTREET SMALL COMPANY STOCK FUND
                                           --------------------------------------    --------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................       32,573        31,434        30,336       184,328       182,999       191,574
Units purchased and transferred from
  other Travelers accounts .............        4,212         3,055         3,053        24,653        23,164        33,112
Units redeemed and transferred to
  other Travelers accounts .............       (5,785)       (1,916)       (1,955)      (32,692)      (21,835)      (41,687)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................       31,000        32,573        31,434       176,289       184,328       182,999
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                                GLOBAL HIGH-YIELD BOND FUND               INTERMEDIATE-TERM BOND FUND
                                           --------------------------------------    --------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................        2,626         2,662         2,703         2,039         1,732         1,415
Units purchased and transferred from
  other Travelers accounts .............           25            79            64            90           379           389
Units redeemed and transferred to
  other Travelers accounts .............       (2,651)         (115)         (105)       (2,129)          (72)          (72)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................           --         2,626         2,662            --         2,039         1,732
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                                     CREDIT SUISSE TRUST
                                                 EMERGING MARKETS PORTFOLIO                 EAFE(R)EQUITY INDEX FUND
                                           --------------------------------------    --------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................           --            --            --       138,523         5,249            --
Units purchased and transferred from
  other Travelers accounts .............        6,606            --            --       321,917       161,887         5,371
Units redeemed and transferred to
  other Travelers accounts .............         (616)           --            --       (89,723)      (28,613)         (122)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................        5,990            --            --       370,717       138,523         5,249
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                      -81-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF UNITS FOR FUND UL
     FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 (CONTINUED)

                                                    SMALL CAP INDEX FUND                    DREYFUS STOCK INDEX FUND
                                           --------------------------------------    --------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................      111,714         5,618            --     3,695,829     2,964,750     2,207,470
Units purchased and transferred from
  other Travelers accounts .............      234,785       141,205         6,057     1,501,846     1,411,166     1,283,679
Units redeemed and transferred to
  other Travelers accounts .............      (51,896)      (35,109)         (439)   (1,008,775)     (680,087)     (526,399)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................      294,603       111,714         5,618     4,188,900     3,695,829     2,964,750
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                             SMALL CAP PORTFOLIO - INITIAL CLASS       FRANKLIN SMALL CAP FUND - CLASS 2
                                           --------------------------------------    --------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................           --            --            --            --            --            --
Units purchased and transferred from
  other Travelers accounts .............       25,399            --            --        18,858            --            --
Units redeemed and transferred to
  other Travelers accounts .............       (2,100)           --            --          (381)           --            --
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................       23,299            --            --        18,477            --            --
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                                                                                TEMPLETON GLOBAL
                                          TEMPLETON ASSET STRATEGY FUND - CLASS 1       INCOME SECURITIES FUND - CLASS 1
                                          ---------------------------------------    --------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................    2,352,488     2,371,081     2,686,853       415,819       525,605       526,893
Units purchased and transferred from
  other Travelers accounts .............      286,127       348,360       478,138        61,757        94,878       120,426
Units redeemed and transferred to
  other Travelers accounts .............     (417,845)     (366,953)     (793,910)      (56,656)     (204,664)     (121,714)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................    2,220,770     2,352,488     2,371,081       420,920       415,819       525,605
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                                      TEMPLETON GROWTH
                                                 SECURITIES FUND - CLASS 1           EQUITY INDEX PORTFOLIO - CLASS I SHARES
                                           --------------------------------------    ---------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................    4,581,324     4,696,004     5,118,661       126,499         5,277            --
Units purchased and transferred from
  other Travelers accounts .............    1,360,331       824,389       974,763     3,302,264       144,247         5,496
Units redeemed and transferred to
  other Travelers accounts .............     (942,566)     (939,069)   (1,397,420)     (103,788)      (23,025)         (219)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................    4,999,089     4,581,324     4,696,004     3,324,975       126,499         5,277
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                      -82-

                   NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF UNITS FOR FUND UL
     FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 (CONTINUED)

                                                                                           AGGRESSIVE GROWTH PORTFOLIO -
                                                 FUNDAMENTAL VALUE PORTFOLIO                     SERVICE SHARES
                                           --------------------------------------    ---------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................      814,906       699,620       677,132       201,332            --            --
Units purchased and transferred from
  other Travelers accounts .............      968,972       166,289       150,912       378,309       223,117            --
Units redeemed and transferred to
  other Travelers accounts .............     (122,555)      (51,003)     (128,424)      (94,594)      (21,785)           --
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................    1,661,323       814,906       699,620       485,047       201,332            --
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                               GLOBAL TECHNOLOGY PORTFOLIO -               WORLDWIDE GROWTH PORTFOLIO -
                                                       SERVICE SHARES                            SERVICE SHARES
                                           --------------------------------------    ---------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................       73,236            --            --       255,382            --            --
Units purchased and transferred from
  other Travelers accounts .............      200,759        75,111            --       361,560       276,902            --
Units redeemed and transferred to
  other Travelers accounts .............      (66,196)       (1,875)           --      (130,204)      (21,520)           --
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................      207,799        73,236            --       486,738       255,382            --
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                                                                      PUTNAM VT INTERNATIONAL GROWTH FUND -
                                                TOTAL RETURN BOND PORTFOLIO                     CLASS IB SHARES
                                           --------------------------------------    --------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................           --            --            --            --            --            --
Units purchased and transferred from
  other Travelers accounts .............       87,575            --            --         5,877            --            --
Units redeemed and transferred to
  other Travelers accounts .............      (12,406)           --            --        (1,015)           --            --
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................       75,169            --            --         4,862            --            --
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                                 CONVERTIBLE BOND PORTFOLIO                 EQUITY INCOME PORTFOLIO
                                           --------------------------------------    --------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................           --            --            --            --            --            --
Units purchased and transferred from
  other Travelers accounts .............       16,987            --            --       142,088            --            --
Units redeemed and transferred to
  other Travelers accounts .............      (10,383)           --            --        (7,465)           --            --
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................        6,604            --            --       134,623            --            --
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                      -83-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF UNITS FOR FUND UL
     FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 (CONTINUED)

                                                    LARGE CAP PORTFOLIO                   MFS MID CAP GROWTH PORTFOLIO
                                           --------------------------------------    --------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................           --            --            --            --            --            --
Units purchased and transferred from
  other Travelers accounts .............       18,732            --            --        45,477            --            --
Units redeemed and transferred to
  other Travelers accounts .............       (4,772)           --            --        (2,816)           --            --
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................       13,960            --            --        42,661            --            --
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                            U.S. GOVERNMENT SECURITIES PORTFOLIO               UTILITIES PORTFOLIO
                                           --------------------------------------    --------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................    1,764,061     1,758,772     2,198,008       180,920       234,118       167,846
Units purchased and transferred from
  other Travelers accounts .............      552,964       217,930       332,517        76,822        43,810        95,688
Units redeemed and transferred to
  other Travelers accounts .............     (807,091)     (212,641)     (771,753)      (66,384)      (97,008)      (29,416)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................    1,509,934     1,764,061     1,758,772       191,358       180,920       234,118
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                               ZERO COUPON BOND FUND PORTFOLIO           ZERO COUPON BOND FUND PORTFOLIO
                                                        SERIES 2000                               SERIES 2005
                                           --------------------------------------    --------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................           --     1,071,285     1,040,957     1,267,282     1,195,885     1,213,663
Units purchased and transferred from
  other Travelers accounts .............           --       102,163        39,191       374,869       110,244       102,310
Units redeemed and transferred to
  other Travelers accounts .............           --    (1,173,448)       (8,863)     (117,772)      (38,847)     (120,088)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................           --            --     1,071,285     1,524,379     1,267,282     1,195,885
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                             AIM CAPITAL APPRECIATION PORTFOLIO             ALLIANCE GROWTH PORTFOLIO
                                           --------------------------------------    --------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................    2,207,521     1,653,568     1,371,702     3,196,611     2,557,775     2,112,618
Units purchased and transferred from
  other Travelers accounts .............      721,864       793,684       452,453     1,524,054     1,136,435       777,779
Units redeemed and transferred to
  other Travelers accounts .............     (450,153)     (239,731)     (170,587)     (564,870)     (497,599)     (332,622)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................    2,479,232     2,207,521     1,653,568     4,155,795     3,196,611     2,557,775
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                      -84-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF UNITS FOR FUND UL
     FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 (CONTINUED)

                                                 MFS TOTAL RETURN PORTFOLIO            PUTNAM DIVERSIFIED INCOME PORTFOLIO
                                           --------------------------------------    --------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................    1,195,397     1,263,012     1,127,421           765            --            --
Units purchased and transferred from
  other Travelers accounts .............      754,500       275,882       337,308        73,688           959            --
Units redeemed and transferred to
  other Travelers accounts .............     (140,345)     (343,497)     (201,717)       (4,396)         (194)           --
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................    1,809,552     1,195,397     1,263,012        70,057           765            --
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                                        SMITH BARNEY
                                                 AGGRESSIVE GROWTH PORTFOLIO           SMITH BARNEY HIGH INCOME PORTFOLIO
                                           --------------------------------------    --------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................           --            --            --       404,640       641,249       630,959
Units purchased and transferred from
  other Travelers accounts .............      391,638            --            --       289,630       125,087       158,530
Units redeemed and transferred to
  other Travelers accounts .............      (21,113)           --            --       (89,645)     (361,696)     (148,240)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................      370,525            --            --       604,625       404,640       641,249
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                                 SMITH BARNEY INTERNATIONAL
                                                  ALL CAP GROWTH PORTFOLIO           SMITH BARNEY LARGE CAP VALUE PORTFOLIO
                                           --------------------------------------    --------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................           --            --            --       843,832       774,091       598,565
Units purchased and transferred from
  other Travelers accounts .............        1,058            --            --       450,557       267,858       908,608
Units redeemed and transferred to
  other Travelers accounts .............          (67)           --            --      (185,011)     (198,117)     (733,082)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................          991            --            --     1,109,378       843,832       774,091
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                             SMITH BARNEY LARGE CAPITALIZATION
                                                      GROWTH PORTFOLIO                     EMERGING GROWTH PORTFOLIO
                                           --------------------------------------    --------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................      103,152            --            --            --            --            --
Units purchased and transferred from
  other Travelers accounts .............      396,591       111,234            --        29,180            --            --
Units redeemed and transferred to
  other Travelers accounts .............      (50,530)       (8,082)           --        (6,457)           --            --
                                           ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ......................      449,213       103,152            --        22,723            --            --
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                      -85-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF UNITS FOR FUND UL
     FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 (CONTINUED)

                                                 EQUITY-INCOME PORTFOLIO -
                                                       INITIAL CLASS                   GROWTH PORTFOLIO - INITIAL CLASS
                                           -------------------------------------   ----------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................    4,307,078     4,769,302    4,467,025    6,035,733      5,601,229      4,992,277
Units purchased and transferred from
  other Travelers accounts .............    1,034,557       833,006    1,359,251    1,083,099      1,194,897      1,493,625
Units redeemed and transferred to
  other Travelers accounts .............     (668,003)   (1,295,230)  (1,056,974)  (1,453,467)      (760,393)      (884,673)
                                           ----------    ----------   ----------   ----------    -----------    -----------
Units end of year ......................    4,673,632     4,307,078    4,769,302    5,665,365      6,035,733      5,601,229
                                           ==========    ==========    ==========    ==========    ==========    ==========

                                           HIGH INCOME PORTFOLIO - INITIAL CLASS    ASSET MANAGER PORTFOLIO - INITIAL CLASS
                                           -------------------------------------   ----------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................    1,881,744     2,252,601    2,731,506    2,774,419      2,983,502      3,309,553
Units purchased and transferred from
  other Travelers accounts .............      519,430       398,871      417,814      444,041        334,802        460,341
Units redeemed and transferred to
  other Travelers accounts .............     (659,814)     (769,728)    (896,719)    (500,290)      (543,885)      (786,392)
                                           ----------    ----------   ----------   ----------    -----------    -----------
Units end of year ......................    1,741,360     1,881,744    2,252,601    2,718,170      2,774,419      2,983,502
                                           ==========    ==========   ==========   ==========    ===========    ===========

                                                  CONTRAFUND(R) PORTFOLIO -
                                                        SERVICE CLASS                               COMBINED
                                           -------------------------------------   ----------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                              ----          ----          ----          ----          ----          ----
Units beginning of year ................           --            --           --   47,667,531     47,009,545     43,200,459
Units purchased and transferred from
  other Travelers accounts .............       45,187            --           --   27,404,024     16,185,079     17,441,053
Units redeemed and transferred to
  other Travelers accounts .............       (1,980)           --           --   (16,801,999)  (15,527,093)   (13,631,967)
                                           ----------    ----------   ----------   ----------    -----------    -----------
Units end of year ......................       43,207            --           --   58,269,556     47,667,531     47,009,545
                                           ==========    ==========   ==========   ==========    ===========    ===========

                                      -86-

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of The Travelers Insurance Company and
Owners of Variable Life Insurance Contracts of The Travelers Fund UL for
Variable Life Insurance:

We have  audited the  accompanying  statement of assets and  liabilities  of The
Travelers  Fund UL for Variable Life  Insurance  (comprised of the  sub-accounts listed in note 1 to financial  statements)  (collectively,  "the Account") as of
December 31, 2001, and the related  statement of operations and the statement of changes in net assets for each of the years in the three-year period then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility  is to  express  an opinion  on these  financial  statements  and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain  reasonable  assurance  about  whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements.  Our procedures included confirmation of shares owned as of December
31, 2001, by  correspondence  with the underlying  funds. An audit also includes assessing the  accounting  principles  used and  significant  estimates  made by management,  as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion,  the financial  statements and financial  highlights referred to above present fairly, in all material  respects,  the financial  position of the
Account as of December 31, 2001, the results of its operations for the year then ended,  the  changes in its net  assets for each of the years in the  three-year period then ended,  and the  financial  highlights  for the year then ended,  in conformity with accounting principles generally accepted in the United States of
America.

                                  /s/ KPMG LLP

Hartford, Connecticut
March 15, 2002

                                      -87-

                              INDEPENDENT AUDITORS

                                    KPMG LLP

                              Hartford, Connecticut

This report is prepared for the general  information  of contract  owners and is not an offer of units of The Travelers  Fund UL for Variable  Life  Insurance or
shares of Fund UL's  underlying  funds. It should not be used in connection with any offer except in  conjunction  with the  Prospectus for The Travelers Fund UL product(s)  for  Variable  Life  Insurance  offered by The  Travelers  Insurance
Company  and the  Prospectuses  for the  underlying  funds,  which  collectively contain all pertinent information, including the applicable sales commissions.

FNDUL (Annual) (12-01) Printed in U.S.A.

ANNUAL REPORT
DECEMBER 31, 2001

                           THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

   [LOGO]
   The Travelers Insurance Company
   The Travelers Life and Annuity Company
   One Tower Square
   Hartford, CT  06183

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

                                           CAPITAL APPRECIATION                          MONEY MARKET        PREMIER GROWTH
                                                  FUND            MANAGED ASSETS TRUST     PORTFOLIO       PORTFOLIO - CLASS B
                                           --------------------   --------------------  -----------------  -------------------
ASSETS:
     Investments at market value:            $      18,334,079     $       2,123,127    $      65,024,642   $         439,128

     Receivables:
          Dividends ........................                --                    --               28,476                  --
                                             -----------------     -----------------    -----------------   -----------------
               Total Assets ................        18,334,079             2,123,127           65,053,118             439,128
                                             -----------------     -----------------    -----------------   -----------------

LIABILITIES:
     Payables:
          Insurance charges ................             1,215                   138                3,570                  28
          Administrative charges ...........               121                    11                  225                   1
                                             -----------------     -----------------    -----------------   -----------------
               Total Liabilities ...........             1,336                   149                3,795                  29
                                             -----------------     -----------------    -----------------   -----------------

NET ASSETS:                                  $      18,332,743     $       2,122,978    $      65,049,323   $         439,099
                                             =================     =================    =================   =================

                       See Notes to Financial Statements
                                      -1-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                               DECEMBER 31, 2001

                                           GLOBAL GROWTH  FUND -   GROWTH   FUND -    GROWTH-INCOME       AYCO LARGE CAP
                                                 CLASS 2              CLASS 2         FUND - CLASS 2      GROWTH FUND I
                                             -----------------   -----------------   -----------------   -----------------
ASSETS:
     Investments at market value:            $         383,524   $       1,289,116   $         906,708   $         651,566

     Receivables:
          Dividends ........................                --                  --                  --                  --
                                             -----------------   -----------------   -----------------   -----------------
               Total Assets ................           383,524           1,289,116             906,708             651,566
                                             -----------------   -----------------   -----------------   -----------------

LIABILITIES:
     Payables:
          Insurance charges ................                25                  86                  61                  40
          Administrative charges ...........                 1                   1                   1                   2
                                             -----------------   -----------------   -----------------   -----------------
               Total Liabilities ...........                26                  87                  62                  42
                                             -----------------   -----------------   -----------------   -----------------

NET ASSETS:                                  $         383,498   $       1,289,029   $         906,646   $         651,524
                                             =================   =================   =================   =================

                       See Notes to Financial Statements
                                      -2-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                               DECEMBER 31, 2001

 CREDIT SUISSE TRUST       EAFE(R)
 EMERGING MARKETS       EQUITY INDEX         SMALL CAP        DREYFUS  STOCK    SMALL CAP PORTFOLIO  FRANKLIN SMALL CAP
     PORTFOLIO              FUND            INDEX FUND          INDEX FUND       - INITIAL CLASS       FUND - CLASS 2
-----------------   -----------------   -----------------   -----------------   -----------------   ------------------

 $          70,298   $       2,516,097   $       3,012,356   $      15,653,002   $         447,732   $         317,942

                --                  --                  --                  --                  --                  --
 -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
            70,298           2,516,097           3,012,356          15,653,002             447,732             317,942
 -----------------   -----------------   -----------------   -----------------   -----------------   -----------------

                 4                 164                 199               1,092                  28                  21
                --                  13                  16                 108                   1                  --
 -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
                 4                 177                 215               1,200                  29                  21
 -----------------   -----------------   -----------------   -----------------   -----------------   -----------------

 $          70,294   $       2,515,920   $       3,012,141   $      15,651,802   $         447,703   $         317,921
 =================   =================   =================   =================   =================   =================

                       See Notes to Financial Statements
                                      -3-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                               DECEMBER 31, 2001

                                             TEMPLETON ASSET     TEMPLETON GLOBAL    TEMPLETON GROWTH      EQUITY INDEX
                                              STRATEGY FUND -   INCOME SECURITIES    SECURITIES FUND -   PORTFOLIO - CLASS I
                                                 CLASS 1          FUND - CLASS 1         CLASS 1               SHARES
                                             -----------------   -----------------   -----------------   -----------------
ASSETS:
     Investments at market value:            $       1,171,400   $         289,105   $       5,874,611   $       6,119,494

     Receivables:
          Dividends ........................                --                  --                  --                  --
                                             -----------------   -----------------   -----------------   -----------------
               Total Assets ................         1,171,400             289,105           5,874,611           6,119,494
                                             -----------------   -----------------   -----------------   -----------------

LIABILITIES:
     Payables:
          Insurance charges ................                77                  19                 384                 486
          Administrative charges ...........                10                   2                  43                  31
                                             -----------------   -----------------   -----------------   -----------------
               Total Liabilities ...........                87                  21                 427                 517
                                             -----------------   -----------------   -----------------   -----------------

NET ASSETS:                                  $       1,171,313   $         289,084   $       5,874,184   $       6,118,977
                                             =================   =================   =================   =================

                       See Notes to Financial Statements
                                      -4-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                               DECEMBER 31, 2001

                                                                                                       PUTNAM VT
                    AGGRESSIVE GROWTH   GLOBAL TECHNOLOGY   WORLDWIDE GROWTH                      INTERNATIONAL GROWTH
FUNDAMENTAL VALUE      PORTFOLIO -         PORTFOLIO -        PORTFOLIO -       TOTAL RETURN BOND    FUND - CLASS IB
   PORTFOLIO         SERVICE SHARES      SERVICE SHARES      SERVICE SHARES         PORTFOLIO            SHARES
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
$       8,460,961   $       2,913,605   $       1,150,009   $       4,407,589   $       2,184,681   $         463,789

               --                  --                  --                  --                  --                  --
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
        8,460,961           2,913,605           1,150,009           4,407,589           2,184,681             463,789
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

              561                 466                  72                 280                 148                  30
               31                  40                   3                  10                   1                   1
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
              592                 506                  75                 290                 149                  31

-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
$       8,460,369   $       2,913,099   $       1,149,934   $       4,407,299   $       2,184,532   $         463,758
=================   =================   =================   =================   =================   =================

                       See Notes to Financial Statements
                                      -5-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                               DECEMBER 31, 2001

                                             PUTNAM VT VOYAGER
                                            II FUND - CLASS IB   CONVERTIBLE BOND      EQUITY INCOME        LARGE CAP
                                                  SHARES             PORTFOLIO           PORTFOLIO          PORTFOLIO
                                             -----------------   -----------------   -----------------   -----------------
ASSETS:
     Investments at market value:            $          61,503   $         417,934   $       1,173,012   $         357,646

     Receivables:
          Dividends ........................                --                  --                  --                  --
                                             -----------------   -----------------   -----------------   -----------------
               Total Assets ................            61,503             417,934           1,173,012             357,646
                                             -----------------   -----------------   -----------------   -----------------

LIABILITIES:
     Payables:
          Insurance charges ................                 4                  27                  80                  23
          Administrative charges ...........                --                   1                   1                  --
                                             -----------------   -----------------   -----------------   -----------------
               Total Liabilities ...........                 4                  28                  81                  23
                                             -----------------   -----------------   -----------------   -----------------

NET ASSETS:                                  $          61,499   $         417,906   $       1,172,931   $         357,623
                                             =================   =================   =================   =================

                       See Notes to Financial Statements
                                      -6-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                               DECEMBER 31, 2001

     MFS MID          U.S. GOVERNMENT                        ZERO COUPON BOND      AIM CAPITAL
    CAP GROWTH         SECURITIES           UTILITIES        PORTFOLIO SERIES     APPRECIATION       ALLIANCE GROWTH
    PORTFOLIO           PORTFOLIO           PORTFOLIO             2005              PORTFOLIO           PORTFOLIO
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
$         510,881   $       4,559,444   $         666,936   $       2,291,888   $       8,348,183   $      14,506,826

               --                  --                  --                  --                  --                  --
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
          510,881           4,559,444             666,936           2,291,888           8,348,183          14,506,826
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

               33                 301                  44                 152                 994                 953
                1                  19                   5                  14                 105                  93
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
               34                 320                  49                 166               1,099               1,046
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

$         510,847   $       4,559,124   $         666,887   $       2,291,722   $       8,347,084   $      14,505,780
=================   =================   =================   =================   =================   =================

                       See Notes to Financial Statements
                                      -7-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                               DECEMBER 31, 2001

                                                                                        SMITH BARNEY
                                             MFS TOTAL RETURN    PUTNAM DIVERSIFIED  AGGRESSIVE GROWTH   SMITH BARNEY HIGH
                                                 PORTFOLIO       INCOME PORTFOLIO        PORTFOLIO       INCOME PORTFOLIO
                                             -----------------   -----------------   -----------------   -----------------
ASSETS:
     Investments at market value:            $       9,433,360   $       1,908,052   $       2,747,100   $       1,663,620

     Receivables:
          Dividends ........................                --                  --                  --                  --
                                             -----------------   -----------------   -----------------   -----------------
               Total Assets ................         9,433,360           1,908,052           2,747,100           1,663,620
                                             -----------------   -----------------   -----------------   -----------------

LIABILITIES:
     Payables:
          Insurance charges ................               611                 124                 181                 110
          Administrative charges ...........                42                  11                   3                   7
                                             -----------------   -----------------   -----------------   -----------------
               Total Liabilities ...........               653                 135                 184                 117
                                             -----------------   -----------------   -----------------   -----------------

NET ASSETS:                                  $       9,432,707   $       1,907,917   $       2,746,916   $       1,663,503
                                             =================   =================   =================   =================

                       See Notes to Financial Statements
                                      -8-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                               DECEMBER 31, 2001

    SMITH BARNEY
 INTERNATIONAL ALL  SMITH BARNEY LARGE  SMITH BARNEY LARGE                       EQUITY-INCOME
    CAP GROWTH          CAP VALUE         CAPITALIZATION     EMERGING GROWTH       PORTFOLIO -      GROWTH PORTFOLIO -
    PORTFOLIO           PORTFOLIO       GROWTH PORTFOLIO       PORTFOLIO        INITIAL CLASS        INITIAL CLASS
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
$          61,120   $       8,307,502   $       4,954,421   $         431,051   $      14,522,066   $      12,151,170

               --                  --                  --                  --                  --                  --
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
           61,120           8,307,502           4,954,421             431,051          14,522,066          12,151,170
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

                4                 542                 328                  29                 713                 925
                1                  40                  12                  --                  72                  98
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
                5                 582                 340                  29                 785               1,023
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

$          61,115   $       8,306,920   $       4,954,081   $         431,022   $      14,521,281   $      12,150,147
=================   =================   =================   =================   =================   =================

                       See Notes to Financial Statements
                                      -9-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                               DECEMBER 31, 2001

                                                HIGH INCOME        ASSET MANAGER      CONTRAFUND(R)
                                                 PORTFOLIO           PORTFOLIO      PORTFOLIO - SERVICE
                                              - INITIAL CLASS     - INITIAL CLASS         CLASS              COMBINED
                                             -----------------   -----------------   -----------------   -----------------
ASSETS:
     Investments at market value:            $       1,410,813   $       2,169,855   $         290,505   $     237,149,449

     Receivables:
          Dividends ........................                --                  --                  --              28,476
                                             -----------------   -----------------   -----------------   -----------------
               Total Assets ................         1,410,813           2,169,855             290,505         237,177,925
                                             -----------------   -----------------   -----------------   -----------------

LIABILITIES:
     Payables:
          Insurance charges ................                90                 143                  20              15,625
          Administrative charges ...........                 8                  16                  --               1,222
                                             -----------------   -----------------   -----------------   -----------------
               Total Liabilities ...........                98                 159                  20              16,847
                                             -----------------   -----------------   -----------------   -----------------

NET ASSETS:                                  $       1,410,715   $       2,169,696   $         290,485   $     237,161,078
                                             =================   =================   =================   =================

                       See Notes to Financial Statements
                                      -10-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                            STATEMENT OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                        CAPITAL APPRECIATION FUND                   MANAGED ASSETS TRUST
                                                 ---------------------------------------   ---------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
INVESTMENT INCOME:
  Dividends ...................................  $    87,351   $     6,245   $     6,729   $    52,077   $    21,646   $    11,970
                                                 -----------   -----------   -----------   -----------   -----------   -----------

EXPENSES:
  Insurance charges ...........................      143,139       147,010        70,272        14,026         9,310         5,197
  Administrative charges ......................       15,354        18,153         8,784         1,286         1,136           650
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Total expenses ............................      158,493       165,163        79,056        15,312        10,446         5,847
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Net investment income (loss) ..............      (71,142)     (158,918)      (72,327)       36,765        11,200         6,123
                                                 -----------   -----------   -----------   -----------   -----------   -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................           --       631,260       192,311       115,751       133,224        35,633
    Realized gain (loss) on sale
      of investments ..........................   (8,284,394)     (831,801)    3,091,892       (22,857)        4,463         1,309
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Realized gain (loss) ....................   (8,284,394)     (200,541)    3,284,203        92,894       137,687        36,942
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Change in unrealized gain (loss)
      on investments ..........................    3,235,201    (4,388,345)      836,422      (237,915)     (187,340)        45,413
                                                 -----------   -----------   -----------   -----------   -----------   -----------

  Net increase (decrease) in net assets
    resulting from operations .................  $(5,120,335)  $(4,747,804)  $ 4,048,298   $  (108,256)  $   (38,453)  $    88,478
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -11-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                   MONEY MARKET PORTFOLIO                               PREMIER GROWTH PORTFOLIO - CLASS B
---------------------------------------------------------   ---------------------------------------------------------
       2001                2000               1999                2001               2000                 1999
       ----                ----               ----                ----               ----                 ----

$       1,356,487   $         768,933   $         208,307   $              --   $              --   $              --
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

          316,398             102,174              33,484                 574                  --                  --
           28,088              12,385               4,185                   6                  --                  --
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

          344,486             114,559              37,669                 580                  --                  --
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

        1,012,001             654,374             170,638                (580)                 --                  --
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

               --                  --                  --                 446                  --                  --
               --                  --                  --                (225)                 --                  --
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

               --                  --                  --                 221                  --                  --
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

               --                  --                  --              14,850                  --                  --
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

$       1,012,001   $         654,374   $         170,638   $          14,491   $              --   $              --
=================   =================   =================   =================   =================   =================

                       See Notes to Financial Statements
                                      -12-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                       GLOBAL GROWTH FUND - CLASS 2                GROWTH FUND - CLASS 2
                                                 ---------------------------------------   ---------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
INVESTMENT INCOME:
  Dividends ...................................  $        74   $        --   $        --   $       116   $        --   $        --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

EXPENSES:
  Insurance charges ...........................          677            --            --         2,241            --            --
  Administrative charges ......................           23            --            --            38            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Total expenses ............................          700            --            --         2,279            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Net investment income (loss) ............         (626)           --            --        (2,163)           --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................          902            --            --         6,610            --            --
    Realized gain (loss) on sale
      of investments ..........................       (3,153)           --            --        (9,230)           --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Realized gain (loss) ....................       (2,251)           --            --        (2,620)           --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Change in unrealized gain (loss)
      on investments ..........................        9,559            --            --        66,565            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

  Net increase (decrease) in net assets
    resulting from operations .................  $     6,682   $        --   $        --   $    61,782   $        --   $        --
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -13-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

              GROWTH-INCOME FUND - CLASS 2                         AYCO LARGE CAP GROWTH FUND I
---------------------------------------------------   ---------------------------------------------------
     2001              2000               1999             2001              2000              1999
     ----              ----               ----             ----              ----              ----

$           129   $            --   $            --   $         2,174   $            --   $            --
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

          1,433                --                --             1,167                --                --
             19                --                --                56                --                --
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

          1,452                --                --             1,223                --                --
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

         (1,323)               --                --               951                --                --
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

            722                --                --             2,010                --                --
           (987)               --                --             3,122                --                --
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

           (265)               --                --             5,132                --                --
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

         30,318                --                --            20,686                --                --
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

$        28,730   $            --   $            --   $        26,769   $            --   $            --
===============   ===============   ===============   ===============   ===============   ===============

                       See Notes to Financial Statements
                                      -14-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                           CREDIT SUISSE TRUST
                                                        EMERGING MARKETS PORTFOLIO                EAFE(R) EQUITY INDEX FUND
                                                 ---------------------------------------   ---------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
INVESTMENT INCOME:
  Dividends ...................................  $        --   $        --   $        --   $        --   $        --   $     3,158
                                                 -----------   -----------   -----------   -----------   -----------   -----------

EXPENSES:
  Insurance charges ...........................           86            --            --        17,588         8,490            80
  Administrative charges ......................           --            --            --         1,614         1,019            10
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Total expenses ............................           86            --            --        19,202         9,509            90
                                                 -----------   -----------   -----------   -----------   -----------   -----------
      Net investment income (loss) ............          (86)           --            --       (19,202)       (9,509)        3,068
                                                 -----------   -----------   -----------   -----------   -----------   -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................           --            --            --            --        28,805         5,899
    Realized gain (loss) on sale
      of investments ..........................           79            --            --      (170,961)      (21,943)          343
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Realized gain (loss) ....................           79            --            --      (170,961)        6,862         6,242
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Change in unrealized gain (loss)
      on investments ..........................        7,508            --            --      (430,361)     (179,101)        4,463
                                                 -----------   -----------   -----------   -----------   -----------   -----------

  Net increase (decrease) in net assets
    resulting from operations .................  $     7,501   $        --   $        --   $  (620,524)  $  (181,748)  $    13,773
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -15-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

               SMALL CAP INDEX FUND                           DREYFUS STOCK INDEX FUND
------------------------------------------------   ------------------------------------------------
     2001             2000             1999             2001            2000             1999
     ----             ----             ----             ----            ----             ----

$       17,352   $           --   $          896   $      174,456   $      112,313   $       69,209
--------------   --------------   --------------   --------------   --------------   --------------

        16,846            5,040               48          123,158           91,516           52,870
         1,496              590                6           12,595           11,286            6,609
--------------   --------------   --------------   --------------   --------------   --------------

        18,342            5,630               54          135,753          102,802           59,479
--------------   --------------   --------------   --------------   --------------   --------------

          (990)          (5,630)             842           38,703            9,511            9,730
--------------   --------------   --------------   --------------   --------------   --------------

       139,693            6,587            2,566           85,874          237,079           66,417
       (20,918)          (3,124)               7       (2,436,933)         (50,561)         986,975
--------------   --------------   --------------   --------------   --------------   --------------

       118,775            3,463            2,573       (2,351,059)         186,518        1,053,392
--------------   --------------   --------------   --------------   --------------   --------------

       (51,682)         (42,264)           6,119          436,005         (940,997)         542,899
--------------   --------------   --------------   --------------   --------------   --------------

$       66,103   $      (44,431)  $        9,534   $   (1,876,351)  $     (744,968)  $    1,606,021
==============   ==============   ==============   ==============   ==============   ==============

                       See Notes to Financial Statements
                                      -16-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                   SMALL CAP PORTFOLIO - INITIAL CLASS        FRANKLIN SMALL CAP FUND - CLASS 2
                                                 ---------------------------------------   ---------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
INVESTMENT INCOME:
  Dividends ...................................  $     1,026   $        --   $        --   $        40   $        --   $        --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

EXPENSES:
  Insurance charges ...........................          758            --            --           502            --            --
  Administrative charges ......................           10            --            --             1            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------
    Total expenses ............................          768            --            --           503            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Net investment income (loss) ............          258            --            --          (463)           --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................       26,454            --            --            --            --            --
    Realized gain (loss) on sale
      of investments ..........................         (674)           --            --          (261)           --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Realized gain (loss) ....................       25,780            --            --          (261)           --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Change in unrealized gain (loss)
      on investments ..........................        7,160            --            --        24,112            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

  Net increase (decrease) in net assets
    resulting from operations .................  $    33,198   $        --   $        --   $    23,388   $        --   $        --
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -17-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

    TEMPLETON ASSET STRATEGY FUND - CLASS 1       TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 1
------------------------------------------------  -------------------------------------------------
      2001             2000             1999           2001             2000             1999
      ----             ----             ----           ----             ----             ----
$       17,380   $       30,791   $       20,384   $        9,663   $       12,848   $        7,557
--------------   --------------   --------------   --------------   --------------   --------------

        10,002           11,131            8,069            2,193            1,860            1,492
         1,250            1,392            1,009              274              233              186
--------------   --------------   --------------   --------------   --------------   --------------

        11,252           12,523            9,078            2,467            2,093            1,678
--------------   --------------   --------------   --------------   --------------   --------------

         6,128           18,268           11,306            7,196           10,755            5,879
--------------   --------------   --------------   --------------   --------------   --------------

       113,270          209,469          113,422               --               --               --
       (60,363)         (12,180)          (2,770)          (1,537)          (2,402)          (5,420)
--------------   --------------   --------------   --------------   --------------   --------------

        52,907          197,289          110,652           (1,537)          (2,402)          (5,420)
--------------   --------------   --------------   --------------   --------------   --------------

      (201,847)        (222,593)          88,719           (1,415)           3,160          (12,681)
--------------   --------------   --------------   --------------   --------------   --------------

$     (142,812)  $       (7,036)  $      210,677   $        4,244   $       11,513   $      (12,222)
==============   ==============   ==============   ==============   ==============   ==============

                       See Notes to Financial Statements
                                      -18-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                    TEMPLETON GROWTH SECURITIES FUND -
                                                                 CLASS 1                   EQUITY INDEX PORTFOLIO - CLASS I SHARES
                                                 ---------------------------------------   ---------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
INVESTMENT INCOME:
  Dividends ...................................  $   103,566   $    42,706   $    41,080   $    30,668   $     2,032   $        --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

EXPENSES:
  Insurance charges ...........................       60,622        45,880        24,636        28,099         3,772           152
  Administrative charges ......................        7,123         5,699         3,079         2,191           454            19
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Total expenses ............................       67,745        51,579        27,715        30,290         4,226           171
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Net investment income (loss) ............       35,821        (8,873)       13,365           378        (2,194)         (171)
                                                 -----------   -----------   -----------   -----------   -----------   -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................      863,148       806,606       190,064            --           263            --
    Realized gain (loss) on sale
      of investments ..........................     (145,093)      143,284       950,304       (76,946)          574           136
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Realized gain (loss) ....................      718,055       949,890     1,140,368       (76,946)          837           136
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Change in unrealized gain (loss)
      on investments ..........................      (54,812)      (16,788)       59,610       (13,797)      (82,289)        8,217
                                                 -----------   -----------   -----------   -----------   -----------   -----------

  Net increase (decrease) in net assets
    resulting from operations .................  $   699,064   $   924,229   $ 1,213,343   $   (90,365)  $   (83,646)  $     8,182
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -19-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

             FUNDAMENTAL VALUE PORTFOLIO             AGGRESSIVE GROWTH PORTFOLIO - SERVICE SHARES
------------------------------------------------   ------------------------------------------------
     2001              2000            1999            2001            2000             1999
     ----              ----            ----            ----            ----             ----
$       35,336   $       28,415   $       22,560   $           --   $        2,902   $           --
--------------   --------------   --------------   --------------   --------------   --------------

        40,506           13,151            7,468           19,881            3,077               --
         2,936            1,615              934              758              137               --
--------------   --------------   --------------   --------------   --------------   --------------

        43,442           14,766            8,402           20,639            3,214               --
--------------   --------------   --------------   --------------   --------------   --------------

        (8,106)          13,649           14,158          (20,639)            (312)              --
--------------   --------------   --------------   --------------   --------------   --------------

       521,957           81,576           34,051               --            2,893               --
       (72,754)          12,863            2,659       (1,318,287)          (4,320)              --
--------------   --------------   --------------   --------------   --------------   --------------

       449,203           94,439           36,710       (1,318,287)          (1,427)              --
--------------   --------------   --------------   --------------   --------------   --------------

      (606,172)         190,496          137,539          481,717         (425,044)              --
--------------   --------------   --------------   --------------   --------------   --------------

$     (165,075)  $      298,584   $      188,407   $     (857,209)  $     (426,783)  $           --
==============   ==============   ==============   ==============   ==============   ==============

                       See Notes to Financial Statements
                                      -20-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                      GLOBAL TECHNOLOGY PORTFOLIO -             WORLDWIDE GROWTH PORTFOLIO -
                                                              SERVICE SHARES                            SERVICE SHARES
                                                 ---------------------------------------   ---------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
INVESTMENT INCOME:
  Dividends ...................................  $     6,360   $     8,867   $        --   $    10,161   $       717   $        --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

EXPENSES:
  Insurance charges ...........................       10,139         2,150            --        22,692         1,716            --
  Administrative charges ......................          308            72            --         1,020           159            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Total expenses ............................       10,447         2,222            --        23,712         1,875            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Net investment income (loss) ............       (4,087)        6,645            --       (13,551)       (1,158)           --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................           --            --            --            --         5,581            --
    Realized gain (loss) on sale
      of investments ..........................     (511,711)       (1,304)           --       (74,628)       (4,435)           --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Realized gain (loss) ....................     (511,711)       (1,304)           --       (74,628)        1,146            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Change in unrealized gain (loss)
      on investments ..........................     (146,773)     (345,035)           --      (578,837)     (116,398)           --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

  Net increase (decrease) in net assets
    resulting from operations .................  $  (662,571)  $  (339,694)  $        --   $  (667,016)  $  (116,410)  $        --
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -21-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                        PUTNAM VT INTERNATIONAL GROWTH FUND
             TOTAL RETURN BOND PORTFOLIO                        - CLASS IB SHARES
------------------------------------------------   ------------------------------------------------
      2001             2000            1999            2001             2000             1999
      ----             ----            ----            ----             ----             ----
$       22,212   $           --   $           --   $           --   $           --   $           --
--------------   --------------   --------------   --------------   --------------   --------------

         4,547               --               --              798               --               --
            29               --               --               12               --               --
--------------   --------------   --------------   --------------   --------------   --------------

         4,576               --               --              810               --               --
--------------   --------------   --------------   --------------   --------------   --------------

        17,636               --               --             (810)              --               --
--------------   --------------   --------------   --------------   --------------   --------------

        39,477               --               --               --               --               --
        27,177               --               --           (2,477)              --               --
--------------   --------------   --------------   --------------   --------------   --------------

        66,654               --               --           (2,477)              --               --
--------------   --------------   --------------   --------------   --------------   --------------

       (54,143)              --               --           12,413               --               --
=--------------   --------------   --------------   --------------   -------------   --------------

$       30,147   $           --   $          --    $        9,126   $           --   $           --
==============   ==============   ==============   ==============   ==============   ==============

                       See Notes to Financial Statements
                                      -22-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                       PUTNAM VT VOYAGER II FUND -
                                                              CLASS IB SHARES                     CONVERTIBLE BOND PORTFOLIO
                                                 ---------------------------------------   ---------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
INVESTMENT INCOME:
  Dividends ...................................  $        --   $        --   $        --   $     2,344   $        --   $        --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

EXPENSES:
  Insurance charges ...........................           89            --            --           745            --            --
  Administrative charges ......................           --            --            --            32            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Total expenses ............................           89            --            --           777            --            --

      Net investment income (loss) ............          (89)           --            --         1,567            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................           --            --            --         5,028            --            --
    Realized gain (loss) on sale
      of investments ..........................         (102)           --            --        (1,762)           --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Realized gain (loss) ....................         (102)           --            --         3,266            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Change in unrealized gain (loss)
      on investments ..........................        1,950            --            --        (3,686)           --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

  Net increase (decrease) in net assets
    resulting from operations .................  $     1,759   $        --   $        --   $     1,147   $        --   $        --
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -23-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

             EQUITY INCOME PORTFOLIO                            LARGE CAP PORTFOLIO
------------------------------------------------   ------------------------------------------------
     2001             2000            1999             2001             2000            1999
     ----             ----            ----             ----             ----            ----

$       12,362   $           --   $           --   $        1,800   $           --   $           --
--------------   --------------   --------------   --------------   --------------   --------------

         2,333               --               --              690               --               --
            56               --               --                1               --               --
--------------   --------------   --------------   --------------   --------------   --------------

         2,389               --               --              691               --               --
--------------   --------------   --------------   --------------   --------------   --------------

         9,973               --               --            1,109               --               --
--------------   --------------   --------------   --------------   --------------   --------------

            --               --               --               --               --               --
        (7,207)              --               --              282               --               --
--------------   --------------   --------------   --------------   --------------   --------------

        (7,207)              --               --              282               --               --
--------------   --------------   --------------   --------------   --------------   --------------

        30,570               --               --            5,833               --               --
--------------   --------------   --------------   --------------   --------------   --------------

$       33,336   $           --   $           --   $        7,224   $           --   $           --
==============   ==============   ==============   ==============   ==============   ==============

                       See Notes to Financial Statements
                                      -24-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              For the years ended December 31, 2001, 2000 and 1999

                                                       MFS MID CAP GROWTH PORTFOLIO         U.S. GOVERNMENT SECURITIES PORTFOLIO
                                                 ---------------------------------------   ---------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
INVESTMENT INCOME:
  Dividends ...................................  $        --   $        --   $        --   $   111,757   $    48,751   $        55
                                                 -----------   -----------   -----------   -----------   -----------   -----------

EXPENSES:
  Insurance charges ...........................          981            --            --        21,334         7,630         5,037
  Administrative charges ......................           12            --            --         1,904           946           629
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Total expenses ............................          993            --            --        23,238         8,576         5,666
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Net investment income (loss) ............         (993)           --            --        88,519        40,175        (5,611)
                                                 -----------   -----------   -----------   -----------   -----------   -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................       29,774            --            --            --            --            --
    Realized gain (loss) on sale
      of investments ..........................       (5,698)           --            --         4,169        (2,748)       (2,240)
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Realized gain (loss) ....................       24,076            --            --         4,169        (2,748)       (2,240)
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Change in unrealized gain (loss)
      on investments ..........................       (9,176)           --            --       (18,569)       86,825       (23,780)
                                                 -----------   -----------   -----------   -----------   -----------   -----------

  Net increase (decrease) in net assets
    resulting from operations .................  $    13,907   $        --   $        --   $    74,119   $   124,252   $   (31,631)
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -25-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                   UTILITIES PORTFOLIO                             ZERO COUPON  BOND FUND PORTFOLIO SERIES 2000
---------------------------------------------------------   ---------------------------------------------------------
       2001                2000               1999                2001                 2000              1999
       ----                ----               ----                ----                 ----              ----
$          18,637   $          11,571   $           3,495   $              --   $          11,400   $              --
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

            7,786               4,839               1,319                  --                 469                 354
              973                 605                 165                  --                  58                  44
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

            8,759               5,444               1,484                  --                 527                 398
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

            9,878               6,127               2,011                  --              10,873                (398)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

           47,391                 745               7,946                  --                  --                  --
          (46,967)              2,961               2,049                  --              (8,012)                (59)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

              424               3,706               9,995                  --              (8,012)                (59)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

         (283,185)            135,674             (12,672)                 --                 175               1,592
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

$        (272,883)  $         145,507   $            (666)  $              --   $           3,036   $           1,135
=================   =================   =================   =================   =================   =================

                       See Notes to Financial Statements
                                      -26-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                         ZERO COUPON BOND FUND                           AIM CAPITAL
                                                         PORTFOLIO SERIES 2005                     APPRECIATION PORTFOLIO
                                                 ---------------------------------------   ---------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
INVESTMENT INCOME:
  Dividends ...................................  $    85,633   $    34,937   $        --   $        --   $        --   $        --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

EXPENSES:
  Insurance charges ...........................       14,656         5,937           935        68,227        59,347        26,824
  Administrative charges ......................        1,538           739           117         6,832         7,248         3,353
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Total expenses ............................       16,194         6,676         1,052        75,059        66,595        30,177
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Net investment income (loss) ............       69,439        28,261        (1,052)      (75,059)      (66,595)      (30,177)
                                                 -----------   -----------   -----------   -----------   -----------   -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................        3,821            --            --     2,075,216       136,188            --

    Realized gain (loss) on sale
      of investments ..........................       20,504          (118)         (203)   (4,927,759)      378,228     1,235,534
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Realized gain (loss) ....................       24,325          (118)         (203)   (2,852,543)      514,416     1,235,534
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Change in unrealized gain (loss)
      on investments ..........................       (3,589)       69,296        (5,480)      110,394      (674,154)      462,760
                                                 -----------   -----------   -----------   -----------   -----------   -----------

  Net increase (decrease) in net assets
    resulting from operations .................  $    90,175   $    97,439   $    (6,735)  $(2,817,208)  $  (226,333)  $ 1,668,117
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -27-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

            ALLIANCE GROWTH PORTFOLIO                     MFS TOTAL RETURN PORTFOLIO
---------------------------------------------   ---------------------------------------------
     2001            2000           1999           2001             2000            1999
     ----            ----           ----           ----             ----            ----

$      25,781   $       9,363   $      27,446   $     172,214   $      81,371   $      41,138
-------------   -------------   -------------   -------------   -------------   -------------

      105,855          86,783          44,147          51,675          25,060          15,507
       11,180          10,714           5,518           4,352           3,083           1,938
-------------   -------------   -------------   -------------   -------------   -------------

      117,035          97,497          49,665          56,027          28,143          17,445
-------------   -------------   -------------   -------------   -------------   -------------

      (91,254)        (88,134)        (22,219)        116,187          53,228          23,693
-------------   -------------   -------------   -------------   -------------   -------------

    1,902,543         821,946         267,967         214,311         100,599          96,656
   (2,666,307)        (39,092)        823,603           6,121          (1,659)          1,457
-------------   -------------   -------------   -------------   -------------   -------------

     (763,764)        782,854       1,091,570         220,432          98,940          98,113
-------------   -------------   -------------   -------------   -------------   -------------

   (1,191,839)     (3,229,982)        676,331        (352,004)        356,937        (105,092)
-------------   -------------   -------------   -------------   -------------   -------------

$  (2,046,857)  $  (2,535,262)  $   1,745,682   $     (15,385)  $     509,105   $      16,714
=============   =============   =============   =============   =============   =============

                       See Notes to Financial Statements
                                      -28-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              For the years ended December 31, 2001, 2000 and 1999

                                                   PUTNAM DIVERSIFIED INCOME PORTFOLIO     SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO
                                                 ---------------------------------------   ----------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
INVESTMENT INCOME:
  Dividends ...................................  $   131,302   $    52,744   $        --   $        --   $        --   $        --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

EXPENSES:
  Insurance charges ...........................       13,189         5,815           206         5,468            --            --
  Administrative charges ......................        1,251           696            26            90            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Total expenses ............................       14,440         6,511           232         5,558            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Net investment income (loss) ............      116,862        46,233          (232)       (5,558)           --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................           --            --            --            --            --            --
    Realized gain (loss)on sale
      of investments ..........................      (29,827)        3,536            11          (850)           --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Realized gain (loss) ....................      (29,827)        3,536            11          (850)           --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Change in unrealized gain (loss)
      on investments ..........................      (49,029)     (53,650)         3,475       112,126            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

  Net increase (decrease) in net assets
    resulting from operations .................  $    38,006   $    (3,881)  $     3,254   $   105,718   $        --   $        --
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -29-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                    SMITH BARNEY INTERNATIONAL ALL
         SMITH BARNEY HIGH INCOME PORTFOLIO                              CAP GROWTH PORTFOLIO
----------------------------------------------------     ----------------------------------------------------
      2001              2000               1999               2001               2000               1999
      ----              ----               ----               ----               ----               ----

$      134,612     $       48,786     $       33,483     $           --     $           --     $           --
--------------     --------------     --------------     --------------     --------------     --------------

         9,324              4,544              3,867                 80                 --                 --
           828                546                483                  2                 --                 --
--------------     --------------     --------------     --------------     --------------     --------------

        10,152              5,090              4,350                 82                 --                 --
--------------     --------------     --------------     --------------     --------------     --------------

       124,460             43,696             29,133                (82)                --                 --
--------------     --------------     --------------     --------------     --------------     --------------

            --                 --                 --                 --                 --                 --
       (39,501)           (12,984)            (7,434)            (4,837)                --                 --
--------------     --------------     --------------     --------------     --------------     --------------

       (39,501)           (12,984)            (7,434)            (4,837)                --                 --
--------------     --------------     --------------     --------------     --------------     --------------

      (152,502)           (85,263)           (13,285)               160                 --                 --
--------------     --------------     --------------     --------------     --------------     --------------

$      (67,543)    $      (54,551)    $        8,414     $       (4,759)    $           --     $           --
==============     ==============     ==============     ==============     ==============     ==============

                       See Notes to Financial Statements
                                      -30-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                                              SMITH BARNEY LARGE CAPITALIZATION
                                                 SMITH BARNEY LARGE CAP VALUE PORTFOLIO               GROWTH PORTFOLIO
                                                 ---------------------------------------   ---------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
INVESTMENT INCOME:
  Dividends ...................................  $    88,610   $    30,544   $    13,552   $        --   $         3   $        --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

EXPENSES:
  Insurance charges ...........................       49,952        20,058         9,453        24,234         3,051            --
  Administrative charges ......................        4,410         2,420         1,182           988           211            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Total expenses ............................       54,362        22,478        10,635        25,222         3,262            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Net investment income (loss) ............       34,248         8,066         2,917       (25,222)       (3,259)           --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................      227,705        55,199        29,059            --            21            --
    Realized gain (loss) on sale
      of investments ..........................     (234,197)           46         3,252      (283,179)       (1,292)           --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Realized gain (loss)  ...................       (6,492)       55,245        32,311      (283,179)       (1,271)           --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Change in unrealized gain (loss)
      on investments ..........................     (571,658)      317,761       (59,557)      (48,608)     (104,556)           --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

  Net increase (decrease) in net assets
    resulting from operations .................  $  (543,902)  $   381,072   $   (24,329)  $  (357,009)  $  (109,086)  $        --
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -31-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

             EMERGING GROWTH PORTFOLIO                  EQUITY-INCOME PORTFOLIO - INITIAL CLASS
------------------------------------------------   ------------------------------------------------
     2001             2000            1999              2001            2000             1999
     ----             ----            ----              ----            ----             ----
$           --   $           --   $           --   $      144,119   $       95,565   $       59,524
--------------   --------------   --------------   --------------   --------------   --------------

           898               --               --           88,955           54,518           39,676
            --               --               --            9,510            6,649            4,960
--------------   --------------   --------------   --------------   --------------   --------------

           898               --               --           98,465           61,167           44,636
--------------   --------------   --------------   --------------   --------------   --------------

          (898)              --               --           45,654           34,398           14,888
--------------   --------------   --------------   --------------   --------------   --------------

            --               --               --          404,904          360,037          131,580
        (2,848)              --               --         (787,122)         197,751           43,253
--------------   --------------   --------------   --------------   --------------   --------------

        (2,848)              --               --         (382,218)         557,788          174,833
--------------   --------------   --------------   --------------   --------------   --------------

        (7,827)              --               --         (183,377)          25,371           55,646
--------------   --------------   --------------   --------------   --------------   --------------

$      (11,573)  $           --   $           --   $     (519,941)  $      617,557   $      245,367
==============   ==============   ==============   ==============   ==============   ==============

                       See Notes to Financial Statements
                                      -32-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                     GROWTH PORTFOLIO - INITIAL CLASS       HIGH INCOME PORTFOLIO - INITIAL CLASS
                                                 ---------------------------------------   ---------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
INVESTMENT INCOME:
  Dividends ...................................  $     8,325   $     8,591   $     4,879   $   134,202   $    59,731   $    68,124
                                                 -----------   -----------   -----------   -----------   -----------   -----------

EXPENSES:
  Insurance charges ...........................       95,804        77,745        32,020        10,542         7,729         6,523
  Administrative charges ......................       10,062         9,562         4,002           956           883           815
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Total expenses ............................      105,866        87,307        36,022        11,498         8,612         7,338
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Net investment income (loss) ............      (97,541)      (78,716)      (31,143)      122,704        51,119        60,786
                                                 -----------   -----------   -----------   -----------   -----------   -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................      782,589       854,796       306,777            --            --         2,547
    Realized gain (loss) on sale
      of investments ..........................   (3,852,065)      543,467        33,528      (118,245)      (81,323)       (9,386)
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Realized gain (loss) ....................   (3,069,476)    1,398,263       340,305      (118,245)      (81,323)       (6,839)
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Change in  unrealized gain (loss)
      on investments ..........................      821,212    (2,754,515)    1,139,490      (205,158)     (252,206)        1,693
                                                 -----------   -----------   -----------   -----------   -----------   -----------

  Net increase (decrease) in net assets
    resulting from operations .................  $(2,345,805)  $(1,434,968)  $ 1,448,652   $  (200,699)  $  (282,410)  $    55,640
                                                 ===========   ===========   ===========   ===========   ===========   -----------

                       See Notes to Financial Statements
                                      -33-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

   ASSET MANAGER PORTFOLIO - INITIAL CLASS         CONTRAFUND(R)PORTFOLIO - SERVICE CLASS
----------------------------------------------   ------------------------------------------
     2001            2000               1999       2001           2000            1999
     ----            ----               ----       ----           ----            ----

$    72,093       $    45,852      $    24,946   $      --      $       --       $      --
-----------       -----------      -----------   ---------      ----------       ---------

     15,957            12,776            7,891         479              --              --
      1,838             1,595              987           6              --              --
-----------       -----------      -----------   ---------      ----------       ---------

     17,795            14,371            8,878         485              --              --
-----------       -----------      -----------   ---------      ----------       ---------

     54,298            31,481           16,068        (485)             --              --
-----------       -----------      -----------   ---------      ----------       ---------

     27,035           108,026           31,598          --              --              --
    (24,880)           (9,416)           5,106      (1,459)             --              --
-----------       -----------      -----------   ---------      ----------       ---------

      2,155            98,610           36,704      (1,459)             --              --
-----------       -----------      -----------   ---------      ----------       ---------

   (148,441)         (198,127)          54,537       6,343              --              --
-----------       -----------      -----------   ---------      ----------       ---------

$   (91,988)      $   (68,036)     $   107,309   $   4,399      $        --      $      --
===========       ===========      ===========   =========      ===========      =========

                       See Notes to Financial Statements
                                      -34-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              For the years ended December 31, 2001, 2000 and 1999

                                                                 COMBINED
                                          ----------------------------------------------------
                                               2001                2000               1999
                                               ----                ----               ----
INVESTMENT INCOME:
  Dividends ............................  $    3,070,419       $   1,577,624      $    668,492
                                          --------------       -------------      ------------

EXPENSES:
  Insurance charges ....................       1,427,325             822,578           397,527
  Administrative charges ...............         133,308             100,285            49,690
                                          --------------       -------------      ------------

    Total expenses .....................       1,560,633             922,863           447,217
                                          --------------       -------------      ------------

      Net investment income (loss) .....       1,509,786             654,761           221,275
                                          --------------       -------------      ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution .........       7,636,631           4,580,900         1,514,493
    Realized gain (loss) on sale of
       investments .....................     (26,187,747)            198,459         7,153,906
                                          --------------       -------------      ------------

      Realized gain (loss) .............     (18,551,116)          4,779,359         8,668,399
                                          --------------       -------------      ------------

    Change in unrealized gain (loss)
      on investments ...................        (171,720)        (13,112,952)        3,892,378
                                          --------------       -------------      ------------

  Net increase (decrease) in net assets
     resulting from operations .........  $  (17,213,050)      $  (7,678,832)     $ 12,782,052
                                          ==============       =============      ============

                       See Notes to Financial Statements
                                      -35-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2002 AND 1999

                                                         CAPITAL APPRECIATION FUND                   MANAGED ASSETS TRUST
                                                 ---------------------------------------   ---------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
OPERATIONS:
  Net investment income (loss) ................  $   (71,142)  $  (158,918   $   (72,327)  $    36,765   $    11,200   $     6,123
  Realized gain (loss) ........................   (8,284,394      (200,541)    3,284,203        92,894       137,687        36,942
  Change in unrealized gain (loss)
    on investments ............................    3,235,201    (4,388,345)      836,422      (237,915)     (187,340)       45,413
                                                 -----------   -----------   -----------   -----------   -----------   -----------

  Net increase (decrease) in net assets
    resulting from operations .................   (5,120,335)   (4,747,804)    4,048,298      (108,256)      (38,453)       88,478
                                                 -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant premium payments ................    8,361,561     7,256,231     3,269,696     1,042,432       478,917       216,077
  Participant transfers from other
    Travelers accounts ........................   82,958,857    89,110,836   149,612,053       245,668       192,395       243,370
  Administrative charges ......................           --            --            --            --            --            --
  Contract surrenders .........................   (2,864,84)    (2,016,007)     (887,296)     (320,823)     (137,621)      (63,543)
  Participant transfers to other
    Travelers accounts ........................  (82,619,276)  (87,838,731) (145,074,599)    (134,663)      (31,147)      (14,357)
  Other payments to participants ..............       (3,238)      (13,013)           --        (1,922)         (122)           --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........    5,833,060     6,499,316     6,919,854       830,692       502,422       381,547
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Net increase (decrease) in net assets ...      712,725     1,751,512    10,968,152       722,436       463,969       470,025

NET ASSETS:
    Beginning of year .........................   17,620,018    15,868,506     4,900,354     1,400,542       936,573       466,548
                                                 -----------   -----------   -----------   -----------   -----------   -----------
    End of year ...............................  $18,332,743   $17,620,018   $15,868,506   $ 2,122,978   $ 1,400,542   $   936,573
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -36-

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS -- CONTINUED
              For the years ended December 31, 2001, 2000 and 1999

                                                         MONEY MARKET PORTFOLIO              PREMIER GROWTH PORTFOLIO - CLASS B
                                                 ---------------------------------------   ---------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
OPERATIONS:
  Net investment income (loss) ................  $ 1,012,001   $   654,374   $   170,638   $      (580)  $        --   $        --
  Realized gain (loss) ........................           --            --            --           221            --            --
  Change in unrealized gain (loss)
    on investments ............................           --            --            --        14,850            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations ...............    1,012,001       654,374       170,638        14,491            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant premium payments ................   67,101,062    38,781,190    18,371,838       388,532            --            --
  Participant transfers from other
    Travelers accounts ........................  439,484,396   447,830,636   218,183,818        78,198            --            --
  Administrative charges ......................           --            --            --            --            --            --
  Contract surrenders .........................   (4,201,863)   (1,683,489)     (764,210)      (17,836)           --            --
  Participant transfers to other
    Travelers accounts ........................  (466,265,105) (465,330,420) (230,114,295)     (24,286)           --            --
  Other payments to participants ..............           (3)           --            --            --            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........   36,118,487    19,597,917     5,677,151       424,608            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Net increase (decrease) in net assets ...   37,130,488    20,252,291     5,847,789       439,099            --            --

NET ASSETS:
    Beginning of year .........................   27,918,835     7,666,544     1,818,755            --            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------
    End of year ...............................  $65,049,323   $27,918,835   $ 7,666,544   $   439,099   $        --   $        --
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                      See Notes to Financial Statements
                                      -37-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

       GLOBAL GROWTH FUND - CLASS 2               GROWTH FUND - CLASS 2
---------------------------------------   --------------------------------------
    2001          2000          1999          2001          2000         1999
    ----          ----          ----          ----          ----         ----

$      (626)  $        --   $        --   $    (2,163)  $        --   $       --
     (2,251)           --            --        (2,620)           --           --

      9,559            --            --        66,565            --           --
-----------   -----------   -----------   -----------   -----------   ----------

      6,682            --            --        61,782            --           --
-----------   -----------   -----------   -----------   -----------   ----------

    188,963            --            --       946,000            --           --

    215,789            --            --       595,393            --           --
         --            --            --            --            --           --
    (25,050)           --            --       (69,265)           --           --

     (2,886)           --            --      (244,881)           --           --
         --            --            --            --            --           --
-----------   -----------   -----------   -----------   -----------   ----------

    376,816            --            --     1,227,247            --           --
-----------   -----------   -----------   -----------   -----------   ----------

    383,498            --            --     1,289,029            --           --

         --            --            --            --            --           --
-----------   -----------   -----------   -----------   -----------   ----------
$   383,498   $        --   $        --   $ 1,289,029   $        --   $       --
===========   ===========   ===========   ===========   ===========   ==========

                      See Notes to Financial Statements
                                      -38-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                       GROWTH-INCOME FUND - CLASS 2              AYCO LARGE CAP GROWTH FUND I
                                                 ---------------------------------------   ---------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
OPERATIONS:
  Net investment income (loss) ................  $    (1,323)  $        --   $        --   $       951   $        --   $        --
  Realized gain (loss) ........................         (265)           --            --         5,132            --            --
  Change in unrealized gain (loss)
    on investments ............................       30,318            --            --        20,686            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations ...............       28,730            --            --        26,769            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant premium payments ................      357,627            --            --       477,698            --            --
  Participant transfers from other
    Travelers accounts ........................      575,539            --            --       384,356            --            --
  Administrative charges ......................           --            --            --            --            --            --
  Contract surrenders .........................      (47,417)           --            --       (14,349)           --            --
  Participant transfers to other
    Travelers accounts ........................       (7,833)           --            --      (222,950)           --            --
  Other payments to participants ..............           --            --            --            --            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........      877,916            --            --       624,755            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Net increase (decrease) in net assets ...      906,646            --            --       651,524            --            --

NET ASSETS:
    Beginning of year .........................           --            --            --            --            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------
    End of year ...............................  $   906,646   $        --   $        --   $   651,524   $        --   $        --
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                      See Notes to Financial Statements
                                      -39-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

          CREDIT SUISSE TRUST
      EMERGING MARKETS PORTFOLIO                 EAFE(R) EQUITY INDEX FUND
---------------------------------------   --------------------------------------
    2001          2000          1999          2001          2000         1999
    ----          ----          ----          ----          ----         ----

$       (86)  $        --   $        --   $   (19,202)  $    (9,509)  $   3,068
         79            --            --      (170,961)        6,862       6,242

      7,508            --            --      (430,361)     (179,101)      4,463
-----------   -----------   -----------   -----------   -----------   ---------

      7,501            --            --      (620,524)     (181,748)     13,773
-----------   -----------   -----------   -----------   -----------   ---------

     64,692            --            --     1,524,596       623,228       1,934

      2,376            --            --       693,297     1,259,264     332,711
         --            --            --            --            --           --
     (3,443)           --            --      (303,127)     (113,238)     (3,091)

       (832)           --            --      (632,769)      (70,952)     (7,434)
         --            --            --            --            --          --
-----------   -----------   -----------   -----------   -----------   ---------

     62,793            --            --     1,281,997     1,698,302     324,120
-----------   -----------   -----------   -----------   -----------   ---------

     70,294            --            --       661,473     1,516,554     337,893

         --            --            --     1,854,447       337,893          --
-----------   -----------   -----------   -----------   -----------   ---------
$    70,294   $        --   $        --   $ 2,515,920   $ 1,854,447   $ 337,893
===========   ===========   ===========   ===========   ===========   =========

                      See Notes to Financial Statements
                                      -40-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                          SMALL CAP INDEX FUND                   DREYFUS STOCK INDEX FUND
                                                 -------------------------------------   -----------------------------------------
                                                     2001         2000         1999          2001          2000          1999
                                                     ----         ----         ----          ----          ----          ----
OPERATIONS:
  Net investment income (loss) ................  $     (990)  $   (5,630)  $       842   $     38,703   $      9,511   $      9,730
  Realized gain (loss) ........................     118,775        3,463         2,573     (2,351,059)       186,518      1,053,392
  Change in unrealized gain (loss)
    on investments ............................     (51,682)     (42,264)        6,119        436,005       (940,997)       542,899
                                                 ----------   ----------   -----------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations ...............      66,103      (44,431)        9,534     (1,876,351)      (744,968)     1,606,021
                                                 ----------   ----------   -----------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ................   1,297,641      529,370            23      5,656,987      4,647,403      2,381,601
  Participant transfers from other
    Travelers accounts ........................     907,021      749,281       140,318    124,285,790    185,924,941    108,487,595
  Administrative charges ......................          --           --            --             --             --             --
  Contract surrenders .........................    (287,347)     (72,492)       (2,384)    (2,102,981)    (1,315,709)      (735,493)
  Participant transfers to other
    Travelers accounts ........................    (249,092)     (31,403)           (1)  (123,461,717)  (185,957,456)  (108,443,070)
  Other payments to participants ..............          --           --            --         (2,131)        (8,967)        (1,247)
                                                 ----------   ----------   -----------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ........   1,668,223    1,174,756       137,956      4,375,948      3,290,212      1,689,386
                                                 ----------   ----------   -----------   ------------   ------------   ------------

      Net increase (decrease) in net assets ...   1,734,326    1,130,325       147,490      2,499,597      2,545,244      3,295,407

NET ASSETS:
    Beginning of year .........................   1,277,815      147,490            --     13,152,205     10,606,961      7,311,554
                                                 ----------   ----------   -----------   ------------   ------------   ------------
    End of year ...............................  $3,012,141   $1,277,815   $   147,490   $ 15,651,802   $ 13,152,205   $ 10,606,961
                                                 ==========   ==========   ===========   ============   ============   ============

                      See Notes to Financial Statements
                                      -41-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

 SMALL CAP PORTFOLIO - INITIAL CLASS        FRANKLIN SMALL CAP FUND - CLASS 2
---------------------------------------   --------------------------------------
    2001          2000          1999          2001          2000         1999
    ----          ----          ----          ----          ----         ----

$       258   $        --   $        --   $      (463)  $        --   $       --
     25,780            --            --          (261)           --           --

      7,160            --            --        24,112            --           --
-----------   -----------   -----------   -----------   -----------   ----------

     33,198            --            --        23,388            --           --
-----------   -----------   -----------   -----------   -----------   ----------

    557,991            --            --       439,406            --           --

     56,643            --            --        47,418            --           --
         --            --            --            --            --           --
    (24,307)           --            --       (15,888)           --           --

   (175,822)           --            --      (176,403)           --           --
         --            --            --            --            --           --
-----------   -----------   -----------   -----------   -----------   ----------

    414,505            --            --       294,533            --           --
-----------   -----------   -----------   -----------   -----------   ----------

    447,703            --            --       317,921            --           --

         --            --            --            --            --           --
-----------   -----------   -----------   -----------   -----------   ----------
$   447,703   $        --   $        --   $   317,921   $        --   $       --
===========   ===========   ===========   ===========   ===========   ==========

                      See Notes to Financial Statements
                                      -42-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                                             TEMPLETON GLOBAL INCOME SECURITIES
                                                 TEMPLETON ASSET STRATEGY FUND - CLASS 1                FUND - CLASS 1
                                                 ---------------------------------------   ---------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
OPERATIONS:
  Net investment income (loss) ................  $     6,128   $    18,268   $    11,306   $     7,196   $    10,755   $     5,879
  Realized gain (loss) ........................       52,907       197,289       110,652        (1,537)       (2,402)       (5,420)
  Change in unrealized gain (loss)
    on investments ............................     (201,847)     (222,593)       88,719        (1,415)        3,160       (12,681)
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations ...............     (142,812)       (7,036)      210,677         4,244        11,513       (12,222)
                                                 -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant premium payments ................      234,301       293,058       298,633        44,538        45,640       142,532
  Participant transfers from other
    Travelers accounts ........................       15,594       152,940       153,923        18,941        20,370        24,612
  Administrative charges ......................           --            --            --            --            --            --
  Contract surrenders .........................     (224,699)     (134,670)     (114,783)      (34,875)      (33,456)      (13,578)
  Participant transfers to other
    Travelers accounts ........................     (167,158)      (86,219)      (84,066)         (970)       (8,042)     (111,452)
  Other payments to participants ..............       (2,883)       (6,278)           --        (5,758)         (242)           --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........     (144,845)      218,831       253,707        21,876        24,270        42,114
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Net increase (decrease) in net assets ...     (287,657)      211,795       464,384        26,120        35,783        29,892

NET ASSETS:
    Beginning of year .........................    1,458,970     1,247,175       782,791       262,964       227,181       197,289
                                                 -----------   -----------   -----------   -----------   -----------   -----------
    End of year ...............................  $ 1,171,313   $ 1,458,970   $ 1,247,175   $   289,084   $   262,964   $   227,181
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                      See Notes to Financial Statements
                                      -43-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

  TEMPLETON GROWTH SECURITIES FUND -             EQUITY INDEX PORTFOLIO -
                 CLASS 1                              CLASS I SHARES
---------------------------------------   --------------------------------------
    2001          2000          1999          2001          2000         1999
    ----          ----          ----          ----          ----         ----

$    35,821   $    (8,873)  $    13,365   $       378   $    (2,194)  $    (171)
    718,055       949,890     1,140,368       (76,946)          837         136

    (54,812)      (16,788)       59,610       (13,797)      (82,289)      8,217
-----------   -----------   -----------   -----------   -----------   ---------

    699,064       924,229     1,213,343       (90,365)      (83,646)      8,182
-----------   -----------   -----------   -----------   -----------   ---------

  1,285,987     1,057,306       586,856     2,989,420       619,369         662

389,379,732   271,223,149   100,975,933     3,675,231       428,876     109,725
         --            --            --            --            --           --
   (578,938)     (421,352)     (241,745)     (644,870)     (103,049)     (7,889)

(389,790,726) (271,330,883) (101,379,349)    (775,840)       (6,766)        (63)
    (12,674)         (541)           --            --            --          --
-----------   -----------   -----------   -----------   -----------   ---------

    283,381       527,679       (58,305)    5,243,941       938,430     102,435
-----------   -----------   -----------   -----------   -----------   ---------

    982,445     1,451,908     1,155,038     5,153,576       854,784     110,617

  4,891,739     3,439,831     2,284,793       965,401       110,617          --
-----------   -----------   -----------   -----------   -----------   ---------
$ 5,874,184   $ 4,891,739   $ 3,439,831   $ 6,118,977   $   965,401   $ 110,617
===========   ===========   ===========   ===========   ===========   =========

                      See Notes to Financial Statements
                                      -44-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                                                 AGGRESSIVE GROWTH PORTFOLIO -
                                                       FUNDAMENTAL VALUE PORTFOLIO                      SERVICE SHARES
                                                 ---------------------------------------   ---------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
OPERATIONS:
  Net investment income (loss) ................  $    (8,106)  $    13,649   $    14,158   $   (20,639)  $      (312)  $        --
  Realized gain (loss) ........................      449,203        94,439        36,710    (1,318,287)       (1,427)           --
  Change in unrealized gain (loss)
    on investments ............................     (606,172)      190,496       137,539       481,717      (425,044)           --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations ...............     (165,075)      298,584       188,407      (857,209)     (426,783)           --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant premium payments ................    4,660,611       563,974       302,453     2,344,623     1,524,869            --
  Participant transfers from other
    Travelers accounts ........................    3,359,490       344,698       174,995    25,012,594       644,986            --
  Administrative charges ......................           --            --            --            --            --            --
  Contract surrenders .........................     (718,672)     (105,698)      (60,556)     (436,610)      (59,852)           --
  Participant transfers to other
    Travelers accounts ........................   (1,050,717)      (56,350)      (60,689)  (24,789,880)      (43,639)           --
  Other payments to participants ..............      (17,571)           --            --            --            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........    6,233,141       746,624       356,203     2,130,727     2,066,364            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Net increase (decrease) in net assets ...    6,068,066     1,045,208       544,610     1,273,518     1,639,581            --

NET ASSETS:
    Beginning of year .........................    2,392,303     1,347,095       802,485     1,639,581            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------
    End of year ...............................  $ 8,460,369   $ 2,392,303   $ 1,347,095   $ 2,913,099   $ 1,639,581   $        --
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                      See Notes to Financial Statements
                                      -45-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

     GLOBAL TECHNOLOGY PORTFOLIO -             WORLDWIDE GROWTH PORTFOLIO -
             SERVICE SHARES                            SERVICE SHARES
---------------------------------------   --------------------------------------
    2001          2000          1999          2001          2000         1999
    ----          ----          ----          ----          ----         ----

$    (4,087)  $     6,645   $        --   $   (13,551)  $    (1,158)  $       --
   (511,711)       (1,304)           --       (74,628)        1,146           --

   (146,773)     (345,035)           --      (578,837)     (116,398)          --
-----------   -----------   -----------   -----------   -----------   ----------

   (662,571)     (339,694)           --      (667,016)     (116,410)          --
-----------   -----------   -----------   -----------   -----------   ----------

  2,286,524     1,087,815            --     4,690,393       393,662           --

    283,488       786,813            --       823,428       781,553           --
         --            --            --            --            --           --
 (2,147,584)      (51,385)           --    (1,154,876)      (45,607)          --

    (76,895)      (16,577)           --      (257,820)      (40,008)          --
         --            --            --            --            --           --
-----------   -----------   -----------   -----------   -----------   ----------

    345,533     1,806,666            --     4,101,125     1,089,600           --
-----------   -----------   -----------   -----------   -----------   ----------

   (317,038)    1,466,972            --     3,434,109       973,190           --

  1,466,972            --            --       973,190            --           --
-----------   -----------   -----------   -----------   -----------   ----------
$ 1,149,934   $ 1,466,972   $        --   $ 4,407,299   $   973,190   $       --
===========   ===========   ===========   ===========   ===========   ==========

                      See Notes to Financial Statements
                                      -46-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                                            PUTNAM VT INTERNATIONAL GROWTH FUND -
                                                       TOTAL RETURN BOND PORTFOLIO                      CLASS IB SHARES
                                                 ---------------------------------------   ---------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
OPERATIONS:
  Net investment income (loss) ................  $    17,636   $        --   $        --   $      (810)  $        --   $        --
  Realized gain (loss) ........................       66,654            --            --        (2,477)           --            --
  Change in unrealized gain (loss)
    on investments ............................      (54,143)           --            --        12,413            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations ...............       30,147            --            --         9,126            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant premium payments ................    4,056,524            --            --       562,805            --            --
  Participant transfers from other
    Travelers accounts ........................      731,694            --            --       200,731            --            --
  Administrative charges ......................           --            --            --            --            --            --
  Contract surrenders .........................     (114,532)           --            --       (24,153)           --            --
  Participant transfers to other
    Travelers accounts ........................   (2,519,301)           --            --      (284,751)           --            --
  Other payments to participants ..............           --            --            --            --            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........    2,154,385            --            --       454,632            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Net increase (decrease) in net assets ...    2,184,532            --            --       463,758            --            --

NET ASSETS:
    Beginning of year .........................           --            --            --            --            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------
    End of year ...............................  $ 2,184,532   $        --   $        --   $   463,758   $        --   $        --
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                      See Notes to Financial Statements
                                      -47-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

      PUTNAM VT VOYAGER II FUND -
             CLASS IB SHARES                    CONVERTIBLE BOND PORTFOLIO
---------------------------------------   --------------------------------------
    2001          2000          1999          2001          2000         1999
    ----          ----          ----          ----          ----         ----

$       (89)  $        --   $        --   $     1,567   $        --   $       --
       (102)           --            --         3,266            --           --

      1,950            --            --        (3,686)           --           --
-----------   -----------   -----------   -----------   -----------   ----------

      1,759            --            --         1,147            --           --
-----------   -----------   -----------   -----------   -----------   ----------

     55,222            --            --       210,599            --           --

     10,370            --            --       229,169            --           --
         --            --            --            --            --           --
     (1,857)           --            --       (16,446)           --           --

     (3,995)           --            --        (6,563)           --           --
         --            --            --            --            --           --
-----------   -----------   -----------   -----------   -----------   ----------

     59,740            --            --       416,759            --           --
-----------   -----------   -----------   -----------   -----------   ----------

     61,499            --            --       417,906            --           --

         --            --            --            --            --           --
-----------   -----------   -----------   -----------   -----------   ----------
$    61,499   $        --   $        --   $   417,906   $        --   $       --
===========   ===========   ===========   ===========   ===========   ==========

                      See Notes to Financial Statements
                                      -48-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                         EQUITY INCOME PORTFOLIO                     LARGE CAP PORTFOLIO
                                                 ---------------------------------------   ---------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
OPERATIONS:
  Net investment income (loss) ................  $     9,973   $        --   $        --   $     1,109   $        --   $        --
  Realized gain (loss) ........................       (7,207)           --            --           282            --            --
  Change in unrealized gain (loss)
    on investments ............................       30,570            --            --         5,833            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations ...............       33,336            --            --         7,224            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant premium payments ................    1,322,802            --            --       347,621            --            --
  Participant transfers from other
    Travelers accounts ........................      336,598            --            --        34,325            --            --
  Administrative charges ......................           --            --            --            --            --            --
  Contract surrenders .........................      (56,950)           --            --       (18,097)           --            --
  Participant transfers to other
    Travelers accounts ........................     (462,855)           --            --       (13,450)           --            --
  Other payments to participants ..............           --            --            --            --            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........    1,139,595            --            --       350,399            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Net increase (decrease) in net assets ...    1,172,931            --            --       357,623            --            --

NET ASSETS:
    Beginning of year .........................           --            --            --            --            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------
    End of year ...............................  $ 1,172,931   $        --   $        --   $   357,623   $        --   $        --
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                      See Notes to Financial Statements
                                      -49-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

     MFS MID CAP GROWTH PORTFOLIO          U.S. GOVERNMENT SECURITIES PORTFOLIO
---------------------------------------   --------------------------------------
    2001          2000          1999          2001          2000         1999
    ----          ----          ----          ----          ----         ----

$      (993)  $        --   $        --   $    88,519   $    40,175   $  (5,611)
     24,076            --            --         4,169        (2,748)     (2,240)

     (9,176)           --            --       (18,569)       86,825     (23,780)
-----------   -----------   -----------   -----------   -----------   ---------

     13,907            --            --        74,119       124,252     (31,631)
-----------   -----------   -----------   -----------   -----------   ---------

    280,061            --            --     1,147,369       315,724     134,083

    256,646            --            --     2,621,866       215,256     246,413
         --            --            --            --            --           --
    (34,013)           --            --      (305,598)      (84,521)    (30,946)

     (5,754)           --            --      (349,379)      (59,631)    (30,641)
         --            --            --            --            --          --
-----------   -----------   -----------   -----------   -----------   ---------

    496,940            --            --     3,114,258       386,828     318,909
-----------   -----------   -----------   -----------   -----------   ---------

    510,847            --            --     3,188,377       511,080     287,278

         --            --            --     1,370,747       859,667     572,389
-----------   -----------   -----------   -----------   -----------   ---------
$   510,847   $        --   $        --   $ 4,559,124   $ 1,370,747   $ 859,667
===========   ===========   ===========   ===========   ===========   =========

                      See Notes to Financial Statements
                                      -50-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                                               ZERO COUPON BOND FUND PORTFOLIO
                                                           UTILITIES PORTFOLIO                           SERIES 2000
                                                 ---------------------------------------   ---------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
OPERATIONS:
  Net investment income (loss) ................  $     9,878   $     6,127   $     2,011   $        --   $    10,873   $      (398)
  Realized gain (loss) ........................          424         3,706         9,995            --        (8,012)          (59)
  Change in unrealized gain (loss)
    on investments ............................     (283,185)      135,674       (12,672)           --           175         1,592
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations ...............     (272,883)      145,507          (666)           --         3,036         1,135
                                                 -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant premium payments ................      149,844       131,201        84,903            --       103,184         5,680
  Participant transfers from other
    Travelers accounts ........................      160,090       580,591        92,153            --        13,350        19,836
  Administrative charges ......................           --            --            --            --            --            --
  Contract surrenders .........................     (110,738)      (49,014)      (16,064)           --        (3,526)       (1,879)
  Participant transfers to other
    Travelers accounts ........................     (284,042)      (14,694)      (22,055)           --      (174,770)           (5)
  Other payments to participants ..............       (7,900)          (67)           --            --            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........      (92,746)      648,017       138,937            --       (61,762)       23,632
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Net increase (decrease) in net assets ...     (365,629)      793,524       138,271            --       (58,726)       24,767

NET ASSETS:
    Beginning of year .........................    1,032,516       238,992       100,721            --        58,726        33,959
                                                 -----------   -----------   -----------   -----------   -----------   -----------
    End of year ...............................  $   666,887   $ 1,032,516   $   238,992   $        --   $        --   $    58,726
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                      See Notes to Financial Statements
                                      -51-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

    ZERO COUPON BOND FUND PORTFOLIO
             SERIES 2005                  AIM CAPITAL APPRECIATION PORTFOLIO
----------------------------------   ------------------------------------------
   2001         2000       1999           2001           2000           1999
   ----         ----       ----           ----           ----           ----

$   69,439   $   28,261   $ (1,052)  $    (75,059)  $    (66,595)  $    (30,177)
    24,325         (118)      (203)    (2,852,543)       514,416      1,235,534

    (3,589)      69,296     (5,480)       110,394       (674,154)       462,760
----------   ----------   --------   ------------   ------------   ------------

    90,175       97,439     (6,735)    (2,817,208)      (226,333)     1,668,117
----------   ----------   --------   ------------   ------------   ------------

   687,791       49,906     30,951      4,217,950      2,220,198      2,273,185

   707,991      944,363     73,021    179,039,488    226,273,049    133,209,337
        --           --         --             --             --             --
  (205,408)     (27,604)    (9,508)    (1,081,608)      (592,945)      (238,987)

  (189,594)     (28,657)      (184)  (178,232,882)  (225,000,182)  (134,410,175)
        --         (367)        --         (6,808)            --             --
----------   ----------   --------   ------------   ------------   ------------

 1,000,780      937,641     94,280      3,936,140      2,900,120        833,360
----------   ----------   --------   ------------   ------------   ------------

 1,090,955    1,035,080     87,545      1,118,932      2,673,787      2,501,477

 1,200,767      165,687     78,142      7,228,152      4,554,365      2,052,888
----------   ----------   --------   ------------   ------------   ------------
$2,291,722   $1,200,767   $165,687   $  8,347,084   $  7,228,152   $  4,554,365
==========   ==========   ========   ============   ============   ============

                      See Notes to Financial Statements
                                      -52-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                        ALLIANCE GROWTH PORTFOLIO                 MFS TOTAL RETURN PORTFOLIO
                                                 ---------------------------------------   ---------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
OPERATIONS:
  Net investment income (loss) ................  $   (91,254)  $   (88,134)  $   (22,219)  $   116,187   $    53,228   $    23,693
  Realized gain (loss) ........................     (763,764)      782,854     1,091,570       220,432        98,940        98,113
  Change in unrealized gain (loss)
    on investments ............................   (1,191,839)   (3,229,982)      676,331      (352,004)      356,937      (105,092)
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations ...............   (2,046,857)   (2,535,262)    1,745,682       (15,385)      509,105        16,714
                                                 -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant premium payments ................    5,762,359     3,656,943     1,910,552     4,751,581       859,196       676,530
  Participant transfers from other
    Travelers accounts ........................   19,670,577    21,111,006    19,153,955     2,085,719       732,553       546,504
  Administrative charges ......................           --            --            --            --            --            --
  Contract surrenders .........................   (1,924,902)   (1,015,803)     (517,827)     (996,153)     (255,995)     (127,200)
  Participant transfers to other
    Travelers accounts ........................  (18,661,790)  (21,097,434)  (14,701,709)     (534,442)     (206,793)      (97,877)
  Other payments to participants ..............       (3,350)         (182)       (1,346)      (16,890)           --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........    4,842,894     2,654,530     5,843,625     5,289,815     1,128,961       997,957
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Net increase (decrease) in net assets ...    2,796,037       119,268     7,589,307     5,274,430     1,638,066     1,014,671

NET ASSETS:
    Beginning of year .........................   11,709,743    11,590,475     4,001,168     4,158,277     2,520,211     1,505,540
                                                 -----------   -----------   -----------   -----------   -----------   -----------
    End of year ...............................  $14,505,780   $11,709,743   $11,590,475   $ 9,432,707   $ 4,158,277   $ 2,520,211
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                      See Notes to Financial Statements
                                      -53-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                        SMITH BARNEY
  PUTNAM DIVERSIFIED INCOME PORTFOLIO           AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------   --------------------------------------
    2001          2000          1999          2001          2000         1999
    ----          ----          ----          ----          ----         ----
$   116,862   $    46,233   $      (232)  $    (5,558)  $        --   $       --
    (29,827)        3,536            11          (850)           --           --

    (49,029)      (53,650)        3,475       112,126            --           --
-----------   -----------   -----------   -----------   -----------   ----------

     38,006        (3,881)        3,254       105,718            --           --
-----------   -----------   -----------   -----------   -----------   ----------

    562,999        70,535            35     1,548,057            --           --

    753,970       596,730       457,889     1,355,483            --           --
         --            --            --            --            --           --
   (217,452)      (27,128)       (1,167)     (102,222)           --           --

   (320,451)       (5,410)          (12)     (160,120)           --           --
         --            --            --            --            --           --
-----------   -----------   -----------   -----------   -----------   ----------

    779,066       634,727       456,745     2,641,198            --           --
-----------   -----------   -----------   -----------   -----------   ----------

    817,072       630,846       459,999     2,746,916            --           --

  1,090,845       459,999            --            --            --           --
-----------   -----------   -----------   -----------   -----------   ----------
$ 1,907,917   $ 1,090,845   $   459,999   $ 2,746,916   $        --   $       --
===========   ===========   ===========   ===========   ===========   ==========

                      See Notes to Financial Statements
                                      -54-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                                                  SMITH BARNEY INTERNATIONAL
                                                   SMITH BARNEY HIGH INCOME PORTFOLIO              ALL CAP GROWTH PORTFOLIO
                                                 ---------------------------------------   ---------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
OPERATIONS:
  Net investment income (loss) ................  $   124,460   $    43,696   $    29,133   $       (82)  $        --   $        --
  Realized gain (loss) ........................      (39,501)      (12,984)       (7,434)       (4,837)           --            --
  Change in unrealized gain (loss)
    on investments ............................     (152,502)      (85,263)      (13,285)          160            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations ...............      (67,543)      (54,551)        8,414        (4,759)           --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant premium payments ................      584,248       214,970       118,579        30,882            --            --
  Participant transfers from other
    Travelers accounts ........................      782,055        70,901        62,015       131,319            --            --
  Administrative charges ......................           --            --            --            --            --            --
  Contract surrenders .........................     (147,774)      (49,906)      (46,331)         (895)           --            --
  Participant transfers to other
    Travelers accounts ........................     (145,253)      (73,891)      (67,121)      (95,432)           --            --
  Other payments to participants ..............       (5,465)           --            --            --            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........    1,067,811       162,074        67,142        65,874            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Net increase (decrease) in net assets ...    1,000,268       107,523        75,556        61,115            --            --

NET ASSETS:
    Beginning of year .........................      663,235       555,712       480,156            --            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------
    End of year ...............................  $ 1,663,503   $   663,235   $   555,712   $    61,115   $        --   $        --
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                      See Notes to Financial Statements
                                      -55-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                     SMITH BARNEY LARGE
SMITH BARNEY LARGE CAP VALUE PORTFOLIO       CAPITALIZATION GROWTH PORTFOLIO
---------------------------------------   --------------------------------------
    2001          2000          1999          2001          2000         1999
    ----          ----          ----          ----          ----         ----

$    34,248   $     8,066   $     2,917   $   (25,222)  $    (3,259)  $       --
     (6,492)       55,245        32,311      (283,179)       (1,271)          --

   (571,658)      317,761       (59,557)      (48,608)     (104,556)          --
-----------   -----------   -----------   -----------   -----------   ----------

   (543,902)      381,072       (24,329)     (357,009)     (109,086)          --
-----------   -----------   -----------   -----------   -----------   ----------

  3,801,762     1,090,856       567,119     2,670,264     1,150,926           --

  7,047,216     1,295,048       322,548     2,747,351       770,760           --
         --            --            --            --            --           --
   (903,770)     (235,477)      (99,055)     (453,134)      (50,364)          --

 (5,194,242)     (112,215)     (110,290)   (1,403,926)      (11,701)          --
         --        (1,194)           --            --            --           --
-----------   -----------   -----------   -----------   -----------   ----------

  4,750,966     2,037,018       680,322     3,560,555     1,859,621           --
-----------   -----------   -----------   -----------   -----------   ----------

  4,207,064     2,418,090       655,993     3,203,546     1,750,535           --

  4,099,856     1,681,766     1,025,773     1,750,535            --           --
-----------   -----------   -----------   -----------   -----------   ----------
$ 8,306,920   $ 4,099,856   $ 1,681,766   $ 4,954,081   $ 1,750,535   $       --
===========   ===========   ===========   ===========   ===========   ==========

                      See Notes to Financial Statements
                                      -56-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                         EMERGING GROWTH PORTFOLIO       EQUITY-INCOME PORTFOLIO - INITIAL CLASS
                                                 --------------------------------------  ----------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
OPERATIONS:
  Net investment income (loss) ................  $      (898)  $        --  $        --  $     45,654   $    34,398   $    14,888
  Realized gain (loss) ........................       (2,848)           --           --      (382,218)      557,788       174,833
  Change in unrealized gain (loss)
    on investments ............................       (7,827)           --           --      (183,377)       25,371        55,646
                                                 -----------   -----------  -----------  ------------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations ...............      (11,573)           --           --      (519,941)      617,557       245,367
                                                 -----------   -----------  -----------  ------------   -----------   -----------

UNIT TRANSACTIONS:
  Participant premium payments ................      234,247            --           --     1,529,531     2,328,216     1,765,268
  Participant transfers from other
    Travelers accounts ........................      235,934            --           --   221,290,517    20,173,510       639,875
  Administrative charges ......................           --            --           --            --            --            --
  Contract surrenders .........................      (19,120)           --           --    (1,480,226)     (890,045)     (730,264)
  Participant transfers to other
    Travelers accounts ........................       (8,466)           --           --  (216,583,295)  (17,510,069)     (275,030)
  Other payments to participants ..............           --            --           --        (1,388)       (8,402)       (1,151)
                                                 -----------   -----------  -----------  ------------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........      442,595            --           --     4,755,139     4,093,210     1,398,698
                                                 -----------   -----------  -----------  ------------   -----------   -----------

      Net increase (decrease) in net assets ...      431,022            --           --     4,235,198     4,710,767     1,644,065

NET ASSETS:
  Beginning of year ...........................           --            --           --    10,286,083     5,575,316     3,931,251
                                                 -----------   -----------  -----------  ------------   -----------   -----------
  End of year .................................  $   431,022   $        --  $        --  $ 14,521,281   $10,286,083   $ 5,575,316
                                                 ===========   ===========  ===========  ============   ===========   ===========

                      See Notes to Financial Statements
                                      -57-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

   GROWTH PORTFOLIO - INITIAL CLASS        HIGH INCOME PORTFOLIO - INITIAL CLASS
---------------------------------------   --------------------------------------
    2001          2000          1999          2001          2000         1999
    ----          ----          ----          ----          ----         ----

$   (97,541)  $   (78,716)  $   (31,143)  $   122,704   $    51,119   $  60,786
 (3,069,476)    1,398,263       340,305      (118,245)      (81,323)     (6,839)

    821,212    (2,754,515)    1,139,490      (205,158)     (252,206)      1,693
-----------   -----------   -----------   -----------   -----------   ---------

 (2,345,805)   (1,434,968)    1,448,652      (200,699)     (282,410)     55,640
-----------   -----------   -----------   -----------   -----------   ---------

  4,778,783     4,230,296     1,742,272       421,771        18,285     222,352

 24,953,546    44,602,243     1,801,905       376,689       681,091      83,218
         --            --            --            --            --           --
 (1,932,305)   (1,220,057)     (542,829)     (143,939)     (129,205)    (88,109)

(24,202,072)  (42,103,648)     (226,852)      (88,671)     (129,466)    (97,564)
    (14,246)         (749)       (1,337)       (2,719)       (5,576)         --
-----------   -----------   -----------   -----------   -----------   ---------

  3,583,706     5,508,085     2,773,159       563,131       435,129     119,897
-----------   -----------   -----------   -----------   -----------   ---------

  1,237,901     4,073,117     4,221,811       362,432       152,719     175,537

 10,912,246     6,839,129     2,617,318     1,048,283       895,564     720,027
-----------   -----------   -----------   -----------   -----------   ---------
$12,150,147   $10,912,246   $ 6,839,129   $ 1,410,715   $ 1,048,283   $ 895,564
===========   ===========   ===========   ===========   ===========   =========

                      See Notes to Financial Statements
                                      -58-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                 ASSET MANAGER PORTFOLIO - INITIAL CLASS   CONTRAFUND(R)PORTFOLIO - SERVICE CLASS
                                                 ---------------------------------------   ---------------------------------------
                                                     2001          2000          1999          2001          2000          1999
                                                     ----          ----          ----          ----          ----          ----
OPERATIONS:
  Net investment income (loss) ................  $    54,298   $    31,481   $    16,068   $      (485)  $        --   $        --
  Realized gain (loss) ........................        2,155        98,610        36,704        (1,459)           --            --
  Change in unrealized gain (loss)
    on investments ............................     (148,441)     (198,127)       54,537         6,343            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations ...............      (91,988)      (68,036)      107,309         4,399            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant premium payments ................      503,000       423,576       332,908       246,901            --            --
  Participant transfers from other
    Travelers accounts ........................      289,557       286,038       528,429        53,640            --            --
  Administrative charges ......................           --            --            --            --            --            --
  Contract surrenders .........................     (224,737)     (141,757)     (118,035)      (11,044)           --            --
  Participant transfers to other
    Travelers accounts ........................      (83,207)     (119,221)     (160,687)       (3,411)           --            --
  Other payments to participants ..............         (951)           --            --            --            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........      483,662       448,636       582,615       286,086            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------

      Net increase (decrease) in net assets ...      391,674       380,600       689,924       290,485            --            --

NET ASSETS:
    Beginning of year .........................    1,778,022     1,397,422       707,498            --            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------
    End of year ...............................  $ 2,169,696   $ 1,778,022   $ 1,397,422   $   290,485   $        --   $        --
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                      See Notes to Financial Statements
                                      -59-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                    COMBINED
------------------------------------------------
       2001            2000            1999
       ----            ----            ----

$    1,509,786      $    654,761    $    221,275
   (18,551,116)        4,779,359       8,668,399

      (171,720)      (13,112,952)      3,892,378
--------------    --------------   -------------

   (17,213,050)       (7,678,832)     12,782,052
--------------    --------------   -------------

   147,406,558        74,766,044      35,436,722

 1,539,201,780     1,317,797,227     735,676,151
            --                --              --
   (26,766,737)      (11,066,972)     (5,462,769)

(1,540,965,865)   (1,317,496,375)   (735,489,577)
      (105,897)          (45,700)         (5,081)
--------------    --------------   -------------

   118,769,839        63,954,224      30,155,446
--------------    --------------   -------------

   101,556,789        56,275,392      42,937,498

   135,604,289        79,328,897      36,391,399
  ------------      ------------    ------------
  $237,161,078      $135,604,289    $ 79,328,897
  ============      ============    ============

                      See Notes to Financial Statements
                                      -60-

                          NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Travelers  Fund UL II for Variable Life  Insurance  ("Fund UL II") is a
     separate  account of The  Travelers  Life and Annuity  Company  ("Travelers
     Life"), a wholly owned subsidiary of The Travelers  Insurance Company ("The
     Travelers"),  an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain  variable life insurance  contracts issued by
     Travelers Life. Fund UL II is registered  under the Investment  Company Act of 1940, as amended, as a unit investment trust. Fund UL II is comprised of
     The Travelers  MarketLife,  The Travelers  Variable  Survivorship Life, The
     Travelers  Variable  Survivorship  Life II,  The  Travelers  Variable  Life
     Accumulator and The Travelers Variable Life products.

     Participant  premium  payments applied to Fund UL II are invested in one or more sub-accounts in accordance with the selection made by the owner. As of
     December 31, 2001, the investments comprising Fund UL II were:

     Capital Appreciation Fund, Massachusetts business trust, affiliate of The
         Travelers
     Managed Assets Trust, Massachusetts business trust, affiliate of The
         Travelers
     Money Market Portfolio, Massachusetts business trust, affiliate of The
         Travelers
     Alliance Variable Product Series Fund, Inc.,
     Maryland business trust
         Premier Growth Portfolio - Class B
     American Variable Insurance Series, Massachusetts business trust
         Global Growth Fund - Class 2
         Growth Fund - Class 2
         Growth-Income Fund - Class 2
     Ayco Series Trusts, Massachusetts business trust
         Ayco Large Cap Growth Fund I
     Credit Suisse Warburg Pincus Trust, Massachusetts business trust
         Credit Suisse Trust Emerging Markets Portfolio
     Deutsche Asset Management VIT Funds, Massachusetts business trust
         EAFE(R) Equity Index Fund
         Small Cap Index Fund
     Dreyfus Stock Index Fund, Maryland business trust
     Dreyfus Variable Investment Fund, Maryland business trust
         Small Cap Portfolio - Initial Class
     Franklin Templeton Variable Insurance Products Trust, Massachusetts
     business trust
         Franklin Small Cap Fund - Class 2
         Templeton Asset Strategy Fund - Class 1
         Templeton Global Income Securities Fund - Class 1
         Templeton Growth Securities Fund - Class 1
     Greenwich Street Series Fund, Massachusetts business trust, affiliate of
     The Travelers
         Equity Index Portfolio - Class I Shares
         Fundamental Value Portfolio (formerly Total Return Portfolio)
     Janus Aspen Series, Delaware business trust
         Aggressive Growth Portfolio - Service Shares
         Global Technology Portfolio - Service Shares
         Worldwide Growth Portfolio - Service Shares
     PIMCO Variable Insurance Trust, Massachusetts business trust
         Total Return Bond Portfolio
     Putnam Variable Trust, Massachusetts business trust
         Putnam VT International Growth Fund - Class IB Shares
         Putnam VT Voyager II Fund - Class IB Shares
     The Travelers Series Trust, Massachusetts business trust, affiliate of The
     Travelers
         Convertible Bond Portfolio
         Equity Income Portfolio
         Large Cap Portfolio
         MFS Mid Cap Growth Portfolio
         U.S. Government Securities Portfolio
         Utilities Portfolio
         Zero Coupon Bond Fund Portfolio Series 2005

                                      -61-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Travelers Series Fund Inc., Maryland business trust, affiliate of The
         Travelers
         AIM Capital Appreciation Portfolio
         Alliance Growth Portfolio MFS Total Return Portfolio
         Putnam Diversified Income Portfolio
         Smith Barney Aggressive Growth Portfolio
         Smith Barney High Income Portfolio
         Smith Barney International All Cap Growth Portfolio
         Smith Barney Large Cap Value Portfolio
         Smith Barney Large Capitalization Growth Portfolio
     Van Kampen Life Investment Trust, Delaware business trust
         Emerging Growth Portfolio
     Variable Insurance Products Fund, Massachusetts business trust
         Equity-Income Portfolio - Initial Class
         Growth Portfolio - Initial Class
         High Income Portfolio - Initial Class
     Variable Insurance Products Fund II, Massachusetts business trust
         Asset Manager Portfolio - Initial Class
         Contrafund(R) Portfolio - Service Class

     Not all funds may be available in all states or to all contract owners.

     The following is a summary of significant  accounting policies consistently followed by Fund UL II in the preparation of its financial statements.

     SECURITY  VALUATION.  Investments  are valued daily at the net asset values per share of the underlying funds.

     SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date.  Income from  dividends and realized gain (loss)  distributions,  are recorded on the  ex-distribution  date.  In 2001,  net dividend  income and realized  gain  (loss)  distributions  were  disclosed  separately  as  net investment  income and realized  gain (loss) on the Statement of Changes in
     Net Assets.  Prior year  information has been  reclassified for comparative purposes.

     FEDERAL INCOME TAXES. The operations of Fund UL II form a part of the total operations of Travelers Life and are not taxed  separately.  Travelers Life is taxed as a life  insurance  company  under the Internal  Revenue Code of
     1986, as amended (the "Code").  Under  existing  federal income tax law, no taxes are payable on the investment income of Fund UL II. Fund UL II is not taxed as a "regulated investment company" under Subchapter M of the Code.

     FINANCIAL HIGHLIGHTS.  In 2001, Fund UL II adopted the financial highlights disclosure  recommended by the AICPA Audit Guide for Investment  Companies.
     It is comprised of the units,  unit values,  net assets,  investment income ratio,  expense  ratios and total  returns  for each  sub-account.  As each sub-account  offers  multiple  contract  charges,  certain  information  is provided  in  the  form  of  a  range.  In  certain  instances,  the  range information  may reflect  varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

     OTHER.   The  preparation  of  financial   statements  in  conformity  with
     accounting  principles  generally  accepted in the United States of America requires  management  to make  estimates  and  assumptions  that affect the reported  amounts of assets and  liabilities  and  disclosure of contingent assets and  liabilities  at the date of the  financial  statements  and the reported  amounts of revenues and  expenses  during the  reporting  period.
     Actual results could differ from those estimates.

                                      -62-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

2.   INVESTMENTS

     The aggregate  costs of purchases  and proceeds  from sales of  investments were  $1,558,564,680 and $1,428,939,362,  respectively,  for the year ended
     December 31, 2001.  Realized gains and losses from investment  transactions are reported on an average cost basis.  The cost of investments in eligible funds was $244,470,193 at December 31, 2001. Gross unrealized  appreciation for all  investments  at December 31, 2001 was $928,630.  Gross  unrealized depreciation for all investments at December 31, 2001 was $8,249,374.

3.   CONTRACT CHARGES

     Insurance  charges are paid for the  mortality and expense risks assumed by
     Travelers  Life and  administrative  charges  are  paid for  administrative expenses. Each business day, Travelers Life deducts a mortality and expense risk charge and, in some cases, an administrative expense charge, which are reflected in the calculation of unit values. The mortality and expense risk charge equals a maximum,  on an annual basis, of 0.85%, of the amounts held in each  variable  funding  option.  The  administrative  charge  equals  a maximum,  on an annual  basis,  0.10% of the amounts held in each  variable funding option.

     Price I contracts are broken down into three categories: for all MarketLife contracts  issued on or after July 12, 1995, and prior to May 1, 1998 where state approval for Enhanced  MarketLife  has been  received,  the insurance
     charges  are  0.80%  for  the  first  fifteen  policy  years,   then  0.45%
     thereafter;  for  MarketLife  contracts  issued after May 1, 1998 in states that had  approved  the  mortality  and expense  reduction,  the  insurance
     charges  are  0.80%  for  the  first  fifteen  policy  years,   then  0.25%
     thereafter;   and  for  all   Variable   Survivorship   Life  and  Variable
     Survivorship  Life II contracts,  the  insurance  charges are 0.80% for the first fifteen policy years, then 0.35%  thereafter.  For Price II contracts
     (all Travelers Variable Life Accumulator contracts),  the insurance charges are 0.65% for the first fifteen policy years,  then 0.20%  thereafter.  For
     Price III contracts (all Travelers Variable Life contracts),  the insurance
     charges  are  0.85%  for  the  first  fifteen  policy  years,   then  0.20%
     thereafter.

     Travelers  Life receives  contingent  surrender  charges on full or partial
     contract  surrenders.   Such  charges  are  computed  by  applying  various
     percentages to premiums and/or stated contract amounts (as described in the prospectus).  Travelers Life received  $499,579,  $263,149,  and $95,933 in satisfaction  of such  contingent  surrender  charges  for the years  ended
     December 31, 2001, 2000 and 1999, respectively.

                                      -63-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY

                                                      DECEMBER 31, 2001
                                             -----------------------------------
                                                            UNIT         NET
                                               UNITS        VALUE       ASSETS
                                             ----------    -------    ----------
Capital Appreciation Fund
  Price I .................................   3,916,129    $3.720    $14,566,889
  Price II ................................   2,352,159     0.570      1,341,528
  Price III ...............................   4,263,563     0.569      2,424,326

Managed Assets Trust
  Price I .................................     395,412     3.337      1,319,660
  Price II ................................     355,832     0.903        321,424
  Price III ...............................     535,097     0.901        481,894

Money Market Portfolio
  Price I .................................  21,467,395     1.805     38,760,051
  Price II ................................   3,913,540     1.061      4,154,093
  Price III ...............................  20,916,760     1.058     22,135,179

Alliance Variable Product Series Fund, Inc.
 Premier Growth Portfolio - Class B
  Price I .................................      67,319     0.889         59,864
  Price II ................................     169,754     0.874        148,291
  Price III ...............................     264,727     0.872        230,944

American Variable Insurance Series
 Global Growth Fund - Class 2
  Price I .................................     103,038     0.897         92,403
  Price II ................................      89,884     0.890         79,975
  Price III ...............................     237,600     0.889        211,120
 Growth Fund - Class 2
  Price I .................................     164,555     0.875        144,035
  Price II ................................     306,467     0.871        266,783
  Price III ...............................   1,010,213     0.869        878,211
 Growth-Income Fund - Class 2
  Price I .................................     117,391     0.961        112,853
  Price II ................................     156,171     0.980        153,022
  Price III ...............................     654,840     0.979        640,771

Ayco Series Trusts
 Ayco Large Cap Growth Fund I
  Price I .................................     353,701     0.862        304,796
  Price II ................................     309,970     0.860        266,555
  Price III ...............................      93,356     0.859         80,173

                                      -64-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                      DECEMBER 31, 2001
                                             -----------------------------------
                                                            UNIT         NET
                                               UNITS        VALUE       ASSETS
                                             ----------    -------    ----------
Credit Suisse Warburg Pincus Trust
 Credit Suisse Trust Emerging
 Markets Portfolio
  Price I ................................           --    $0.876    $        --
  Price II ...............................       50,172     0.893         44,799
  Price III ..............................       28,592     0.892         25,495

Deutsche Asset Management VIT Funds
 EAFE(R) Equity Index Fund
  Price I ................................    2,324,526     0.700      1,627,758
  Price II ...............................      411,478     0.663        273,007
  Price III ..............................      929,975     0.661        615,155
 Small Cap Index Fund
  Price I ................................    1,779,639     1.093      1,944,894
  Price II ...............................      289,688     0.951        275,526
  Price III ..............................      834,951     0.948        791,721

Dreyfus Stock Index Fund
  Price I ................................    4,723,342     2.599     12,275,618
  Price II ...............................      917,757     0.793        727,623
  Price III ..............................    3,350,718     0.790      2,648,561

Dreyfus Variable Investment Fund
 Small Cap Portfolio - Initial Class
  Price I ................................       53,276     0.971         51,717
  Price II ...............................      155,645     0.974        151,658
  Price III ..............................      251,089     0.973        244,328

Franklin Templeton Variable Insurance
Products Trust
 Franklin Small Cap Fund - Class 2
  Price I ................................        6,008     0.934          5,611
  Price II ...............................      102,649     0.943         96,834
  Price III ..............................      228,725     0.942        215,476
 Templeton Asset Strategy Fund - Class 1
  Price I ................................      660,405     1.774      1,171,313
 Templeton Global Income Securities
 Fund - Class 1
  Price I ................................      232,471     1.244        289,084
 Templeton Growth Securities Fund - Class 1
  Price I ................................    2,418,187     2.153      5,206,938
  Price II ...............................      181,517     1.020        185,237
  Price III ..............................      473,752     1.017        482,009

                                      -65-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                      DECEMBER 31, 2001
                                             -----------------------------------
                                                            UNIT         NET
                                               UNITS        VALUE       ASSETS
                                             ----------    -------    ----------
Greenwich Street Series Fund
 Equity Index Portfolio - Class I Shares
  Price I ................................    3,078,304    $0.868    $ 2,671,408
  Price II ...............................      692,272     0.795        550,070
  Price III ..............................    3,657,598     0.792      2,897,499
 Fundamental Value Portfolio
  Price I ................................    1,789,384     2.099      3,756,699
  Price II ...............................      937,994     1.059        992,954
  Price III ..............................    3,515,979     1.055      3,710,716

Janus Aspen Series
 Aggressive Growth Portfolio -
 Service Shares
  Price I ................................    1,443,406     0.405        584,253
  Price II ...............................    2,680,161     0.399      1,069,161
  Price III ..............................    3,167,433     0.398      1,259,685
 Global Technology Portfolio -
 Service Shares
  Price I ................................      766,884     0.419        321,004
  Price II ...............................    1,118,346     0.415        464,314
  Price III ..............................      880,887     0.414        364,616
 Worldwide Growth Portfolio -
 Service Shares
  Price I ................................    1,862,620     0.614      1,143,758
  Price II ...............................    2,321,933     0.630      1,463,285
  Price III ..............................    2,865,302     0.628      1,800,256

PIMCO Variable Insurance Trust
 Total Return Bond Portfolio
  Price I ................................      140,735     1.046        147,162
  Price II ...............................      226,268     1.060        239,931
  Price III ..............................    1,697,354     1.059      1,797,439

Putnam Variable Trust
 Putnam VT International Growth Fund -
 Class IB Shares
  Price I ................................       58,221     0.901         52,455
  Price II ...............................      124,010     0.868        107,622
  Price III ..............................      350,394     0.867        303,681
 Putnam VT Voyager II Fund - Class IB Shares
  Price I ................................           --     0.817             --
  Price II ...............................       32,015     0.825         26,403
  Price III ..............................       42,613     0.824         35,096

                                      -66-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                      DECEMBER 31, 2001
                                             -----------------------------------
                                                            UNIT         NET
                                               UNITS        VALUE       ASSETS
                                             ----------    -------    ----------
The Travelers Series Trust
 Convertible Bond Portfolio
  Price I .................................     103,314    $0.960    $    99,159
  Price II ................................     104,310     0.953         99,458
  Price III ...............................     230,297     0.952        219,289
 Equity Income Portfolio
  Price I .................................     188,428     0.941        177,288
  Price II ................................     113,652     0.952        108,150
  Price III ...............................     933,895     0.950        887,493
 Large Cap Portfolio
  Price I .................................          --     0.884             --
  Price II ................................     129,915     0.886        115,088
  Price III ...............................     274,147     0.885        242,535
 MFS Mid Cap Growth Portfolio
  Price I .................................      64,755     0.794         51,390
  Price II ................................     221,789     0.789        175,037
  Price III ...............................     360,875     0.788        284,420
 U.S. Government Securities Portfolio
  Price I .................................   1,517,998     1.593      2,417,689
  Price II ................................     292,792     1.147        335,937
  Price III ...............................   1,578,381     1.144      1,805,498
 Utilities Portfolio
  Price I .................................     362,968     1.837        666,887
 Zero Coupon Bond Fund Portfolio
 Series 2005
  Price I .................................   1,263,686     1.439      1,818,860
  Price II ................................      39,686     1.149         45,584
  Price III ...............................     373,123     1.145        427,278

Travelers Series Fund Inc.
 AIM Capital Appreciation Portfolio
  Price I .................................   4,572,375     1.302      5,951,776
  Price II ................................   1,658,816     0.619      1,026,284
  Price III ...............................   2,219,509     0.617      1,369,024
 Alliance Growth Portfolio
  Price I .................................   5,631,377     1.993     11,220,695
  Price II ................................   1,605,241     0.716      1,149,295
  Price III ...............................   2,992,171     0.714      2,135,790

                                      -67-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4. NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                      DECEMBER 31, 2001
                                             -----------------------------------
                                                            UNIT         NET
                                               UNITS        VALUE       ASSETS
                                             ----------    -------    ----------
Travelers Series Fund Inc. (continued)
 MFS Total Return Portfolio
  Price I .................................   2,648,344    $1.909    $ 5,054,669
  Price II ................................   1,448,564     1.120      1,623,092
  Price III ...............................   2,466,181     1.117      2,754,946
 Putnam Diversified Income Portfolio
  Price I .................................   1,286,064     1.031      1,325,541
  Price II ................................     201,758     1.024        206,526
  Price III ...............................     368,287     1.021        375,850
 Smith Barney Aggressive Growth Portfolio
  Price I .................................     419,717     0.916        384,654
  Price II ................................     813,106     0.959        779,370
  Price III ...............................   1,653,656     0.957      1,582,892
 Smith Barney High Income Portfolio
  Price I .................................     833,302     1.106        921,218
  Price II ................................     140,081     0.887        124,211
  Price III ...............................     699,161     0.884        618,074
 Smith Barney International All Cap
 Growth Portfolio
  Price I .................................      39,023     0.831         32,408
  Price II ................................      11,824     0.793          9,381
  Price III ...............................      24,390     0.792         19,326
 Smith Barney Large Cap Value Portfolio
  Price I .................................   2,799,158     1.750      4,899,628
  Price II ................................   1,280,774     1.024      1,311,999
  Price III ...............................   2,051,649     1.021      2,095,293
 Smith Barney Large Capitalization
 Growth Portfolio
  Price I .................................   1,878,636     0.756      1,421,144
  Price II ................................   1,356,589     0.763      1,035,174
  Price III ...............................   3,283,218     0.761      2,497,763

Van Kampen Life Investment Trust
 Emerging Growth Portfolio
  Price I .................................          --     0.849             --
  Price II ................................      76,207     0.828         63,066
  Price III ...............................     445,230     0.826        367,956

Variable Insurance Products Fund
 Equity-Income Portfolio - Initial Class
  Price I .................................   5,348,503     2.320     12,410,238
  Price II ................................     593,313     1.035        614,229
  Price III ...............................   1,450,219     1.032      1,496,814

                                      -68-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                      DECEMBER 31, 2001
                                             -----------------------------------
                                                            UNIT         NET
                                               UNITS        VALUE       ASSETS
                                             ----------    -------    ----------
Variable Insurance Products Fund (continued)
 Growth Portfolio - Initial Class
  Price I ..................................  4,007,201    $2.475    $ 9,917,140
  Price II .................................  1,113,675     0.699        778,000
  Price III ................................  2,089,114     0.696      1,455,007
 High Income Portfolio - Initial Class
  Price I ..................................    962,345     1.028        988,815
  Price II .................................    374,448     0.711        266,109
  Price III ................................    219,879     0.709        155,791

Variable Insurance Products Fund II
 Asset Manager Portfolio - Initial Class
  Price I ..................................  1,168,174     1.646      1,923,291
  Price II .................................     86,982     0.915         79,621
  Price III ................................    182,754     0.913        166,784
 Contrafund(R)Portfolio - Service Class
  Price I ..................................     30,973     0.946         29,313
  Price II .................................     61,776     0.957         59,148
  Price III ................................    211,283     0.956        202,024
                                                                     -----------

Net Contract Owners' Equity ................                        $237,161,078
                                                                     ===========

                                      -69-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.   STATEMENT OF INVESTMENTS

                                                                                     FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                           -------------------------------------------------------

INVESTMENTS                                                                   NO. OF          MARKET       COST OF       PROCEEDS
                                                                              SHARES          VALUE       PURCHASES     FROM SALES
                                                                           -----------     -----------   -----------   -----------
  CAPITAL APPRECIATION FUND (7.7%)
    Total (Cost $18,318,714)                                                   304,048     $18,334,079   $79,604,516   $74,240,018
                                                                           -----------     -----------   -----------   -----------

  MANAGED ASSETS TRUST (0.9%)
    Total (Cost $2,471,510)                                                    136,535       2,123,127     1,153,609       167,728
                                                                           -----------     -----------   -----------   -----------

  MONEY MARKET PORTFOLIO (27.4%)
    Total (Cost $65,024,642)                                                65,024,642      65,024,642   448,192,904   401,770,242
                                                                           -----------     -----------   -----------   -----------

  ALLIANCE VARIABLE PRODUCT SERIES FUND, INC. (0.2%)
    Premier Growth Portfolio - Class B
    Total (Cost $424,278)                                                       17,565         439,128       457,938        33,435
                                                                           -----------     -----------   -----------   -----------

  AMERICAN VARIABLE INSURANCE SERIES (1.1%)
    Global Growth Fund - Class 2 (Cost $373,965)                                28,664         383,524       399,965        22,847
    Growth Fund - Class 2 (Cost $1,222,551)                                     29,245       1,289,116     1,498,532       266,751
    Growth-Income Fund - Class 2 (Cost $876,390)                                28,711         906,708       951,930        74,553
                                                                           -----------     -----------   -----------   -----------
      Total (Cost $2,472,906)                                                   86,620       2,579,348     2,850,427       364,151
                                                                           -----------     -----------   -----------   -----------

  AYCO SERIES TRUSTS (0.3%)
    Ayco Large Cap Growth Fund I
      Total (Cost $630,880)                                                     69,022         651,566       855,802       228,045
                                                                           -----------     -----------   -----------   -----------

  CREDIT SUISSE WARBURG PINCUS TRUST (0.0%)
    Credit Suisse Trust Emerging Markets Portfolio
      Total (Cost $62,790)                                                       8,339          70,298        63,884         1,173
                                                                           -----------     -----------   -----------   -----------

  DEUTSCHE ASSET MANAGEMENT VIT FUNDS (2.3%)
    EAFE(R)Equity Index Fund (Cost $3,121,097)                                 299,892       2,516,097     1,935,475       669,755
    Small Cap Index Fund (Cost $3,100,184)                                     280,742       3,012,356     2,096,516       285,765
                                                                           -----------     -----------   -----------   -----------
      Total (Cost $6,221,281)                                                  580,634       5,528,453     4,031,991       955,520
                                                                           -----------     -----------   -----------   -----------

  DREYFUS STOCK INDEX FUND (6.6%)
      Total (Cost $15,587,999)                                                 533,140      15,653,002   108,911,776   104,535,596
                                                                           -----------     -----------   -----------   -----------

  DREYFUS VARIABLE INVESTMENT FUND (0.2%)
    Small Cap Portfolio - Initial Class
      Total (Cost $440,572)                                                     12,745         447,732       610,983       169,737
                                                                           -----------     -----------   -----------   -----------

  FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (3.2%)
    Franklin Small Cap Fund - Class 2 (Cost $293,830)                           17,812         317,942       473,271       179,180
    Templeton Asset Strategy Fund - Class 1 (Cost $1,502,485)                   75,525       1,171,400       376,378       400,879
    Templeton Global Income Securities Fund - Class 1 (Cost $296,625)           25,382         289,105        62,346        33,212
    Templeton Growth Securities Fund - Class 1 (Cost $5,777,286)               529,721       5,874,611   383,103,284   382,216,436
                                                                           -----------     -----------   -----------   -----------
      Total (Cost $7,870,226)                                                  648,440       7,653,058   384,015,279   382,829,707
                                                                           -----------     -----------   -----------   -----------

                                      -70-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

     5.   STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                     FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                           -------------------------------------------------------

INVESTMENTS                                                                   NO. OF          MARKET       COST OF       PROCEEDS
                                                                              SHARES          VALUE       PURCHASES     FROM SALES
                                                                           -----------     -----------   -----------   -----------
  GREENWICH STREET SERIES FUND (6.2%)
    Equity Index Portfolio - Class I Shares (Cost $6,207,363)                  216,926     $ 6,119,494   $ 7,654,019   $ 2,404,565
    Fundamental Value Portfolio (Cost $8,747,653)                              443,447       8,460,961     7,837,950     1,042,201
                                                                           -----------     -----------   -----------   -----------
      Total (Cost $14,955,016)                                                 660,373      14,580,455    15,491,969     3,446,766
                                                                           -----------     -----------   -----------   -----------

  JANUS ASPEN SERIES (3.6%)
    Aggressive Growth Portfolio - Service Shares (Cost $2,856,932)             134,082       2,913,605    26,166,268    24,052,891
    Global Technology Portfolio - Service Shares (Cost $1,641,817)             281,865       1,150,009     1,855,464     1,509,833
    Worldwide Growth Portfolio - Service Shares (Cost $5,102,824)              155,306       4,407,589     4,786,582       700,131
                                                                           -----------     -----------   -----------   -----------
      Total (Cost $9,601,573)                                                  571,253       8,471,203    32,808,314    26,262,855
                                                                           -----------     -----------   -----------   -----------

  PIMCO VARIABLE INSURANCE TRUST (0.9%)
    Total Return Bond Portfolio
      Total (Cost $2,238,823)                                                  220,898       2,184,681     4,713,136     2,501,490
                                                                           -----------     -----------   -----------   -----------

  PUTNAM VARIABLE TRUST (0.2%)
    Putnam VT International Growth Fund - Class IB Shares (Cost $451,376)       37,523         463,789       762,078       308,225
    Putnam VT Voyager II Fund - Class IB Shares (Cost $59,553)                  12,375          61,503        63,340         3,685
                                                                           -----------     -----------   -----------   -----------
      Total (Cost $510,929)                                                     49,898         525,292       825,418       311,910
                                                                           -----------     -----------   -----------   -----------

  THE TRAVELERS SERIES TRUST (4.2%)
    Convertible Bond Portfolio (Cost $421,619)                                  36,920         417,934       453,258        29,877
    Equity Income Portfolio (Cost $1,142,442)                                   78,253       1,173,012     1,595,039       445,390
    Large Cap Portfolio (Cost $351,813)                                         25,879         357,646       364,558        13,027
    MFS Mid Cap Growth Portfolio (Cost $520,057)                                52,078         510,881       547,754        21,999
    U.S. Government Securities Portfolio (Cost $4,524,157)                     366,515       4,559,444     3,505,394       300,137
    Utilities Portfolio (Cost $815,112)                                         48,085         666,936       332,866       362,790
    Zero Coupon Bond Fund Portfolio Series 2005 (Cost $2,231,048)              194,558       2,291,888     1,450,021       376,071
                                                                           -----------     -----------   -----------   -----------
      Total (Cost $10,006,248)                                                 802,288       9,977,741     8,248,890     1,549,291
                                                                           -----------     -----------   -----------   -----------

  TRAVELERS SERIES FUND INC. (21.9%)
    AIM Capital Appreciation Portfolio (Cost $8,299,514)                       816,848       8,348,183   173,363,118   175,527,932
    Alliance Growth Portfolio (Cost $17,659,102)                               786,278      14,506,826    23,594,050    16,996,016
    MFS Total Return Portfolio (Cost $9,469,626)                               565,549       9,433,360     6,080,488       457,577
    Putnam Diversified Income Portfolio (Cost $2,007,255)                      190,235       1,908,052     1,365,436       469,436
    Smith Barney Aggressive Growth Portfolio (Cost $2,634,974)                 204,702       2,747,100     3,152,594       516,770
    Smith Barney High Income Portfolio (Cost $1,946,333)                       194,348       1,663,620     1,408,706       211,330
    Smith Barney International All Cap Growth Portfolio (Cost $60,960)           5,106          61,120       162,189        96,392
    Smith Barney Large Cap Value Portfolio (Cost $8,589,008)                   446,880       8,307,502     9,441,492     4,414,228
    Smith Barney Large Capitalization Growth Portfolio (Cost $5,107,585)       381,109       4,954,421     4,978,407     1,402,843
                                                                           -----------     -----------   -----------   -----------
      Total (Cost $55,774,357)                                               3,591,055      51,930,184   223,546,480   200,092,524
                                                                           -----------     -----------   -----------   -----------

  VAN KAMPEN LIFE INVESTMENT TRUST (0.2%)
    Emerging Growth Portfolio
      Total (Cost $438,879)                                                     15,199         431,051       654,889       213,162
                                                                           -----------     -----------   -----------   -----------

                                      -71-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5. STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                   FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                         -----------------------------------------------------------

INVESTMENTS                                                                 NO. OF       MARKET          COST OF         PROCEEDS
                                                                            SHARES       VALUE          PURCHASES       FROM SALES
                                                                         ----------   ------------   --------------   --------------
  VARIABLE INSURANCE PRODUCTS FUND (11.9%)
    Equity-Income Portfolio - Initial Class (Cost $14,322,751)              638,333   $ 14,522,066   $  207,170,827   $  200,727,680
    Growth Portfolio - Initial Class (Cost $12,467,460)                     361,534     12,151,170       32,309,002       28,029,506
    High Income Portfolio - Initial Class (Cost $1,923,169)                 220,096      1,410,813        1,000,396          314,396
                                                                         ----------   ------------   --------------   --------------
      Total (Cost $28,713,380)                                            1,219,963     28,084,049      240,480,225      229,071,582
                                                                         ----------   ------------   --------------   --------------

  VARIABLE INSURANCE PRODUCTS FUND II (1.0%)
    Asset Manager Portfolio - Initial Class (Cost $2,421,029)               149,542      2,169,855          733,075          166,875
    Contrafund(R)Portfolio - Service Class (Cost $284,161)                   14,482        290,505          313,175           27,555
                                                                         ----------   ------------   --------------   --------------
      Total (Cost $2,705,190)                                               164,024      2,460,360        1,046,250          194,430
                                                                         ----------   ------------   --------------   --------------

  TOTAL INVESTMENTS (100%)
    (COST $244,470,193)                                                               $237,149,449   $1,558,564,680   $1,428,939,362
                                                                                      ============   ==============   ==============

                                      -72-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.   FINANCIAL HIGHLIGHTS

                                                                        FOR THE YEAR ENDED DECEMBER 31, 2001
                                             --------------------------------------------------------------------------------------
                                                         UNIT VALUE                INVESTMENT  EXPENSE RATIO
                                              UNITS        LOWEST       NET ASSETS   INCOME        LOWEST           TOTAL RETURN
                                              (000S)     TO HIGHEST       (000S)     RATIO       TO HIGHEST      LOWEST TO HIGHEST*
                                             ------    --------------    -------      ----     -------------     ------------------
CAPITAL APPRECIATION FUND                   10,532    $0.569 to 3.720   $18,333     0.49%     0.65% to 0.90%   (26.74%) to (26.64%)
MANAGED ASSETS TRUST                         1,286     0.901 to 3.337     2,123     2.93%     0.65% to 0.90%     (5.95%) to (5.74%)
MONEY MARKET PORTFOLIO                      46,298     1.058 to 1.805    65,049     3.44%     0.65% to 0.90%        2.85% to 3.11%
ALLIANCE VARIABLE PRODUCT SERIES
FUND, INC
  Premier Growth Portfolio - Class B           502     0.872 to 0.889       439       --      0.65% to 0.90%    (16.31%) to 18.53%
AMERICAN VARIABLE INSURANCE SERIES
  Global Growth Fund - Class 2                 431     0.889 to 0.897       383     0.05%     0.65% to 0.90%    (14.44%) to (2.61%)
  Growth Fund - Class 2                      1,481     0.869 to 0.875     1,289     0.02%     0.65% to 0.90%    (13.45%) to (4.79%)
  Growth-Income Fund - Class 2                 928     0.961 to 0.980       907     0.04%     0.65% to 0.90%     (6.76%) to (0.61%)
AYCO SERIES TRUSTS
  Ayco Large Cap Growth Fund I                 757     0.859 to 0.862       652     0.59%     0.65% to 0.90%     (7.03%) to 11.08%
CREDIT SUISSE WARBURG PINCUS TRUST
  Credit Suisse Trust Emerging Markets
    Portfolio                                   79     0.892 to 0.893        70       --      0.65% to 0.85%     (9.43%) to (3.15%)
DEUTSCHE ASSET MANAGEMENT VIT FUNDS
  EAFE(R)Equity Index Fund                   3,666     0.661 to 0.700     2,516       --      0.65% to 0.90%   (25.40%) to (25.25%)
  Small Cap Index Fund                       2,904     0.948 to 1.093     3,012     0.82%     0.65% to 0.90%        1.17% to 1.39%
DREYFUS STOCK INDEX FUND                     8,992     0.790 to 2.599    15,652     1.14%     0.65% to 0.90%   (13.00%) to (12.76%)
DREYFUS VARIABLE INVESTMENT FUND
  Small Cap Portfolio - Initial Class          460     0.971 to 0.974       448     0.63%     0.65% to 0.90%      (4.14%) to 1.56%
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST
  Franklin Small Cap Fund - Class 2            337     0.934 to 0.943       318     0.04%     0.65% to 0.90%      (9.25%) to 0.21%
  Templeton Asset Strategy Fund - Class 1      660              1.774     1,171     1.39%              0.90%               (10.49%)
  Templeton Global Income Securities Fund -
    Class 1                                    232              1.244       289     3.52%              0.90%                 1.63%
  Templeton Growth Securities Fund -
    Class 1                                  3,073     1.017 to 2.153     5,874     1.37%     0.65% to 0.90%    (1.87%) to (1.64%)
GREENWICH STREET SERIES FUND
  Equity Index Portfolio - Class I Shares    7,428     0.792 to 0.868     6,119     0.88%     0.65% to 0.90%   (12.94%) to (12.64%)
  Fundamental Value Portfolio                6,243     1.055 to 2.099     8,460     0.70%     0.65% to 0.90%     (6.14%) to (5.87%)
JANUS ASPEN SERIES
  Aggressive Growth Portfolio -
    Service Shares                           7,291     0.398 to 0.405     2,913       --      0.65% to 0.90%   (40.09%) to (40.00%)
  Global Technology Portfolio -
    Service Shares                           2,766     0.414 to 0.419     1,150     0.48%     0.65% to 0.90%   (37.84%) to (37.78%)
  Worldwide Growth Portfolio -
    Service Shares                           7,050     0.614 to 0.630     4,407     0.35%     0.65% to 0.90%   (23.35%) to (23.17%)
PIMCO VARIABLE INSURANCE TRUST
  Total Return Bond Portfolio                2,064     1.046 to 1.060     2,185     2.44%     0.65% to 0.90%        1.45% to 5.69%

                                      -73-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                        FOR THE YEAR ENDED DECEMBER 31, 2001
                                             --------------------------------------------------------------------------------------
                                                         UNIT VALUE                INVESTMENT  EXPENSE RATIO
                                              UNITS        LOWEST       NET ASSETS   INCOME        LOWEST           TOTAL RETURN
                                              (000S)     TO HIGHEST       (000S)     RATIO       TO HIGHEST      LOWEST TO HIGHEST*
                                             ------    --------------    -------      ----     -------------     ------------------
PUTNAM VARIABLE TRUST
  Putnam VT International Growth Fund -
   Class IB Shares                             533     0.867 to 0.901       464       --      0.65% to 0.90%    (13.99%) to (2.07%)
  Putnam VT Voyager II Fund -
   Class IB Shares                              75     0.824 to 0.825        61       --      0.65% to 0.85%   (18.40%) to (11.40%)
THE TRAVELERS SERIES TRUST
  Convertible Bond Portfolio                   438    $0.952 to 0.960   $   418     1.45%     0.65% to 0.90%     (3.83%) to (1.23%)
  Equity Income Portfolio                    1,236     0.941 to 0.952     1,173     2.80%     0.65% to 0.90%     (5.94%) to (2.18%)
  Large Cap Portfolio                          404     0.885 to 0.886       358     1.14%     0.65% to 0.85%    (10.52%) to (8.85%)
  MFS Mid Cap Growth Portfolio                 647     0.788 to 0.794       511               0.65% to 0.90%     (25.80%) to 4.06%
  U.S. Government Securities Portfolio       3,389     1.144 to 1.593     4,559     4.21%     0.65% to 0.90%        4.87% to 5.13%
  Utilities Portfolio                          363              1.837       667     1.92%              0.90%               (23.71%)
  Zero Coupon Bond Fund Portfolio
    Series 2005                              1,676     1.145 to 1.439     2,292     4.69%     0.65% to 0.90%        5.42% to 5.80%
TRAVELERS SERIES FUND INC
  AIM Capital Appreciation Portfolio         8,451     0.617 to 1.302     8,347       --      0.65% to 0.90%   (24.43%) to (24.24%)
  Alliance Growth Portfolio                 10,229     0.714 to 1.993    14,506     0.19%     0.65% to 0.90%   (14.13%) to (13.94%)
  MFS Total Return Portfolio                 6,563     1.117 to 1.909     9,433     2.64%     0.65% to 0.90%     (0.89%) to (0.71%)
  Putnam Diversified Income Portfolio        1,856     1.021 to 1.031     1,908     7.97%     0.65% to 0.90%        3.31% to 3.54%
  Smith Barney Aggressive Growth Portfolio   2,886     0.916 to 0.959     2,747       --      0.65% to 0.90%     (10.87%) to 0.00%
  Smith Barney High Income Portfolio         1,673     0.884 to 1.106     1,664    11.61%     0.65% to 0.90%     (5.94%) to (4.54%)
  Smith Barney International All
    Cap Growth Portfolio                        75     0.792 to 0.831        61       --      0.65% to 0.90%     (11.51%) to 7.09%
  Smith Barney Large Cap Value Portfolio     6,132     1.021 to 1.750     8,307     1.40%     0.65% to 0.90%     (9.00%) to (8.82%)
  Smith Barney Large Capitalization
    Growth Portfolio                         6,518     0.756 to 0.763     4,954       --      0.65% to 0.90%   (13.40%) to (13.10%)
VAN KAMPEN LIFE INVESTMENT TRUST
  Emerging Growth Portfolio                    521     0.826 to 0.828       431       --      0.65% to 0.85%   (16.31%) to (12.01%)
VARIABLE INSURANCE PRODUCTS FUND
  Equity-Income Portfolio - Initial Class    7,392     1.032 to 2.320    14,521     1.29%     0.65% to 0.90%     (5.84%) to (5.57%)
  Growth Portfolio - Initial Class           7,210     0.696 to 2.475    12,150     0.07%     0.65% to 0.90%   (18.41%) to (18.15%)
  High Income Portfolio - Initial Class      1,557     0.709 to 1.028     1,411     9.94%     0.65% to 0.90%   (12.51%) to (12.22%)
VARIABLE INSURANCE PRODUCTS FUND II
  Asset Manager Portfolio - Initial Class    1,438     0.913 to 1.646     2,170     3.61%     0.65% to 0.90%     (4.97%) to (4.79%)
  Contrafund(R)Portfolio - Service Class       304     0.946 to 0.957       290       --      0.65% to 0.90%      (4.78%) to 0.42%

* Total  return  lowest and  highest  range  displayed  is  calculated  from the beginning of the fiscal year to the end of the fiscal year except where a unit value inception date occurred during the course of the current fiscal year. In this case, the inception date unit value is used in the computation.

                                      -74-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

     7. SCHEDULE OF UNITS FOR FUND UL II
        FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                   CAPITAL APPRECIATION FUND                       MANAGED ASSETS TRUST
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units beginning of year ................     4,666,435      2,419,189      1,136,698         496,013        257,384        145,138
Units purchased and transferred from
  other Travelers accounts .............    28,569,172     16,254,955     29,498,495       1,108,945        291,222        135,257
Units redeemed and transferred to
  other Travelers accounts .............   (22,703,756)   (14,007,709)   (28,216,004)       (318,617)       (52,593)       (23,011)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................    10,531,851      4,666,435      2,419,189       1,286,341        496,013        257,384
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                     MONEY MARKET PORTFOLIO                 PREMIER GROWTH PORTFOLIO - CLASS B
                                          ------------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                          ------------   ------------    -----------    ------------    -----------    -----------
Units beginning of year ................    16,893,464      4,596,491      1,134,441              --             --             --
Units purchased and transferred from
  other Travelers accounts .............   299,091,690    285,438,412    144,320,269         551,137             --             --
Units redeemed and transferred to
  other Travelers accounts .............  (269,687,459)  (273,141,439)  (140,858,219)        (49,337)            --             --
                                          ------------   ------------   ------------    ------------    -----------    -----------
Units end of year ......................    46,297,695     16,893,464      4,596,491         501,800             --             --
                                          ============   ============   ============    ============    ===========    ===========

                                                  GLOBAL GROWTH FUND - CLASS 2                     GROWTH FUND - CLASS 2
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units beginning of year ................            --             --             --              --             --             --
Units purchased and transferred from
  other Travelers accounts .............       463,030             --             --       1,871,428             --             --
Units redeemed and transferred to
  other Travelers accounts .............       (32,508)            --             --        (390,193)            --             --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................       430,522             --             --       1,481,235             --             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                 GROWTH-INCOME FUND - CLASS 2                   AYCO LARGE CAP GROWTH FUND I
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units beginning of year ................            --             --             --              --             --             --
Units purchased and transferred from
  other Travelers accounts .............       986,384             --             --       1,041,975             --             --
Units redeemed and transferred to
  other Travelers accounts .............       (57,982)            --             --        (284,948)            --             --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................       928,402             --             --         757,027             --             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                      -75-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF UNITS FOR FUND UL II
     FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 (CONTINUED)

                                                      CREDIT SUISSE TRUST
                                                   EMERGING MARKETS PORTFOLIO                    EAFE(R) EQUITY INDEX FUND
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units beginning of year ................            --             --             --       1,997,852        297,463             --
Units purchased and transferred from
  other Travelers accounts .............        83,959             --             --       2,981,848      1,890,182        307,507
Units redeemed and transferred to
  other Travelers accounts .............        (5,195)            --             --      (1,313,721)      (189,793)       (10,044)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................        78,764             --             --       3,665,979      1,997,852        297,463
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                      SMALL CAP INDEX FUND                       DREYFUS STOCK INDEX FUND
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units beginning of year ................     1,217,692        130,058             --       5,440,462      3,193,292      2,631,052
Units purchased and transferred from
  other Travelers accounts .............     2,259,405      1,183,999        132,394      49,809,192     60,068,636     37,195,085
Units redeemed and transferred to
  other Travelers accounts .............      (572,819)       (96,365)        (2,336)    (46,257,837)   (57,821,466)   (36,632,845)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................     2,904,278      1,217,692        130,058       8,991,817      5,440,462      3,193,292
                                           ===========    ===========    ===========    ============    ===========    ===========

                                              SMALL CAP PORTFOLIO - INITIAL CLASS            FRANKLIN SMALL CAP FUND - CLASS 2
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units beginning of year ................            --             --             --              --             --             --
Units purchased and transferred from
  other Travelers accounts .............       686,905             --             --         564,993             --             --
Units redeemed and transferred to
  other Travelers accounts .............      (226,895)            --             --        (227,611)            --             --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................       460,010             --             --         337,382             --             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                                                                  TEMPLETON GLOBAL INCOME
                                            TEMPLETON ASSET STRATEGY FUND - CLASS 1              SECURITIES FUND - CLASS 1
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units beginning of year ................       735,993        625,303        477,886         214,910        193,736        156,953
Units purchased and transferred from
  other Travelers accounts .............       134,220        225,398        259,755          51,970         57,151        141,448
Units redeemed and transferred to
  other Travelers accounts .............      (209,808)      (114,708)      (112,338)        (34,409)       (35,977)      (104,665)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................       660,405        735,993        625,303         232,471        214,910        193,736
                                           ===========    ===========    ===========    ============    ===========    ===========

                                      -76-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF UNITS FOR FUND UL II
     FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 (CONTINUED)

                                                  TEMPLETON GROWTH SECURITIES                    EQUITY INDEX PORTFOLIO -
                                                        FUND - CLASS 1                                CLASS I SHARES
                                          ------------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                          ------------   ------------    -----------    ------------    -----------    -----------
Units beginning of year ................     2,306,350      1,668,788      1,418,179         981,089        100,009             --
Units purchased and transferred from
  other Travelers accounts .............   183,468,741    129,292,466     57,222,214       8,238,039        986,527        107,719
Units redeemed and transferred to
  other Travelers accounts .............  (182,701,635)  (128,654,904)   (56,971,605)     (1,790,954)      (105,447)        (7,710)
                                          ------------   ------------    -----------    ------------    -----------    -----------
Units end of year ......................     3,073,456      2,306,350      1,668,788       7,428,174        981,089        100,009
                                          ============   ============    ===========    ============    ===========    ===========

                                                                                              AGGRESSIVE GROWTH PORTFOLIO -
                                                  FUNDAMENTAL VALUE PORTFOLIO                         SERVICE SHARES
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units beginning of year ................     1,205,597        719,187        518,132       2,457,093             --             --
Units purchased and transferred from
  other Travelers accounts .............     6,555,892        574,950        274,684      66,161,738      2,588,572             --
Units redeemed and transferred to
  other Travelers accounts .............    (1,518,132)       (88,540)       (73,629)    (61,327,831)      (131,479)            --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................     6,243,357      1,205,597        719,187       7,291,000      2,457,093             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                 GLOBAL TECHNOLOGY PORTFOLIO -
                                                        SERVICE SHARES                  WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES
                                           -----------------------------------------    -------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units beginning of year ................     2,195,611             --             --       1,207,974             --             --
Units purchased and transferred from
  other Travelers accounts .............     4,806,845      2,284,358             --       7,900,089      1,304,103             --
Units redeemed and transferred to
  other Travelers accounts .............    (4,236,339)       (88,747)            --      (2,058,208)       (96,129)            --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................     2,766,117      2,195,611             --       7,049,855      1,207,974             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                                                              PUTNAM VT INTERNATIONAL GROWTH
                                                  TOTAL RETURN BOND PORTFOLIO                     FUND - CLASS IB SHARES
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units beginning of year ................            --             --             --              --             --             --
Units purchased and transferred from
  other Travelers accounts .............     4,520,480             --             --         902,308             --             --
Units redeemed and transferred to
  other Travelers accounts .............    (2,456,123)            --             --        (369,683)            --             --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................     2,064,357             --             --         532,625             --             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                      -77-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF UNITS FOR FUND UL II
     FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 (CONTINUED)

                                                  PUTNAM VT VOYAGER II FUND -
                                                         CLASS IB SHARES                         CONVERTIBLE BOND PORTFOLIO
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units beginning of year ................            --             --             --              --             --             --
Units purchased and transferred from
  other Travelers accounts .............        81,521             --             --         462,186             --             --
Units redeemed and transferred to
  other Travelers accounts .............        (6,893)            --             --         (24,265)            --             --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................        74,628             --             --         437,921             --             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                    EQUITY INCOME PORTFOLIO                        LARGE CAP PORTFOLIO
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units beginning of year ................            --             --             --              --             --             --
Units purchased and transferred from
  other Travelers accounts .............     1,814,921             --             --         440,030             --             --
Units redeemed and transferred to
  other Travelers accounts .............      (578,946)            --             --         (35,968)            --             --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................     1,235,975             --             --         404,062             --             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                  MFS MID CAP GROWTH PORTFOLIO              U.S. GOVERNMENT SECURITIES PORTFOLIO
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units beginning of year ................            --             --             --         958,107        641,970        406,054
Units purchased and transferred from
  other Travelers accounts .............       699,237             --             --       2,912,377        423,082        281,407
Units redeemed and transferred to
  other Travelers accounts .............       (51,818)            --             --        (481,313)      (106,945)       (45,491)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................       647,419             --             --       3,389,171        958,107        641,970
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                      UTILITIES PORTFOLIO               ZERO COUPON BOND FUND PORTFOLIO SERIES 2000
                                           -----------------------------------------    -------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units beginning of year ................       428,845        122,243         51,014              --         48,323         28,611
Units purchased and transferred from
  other Travelers accounts .............       136,047        336,282         90,088              --         92,143         21,285
Units redeemed and transferred to
  other Travelers accounts .............      (201,924)       (29,680)       (18,859)             --       (140,466)        (1,573)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................       362,968        428,845        122,243              --             --         48,323
                                           ===========    ===========    ===========    ============    ===========    ===========

                                      -78-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF UNITS FOR FUND UL II
     FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 (CONTINUED)

                                                     ZERO COUPON BOND FUND
                                                     PORTFOLIO SERIES 2005                   AIM CAPITAL APPRECIATION PORTFOLIO
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units beginning of year ................       882,269        137,305         60,699       4,693,467      2,347,246      1,499,046
Units purchased and transferred from
  other Travelers accounts .............     1,105,253        790,180         84,479     129,376,802    112,393,930     90,645,661
Units redeemed and transferred to
  other Travelers accounts .............      (311,027)       (45,216)        (7,873)   (125,619,569)   (110,047,709)  (89,797,461)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................     1,676,495        882,269        137,305       8,450,700      4,693,467      2,347,246
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                   ALLIANCE GROWTH PORTFOLIO                     MFS TOTAL RETURN PORTFOLIO
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units beginning of year ................     5,713,671      4,047,929      1,831,608       2,260,508      1,512,701        919,153
Units purchased and transferred from
  other Travelers accounts .............    14,437,263      9,873,104      8,471,909       5,450,794      1,027,195        729,801
Units redeemed and transferred to
  other Travelers accounts .............    (9,922,145)    (8,207,362)    (6,255,588)     (1,148,213)      (279,388)      (136,253)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................    10,228,789      5,713,671      4,047,929       6,563,089      2,260,508      1,512,701
                                           ===========    ===========    ===========    ============    ===========    ===========

                                              PUTNAM DIVERSIFIED INCOME PORTFOLIO        SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units beginning of year ................     1,095,321        455,112             --              --             --             --
Units purchased and transferred from
  other Travelers accounts .............     1,289,986        672,883        456,279       3,176,205             --             --
Units redeemed and transferred to
  other Travelers accounts .............      (529,198)       (32,674)        (1,167)       (289,726)            --             --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................     1,856,109      1,095,321        455,112       2,886,479             --             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                                                                 SMITH BARNEY INTERNATIONAL
                                               SMITH BARNEY HIGH INCOME PORTFOLIO                 ALL CAP GROWTH PORTFOLIO
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units beginning of year ................       595,095        436,981        383,898              --             --             --
Units purchased and transferred from
  other Travelers accounts .............     1,380,805        258,145        143,450         196,160             --             --
Units redeemed and transferred to
  other Travelers accounts .............      (303,356)      (100,031)       (90,367)       (120,923)            --             --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................     1,672,544        595,095        436,981          75,237             --             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                      -79-

7.   SCHEDULE OF UNITS FOR FUND UL II
     FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 (CONTINUED)

                                                                                             SMITH BARNEY LARGE CAPITALIZATION
                                             SMITH BARNEY LARGE CAP VALUE PORTFOLIO                  GROWTH PORTFOLIO
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units beginning of year ................     2,347,090        980,217        592,895       1,999,604             --             --
Units purchased and transferred from
  other Travelers accounts .............     7,527,764      1,578,605        506,895       7,179,945      2,068,813             --
Units redeemed and transferred to
  other Travelers accounts .............    (3,743,273)      (211,732)      (119,573)     (2,661,106)       (69,209)            --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................     6,131,581      2,347,090        980,217       6,518,443      1,999,604             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                   EMERGING GROWTH PORTFOLIO             EQUITY-INCOME PORTFOLIO - INITIAL CLASS
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units beginning of year ................            --             --             --       4,553,771      2,431,810      1,806,947
Units purchased and transferred from
  other Travelers accounts .............       554,817             --             --      95,897,219     10,020,974      1,064,816
Units redeemed and transferred to
  other Travelers accounts .............       (33,380)            --             --     (93,058,955)    (7,899,013)      (439,953)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................       521,437             --             --       7,392,035      4,553,771      2,431,810
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                GROWTH PORTFOLIO - INITIAL CLASS           HIGH INCOME PORTFOLIO - INITIAL CLASS
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units beginning of year ................     4,412,057      1,989,627      1,037,155       1,008,887        585,771        504,806
Units purchased and transferred from
  other Travelers accounts .............    14,179,851     14,902,194      1,222,924         787,004        621,720        203,325
Units redeemed and transferred to
  other Travelers accounts .............   (11,381,918)   (12,479,764)      (270,452)       (239,219)      (198,604)      (122,360)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................     7,209,990      4,412,057      1,989,627       1,556,672      1,008,887        585,771
                                           ===========    ===========    ===========    ============    ===========    ===========

                                            ASSET MANAGER PORTFOLIO - INITIAL CLASS       CONTRAFUND(R)PORTFOLIO - SERVICE CLASS
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units beginning of year ................     1,035,032        768,105        428,153              --             --             --
Units purchased and transferred from
  other Travelers accounts .............       608,951        413,434        502,768         319,439             --             --
Units redeemed and transferred to
  other Travelers accounts .............      (206,073)      (146,507)      (162,816)        (15,407)            --             --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................     1,437,910      1,035,032        768,105         304,032             --             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                      -80-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF UNITS FOR FUND UL II
     FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 (CONTINUED)

                                                             COMBINED
                                           --------------------------------------------
                                               2001            2000            1999
                                           ------------    ------------    ------------
Units beginning of year ................     74,000,259      30,706,240      17,168,518
Units purchased and transferred from
  other Travelers accounts .............    962,824,962     657,913,615     374,019,914
Units redeemed and transferred to
  other Travelers accounts .............   (849,796,615)   (614,619,596)   (360,482,192)
                                           ------------    ------------    ------------
Units end of year ......................    187,028,606      74,000,259      30,706,240
                                           ============    ============    ============

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of The Travelers Life and
Annuity Company and Owners of Variable Life Insurance Contracts
  of The Travelers Fund UL II for Variable Life Insurance:

We have  audited the  accompanying  statement of assets and  liabilities  of The
Travelers Fund UL II for Variable Life Insurance  (comprised of the sub-accounts listed in note 1 to financial  statements)  (collectively,  "the Account") as of
December 31, 2001, and the related  statement of operations and the statement of changes in net assets for each of the years in the three-year period then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility  is to  express  an opinion  on these  financial  statements  and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain  reasonable  assurance  about  whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements.  Our procedures included confirmation of shares owned as of December
31, 2001, by  correspondence  with the underlying  funds. An audit also includes assessing the  accounting  principles  used and  significant  estimates  made by management,  as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion,  the financial  statements and financial  highlights referred to above present fairly, in all material  respects,  the financial  position of the
Account as of December 31, 2001,  the results of its  operations and the changes in its net assets for each of the years in the three-year period then ended, and the financial  highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                   /s/ KPMG LLP

Hartford, Connecticut
March 15, 2002

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                              INDEPENDENT AUDITORS
                              --------------------
                                    KPMG LLP
                              Hartford, Connecticut

This report is prepared for the general  information  of contract  owners and is not an offer of units of The Travelers Fund UL II for Variable Life Insurance or
shares of Fund UL II's  underlying  funds.  It should not be used in  connection with any offer except in conjunction  with the Prospectus for The Travelers Fund
UL II for Variable Life Insurance  product(s)  offered by The Travelers Life and
Annuity  Company  and  the   Prospectuses  for  the  underlying   funds,   which
collectively contain all pertinent  information,  including the applicable sales commissions.

FNDULII (Annual) (12-01) Printed in U.S.A.

Independent Auditors’ Report

The Board of Directors and Shareholder
The Travelers Insurance Company:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the related statements of income, changes in retained earnings and accumulated other changes in equity from nonowner sources, and cash flows for each of the years in the three-year period ended December 31, 2001. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/KPMG LLP

Hartford, Connecticut
January 17, 2002, except as to
     Note 16, which is as of February 27, 2002

1

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
($ in millions)

	For the Year Ended December 31,

	2001	2000	1999

REVENUES
Premiums	$2,102	$1,966	$1,728
Net investment income	2,831	2,730	2,506
Realized investment gains (losses)	125	(77)	113
Fee income	537	505	432
Other revenues	107	130	89

Total Revenues	5,702	5,254	4,868

BENEFITS AND EXPENSES
Current and future insurance benefits	1,862	1,752	1,505
Interest credited to contractholders	1,179	1,038	937
Amortization of deferred acquisition costs	379	347	315
General and administrative expenses	371	463	519

Total Benefits and Expenses	3,791	3,600	3,276

Income from operations before federal income taxes and cumulative effects of changes in accounting principles	1,911	1,654	1,592
Federal income taxes
Current	471	462	409
Deferred	159	89	136

Total Federal Income Taxes	630	551	545

Income before cumulative effects of changes in accounting principles	1,281	1,103	1,047
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax	(6)	—	—
Cumulative effect of change in accounting for securitized financial assets, net of tax	(3)	—	—

Net income	$1,272	$1,103	$1,047

See Notes to Consolidated Financial Statements.

2

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
($ in millions)

	At December 31,

	2001	2000

ASSETS
Fixed maturities, available for sale at fair value (including $2,309 and $1,494 subject to securities lending agreements)	$32,072	$26,812
Equity securities, at fair value	472	592
Mortgage loans	1,995	2,187
Real estate held for sale	55	31
Policy loans	1,208	1,249
Short-term securities	3,053	2,136
Trading securities, at fair value	1,880	1,870
Other invested assets	2,485	2,356

Total Investments	43,220	37,233

Cash	146	150
Investment income accrued	487	442
Premium balances receivable	137	97
Reinsurance recoverables	4,163	3,977
Deferred acquisition costs	3,461	2,989
Separate and variable accounts	24,837	24,006
Other assets	1,415	1,399

Total Assets	$77,866	$70,293

LIABILITIES
Contractholder funds	$22,810	$19,394
Future policy benefits and claims	14,221	13,300
Separate and variable accounts	24,837	23,994
Deferred federal income taxes	409	284
Trading securities sold not yet purchased, at fair value	891	1,109
Other liabilities	5,513	3,818

Total Liabilities	$68,681	$61,899

SHAREHOLDER’S EQUITY
Common stock, par value $2.50; 40 million shares authorized, issued and outstanding	100	100
Additional paid-in capital	3,869	3,848
Retained earnings	5,142	4,342
Accumulated other changes in equity from nonowner sources	74	104

Total Shareholder’s Equity	9,185	8,394

Total Liabilities and Shareholder’s Equity	$77,866	$70,293

See Notes to Consolidated Financial Statements.

3

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN RETAINED EARNINGS AND
ACCUMULATED OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES
($ in millions)

	For the Year Ended December 31,

	2001	2000	1999

Statements of Changes in Retained Earnings
Balance, beginning of year	$4,342	$4,099	$3,602
Net income	1,272	1,103	1,047
Dividends to parent	472	860	550

Balance, end of year	$5,142	$4,342	$4,099

Statements of Accumulated Other Changes In Equity From Nonowner Sources
Balance, beginning of year	$104	$(398)	$598
Cumulative effect of accounting for derivative instruments and hedging activities, net of tax	(29)	0	0
Unrealized gains (losses), net of tax	68	501	(996)
Foreign currency translation, net of tax	(5)	1	0
Derivative instrument hedging activity losses, net of tax	(64)	0	0

Balance, end of year	$74	$104	$(398)

Summary of Changes in Equity From Nonowner Sources
Net Income	$1,272	$1,103	$1,047
Other changes in equity from nonowner sources	(30)	502	(996)

Total changes in equity from nonowner sources	$1,242	$1,605	$51

See Notes to Consolidated Financial Statements.

4

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
Increase (Decrease) in Cash
($ in millions)

	For the Year Ended December 31,

	2001	2000	1999

Cash Flows from Operating Activities
Premiums collected	$2,109	$1,986	$1,715
Net investment income received	2,430	2,489	2,365
Other revenues received	867	865	537
Benefits and claims paid	(1,176)	(1,193)	(1,094)
Interest credited to contractholders	(1,159)	(1,046)	(958)
Operating expenses paid	(1,000)	(970)	(1,013)
Income taxes paid	(472)	(490)	(393)
Trading account investments purchases, net	(92)	(143)	(80)
Other	(227)	(258)	(104)

Net Cash Provided by Operating Activities	1,280	1,240	975

Cash Flows from Investing Activities
Proceeds from maturities of investments
Fixed maturities	3,706	4,257	4,103
Mortgage loans	455	380	662
Proceeds from sales of investments
Fixed maturities	14,110	10,840	12,562
Equity securities	112	397	100
Real estate held for sale	6	244	219
Purchases of investments
Fixed maturities	(22,556)	(17,836)	(18,129)
Equity securities	(50)	(7)	(309)
Mortgage loans	(287)	(264)	(470)
Policy loans, net	41	9	599
Short-term securities (purchases) sales, net	(914)	(810)	316
Other investments (purchases), sales, net	103	(461)	(413)
Securities transactions in course of settlement, net	1,086	944	(463)

Net Cash Used in Investing Activities	(4,188)	(2,307)	(1,223)

Cash Flows from Financing Activities
Contractholder fund deposits	8,308	6,022	5,764
Contractholder fund withdrawals	(4,932)	(4,030)	(4,946)
Dividends to parent company	(472)	(860)	(550)
Net Cash Provided by Financing Activities	2,904	1,132	268

Net increase (decrease) in cash	(4)	65	20
Cash at December 31, previous year	150	85	65

Cash at December 31, current year	$146	$150	$85

See Notes to Consolidated Financial Statements.

5

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies used in the preparation of the accompanying financial statements follow.

Basis of Presentation

At December 31, 2001 and 2000, The Travelers Insurance Company (TIC, together with its subsidiaries, the Company), was a wholly owned subsidiary of The Travelers Insurance Group Inc. (TIGI), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. On February 4, 2002, TIGI changed its name to Travelers Property Casualty Corp. (TPC). The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance entities of the Company are TIC and its subsidiaries, The Travelers Life and Annuity Company (TLAC), Primerica Life Insurance Company (Primerica Life), and its subsidiaries, Primerica Life Insurance Company of Canada, CitiLife Financial Limited (CitiLife) and National Benefit Life Insurance Company (NBL). Significant intercompany transactions and balances have been eliminated. See Note 16.

The financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the 2001 presentation.

Accounting Changes

Accounting for Derivative Instruments and Hedging Activities

Effective January 1, 2001, the Company adopted the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (FAS 133). FAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation.

As a result of adopting FAS 133, the Company recorded a charge of $6 million after tax, reflected as a cumulative catch-up adjustment in the consolidated statement of income and a charge of $29 million after tax, reflected as a cumulative catch-up adjustment in the accumulated other changes in equity from nonowner sources section of shareholder’s equity. During the twelve months ending December 31, 2001, the Company reclassified from accumulated other changes in equity from nonowner sources into net investment income $35 million of losses related to derivatives that were designated as cash flow hedges at transition.

Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In April 2001, the Company adopted the FASB Emerging Issues Task Force (EITF) 99-20, “Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets” (EITF 99-20). EITF 99-20 establishes guidance on the recognition and measurement of interest income and impairment on

6

certain investments, e.g., certain asset-backed securities. The recognition of impairment resulting from the adoption of EITF 99-20 was recorded as a cumulative catch-up adjustment. Interest income on beneficial interest falling within the scope of EITF 99-20 is to be recognized prospectively. As a result of adopting EITF 99-20, the Company recorded a charge of $3 million after tax, reflected as a cumulative catch-up adjustment in the consolidated statement of income. The implementation of this EITF did not have a significant impact on results of operations, financial condition or liquidity.

Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125” (FAS 140). Provisions of FAS 140 primarily relating to transfers of financial assets and securitizations that differ from provisions of “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (FAS 125) are effective for transfers taking place after March 31, 2001. Special purpose entities (SPEs) used in securitizations that are currently qualifying SPEs under FAS 125 will continue to be treated as qualifying SPEs so long as they issue no new beneficial interests and accept no new asset transfers after March 31, 2001, other than transfers committed to prior to that date. Under FAS 140 qualifying SPEs are not consolidated by the transferor. FAS 140 also amends the accounting for collateral and requires n ew disclosures for collateral, securitizations, and retained interests in securitizations. These provisions are effective for financial statements for fiscal years ending after December 15, 2000. The accounting for collateral, as amended, requires (a) certain assets pledged as collateral to be separately reported in the consolidated balance sheet from assets not so encumbered and (b) disclosure of assets pledged as collateral that have not been reclassified and separately reported. The adoption of FAS 140 did not have a significant effect on the Company’s results of operations, financial condition or liquidity. See Note 4.

Accounting Standards Not Yet Adopted

Business Combinations, Goodwill and Other Intangible Assets

In July 2001, the FASB issued Statements of Financial Accounting Standards No. 141, “Business Combinations” (FAS 141) and No. 142, “Goodwill and Other Intangible Assets” (FAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. The Company will apply the new rules on accounting for goodwill and other intangible assets in the first quarter of 2002 and for purchase business combinations consummated a fter June 30, 2001.

Upon adoption, the Company will stop amortizing goodwill and indefinite-lived intangible assets. Based on the current levels of these assets, this would reduce general and administrative expenses and increase net income by approximately $11 million in 2002. In addition, the Company has performed the transitional impairment tests using the fair value approach required by the new standard. Based upon these tests, the Company does not anticipate impairing goodwill or other intangible assets as of January 1, 2002.

Asset Retirement Obligations

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 143, “Accounting for Asset Retirement Obligations” (FAS 143). FAS 143 changes the measurement of an asset retirement obligation from a cost-accumulation approach to a fair value approach, where the fair value (discounted value) of an asset retirement obligation is recognized as a liability in the period in which it is incurred and accretion expense is recognized using the credit-adjusted risk-free interest rate in effect when the liability was initially recognized. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset and subsequently amortized into expense. The pre-FAS 143 prescribed practice of reporting a retirement obligation as a contra-asset will no longer be allowed. The Company is in the process of assessing the impact of the new standard that will take effect on January 1, 2003.

7

Impairment or Disposal of Long-Lived Assets

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (FAS 144). FAS 144 establishes a single accounting model for long-lived assets to be disposed of by sale. A long-lived asset classified as held for sale is to be measured at the lower of its carrying amount or fair value less cost to sell. Depreciation (amortization) is to cease. Impairment is recognized only if the carrying amount of a long-lived asset is not recoverable from its undiscounted cash flows and is measured as the difference between the carrying amount and fair value of the asset. Long-lived assets to be abandoned, exchanged for a similar productive asset, or distributed to owners in a spin-off are considered held and used until disposed of. Accordingly, discontinued operations are no longer to be measured on a net realizable value basis, and future operating losses are no longer recognized before they occur.

The Company will adopt FAS 144 effective January 1, 2002. The provisions of the new standard are generally to be applied prospectively and are not expected to significantly affect the Company’s results of operations, financial condition or liquidity.

Accounting Policies

Investments

Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment.

Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely accepted securities data provider. Fixed maturities, including instruments subject to securities lending agreements (see Note 4), are classified as “available for sale” and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder’s equity.

Equity securities, which include common and non-redeemable preferred stocks, are classified as “available for sale” and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder’s equity, net of income taxes.

Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 2001 and 2000.

Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 2001 and 2000.

Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

Other invested assets include partnership investments and real estate joint ventures accounted for on the equity method of accounting. Undistributed income is reported in net investment income. Also included in other invested assets is an investment in Citigroup Preferred Stock. See Note 13.

8

Accrual of income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received. Investments in default at December 31, 2001 and 2000 were insignificant.

Derivative Financial Instruments

The Company uses derivative financial instruments, including financial futures contracts, interest rate swaps, currency swaps, equity swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price change and foreign currency risk. The Company, through Tribeca Investments LLC, a subsidiary that is a broker-dealer, holds and issues derivative instruments for trading purposes. (See Note 11 for a more detailed description of the Company’s derivative use.) Derivative financial instruments in a gain position are reported in the consolidated balance sheet in other invested assets while derivative financial instruments in a loss position are reported in the consolidated balance sheet in other liabilities.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative has to be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains (losses), together with changes in the fair value of the related hedged item. The Company’s fair value hedges are primarily of available-for-sale securities.

For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives’ fair value will not be included in current earnings but are reported in the accumulated other changes in equity from nonowner sources in shareholder’s equity. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in realized investment gains (losses). The Company’s cash flow hedges primarily include hedges of foreign denominated funding agreements and floating rate available-for-sale securities.

For net investment hedges, in which derivatives hedge the foreign currency exposure of a net investment in a foreign operation, the accounting treatment will similarly depend on the effectiveness of the hedge. The effective portion of the change in fair value of the derivative, including any forward premium or discount, is reflected in the accumulated other changes in equity from nonowner sources as part of the foreign currency translation adjustment in shareholder’s equity. The ineffective portion is reflected in realized investment gains (losses).

Derivatives that are used to hedge instruments that are carried at fair value, or do not qualify as hedges under the new rules, are also carried at fair value with changes in value reflected in realized investment gains (losses).

The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of correlation. If a hedge relationship is found to be ineffective, it no longer qualifies as a hedge and any excess gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains (losses).

For those hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield. For cash flow hedges, any changes in fair value of the end-user derivative remain in the accumulated other changes in equity from nonowner sources in shareholder’s equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, any changes in fair value of the end-user derivative are immediately reflected in realized investment gains (losses).

Financial instruments with embedded derivatives:

The Company bifurcates an embedded derivative where a.) the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, b.) the

9

entire instrument would not otherwise be remeasured at fair value and c.) a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under FAS 133.

The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains (losses). Derivatives embedded in convertible debt securities are classified in the consolidated balance sheet as fixed maturity securities, consistent with the host instruments.

The Company markets certain insurance contracts that have embedded derivatives, primarily variable annuity contracts with put options. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains (losses) consistent with the hedge instrument. Derivatives embedded in variable annuity contracts are classified in the consolidated balance sheet as future policyholder benefits and claims.

Prior to the adoption of FAS 133 on January 1, 2001, end-user derivatives designated as qualifying hedges were accounted for consistent with the risk management strategy as follows. Derivatives used for hedging purposes were generally accounted for using hedge accounting. Changes in value of the derivatives which were expected to substantially offset the changes in value of the hedged items qualified for hedge accounting. Hedges were monitored to ensure that there was a high correlation between the derivative instrument and the hedged investment. Derivatives that did not qualify for hedge accounting were marked to market with changes in market value reflected in the consolidated statement of income as realized gains (losses).

Payments to be received or made under interest rate swaps were accrued and recognized in net investment income. Swaps hedging investments were carried at fair value with unrealized gains (losses), net of taxes, charged directly to shareholder’s equity. Interest rate and currency swaps hedging liabilities were treated as off-balance sheet instruments. Gains and losses arising from financial future contracts were used to adjust the basis of hedged investments and were recognized in net investment income over the life of the investment. Gains and losses arising from equity index options were marked to market with changes in market value reflected in realized investment gains (losses). Forward contracts hedging investments were marked to market based on changes in the spot rate with changes in market value reflected in realized investment gains (losses) and any forward premium or discount was recognized in net investment income over the life of the contract. Gains and losses from forward contracts hedging foreign operations were carried at fair value with unrealized gains (losses), net of taxes, charged directly to shareholder’s equity.

Investment Gains and Losses

Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Other-than-temporary declines in fair value of investments are included in realized investment gains and losses. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

Deferred Acquisition Costs

Costs of acquiring individual life insurance and annuities, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance, are amortized in relation to anticipated premiums. Universal life costs are amortized in relation to estimated gross profits, and annuity contracts employ a level yield method. For life insurance, a 15 to 20-year amortization period is used, and a 7 to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

Value of Insurance in Force

The value of insurance in force is an asset that was recorded at the time of acquisition of the Company by Citigroup’s predecessor. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life

10

insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. The carrying value at December 31, 2001 and 2000 was $144 million and $170 million, respectively.

Separate and Variable Accounts

Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value.

Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

Goodwill and Intangible Assets

Goodwill and intangible assets are included in other assets. Prior to the adoption of FASB Statements of Financial Accounting Standards No. 141 “Business Combinations” (FAS 141) and No. 142 “Goodwill and Other Intangible Assets” (FAS 142), which will be applied to goodwill and intangible assets in the first quarter of 2002, goodwill is being amortized on a straight-line basis principally over a 40-year period. The carrying amount of $336 million and $334 million of goodwill and other intangible assets at December 31, 2001 and 2000, respectively, is regularly reviewed for indication of impairment in value that in the view of management would be other than temporary. If it is determined that goodwill and other intangible assets are unlikely to be recovered, impairment is recognized on a discounted cash flow basis.

Upon adoption of FAS 141 and FAS 142, the Company will stop amortizing goodwill and intangible assets deemed to have an infinite useful life. Instead, these assets will be subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 1, Summary of Significant Accounting Policies, Accounting Standards Not Yet Adopted.

Contractholder Funds

Contractholder funds represent receipts from the issuance of universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 1.9% to 14.0%.

Future Policy Benefits

Future policy benefits represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 8.1%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

Guaranty Fund and Other Insurance Related Assessments

Included in Other Liabilities is the Company’s estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company’s share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2001 and 2000, the Company had a liability of $22.3 million and $22.5 million, respectively, for guaranty fund assessments and a related premium tax offset recoverable of $4.3 million and $3.4 million, respectively. The assessments are expected to be paid over

11

a period of 3 to 5 years and the premium tax offsets are expected to be realized over a period of 10 to 15 years.

Permitted Statutory Accounting Practices

The Company’s insurance subsidiaries, domiciled principally in Connecticut and Massachusetts, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

Premiums

Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

Fee Income

Fee income includes mortality, administrative and equity protection charges, as well as universal life and variable annuity separate account management fees.

Other Revenues

Other revenues include surrender, penalties and other charges related to annuity and universal life contracts. Also included are revenues of non-insurance subsidiaries and amortization of deferred income.

Current and Future Insurance Benefits

Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life, term life and health insurance benefits.

Interest Credited to Contractholders

Interest credited to contractholders represents amounts earned by universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts in accordance with contract provisions.

Federal Income Taxes

The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

Stock-Based Compensation

The Company accounts for the stock-based compensation plans using the accounting method prescribed by Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (APB 25), and has included in the Notes to Consolidated Financial Statements the pro forma disclosures required by Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (FAS 123). See Note 13. The Company accounts for its stock-based non-employee compensation plans at fair value.

2.   BUSINESS DISPOSITION

Effective July 1, 2000, the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. The proceeds were $410 million, resulting in a deferred gain of approximately $150 million after-tax. The deferred gain will be amortized in relation to anticipated premiums. After-tax amortization amounted to $21 million and $5 million in

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2001 and 2000, respectively. Earned premiums were $25 million, $138 million and $230 million in 2001, 2000 and 1999, respectively.

3.   OPERATING SEGMENTS

The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc.

Travelers Life & Annuity (TLA) core offerings include individual annuity, individual life, corporate owned life insurance (COLI) and group annuity insurance products distributed by TIC and TLAC principally under the Travelers name. Among the range of individual products offered are fixed and variable deferred annuities, payout annuities and term, universal and variable life insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The group products include institutional pensions, including guaranteed investment contracts (GICs), payout annuities, group annuities sold to employer-sponsored retirement and savings plans and structured finance transactions. The majority of the annuity business and a substantial portion of the life business written by TLA are accounted for as investment contracts, with the result that the deposits collected are reported as liabilities and are not included in revenues.

The Primerica Life Insurance business segment consolidates primarily the business of Primerica Life, Primerica Life Insurance Company of Canada, CitiLife and NBL. The Primerica Life Insurance business segment offers individual life products, primarily term insurance, to customers through a nationwide sales force of approximately 96,000 full and part-time licensed Personal Financial Analysts.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1), except that management also includes receipts on long-duration contracts (universal life-type and investment contracts) as deposits along with premiums in measuring business volume. The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, and deferred tax assets, were not material.

Business Segment Information:

At and for the year Ended December 31, 2001 ($ in millions)	Travelers Life & Annuity	Primerica Life Insurance	Total

Business Volume:
Premiums	$957	$1,145	$2,102
Deposits	13,067	—	13,067

Total business volume	$14,024	$1,145	$15,169
Net investment income	2,530	301	2,831
Interest credited to contractholders	1,179	—	1,179
Amortization of deferred acquisition costs	171	208	379
Total expenditures for deferred acquisition costs	553	298	851
Federal income taxes (FIT) on Operating Income	377	209	586
Operating Income (excludes realized gains or losses and the related FIT)	$801	$399	$1,200
Segment Assets	$69,836	$8,030	$77,866

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At and for the year Ended December 31, 2000 ($ in millions)	Travelers Life & Annuity	Primerica Life Insurance	Total

Business Volume:
Premiums	$860	$1,106	$1,966
Deposits	11,536	—	11,536
Total business volume	$12,396	$1,106	$13,502
Net investment income	2,450	280	2,730
Interest credited to contractholders	1,038	—	1,038
Amortization of deferred acquisition costs	166	181	347
Total expenditures for deferred acquisition costs	520	272	792
Federal income taxes (FIT) on Operating Income	381	197	578
Operating Income (excludes realized gains or losses and the related FIT)	$777	$376	$1,153
Segment Assets	$62,771	$7,522	$70,293

At and for the year Ended December 31, 1999 ($ in millions)	Travelers Life & Annuity	Primerica Life Insurance	Total

Business Volume:
Premiums	$656	$1,072	$1,728
Deposits	10,639	—	10,639

Total business volume	$11,295	$1,072	$12,367
Net investment income	2,249	257	2,506
Interest credited to contractholders	937	—	937
Amortization of deferred acquisition costs	127	188	315
Total expenditures for deferred acquisition costs	430	256	686
Federal income taxes (FIT) on Operating Income	319	186	505
Operating Income (excludes realized gains or losses and the related FIT)	$619	$355	$974
Segment Assets	$56,615	$6,916	$63,531

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Business Segment Reconciliation:

	At and for the years ended December 31,

($ in millions)	2001	2000	1999

Business Volume and Revenues
Total business volume	$15,169	$13,502	$12,367
Other revenues, including fee income	644	635	521
Elimination of deposits	(13,067)	(11,536)	(10,639)

Revenue from external sources	2,746	2,601	2,249
Net investment income	2,831	2,730	2,506
Realized investment gains (losses)	125	(77)	113

Total revenues	$5,702	$5,254	$4,868

Operating Income
Total operating income of business segments	$1,200	$1,153	$974
Realized investment gains (losses), net of tax	81	(50)	73
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax	(6)	—	—
Cumulative effect of change in accounting for securitized financial assets, net of tax	(3)	—	—

Income from continuing operations	$1,272	$1,103	$1,047

Assets

Total assets of business segments	$77,866	$70,293	$63,531

Business Volume and Revenues
Individual Annuities	$7,166	$7,101	$5,816
Group Annuities	8,383	6,563	6,572
Individual Life and Health Insurance	2,854	2,445	2,424
Other (a)	366	681	695
Elimination of deposits	(13,067)	(11,536)	(10,639)

Total revenue	$5,702	$5,254	$4,868

             (a)   Other represents revenue attributable to unallocated capital and run-off businesses.

The Company’s revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

The Company had no transactions with a single customer representing 10% or more of its revenue.

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4.   INVESTMENTS

Fixed Maturities

The amortized cost and fair value of investments in fixed maturities were as follows:

December 31, 2001 ($ in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Available For Sale:
Mortgage-backed securities – CMOs and pass-through securities	$6,654	$116	$57	$6,713
U.S. Treasury securities and obligations of U.S. Government and government agencies and authorities	1,677	8	63	1,622
Obligations of states, municipalities and political subdivisions	108	4	1	111
Debt securities issued by foreign governments	810	46	5	851
All other corporate bonds	17,904	482	260	18,126
Other debt securities	4,406	154	86	4,474
Redeemable preferred stock	171	12	8	175

Total Available For Sale	$31,730	$822	$480	$32,072

December 31, 2000 ($ in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Available For Sale:
Mortgage-backed securities – CMOs and pass-through securities	$5,492	$169	$34	$5,627
U.S. Treasury securities and obligations of U.S. Government and government agencies and authorities	1,141	71	5	1,207
Obligations of states, municipalities and political subdivisions	168	14	1	181
Debt securities issued by foreign governments	761	18	14	765
All other corporate bonds	14,575	269	253	14,591
Other debt securities	4,217	87	59	4,245
Redeemable preferred stock	201	14	19	196

Total Available For Sale	$26,555	$642	$385	$26,812

Proceeds from sales of fixed maturities classified as available for sale were $14.1 billion, $10.8 billion and $12.6 billion in 2001, 2000 and 1999, respectively. Gross gains of $633 million, $213 million and $200 million and gross losses of $426 million, $432 million and $223 million in 2001, 2000 and 1999, respectively, were realized on those sales.

Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $4.6 billion and $4.8 billion at December 31, 2001 and 2000, respectively.

The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

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($ in millions)	Amortized Cost	Fair Value

Maturity:
Due in one year or less	$1,843	$1,868
Due after 1 year through 5 years	9,206	9,401
Due after 5 years through 10 years	7,578	7,649
Due after 10 years	6,449	6,441

	25,076	25,359

Mortgage-backed securities	6,654	6,713

Total Maturity	$31,730	$32,072

The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company’s investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 2001 and 2000, the Company held CMOs classified as available for sale with a fair value of $4.5 billion and $4.4 billion, respectively. Approximately 38% and 49%, respectively, of the Company’s CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2001 and 2000. In addition, the Company held $2.1 billion and $1.1 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2001 and 2000, respectively. All of these securities are rated AAA.

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and reinvests it in short-term securities. The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the collateral held, representing its obligation to return the collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2001 and 2000, the Company held collateral of $2.4 billion and $1.5 billion, respectively.

Equity Securities

The cost and fair values of investments in equity securities were as follows:

Equity Securities: ($ in millions)	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

December 31, 2001
Common stocks	$96	$11	$6	$101
Non-redeemable preferred stocks	375	8	12	371

Total Equity Securities	$471	$19	$18	$472

December 31, 2000
Common stocks	$139	$11	$25	$125
Non-redeemable preferred stocks	492	7	32	467

Total Equity Securities	$631	$18	$57	$592

Proceeds from sales of equity securities were $112 million, $397 million and $100 million in 2001, 2000 and 1999, respectively. Gross gains of $10 million, $107 million and $15 million and gross losses of $109 million, $16 million and $8 million in 2001, 2000 and 1999, respectively, were realized on those sales.

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Mortgage Loans and Real Estate

At December 31, 2001 and 2000, the Company’s mortgage loan and real estate portfolios consisted of the following:

($ in millions)	2001	2000

Current Mortgage Loans	$1,976	$2,144
Underperforming Mortgage Loans	19	43

Total Mortgage Loans	1,995	2,187

Real Estate —Foreclosed	42	18
Real Estate — Investment	13	13

Total Real Estate	55	31

Total Mortgage Loans and Real Estate	$2,050	$2,218

Underperforming mortgage loans include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

Aggregate annual maturities on mortgage loans at December 31, 2001 are as follows:

Year Ending December 31, ($ in millions)

2002	$139
2003	174
2004	133
2005	132
2006	206
Thereafter	1,211

Total	$1,995

Trading Securities

Trading securities of the Company are held in Tribeca Investments LLC. See Note 11.

The Company’s trading portfolio investments and related liabilities are normally held for periods less than six months. Therefore, expected future cash flows for these assets and liabilities are expected to be realized in less than one year.

Other invested assets

Other invested assets are composed of the following:

($ in millions)	2001	2000

Investment in Citigroup preferred stock	$987	$987
Partnership investments	949	807
Real estate joint ventures	520	535
Other	29	27

Total	$2,485	$2,356

Concentrations

At December 31, 2001 and 2000, the Company had an investment in Citigroup Preferred Stock of $987 million. See Note 13.

The Company maintains a short-term investment pool for its insurance affiliates in which the Company also participates. See Note 13.

The Company had concentrations of investments, primarily fixed maturities at fair value, in the following industries:

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($ in millions)	2001	2000

Electric Utilities	$3,883	$2,244
Banking	1,944	2,078
Finance	1,633	1,836

The Company held investments in foreign banks in the amount of $954 million and $1,082 million at December 31, 2001 and 2000, respectively, which are included in the table above. Below investment grade assets included in the categories of the preceding table totaled $401 million in 2001 and $214 million in 2000.

Included in fixed maturities are below investment grade assets totaling $2.3 billion and $2.0 billion at December 31, 2001 and 2000, respectively. The Company defines its below investment grade assets as those securities rated Ba1 (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade.

Included in mortgage loans were the following group concentrations:

	2001	2000

State
California	$788	$734
New York	203	208
Property Type
Agricultural	$1,131	$1,006
Office	471	661

The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company’s underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

Non-Income Producing Investments

Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were insignificant.

Restructured Investments

The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 2001 and 2000. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 2001 and 2000. Interest on these assets, included in net investment income, was also insignificant in 2001 and 2000.

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Net Investment Income

	For The Year Ended December 31,

($ in millions)	2001	2000	1999

Gross Investment Income
Fixed maturities	$2,328	$2,061	$1,806
Mortgage loans	210	223	235
Trading	131	208	141
Joint ventures and partnerships	71	150	141
Other, including policy loans	218	237	287

Total gross investment income	2,958	2,879	2,610

Investment expenses	127	149	104

Net investment income	$2,831	$2,730	$2,506

Realized and Unrealized Investment Gains (Losses)

Net realized investment gains (losses) for the periods were as follows:

	For The Year Ended December 31,

($ in millions)	2001	2000	1999

Realized Investment Gains (Losses)
Fixed maturities	$207	$(219)	$(23)
Equity securities	(99)	91	7
Mortgage loans	5	27	29
Real estate held for sale	3	25	108
Other	9	(1)	(8)

Total realized investment gains (losses)	$125	$(77)	$113

Changes in net unrealized investment gains (losses) that are reported in accumulated other changes in equity from nonowner sources were as follows:

	For The Year Ended December 31,

($ in millions)	2001	2000	1999

Unrealized Investment Gains (Losses)
Fixed maturities	$85	$891	$(1,554)
Equity securities	40	(132)	49
Other	(20)	13	(30)

Total unrealized investment gains (losses)	105	772	(1,535)

Related taxes	37	271	(539)
Change in unrealized investment gains (losses)	68	501	(996)
Balance beginning of year	103	(398)	598

Balance end of year	$171	$103	$(398)

5.   REINSURANCE

The Company uses reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

Since 1997 universal life business has been reinsured under an 80%/20% quota share reinsurance program and term life business has been reinsured under a 90%/10% quota share reinsurance program. Maximum retention of $2.5

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million is generally reached on policies in excess of $12.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million. Total in-force business ceded under reinsurance contracts is $285.7 billion and $252.5 billion at December 31, 2001 and 2000.

Effective July 1, 2000 the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. Written premiums ceded per these arrangements were $233.3 million and $123.4 million in 2001 and 2000, respectively, and earned premiums ceded were $240.1 million and $117.3 million in 2001 and 2000, respectively.

The Company writes workers’ compensation business through its Accident Department. This business is ceded 100% to an affiliate, The Travelers Indemnity Company.

A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):

	For the years ending December 31,

	2001	2000	1999

Written Premiums
Direct	$2,848	$2,634	$2,274
Assumed from:
Non-affiliated companies	1	—	—
Ceded to:
Affiliated companies	(146)	(195)	(206)
Non-affiliated companies	(591)	(465)	(322)

Total Net Written Premiums	$2,112	$1,974	$1,746

	2001	2000	1999

Earned Premiums
Direct	$2,879	$2,644	$2,248
Assumed from:
Non-affiliated companies	1	—	—
Ceded to:
Affiliated companies	(180)	(216)	(193)
Non-affiliated companies	(598)	(462)	(327)

Total Net Earned Premiums	$2,102	$1,966	$1,728

Reinsurance recoverables at December 31, 2001 and 2000 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

	2001	2000

Reinsurance Recoverables
Life and Accident and Health Business:
Non-affiliated companies	$2,282	$2,024
Property-Casualty Business:
Affiliated companies	1,881	1,953

Total Reinsurance Recoverables	$4,163	$3,977

Reinsurance recoverables include $1,060 million and $820 million from General Electric Capital Assurance Company, and also include $500 million and $539 million, from The Metropolitan Life Insurance Company at December 31, 2001 and 2000, respectively.

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6.   DEPOSIT FUNDS AND RESERVES

At December 31, 2001 and 2000, the Company had $34.1 billion and $29.7 billion of life and annuity deposit funds and reserves, respectively. Of that total, $19.1 billion and $16.4 billion is not subject to discretionary withdrawal based on contract terms. The remaining $15.0 billion and $13.3 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amounts that are subject to discretionary withdrawal is $4.2 billion and $2.9 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $5.0 billion and $4.9 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 4.7% and 4.5%, respectively. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $5.8 billion and $5.5 billion of liabilities are surrenderable without charge. More than 10.2% and 10.5% of these relate to individual life products for 2001 and 2000, respectively. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

7.   FEDERAL INCOME TAXES

Effective Tax Rate

	For the year ended December 31,

($ in millions)	2001	2000	1999

Income Before Federal Income Taxes	$1,911	$1,654	$1,592
Statutory Tax Rate	35%	35%	35%

Expected Federal Income Taxes	669	579	557
Tax Effect of:
Non-taxable investment income	(20)	(19)	(19)
Other, net	(19)	(9)	7

Federal Income Taxes	$630	$551	$545

Effective Tax Rate	33%	33%	34%

Composition of Federal Income Taxes

Current:
United States	$424	$429	$377
Foreign	47	33	32

Total	471	462	409

Deferred:
United States	166	96	143
Foreign	(7)	(7)	(7)

Total	159	89	136

Federal Income Taxes	$630	$551	$545

Additional tax benefits attributable to employee stock plans allocated directly to shareholder’s equity for the years ended December 31, 2001, 2000 and 1999 were $21 million, $24 million and $17 million, respectively.

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The net deferred tax liabilities at December 31, 2001 and 2000 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

($ in millions)	2001	2000

Deferred Tax Assets:
Benefit, reinsurance and other reserves	$539	$667
Operating lease reserves	62	66
Employee benefits	104	102
Other	158	139

Total	863	974

Deferred Tax Liabilities:
Deferred acquisition costs and value of insurance in force	(968)	(843)
Investments, net	(215)	(308)
Other	(89)	(107)

Total	(1,272)	(1,258)

Net Deferred Tax Liability	$(409)	$(284)

The Company and its life insurance subsidiaries file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

At December 31, 2001, the Company had no ordinary or capital loss carryforwards.

The policyholders’ surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not currently contemplated from this account. At current rates the maximum amount of such tax would be approximately $326 million.

8.   SHAREHOLDER’S EQUITY

Shareholder’s Equity and Dividend Availability

The Company’s statutory net income, which includes the statutory net income of all insurance subsidiaries, was $330 million, $981 million and $890 million for the years ended December 31, 2001, 2000 and 1999, respectively. The Company’s statutory capital and surplus was $5.09 billion and $5.16 billion at December 31, 2001 and 2000, respectively.

Effective January 1, 2001, the Company began preparing its statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual – version effective January 1, 2001, subject to any deviations prescribed or permitted by its domicilary insurance commissioners (see Note 1, Summary of Significant Accounting Policies, Permitted Statutory Accounting Practices). The impact of this change on statutory capital and surplus was not significant. The impact of this change on statutory net income was $119 million, related to recording equity method investment earnings as unrealized gains versus net investment income.

The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. A maximum of $586 million is available by the end of the year 2002 for such dividends without prior approval of the State of Connecticut Insurance Department, depending upon the amount and timing of the payments. The Company paid dividends of $472 million, $860 million and $550 million in 2001, 2000 and 1999, respectively.

23

Accumulated Other Changes in Equity from Nonowner Sources, Net of Tax

Changes in each component of Accumulated Other Changes in Equity from Nonowner Sources were as follows:

($ in millions)	Net Unrealized Gain (Loss) On Investment Securities	Foreign Currency Translation Adjustments	Derivative Instruments And Hedging Activities	Accumulated Other Changes in Equity from Nonowner Sources

Balance, January 1, 1999	$607	$(9)	$-	$598
Unrealized losses on investment securities, net of tax of $(576)	(923)	—	—	(923)
Less: reclassification adjustment for gains included in net income, net of tax of $40	(73)	—	—	(73)

Period change	(996)	—	—	(996)

Balance, December 31, 1999	(389)	(9)	—	(398)
Unrealized gains on investment securities, net of tax of $297	451	—	—	451
Less: reclassification adjustment for losses included in net income, net of tax of $(27)	50	—	—	50
Foreign currency translation adjustment, net of tax of $1	—	1	—	1

Period change	501	1	—	502

Balance, December 31, 2000	112	(8)	—	104
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax of $(16)	—	—	(29)	(29)
Unrealized gain on investment securities, net of tax of $80	149	—	—	149
Less: reclassification adjustment for gains included in net income, net of tax of $44	(81)	—	—	(81)
Foreign currency translation adjustment, net of tax of $(3)	—	(5)	—	(5)
Derivative instrument hedging activity losses, net of tax of $(35)	—	—	(64)	(64)

Period change	68	(5)	(93)	(30)

Balance, December 31, 2001	$180	$(13)	$(93)	$74

9.   BENEFIT PLANS

Pension and Other Postretirement Benefits

The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by TPC. (See Note 16). The Company’s share of net expense for the qualified pension and other postretirement benefit plans was not significant for 2001, 2000 and 1999.

24

401(k) Savings Plan

Substantially all of the Company’s employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company’s expenses in connection with the 401(k) savings plan were not significant in 2001, 2000 and 1999. See Note 13.

10.   LEASES

Most leasing functions for TPC and its subsidiaries are administered by the property casualty affiliates of the Company. Rent expense related to all leases is shared by the companies on a cost allocation method based generally on estimated usage by department. Net rent expense was $26 million, $26 million, and $30 million in 2001, 2000 and 1999, respectively.

Year Ending December 31, ($ in millions)	Minimum Operating Rental Payments

2002	$46
2003	47
2004	44
2005	41
2006	43
Thereafter	220

Total Rental Payments	$441

Future sublease rental income of approximately $91 million will partially offset these commitments. Also, the Company will be reimbursed for 50% of the rental expense for a particular lease totaling $167 million, by an affiliate. Minimum future capital lease payments are not significant.

The Company is reimbursed for use of furniture and equipment through cost sharing agreements by its affiliates.

See Note 16 for additional information about lease arrangements.

11.   DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

Derivative Financial Instruments

The Company uses derivative financial instruments, including financial futures contracts, interest rate swaps, currency swaps, equity swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price changes and foreign currency risk. The Company, through Tribeca Investments LLC, a subsidiary that is a broker-dealer, holds and issues derivative instruments for trading purposes.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, commodity, or currency at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor’s 500 Index falls below agreed upon strike prices.

Currency option contracts are used on an ongoing basis to hedge the Company’s exposure to foreign currency exchange rates that result from the Company’s direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters contracts that give it the right, but not the obligation, to sell the foreign currency within a limited time at a contracted price that may also be settled in cash, based on differentials in the foreign exchange rate. These contracts cannot be settled prior to maturity.

25

The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each other based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

The Company enters into currency swaps in connection with other financial instruments to provide greater risk diversification and better match assets purchased in U.S. Dollars with a corresponding liability originated in a foreign currency. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, foreign currency for U.S. Dollars based upon interest amounts calculated by reference to an agreed upon notional principal amount. Generally, there is an exchange of foreign currency for U.S. Dollars at the outset of the contract based upon prevailing foreign exchange rates. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Forward contracts are used on an ongoing basis to hedge the Company’s exposure to foreign currency exchange rates that result from the net investment in the Company’s Canadian Operations as well as direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts to exchange foreign currency for U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

The Company monitors the creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, credit limits and other monitoring procedures.

The following table summarizes certain information related to the Company’s hedging activities for the year ended December 31, 2001:

($ in millions)	Year Ended December 31, 2001

Hedge ineffectiveness recognized related to fair value hedges	$(4.1)
Hedge ineffectiveness recognized related to cash flow hedges	(6.2)
Cash flow transaction amount expected to be reclassified from accumulated other changes in equity from nonowner sources into pretax earnings within twelve months from 12/31/01	(110.0)
Net gain recorded in accumulated other changes in equity from nonowner sources related to net investment hedges	0.8

During the year ended December 31, 2001 there were no discontinued forecasted transactions.

In 2000, these derivative financial instruments were treated as off-balance sheet instruments. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For interest rate swaps, currency swaps, equity swaps, options and forward contracts, credit risk is limited to the amount that it would cost the Company to replace the contracts. Financial futures contracts and purchased listed option contracts have very little credit risk since organized exchanges are the counterparties.

Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to non-affiliated partnerships. The off-balance sheet risk of fixed and variable rate loan commitments was not significant at December 31, 2001 and 2000. The Company had unfunded commitments of $525.1 million and $491.2 million to these partnerships at December 31, 2001 and 2000, respectively.

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Fair Value of Certain Financial Instruments

The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by Statement of Financial Accounting Standards No. 107, “Disclosure about Fair Value of Financial Instruments,” and therefore are not included in the amounts discussed.

At December 31, 2001 and 2000, investments in fixed maturities had a carrying value and a fair value of $32.1 billion and $26.8 billion, respectively. See Notes 1 and 4.

At December 31, 2001, mortgage loans had a carrying value of $2.0 billion and a fair value of $2.1 billion and at year-end 2000 had a carrying value of $2.2 billion and a fair value of $2.2 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

Included in other invested assets are 987 shares of Citigroup Cumulative Preferred Stock Series YY carried at cost of $987 million at December 31, 2001 and 2000. This series YY preferred stock pays cumulative dividends at 5.321%, has a liquidation value of $1 million per share, and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after December 22, 2018. Dividends totaling $52.5 million were received during 2001, 2000 and 1999, respectively. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

At December 31, 2001, contractholder funds with defined maturities had a carrying value of $9.5 billion and a fair value of $10.0 billion, compared with a carrying value and a fair value of $6.8 billion and $6.7 billion at December 31, 2000. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company’s credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $10.6 billion and a fair value of $10.3 billion at December 31, 2001, compared with a carrying value of $10.1 billion and a fair value of $9.9 billion at December 31, 2000. These contracts generally are valued at surrender value.

The carrying values of $495 million and $588 million of financial instruments classified as other assets approximated their fair values at December 31, 2001 and 2000, respectively. The carrying values of $1.5 billion and $2.4 billion of financial instruments classified as other liabilities also approximated their fair values at December 31, 2001 and 2000, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $507 million at December 31, 2001, compared with a carrying value and a fair value of $376 million at December 31, 2000. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $507 million at December 31, 2001, compared with a carrying value and a fair value of $376 million at December 31, 2000.

The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values.

The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

12.   COMMITMENTS AND CONTINGENCIES

Financial Instruments with Off-Balance Sheet Risk

See Note 11 for a discussion of financial instruments with off-balance sheet risk.

Litigation

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

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TIC and its subsidiaries are defendants or co-defendants in various other litigation matters in the normal course of business. These include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise. In the opinion of the Company’s management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.

13.   RELATED PARTY TRANSACTIONS

Certain administrative and data processing services are provided to the Company by its property casualty affiliates. Investment advisory and management services are provided to the Company by other affiliates. The Company provides various employee benefits coverages to employees of certain subsidiaries of TPC. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department. The amounts due from affiliates included in other assets in 2001 and 2000 were $88.2 million and $50.0 million, respectively. See Note 16.

The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2001 and 2000, the pool totaled approximately $5.6 billion and $4.4 billion, respectively. The Company’s share of the pool amounted to $2.6 billion and $1.8 billion at December 31, 2001 and 2000, respectively, and is included in short-term securities in the consolidated balance sheets.

The Company markets deferred annuity products and life insurance through its affiliate, Salomon Smith Barney (SSB). Annuity deposits related to these products were $1.5 billion, $1.8 billion, and $1.3 billion in 2001, 2000 and 1999, respectively. Life premiums were $96.5 million, $77.0 million and $60.9 million in 2001, 2000 and 1999, respectively.

The Company also markets individual annuity and life insurance through CitiStreet Retirement Services LLC, a division of CitiStreet, a joint venture between Citigroup and State Street Bank. Deposits received from CitiStreet Retirement Services, LLC were $1.6 billion, $1.8 billion and $1.6 billion in 2001, 2000 and 1999, respectively.

Primerica Financial Services, Inc. (Primerica), an affiliate, is a distributor of products for TLA. Primerica sold $901 million, $1.03 billion and $903 million of individual annuities in 2001, 2000 and 1999, respectively.

The Company markets individual annuity products through an affiliate Citibank, N.A. (Citibank). Deposits received from Citibank were $564 million and $392 million in 2001 and 2000, respectively, and were insignificant in 1999.

The Company sells structured settlement annuities to its property casualty affiliates in connection with the settlement of certain policyholder obligations. Such premiums and deposits were $194 million, $191 million, and $156 million for 2001, 2000 and 1999, respectively. Reserves and contractholder funds related to these annuities amounted to $825 million and $811 million in 2001 and 2000, respectively.

At December 31, 2001 and 2000 the Company had outstanding loaned securities to SSB for $413.5 million and $234.1 million, respectively.

Included in other invested assets is a $987 million investment in Citigroup preferred stock at December 31, 2001 and 2000, carried at cost. Dividends received on this investment were $52.5 million in 2001, and 2000 and 1999.

The Company had investments in an affiliated joint venture, Tishman Speyer, in the amount of $310.9 million and $355.5 million at December 31, 2001 and 2000, respectively. Income of $65.5 million, $67.0 million and $109.5 million was earned on these investments in 2001, 2000 and 1999, respectively.

The Company also had an investment in Greenwich Street Capital Partners I, an affiliated private equity investment, in the amount of $21.6 million and $74.2 million at December 31, 2001 and 2000, respectively. Income (loss) of $(41.6) million, $8.1 million and $9.9 million were earned on this investment in 2001, 2000 and 1999, respectively.

In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers. These transactions are conducted on an arm’s length basis.

Primerica Life has entered into a General Agency Agreement with Primerica, that provides that Primerica will be Primerica Life’s general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay Primerica marketing fees of no less than $10 million based upon U.S. gross direct

28

premiums received by Primerica Life. In each of 2001, 2000, and 1999 the fees paid by Primerica Life were $12.5 million.

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup Ownership Program in 2001. Under this program, all employees meeting established requirements have been granted Citigroup stock options. During 2000 and 2001, Citigroup introduced the Citigroup 2000 Stock Purchase Plan and Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company’s employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company’s charge to income was insignificant in 2001, 2000 and 1999.

The Company also participates in the Citigroup Capital Accumulation Program. Participating officers and other employees receive a restricted stock award in the form of Citigroup common stock. These restricted stock awards generally vest after a three-year period and, except under limited circumstances, the stock can not be sold or transferred during the restricted period by the participant, who is required to render service to the Company during the restricted period. The Company’s charge to income was insignificant in 2001, 2000 and 1999.

Unearned compensation expense associated with the Citigroup restricted common stock grants, which represents the market value of Citigroup’s common stock at the date of grant, is included with other assets in the Consolidated Balance Sheet and is recognized as a charge to income ratably over the vesting period. The Company’s charge to income was insignificant during 2001, 2000 and 1999.

The Company applies Accounting Principles Board Opinion No. 25 (APB 25) and related interpretations in accounting for stock options. Since stock options under the Citigroup plans are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. FAS 123 provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options.

Had the Company applied FAS 123 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:

	Year Ended December 31,

($ in millions)	2001	2000	1999

Net income, as reported	$1,272	$1,103	$1,047
FAS 123 pro forma adjustments, after tax	(15)	(19)	(16)
Net income, pro forma	$1,257	$1,084	$1,031

The assumptions used in applying FAS 123 to account for Citigroup stock options were as follows:

	Year Ended December 31,

	2001	2000	1999

Expected volatility of Citigroup Stock	38.31%	41.5%	44.1%
Risk-free interest rate	4.42%	6.23%	5.29%
Expected annual dividend per Citigroup share	$0.92	$0.78	$0.47
Expected annual forfeiture rate	5%	5%	5%

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14.   RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

The following table reconciles net income to net cash provided by operating activities:

	For The Year Ended December 31,

($ in millions)	2001	2000	1999

Net Income from Continuing Operations	$1,281	$1,103	$1,047
Adjustments to reconcile net income to net cash provided by operating activities:
Realized (gains) losses	(125)	77	(113)
Deferred federal income taxes	159	89	136
Amortization of deferred policy acquisition costs	379	347	315
Additions to deferred policy acquisition costs	(851)	(792)	(686)
Investment income	(493)	(384)	(221)
Premium balances	7	20	(13)
Insurance reserves and accrued expenses	686	559	411
Other	237	221	99

Net cash provided by operations	$1,280	$1,240	$975

15.   NON-CASH INVESTING AND FINANCING ACTIVITIES

Significant non-cash investing and financing activities include the acquisition of real estate through foreclosures of mortgage loans amounting to $205 million in 1999. Foreclosures in 2001 and 2000 were insignificant.

16.   SUBSEQUENT EVENTS

On February 8, 2002, TPC filed a registration statement with the Securities and Exchange Commission in connection with the proposed offering of a minority interest in TPC. Citigroup has announced its plan to make a tax-free distribution of a portion of its remaining interest in TPC by year-end 2002. Prior to the proposed offering, the Company will be distributed to by TPC to TPC’s immediate parent company, so that the Company will remain an indirect wholly owned subsidiary of Citigroup after the offering. Therefore, all retirement and post retirement plans previously provided to Company employees by TPC will be administered by Citigroup. Prior to the offering, TIC intends to sell its home office buildings in Hartford, Connecticut and a building in Norcross, Georgia housing TPC’s information systems department to TPC for $68 million. The company will have the right to continue to use the names “Travelers Life & Annuity,” “The Travelers Insurance Company, ” “The Travelers Life and Annuity Company,” and the related names in connection with the Company’s business. Currently, TIC and TLAC share services with the property casualty subsidiaries of TPC. These services, which include leasing arrangements, facilities management, banking and financial functions, benefit coverages, data processing services, a short-term investment pool and others, will be phased out over a brief period of time if the transaction is completed. If the distribution does not occur, these services will likely continue for the foreseeable future.

In connection with the proposed distribution described above, on February 27, 2002, TPC exchanged the 50,793,450 shares of Citigroup common stock owned by it for 2,225 shares of Citigroup’s 6.767% Cumulative Preferred Stock, Series YYY, par value $1.00 per share and liquidation value $1 million per share. The exchange ratio was based on the closing price of Citigroup’s common stock on the New York Stock Exchange on February 25, 2002. Prior to the proposed TPC offering, TPC will contribute the Series YYY Preferred Stock to the Company.

Item 9.	Changes In and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

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PART III

Item 10.	Directors and Executive Officers of the Registrant.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 11.	Executive Compensation.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 12.	Security Ownership of Certain Beneficial Owners and Management.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 13.	Certain Relationships and Related Transactions.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

PART IV

Item 14.	Exhibits, Financial Statement Schedules, and Reports on Form 8-K.

              (a)   Documents filed:

               (1)   Financial Statements. See index on page 15 of this report.

               (2)   Financial Statement Schedules. See index on page 58 of this report.

               (3)   Exhibits. See Exhibit Index on page 56.

              (b)   Reports on Form 8-K:

               None

EXHIBIT INDEX

Exhibit No.	Description
3.	Articles of Incorporation and By-Laws
	a.)	Charter of The Travelers Insurance Company (the “Company”), as effective October 19, 1994, incorporated by reference to Exhibit 3.01 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1994 (File No. 33-33691) (the “Company’s September 30, 1994 10-Q”).
	b.)	By-laws of the Company, as effective October 20, 1994, incorporated by reference to Exhibit 3.02 to the Company’s September 30, 1994 10-Q.
10.	Lease for office space in Hartford, Connecticut dated as of April 2, 1996, by and between the Company and The Travelers Indemnity Company, incorporated by reference to Exhibit 10.14 to the Annual Report on Form 10-K of Travelers Property Casualty Corp. for the fiscal year ended December 31, 1996 (File No. 1-14328).
21.	Subsidiaries of the Registrant: Omitted pursuant to General Instruction I(2)(b) of Form 10-K.

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SIGNATURES

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 15th day of March, 2002.

THE TRAVELERS INSURANCE COMPANY (Registrant)
By:	/s/ Glenn D. Lammey

Glenn D. Lammey Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities indicated on the 15th day of March, 2002.

Signature	Capacity

/s/ George C. Kokulis (George C. Kokulis)	Director and Chief Executive Officer (Principal Executive Officer)

/s/ Glenn D. Lammey (Glenn D. Lammey)	Director, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ William R. Hogan (William R. Hogan)	Director

/s/ Marla Berman Lewitus (Marla Berman Lewitus)	Director

Supplemental Information to be Furnished With Reports Filed Pursuant to Section 15(d) of the Act by Registrants Which Have Not Registered Securities pursuant to Section 12 of the Act: NONE

No Annual Report to Security Holders covering the registrant’s last fiscal year or proxy material with respect to any meeting of security holders has been sent, or will be sent, to security holders.

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INDEX TO FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

Page

The Travelers Insurance Company and Subsidiaries
Independent Auditors’ Report	*
Consolidated Statements of Income	*
Consolidated Balance Sheets	*
Consolidated Statements of Changes In Retained Earnings and Accumulated Other Changes in Equity from Nonowner Sources	*
Consolidated Statements of Cash Flows	*
Notes to Consolidated Financial Statements	*
Independent Auditors’ Report	59
Schedule I — Summary of Investments — Other than Investments in Related Parties 2001	60
Schedule III — Supplementary Insurance Information 1999-2001	61
Schedule IV — Reinsurance 1999-2001	62

All other schedules are inapplicable for this filing.

*  See index on page 15

33

Independent Auditors’ Report

The Board of Directors and Shareholder
The Travelers Insurance Company:

Under date of January 17, 2002, except as to Note 16, which is as of February 27, 2002, we reported on the consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in retained earnings and accumulated other changes in equity from nonowner sources, and cash flows for each of the years in the three-year period ended December 31, 2001, which are included in this Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/KPMG LLP

Hartford, Connecticut
January 17, 2002, except as to
Note 16, which is as of February 27, 2002

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THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE I
SUMMARY OF INVESTMENTS — OTHER THAN INVESTMENTS IN RELATED PARTIES
December 31, 2001
($ in millions)

	Cost	Value	Amount Shown in Balance Sheet (1)

Type of Investment
Fixed Maturities:
Bonds:
U.S. Government and government agencies and authorities	$5,485	$5,447	$5,447
States, municipalities and political subdivisions	108	111	111
Foreign governments	810	851	851
Public utilities	3,249	3,280	3,280
Convertible bonds and bonds with warrants attached	343	353	353
All other corporate bonds	21,564	21,855	21,855

Total Bonds	31,559	31,897	31,897
Redeemable preferred stocks	171	175	175

Total Fixed Maturities	31,730	32,072	32,072

Equity Securities:
Common Stocks:
Banks, trust and insurance companies	9	10	10
Industrial, miscellaneous and all other(2)	30	34	34

Total Common Stocks	39	44	44
Nonredeemable preferred stocks	375	371	371

Total Equity Securities	414	415	415

Mortgage Loans	1,995		1,995
Real Estate Held For Sale	55		55
Policy Loans	1,208		1,208
Short-Term Securities	3,053		3,053
Other Investments (3) (4) (5)	3,077		3,053

Total Investments	$41,532		$41,851

______________

(1)	Determined in accordance with methods described in Notes 1 and 4 of the Notes to Consolidated Financial Statements.

(2)	Excludes $57 million related party investment.

(3)	Excludes $987 million of Citigroup Inc. preferred stock. See Note 13 of Notes to Consolidated Financial Statements.

(4)	Also excludes $325 million fair value of investment in affiliated partnership interests.

(5)	Includes derivatives marked to market and recorded at fair value in the balance sheet.

35

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE III
SUPPLEMENTARY INSURANCE INFORMATION
($ in millions)

	Deferred policy acquisition costs	Future policy benefits, losses, claims and loss expenses(1)	Other policy claims and benefits payable	Premium revenue	Net investment income	Benefits, claims and losses(2)	Amortization of deferred policy acquisition costs	Other operating expenses	Premiums written

2001
Travelers Life & Annuity	$1,672	$33,475	$368	$957	$2,530	$2,534	$171	$154	$955
Primerica Life	1,789	3,044	144	1,145	301	507	208	217	1,157

Total	$3,461	$36,519	$512	$2,102	$2,831	$3,041	$379	$371	$2,112

2000
Travelers Life & Annuity	$1,291	$29,377	$321	$860	$2,450	$2,294	$166	$233	$859
Primerica Life	1,698	2,856	140	1,106	280	496	181	230	1,115

Total	$2,989	$32,233	$461	$1,966	$2,730	$2,790	$347	$463	$1,974

1999
Travelers Life & Annuity	$1,081	$26,958	$280	$656	$2,249	$1,954	$127	$322	$666
Primerica Life	1,607	2,734	158	1,072	257	488	188	197	1,080

Total	$2,688	$29,692	$438	$1,728	$2,506	$2,442	$315	$519	$1,746

______________

(1)	Includes contractholder funds.

(2)	Includes interest credited to contractholders.

36

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE IV
REINSURANCE
($ in millions)

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net

2001
Life Insurance In Force	$510,457	$285,696	$3,636	$228,397	1.6%
Premiums:
Life insurance	2,378		—	2,026	—
Accident and health insurance	321	246	1	76	—
Property casualty	180	180	—	—	—

Total Premiums	$2,879	$778	$1	$2,102	—

2000
Life Insurance In Force	$480,958	$252,498	$3,692	$232,152	1.6%
Premiums:
Life insurance	2,106	330	—	1,776	—
Accident and health insurance	322	132	—	190	—
Property casualty	216	216	—	—	—

Total Premiums	$2,644	$678	$—	$1,966	—

1999
Life Insurance In Force	$457,541	$222,522	$3,723	$238,742	1.6%
Premiums:
Life insurance	1,768	313	—	1,455	—
Accident and health insurance	287	14	—	273	—
Property casualty	193	193	—	—	—

Total Premiums	$2,248	$520	$—	$1,728	—

37

Independent Auditors’ Report

The Board of Directors and Shareholder
The Travelers Life and Annuity Company:

We have audited the accompanying balance sheets of The Travelers Life and Annuity Company as of December 31, 2001 and 2000, and the related statements of income, changes in retained earnings and accumulated other changes in equity from nonowner sources, and cash flows for each of the years in the three-year period ended December 31, 2001. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/KPMG LLP

Hartford, Connecticut
January 17, 2002, except as to
      Note 13, which is as of February 8, 2002

THE TRAVELERS LIFE AND ANNUITY COMPANY
STATEMENTS OF INCOME
($ in thousands)

	For the Year Ended December 31,

	2001	2000	1999

REVENUES
Premiums	$39,222	$33,941	$25,270
Net investment income	251,054	214,174	177,179
Realized investment gains (losses)	26,144	(7,396)	(4,973)
Fee income	173,113	127,378	63,722
Other revenues	14,317	9,625	4,072

Total Revenues	503,850	377,722	265,270

BENEFITS AND EXPENSES
Current and future insurance benefits	88,842	78,403	78,072
Interest credited to contractholders	125,880	77,579	56,216
Amortization of deferred acquisition costs	89,475	68,254	38,902
Operating expenses	23,404	14,095	11,326

Total Benefits and Expenses	327,601	238,331	184,516
Income before federal income taxes and cumulative effect of change in accounting principle	176,249	139,391	80,754
Federal income taxes
Current	(19,007)	11,738	21,738
Deferred	80,096	36,748	6,410

Total Federal Income Taxes	61,089	48,486	28,148

Income before cumulative effect of change in accounting principle	115,160	90,905	52,606
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax	(62)	—	—

Net income	$115,098	$90,905	$52,606

See Notes to Financial Statements.

2

THE TRAVELERS LIFE AND ANNUITY COMPANY
BALANCE SHEETS
($ in thousands)

	At December 31,

	2001	2000

ASSETS
Fixed maturities, available for sale at fair value (including $102,347 and $49,465 subject to securities lending agreements)	$3,352,227	$2,297,141
Equity securities, at fair value	15,738	22,551
Mortgage loans	125,629	132,768
Short-term securities	206,759	247,377
Other invested assets	238,429	222,325

Total Investments	3,938,782	2,922,162

Separate accounts	7,681,791	6,802,985
Deferred acquisition costs	814,369	579,567
Premiums and fees receivable	56,207	26,184
Other assets	165,118	153,423
Deferred federal income taxes	—	11,296

Total Assets	$12,656,267	$10,495,617

LIABILITIES
Future policy benefits and claims	$1,040,856	$989,576
Contractholder funds	2,624,570	1,631,611
Separate accounts	7,681,791	6,802,985
Other liabilities	261,395	211,441
Deferred federal income taxes	70,091	—

Total Liabilities	11,678,703	9,635,613

SHAREHOLDER’S EQUITY
Common stock, par value $100; 100,000 shares authorized, 30,000 issued and outstanding	3,000	3,000
Additional paid-in capital	417,316	417,316
Retained earnings	541,164	426,066
Accumulated other changes in equity from nonowner sources	16,084	13,622

Total Shareholder’s Equity	977,564	860,004

Total Liabilities and Shareholder’s Equity	$12,656,267	$10,495,617

See Notes to Financial Statements.

3

THE TRAVELERS LIFE AND ANNUITY COMPANY
STATEMENTS OF CHANGES IN RETAINED EARNINGS AND ACCUMULATED
OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES
($ in thousands)

	For the Year Ended December 31,

	2001	2000	1999

Statement of Changes in Retained Earnings
Balance, beginning of year	$426,066	$335,161	$282,555
Net income	115,098	90,905	52,606

Balance, end of year	$541,164	$426,066	$335,161

Statement of Accumulated Other Changes In Equity From Nonowner Sources
Balance, beginning of year	$13,622	$(39,312)	$87,889
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax	62	—	—
Unrealized gains (losses), net of tax	(924)	52,934	(127,201)
Derivative instrument hedging activity gains, net of tax	3,324	—	—

Balance, end of year	$16,084	$13,622	$(39,312)

Summary of Changes in Equity From Nonowner Sources
Net Income	$115,098	$90,905	$52,606
Other changes in equity from nonowner sources	2,462	52,934	(127,201)

Total changes in equity from nonowner sources	$117,560	$143,839	$(74,595)

See Notes to Financial Statements.

4

THE TRAVELERS LIFE AND ANNUITY COMPANY
STATEMENTS OF CASH FLOWS
Increase (Decrease) In Cash
($ in thousands)

	For the Years Ended December 31,

	2001	2000	1999

CASH FLOWS FROM OPERATING ACTIVITIES
Premiums collected	$37,915	$33,609	$24,804
Net investment income received	211,179	186,362	150,107
Benefits and claims paid	(103,224)	(96,890)	(94,503)
Interest credited to contractholders	(125,880)	(77,579)	(50,219)
Operating expenses paid	(354,506)	(325,180)	(235,166)
Income taxes (paid) received	45,257	(38,548)	(29,369)
Other, including fee income	180,710	176,822	46,028

Net cash used in operating activities	(108,549)	(141,404)	(188,318)

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from maturities of investments
Fixed maturities	97,712	220,841	213,402
Mortgage loans	20,941	28,477	28,002
Proceeds from sales of investments
Fixed maturities	938,987	843,856	774,096
Equity securities	6,363	30,772	5,146
Mortgage loans	—	15,260	—
Real estate held for sale	(36)	2,115	—
Purchases of investments
Fixed maturities	(2,022,618)	(1,564,237)	(1,025,110)
Equity securities	(2,274)	(20,361)	(12,524)
Mortgage loans	(14,494)	(17,016)	(8,520)
Policy loans, net	(3,395)	(2,675)	(5,316)
Short-term securities (purchases) sales, net	40,618	(166,259)	45,057
Other investment (purchases) sales, net	(6,334)	327	(44,621)
Securities transactions in course of settlement, net	64,698	21,372	(7,033)

Net cash used in investing activities	(879,832)	(607,528)	(37,421)

CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder fund deposits	1,178,421	629,138	308,953
Contractholder fund withdrawals	(185,464)	(115,289)	(83,817)
Contribution from parent company	—	250,000	—

Net cash provided by financing activities	992,957	763,849	225,136

Net increase (decrease) in cash	4,576	14,917	(603)
Cash at beginning of period	14,938	21	624

Cash at December 31,	$19,514	$14,938	$21

See Notes to Financial Statements.

5

THE TRAVELERS LIFE AND ANNUITY COMPANY
NOTES TO FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies used in the preparation of the accompanying financial statements follow.

Basis of Presentation

The Travelers Life and Annuity Company (the Company) is a wholly owned subsidiary of The Travelers Insurance Company (TIC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup). On February 4, 2002 the Travelers Insurance Group Inc. (TIGI), TIC’s parent at December 31, 2001, changed its name to Travelers Property Casualty Corp. (TPC). TPC has filed a registration statement on Form S-1, relating to an offering of common stock and other securities, with the Securities and Exchange Commission on February 8, 2002. At the time of such offering, it is expected that TIC will no longer be a subsidiary of TPC, but will remain an indirect wholly owned subsidiary of Citigroup. See Note 13 of Notes to Financial Statements. The financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

The Company offers a variety of variable annuity products where the investment risk is borne by the contractholder, not the Company, and the benefits are not guaranteed. The premiums and deposits related to these products are reported in separate accounts. The Company considers it necessary to differentiate, for financial statement purposes, the results of the risks it has assumed from those it has not.

Certain prior year amounts have been reclassified to conform to the 2001 presentation.

Accounting Changes

Accounting for Derivative Instruments and Hedging Activities

Effective January 1, 2001, the Company adopted the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (FAS 133). FAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the f oreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation.

As a result of adopting FAS 133, the Company recorded a charge of $62 thousand after tax, reflected as a cumulative catch-up adjustment in the statement of income and a benefit of $62 thousand after tax, reflected as a cumulative catch-up adjustment in the accumulated other changes in equity from nonowner sources section of shareholder’s equity. During the twelve months ending December 31, 2001, the amount the Company reclassified from accumulated other changes in equity from nonowner sources into realized gains (losses) related to the cumulative effect transition adjustment reported in accumulated other changes in equity from nonowner sources was insignificant.

Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In April 2001, the Company adopted the FASB Emerging Issues Task Force (EITF) 99-20, “Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets” (EITF 99-20). EITF 99-20 establishes guidance on the recognition and measurement of interest income and

6

impairment on certain investments, e.g., certain asset-backed securities. The recognition of impairment resulting from the adoption of EITF 99-20 was recorded as a cumulative catch-up adjustment. Interest income on beneficial interest falling within the scope of EITF 99-20 is to be recognized prospectively. The adoption of EITF 99-20 had no effect on the Company’s results of operations, financial condition or liquidity.

Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125” (FAS 140). Provisions of FAS 140 primarily relating to transfers of financial assets and securitizations that differ from provisions of “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (FAS 125) are effective for transfers taking place after March 31, 2001. Special purpose entities (SPEs) used in securitizations that are currently qualifying SPEs under FAS 125 will continue to be treated as qualifying SPEs so long as they issue no new beneficial interests and accept no new asset transfers after March 31, 2001, other than transfers committed to prior to that date. Under FAS 140 qualifying SPEs are not consolidated by the transferor. FAS 140 also a mends the accounting for collateral and requires new disclosures for collateral, securitizations, and retained interests in securitizations. These provisions are effective for financial statements for fiscal years ending after December 15, 2000. The accounting for collateral, as amended, requires (a) certain assets pledged as collateral to be separately reported in the consolidated balance sheet from assets not so encumbered and (b) disclosure of assets pledged as collateral that have not been reclassified and separately reported. The adoption of FAS 140 did not have a significant effect on the Company’s results of operations, financial condition or liquidity. See Note 2.

Accounting Standards not yet Adopted

Business Combinations, Goodwill and Other Intangible Assets

In July 2001, the FASB issued Statements of Financial Accounting Standards No. 141, “Business Combinations” (FAS 141) and No. 142, “Goodwill and Other Intangible Assets” (FAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with indefinite useful lives created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have indefinite useful lives will be subject to an annual review for impairment. Other intangible assets that are not deemed to have indefinite useful lives will continue to be amortized over their useful lives. The Company had no goodwill or intangible assets with indefinite useful lives at December 31, 2001.

Asset Retirement Obligations

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 143, “Accounting for Asset Retirement Obligations” (FAS 143). FAS 143 changes the measurement of an asset retirement obligation from a cost-accumulation approach to a fair value approach, where the fair value (discounted value) of an asset retirement obligation is recognized as a liability in the period in which it is incurred and accretion expense is recognized using the credit-adjusted risk-free interest rate in effect when the liability was initially recognized. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset and subsequently amortized into expense. The pre-FAS 143 prescribed practice of reporting a retirement obligation as a contra-asset will no longer be allowed. The Company is in the process of assessing the impact of the new standard that will take effect on January 1, 2003.

Impairment or Disposal of Long-Lived Assets

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (FAS 144). FAS 144 establishes a single accounting model for long-lived assets to be disposed of by sale. A long-lived asset classified as held for sale is to be measured at the lower of its carrying amount or fair value less cost to sell, and depreciation (amortization) is to cease. Impairment is recognized only if the carrying amount of a long-lived asset is not recoverable from its undiscounted cash flows and is measured as the difference between the carrying amount and fair value of the asset. Long-lived assets to be abandoned, exchanged for a similar productive asset, or distributed to owners in a spin-off are considered held and

7

used until disposed of. Accordingly, discontinued operations are no longer to be measured on a net realizable value basis, and future operating losses are no longer recognized before they occur.

The Company adopted FAS 144 effective January 1, 2002. The provisions of the new standard are generally to be applied prospectively and are not expected to significantly affect the Company’s results of operations, financial condition or liquidity.

Accounting Policies

Investments

Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely accepted securities data provider. Fixed maturities, including instruments subject to securities lending agreements (see Note 2), are classified as “available for sale” and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder’s equity.

Equity securities, which include common and non-redeemable preferred stocks, are classified as “available for sale” and are carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder’s equity, net of income taxes.

Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the current real estate financing market. Impaired loans were insignificant at December 31, 2001 and 2000.

Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

Other invested assets include partnership investments and real estate joint ventures accounted for on the equity method of accounting. All changes in equity of these investments are recorded in net investment income. Also included in other invested assets are policy loans which are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

Accrual of investment income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received. Investments in default were insignificant.

Derivative Financial Instruments

The Company uses derivative financial instruments, including financial futures contracts, interest rate swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price change and foreign currency risk. The Company does not hold or issue derivative instruments for trading purposes. (See Note 8 for a more detailed description of the Company’s derivative use.) Derivative financial instruments in a gain position are reported in the balance sheet in other invested assets while derivative financial instruments in a loss position are reported in the balance sheet in other liabilities.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative has to be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

8

For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains (losses), together with changes in the fair value of the related hedged item. The Company’s fair value hedges are primarily of available-for-sale securities.

For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives’ fair value will not be included in current earnings but are reported in the accumulated other changes in equity from nonowner sources in shareholder’s equity. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in realized investment gains (losses). The Company’s cash flow hedges primarily include hedges of floating rate available-for-sale securities.

For net investment hedges, in which derivatives hedge the foreign currency exposure of a net investment in a foreign operation, the accounting treatment will similarly depend on the effectiveness of the hedge. The effective portion of the change in fair value of the derivative, including any forward premium or discount, is reflected in the accumulated other changes in equity from nonowner sources as part of the foreign currency translation adjustment in shareholder’s equity. The ineffective portion is reflected in realized investment gains (losses). For the year ended December 31, 2001 the Company did not utilize net investment hedges.

Derivatives that are used to hedge instruments that are carried at fair value, or do not qualify as hedges under the new rules, are also carried at fair value with changes in value reflected in realized investment gains (losses).

The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of correlation. If a hedge relationship is found to be ineffective, it no longer qualifies as a hedge and any excess gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains (losses).

For those hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield. For cash flow hedges, any changes in fair value of the end-user derivative remain in the accumulated other changes in equity from nonowner sources in shareholder’s equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, any changes in fair value of the end-user derivative are immediately reflected in realized investment gains (losses).

Financial instruments with embedded derivatives:

The Company bifurcates an embedded derivative where a.) the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, b.) the entire instrument would not otherwise be remeasured at fair value and c.) a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under FAS 133.

The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized gains (losses). Derivatives embedded in convertible debt securities are classified in the balance sheet as fixed maturity securities, consistent with the host instruments.

The Company markets certain insurance contracts that have embedded derivatives, primarily variable annuity contracts with put options. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains (losses) consistent with the hedge instrument. Derivatives embedded in variable annuity contracts are classified in the balance sheet as future policyholder benefits and claims.

Prior to the adoption of FAS 133 on January 1, 2001, end-user derivatives designated as qualifying hedges were accounted for consistent with the risk management strategy as follows. Derivatives used for hedging purposes were generally accounted for using hedge accounting. To qualify for hedge accounting the change in value of the derivative was expected to substantially offset the changes in value of the hedged item. Hedges were monitored to ensure that there was a high correlation between the derivative instruments and the hedged investment. Derivatives that did not qualify for hedge accounting were marked to market with changes in market value reflected in the statement of income as realized gains (losses).

9

Payments to be received or made under interest rate swaps were accrued and recognized in net investment income. Swaps hedging investments were carried at fair value with unrealized gains (losses), net of taxes, charged directly to shareholder’s equity. Gains and losses arising from financial future contracts were used to adjust the basis of hedged investments and were recognized in net investment income over the life of the investment. Gains and losses arising from equity index options were marked to market with changes in market value reflected in realized investments gains (losses). Forward contracts hedging investments were marked to market based on changes in the spot rate with changes in market value reflected in realized investments gains (losses) and any forward premium or discount was recognized in net investment income over the life of the contract.

Investment Gains and Losses

Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Other-than-temporary declines in fair value of investments are included in realized investment gains and losses. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company.

Separate Accounts

The Company has separate account assets and liabilities representing funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each of these accounts have specific investment objectives. The assets and liabilities of these accounts are carried at fair value, and amounts assessed to the contractholders for management services are included in fee income. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

Deferred Acquisition Costs

Costs of acquiring individual life insurance and annuity business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance, are amortized in relation to anticipated premiums. Universal life costs are amortized in relation to estimated gross profits, and annuity contracts employ a level yield method. A 15 to 20-year amortization period is used for life insurance, and a 7 to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

Value of Insurance In Force

The value of insurance in force, reported in other assets, is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from annuity contracts at the date of acquisition using the same assumptions that were used for computing related liabilities, where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at an interest rate of 16% for the annuity business acquired. The annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. The carrying value at December 31, 2001 and 2000 was insignificant.

Future Policy Benefits

Future policy benefits represent liabilities for future insurance policy benefits. Benefit reserves for life insurance policies and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 7.8%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

Contractholder Funds

Contractholder funds represent receipts from the issuance of universal life, certain deferred annuity contracts, and structured settlement contracts. Contractholder fund balances are increased by such receipts and credited interest and

10

reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.0% to 14.0%.

Guaranty Fund and Other Insurance-Related Assessments

Included in Other Liabilities is the Company’s estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company’s share of premiums written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2001 and 2000, the Company’s liability for guaranty fund assessments was not significant.

Permitted Statutory Accounting Practices

The Company, domiciled in the State of Connecticut, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

Premiums

Premiums are recognized as revenues when due.

Fee Income

Fee income includes mortality, administrative and equity protection charges, and management fees earned on the Universal Life and Deferred Annuity separate account businesses.

Other Revenues

Other revenues include surrender penalties and other charges related to annuity and universal life contracts. Also included is amortization of deferred income.

Federal Income Taxes

The provision for federal income taxes comprises two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

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2.   INVESTMENTS

Fixed Maturities

The amortized cost and fair values of investments in fixed maturities were as follows:

December 31, 2001($ in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Available For Sale:
Mortgage-backed securities — CMOs and pass-through securities	$281,583	$4,744	$3,577	$282,750
U.S. Treasury securities and obligations of U.S. Government and government agencies and authorities	197,703	2,310	10,883	189,130
Obligations of states and political subdivisions	44,587	1,903	355	46,135
Debt securities issued by foreign governments	53,207	2,454	716	54,945
All other corporate bonds	2,112,121	62,649	25,784	2,148,986
All other debt securities	613,451	21,378	10,109	624,720
Redeemable preferred stock	6,090	365	894	5,561

Total Available For Sale	$3,308,742	$95,803	$52,318	$3,352,227

December 31, 2000($ in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Available For Sale:
Mortgage-backed securities — CMOs and pass-through securities	$219,851	$7,369	$1,767	$225,453
U.S. Treasury securities and obligations of U.S. Government and government agencies and authorities	112,021	12,200	286	123,935
Obligations of states and political subdivisions	30,583	2,698	329	32,952
Debt securities issued by foreign governments	50,624	1,149	939	50,834
All other corporate bonds	1,403,941	33,326	26,904	1,410,363
All other debt securities	442,390	10,734	7,837	445,287
Redeemable preferred stock	9,007	853	1,543	8,317

Total Available For Sale	$2,268,417	$68,329	$39,605	$2,297,141

Proceeds from sales of fixed maturities classified as available for sale were $939 million, $84 million and $774 million in 2001, 2000 and 1999, respectively. Gross gains of $67.0 million, $22.4 million and $24.6 million and gross losses of $33.9 million, $34.1 million and $22.0 million in 2001, 2000 and 1999, respectively were realized on those sales.

Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote is not available amounted to $628.2 million and $530.2 million at December 31, 2001 and 2000, respectively.

The amortized cost and fair value of fixed maturities available for sale at December 31, 2001, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

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($ in thousands)	Amortized Cost	Fair Value

Maturity:
Due in one year or less	$86,042	$86,961
Due after 1 year through 5 years	1,026,747	1,052,879
Due after 5 years through 10 years	1,212,985	1,230,435
Due after 10 years	701,385	699,202

	3,027,159	3,069,477

Mortgage-backed securities	281,583	282,750

Total Maturity	$3,308,742	$3,352,227

The Company makes significant investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company’s investment strategy is to purchase CMO tranches, which are protected against prepayment risk, including planned amortization class tranches and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if an assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 2001 and 2000, the Company held CMOs with a fair value of $212.5 million and $189.4 million, respectively. The Company’s CMO holdings were 49.5% and 55.4% collateralized by GNMA, FNMA or FHLMC securities at December 31, 2001 and 2000, respectively. In addition, the Company held $64.8 million and $31.0 million of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2001 and 2000, respectively. All of these securities are rated AAA.

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and reinvests in a short-term investment pool. See Note 10. The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the collateral held, representing its obligation to return the collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2001 and 2000, the Company held collateral of $104.3 million and $50.7 million, respectively.

Equity Securities

The cost and fair values of investments in equity securities were as follows:

Equity Securities:($ in thousands)	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

December 31, 2001
Common stocks	$2,643	$97	$671	$2,069
Non-redeemable preferred stocks	13,608	439	378	13,669

Total Equity Securities	$16,251	$536	$1,049	$15,738

December 31, 2000
Common stocks	$2,861	$29	$845	$2,045
Non-redeemable preferred stocks	21,150	480	1,124	20,506

Total Equity Securities	$24,011	$509	$1,969	$22,551

Proceeds from sales of equity securities were $6.4 million, $30.8 million and $5.1 million in 2001, 2000 and 1999, respectively. Gross gains of $.8 million, $3.3 million and $1.5 million and gross losses of $1.9 million, $.3 million and $.3 million were realized on those sales during 2001, 2000 and 1999, respectively.

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Mortgage Loans

Underperforming assets include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

At December 31, 2001 and 2000, the Company’s mortgage loan portfolios consisted of the following:

($ in thousands)	2001	2000

Current Mortgage Loans	$125,131	$132,768
Underperforming Mortgage Loans	498	—

Total	$125,629	$132,768

Aggregate annual maturities on mortgage loans at December 31, 2001 are as follows:

($ in thousands)

2002	$9,814
2003	5,008
2004	8,028
2005	13,633
2006	14,596
Thereafter	74,550

Total	$125,629

Concentrations

There were no significant individual investment concentrations at December 31, 2001 and 2000.

The Company participates in a short-term investment pool maintained by an affiliate. See Note 10.

Included in fixed maturities are below investment grade assets totaling $182.3 million and $143.8 million at December 31, 2001 and 2000, respectively. The Company defines its below investment grade assets as those securities rated Ba1 (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade.

The Company’s industry concentrations of investments, primarily fixed maturities, at fair value were as follows:

($ in thousands)	2001	2000

Electric Utilities	$447,355	$157,401
Finance	286,824	204,994
Media	235,790	148,189
Banking	222,581	222,984
Telecommunications	213,644	167,204

The Company held investments in foreign banks in the amount of $144 million and $139 million at December 31, 2001 and 2000, respectively, which are included in the table above.

Below investment grade assets included in the preceding table include $38 million and $8 million in Electric Utilities and $21 million and $13 million in Media at December 31, 2001 and 2000, respectively. Other industry categories had insignificant amounts of such assets.

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Included in mortgage loans were the following group concentrations:

	At December 31,
($ in thousands)	2001	2000

State
California	$43,700	$42,928
New York	23,129	23,585
Property Type
Agricultural	$66,459	$65,102
Office	37,243	39,504
Retail	6,173	14,941

The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company’s underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

Non-Income Producing Investments

Investments included in the December 31, 2001 and 2000 balance sheets that were non-income producing were insignificant.

Restructured Investments

Mortgage loan and debt securities which were restructured at below market terms at December 31, 2001 and 2000 were insignificant. The new terms of restructured investments typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such assets was insignificant. Interest on these assets, included in net investment income, was insignificant.

Net Investment Income

	For The Year Ended December 31,
($ in thousands)	2001	2000	1999

Gross Investment Income
Fixed maturities	$217,813	$163,091	$136,039
Joint ventures and partnerships	21,481	34,574	22,175
Mortgage loans	11,327	14,776	16,126
Other	3,288	4,398	4,417

Total gross investment income	253,909	216,839	178,757

Investment expenses	2,855	2,665	1,578

Net investment income	$251,054	$214,174	$177,179

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Realized and Unrealized Investment Gains (Losses)

Net realized investment gains (losses) for the periods were as follows:

	For The Year Ended December 31,
($ in thousands)	2001	2000	1999

Realized
Fixed maturities	$33,061	$(11,742)	$2,657
Joint ventures and partnerships	(4,980)	(1,909)	(10,450)
Mortgage Loans	(707)	3,825	602
Other	(1,230)	2,430	2,218

Total realized investment gains (losses)	$26,144	$(7,396)	$(4,973)

Changes in net unrealized investment gains (losses) that are included as accumulated other changes in equity from nonowner sources in shareholder’s equity were as follows:

	For The Year Ended December 31,
($ in thousands)	2001	2000	1999

Unrealized
Fixed maturities	$14,761	$78,278	$(180,409)
Other invested assets	(16,182)	3,159	(15,285)

Total unrealized investment gains (losses)	(1,421)	81,437	(195,694)
Related taxes	(497)	28,503	(68,493)

Change in unrealized investment gains (losses)	(924)	52,934	(127,201)
Balance beginning of year	13,622	(39,312)	87,889

Balance end of year	$12,698	$13,622	$(39,312)

3.   REINSURANCE

The Company uses reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

Since 1997 universal life business has been reinsured under an 80%/20% quota share reinsurance program and term life business has been reinsured under a 90%/10% quota share reinsurance program. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million.

Total in-force business ceded under reinsurance contracts was $23.8 billion and $17.4 billion at December 31, 2001 and 2000, including $8.8 million and $28.9 million, respectively to TIC. Total life insurance premiums ceded were $11.9 million, $8.9 million and $6.5 million in 2001, 2000 and 1999, respectively. Ceded premiums paid to TIC were immaterial for these same periods.

4.   DEPOSIT FUNDS AND RESERVES

At December 31, 2001 and 2000, the Company had $3.7 billion and $2.6 billion of life and annuity deposit funds and reserves, respectively. Of that total, $1.5 billion and $1.4 billion, respectively, were not subject to discretionary withdrawal based on contract terms. The remaining amounts were life and annuity products that were subject to discretionary withdrawal by the contractholders. Included in the amount that is subject to discretionary withdrawal were $1.6 billion and $.9 billion of liabilities that are surrenderable with market value adjustments. The remaining $.6 billion and $.3 billion of life insurance and individual annuity liabilities are subject to discretionary withdrawals with an average surrender charge of 4.9% and 5.4%, respectively. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term

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policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

5.   FEDERAL INCOME TAXES

The net deferred tax liability and asset at December 31, 2001 and 2000 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

($ in thousands)	2001	2000

Deferred Tax Assets:
Benefit, reinsurance and other reserves	$180,468	$192,772
Other	1,904	2,510

Total	182,372	195,282

Deferred Tax Liabilities:
Investments, net	(19,938)	(16,956)
Deferred acquisition costs and value of insurance in force	(231,454)	(165,671)
Other	(1,071)	(1,359)

Total	(252,463)	(183,986)

Net Deferred Tax Asset (Liability)	$(70,091)	$11,296

TIC and its life insurance subsidiaries, including the Company, file a consolidated federal income tax return. Federal income taxes are allocated to each member on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability has been, and will be, paid currently to TIC. Any credits for losses have been, and will be, paid by TIC to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

At December 31, 2001, the Company had no ordinary or capital loss carryforwards.

The policyholders’surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $2.1 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not contemplated from this account. At current rates the maximum amount of such tax would be approximately $700 thousand.

6.   SHAREHOLDER’S EQUITY

Shareholder’s Equity and Dividend Availability

The Company’s statutory net loss was $73.4 million, $66.2 million and $23.4 million for the years ended December 31, 2001, 2000 and 1999, respectively.

Statutory capital and surplus was $407 million and $476 million at December 31, 2001 and 2000, respectively.

Effective January 1, 2001, the Company began preparing its statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual – version effective January 1, 2001, subject to any deviations prescribed or permitted by its domicilary insurance commissioner (see Note 1, Summary of Significant Accounting Policies, Permitted Statutory Accounting Practices). The impact of this change on statutory capital and surplus was not significant.

The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. The Company does not have surplus available to pay dividends to TIC in 2002 without prior approval of the Connecticut Insurance Department.

In 2000, TIC contributed $250 million as additional paid-in capital to the Company.

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Accumulated Other Changes in Equity from Nonowner Sources, Net of Tax

Changes in each component of Accumulated Other Changes in Equity from Nonowner Sources were as follows:

($ in thousands)	Net Unrealized Gain (Loss) on Investment Securities	Derivative Instruments & Hedging Activities	Accumulated Other Changes In Equity from Nonowner Sources

Balance, January 1, 1999	$87,889	$—	$87,889
Unrealized loss on investment securities, net of tax of $(70,234)	(130,433)	—	(130,433)
Less: reclassification adjustment for losses included in net income, net of tax of $1,741	3,232	—	3,232

Period change	(127,201)	—	(127,201)

Balance, December 31, 1999	(39,312)	—	(39,312)
Unrealized gains on investment securities, net of tax of $25,914	48,127	—	48,127
Less: reclassification adjustment for losses included in net income, net of tax of $2,589	4,807	—	4,807

Period change	52,934	—	52,934

Balance, December 31, 2000	13,622	—	13,622
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax of $33	—	62	62
Unrealized gains on investment securities, net of tax of $8,653	16,070	—	16,070
Less: reclassification adjustment for gains
included in net income, net of tax of $(9,150)	(16,994)	—	(16,994)
Derivative instrument hedging activity gains, net of tax of $1,789	—	3,324	3,324

Period change	(924)	3,386	2,462

Balance, December 31, 2001	$12,698	$3,386	$16,084

7.   BENEFIT PLANS

Pension and Other Postretirement Benefits

The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by TPC, TIC’s direct parent (See Note 13). The Company’s share of net expense for the qualified pension and other postretirement benefit plans was not significant for 2001, 2000 and 1999.

401(k) Savings Plan

Substantially all of the Company’s employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company’s expenses in connection with the 401(k) savings plan were not significant in 2001, 2000 and 1999.

See Note 10.

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8.   DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

Derivative Financial Instruments

The Company uses derivative financial instruments, including financial futures contracts, interest rate swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price change and foreign currency risk. The Company does not hold or issue derivative instruments for trading purposes.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, commodity, or currency at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor’s 500 Index falls below agreed upon strike prices.

The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

Forward contracts are used on an ongoing basis to hedge the Company’s exposure to foreign currency exchange rates that result from direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts to exchange foreign currency for U.S. dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

Interest rate options were not significant at December 31, 2001 and 2000.

The Company monitors the creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, credit limits and other monitoring procedures.

Hedge ineffectiveness recognized related to fair value hedges and cash flow hedges for the year ended December 31, 2001 was not significant. Cash flow transaction amounts expected to be reclassified from accumulated other changes in equity from nonowner sources into pretax earnings within twelve months from December 31, 2001 is not significant.

During the year ended December 31, 2001 there were no discontinued forecasted transactions.

In 2000, these derivative financial instruments were treated as off-balance sheet instruments. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For interest rate swaps, currency swaps, equity swaps, options and forward contracts, credit risk is limited to the amount that it would cost the Company to replace the contracts. Financial futures contracts and purchased listed option contracts have very little credit risk since organized exchanges are the counterparties.

Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. The notional values of loan commitments at December 31, 2001

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and 2000 were $0 and $9.9 million, respectively. The notional values of unfunded commitments were $43.8 million and $42.0 million at December 31, 2001 and 2000, respectively.

Fair Value of Certain Financial Instruments

The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

At December 31, 2001, investments in fixed maturities had a carrying value and a fair value of $3.4 billion compared with a carrying value and a fair value of $2.3 billion at December 31, 2000. See Notes 1 and 2.

At December 31, 2001, mortgage loans had a carrying value of $125.6 million and a fair value of $131.6 million and at December 31, 2000 had a carrying value of $132.7 million and a fair value of $134.1 million. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

The carrying values of short-term securities were $206.8 million and $247.4 million in 2001 and 2000, respectively, which approximated their fair values. Policy loans which are included in other invested assets had carrying values of $16.3 million and $12.9 million in 2001 and 2000, respectively, which also approximated their fair values.

The carrying values of $133.7 million and $101.4 million of financial instruments classified as other assets approximated their fair values at December 31, 2001 and 2000, respectively. The carrying values of $208.1 million and $173.5 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 2001 and 2000, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

At December 31, 2001, contractholder funds with defined maturities had a carrying value of $1.9 billion and a fair value of $1.9 billion, compared with a carrying value of $1.2 billion and a fair value of $1.2 billion at December 31, 2000. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company’s credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $806 million and a fair value of $675 million at December 31, 2001, compared with a carrying value of $583 million and a fair value of $477 million at December 31, 2000. These contracts generally are valued at surrender value.

9.   COMMITMENTS AND CONTINGENCIES

Financial Instruments with Off-Balance Sheet Risk

See Note 8.

Litigation

In the ordinary course of business, the Company is a defendant or co-defendant in various litigation matters incidental to and typical of the businesses in which it is engaged. In the opinion of the Company’s management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.

10.   RELATED PARTY TRANSACTIONS

TIC handles banking functions, including payment of salaries and expenses for the Company and some of its non-insurance affiliates. In addition, investment advisory and management services, data processing services and certain administrative services are provided by affiliated companies. TIC provides various employee benefits coverages to employees of certain subsidiaries of TPC. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census and were immaterial for the years ended December 31, 2001 and 2000. Charges for these services are shared by the companies on cost allocation methods, based generally on estimated usage by department. (See Note 13).

TIC maintains a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2001 and 2000, the pool totaled approximately $5.6 billion and $4.4 billion, respectively. The Company’s share of the pool amounted to

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$90.6 million and $172.5 million at December 31, 2001 and 2000, respectively, and is included in short-term securities in the balance sheet.

In the normal course of business, management of both the Company and TIC conducts reviews of the investment portfolios of each company to properly match assets with liabilities. As a result of these reviews, the Company sold $100 million of investments to TIC at arm’s length, with a related loss of $1.3 million in 2000.

The Company’s Travelers Target Maturity (TTM) Modified Guaranteed Annuity Contracts are subject to a limited guarantee agreement by TIC in a principal amount of up to $450 million. TIC’s obligation is to pay in full to any owner or beneficiary of the TTM Modified Guaranteed Annuity Contracts principal and interest as and when due under the annuity contract to the extent that the Company fails to make such payment. In addition, TIC guarantees that the Company will maintain a minimum statutory capital and surplus level.

The Company sold structured settlement annuities to its property casualty insurance affiliates. Policy reserves and contractholder fund liabilities associated with these structured settlements were $607 million and $644 million at December 31, 2001 and 2000, respectively.

The Company distributes variable annuity products through its affiliate, Salomon Smith Barney (SSB). Premiums and deposits related to these products were $1.2 billion, $1.6 billion and $1.1 billion in 2001, 2000 and 1999, respectively. The Company also markets term and universal life products through SSB. Life premiums related to such products were $74.5 million, $59.3 million and $40.8 million in 2001, 2000 and 1999, respectively.

The Company also distributes deferred annuity products through its affiliates Primerica Financial Services (Primerica), CitiStreet Retirement Services and Citibank, N.A. (Citibank). Deposits received from Primerica were $738 million, $844 million and $763 million in 2001, 2000 and 1999, respectively. Deposits from Citibank and CitiStreet Retirement Services were $166 million and $136 million, respectively, for 2001, and $131 million and $220 million, respectively, for 2000. Such amounts were insignificant in 1999.

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup Ownership Program in 2001. Under this program, all employees meeting established requirements have been granted Citigroup stock options. During 2000 and 2001, Citigroup introduced the Citigroup 2000 Stock Purchase Plan and Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company’s employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company’s charge to income was insignificant in 2001, 2000 and 1999.

Most leasing functions for TPC and its subsidiaries are handled by its property casualty insurance subsidiaries. Rent expense related to these leases is shared by the companies on a cost allocation method based generally on estimated usage by department. The Company’s rent expense was insignificant in 2001, 2000 and 1999.

At December 31, 2001 and 2000, the Company had investments in Tribeca Investments LLC, an affiliate of the Company, in the amounts of $34.0 million and $29.4 million, respectively.

The Company also had investments in an affiliated joint venture, Tishman Speyer, in the amount of $40.1 million and $52.8 million at December 31, 2001 and 2000, respectively.

The Company has other affiliated investments. The individual investment with any one affiliate was insignificant at December 31, 2001 and 2000.

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11.   RECONCILIATION OF NET INCOME TO NET CASH USED IN OPERATING ACTIVITIES

The following table reconciles net income to net cash used in operating activities:

	For The Year Ended December 31,
($ in thousands)	2001	2000	1999

Net Income from Continuing Operations	$115,160	$90,905	$52,606
Adjustments to reconcile net income to cash used in operating activities:
Realized (gains) losses	(26,144)	7,396	4,973
Deferred federal income taxes	80,096	36,748	6,410
Amortization of deferred policy acquisition costs	89,475	68,254	38,902
Additions to deferred policy acquisition costs	(324,277)	(297,733)	(211,182)
Investment income accrued	(39,875)	(27,812)	(27,072)
Insurance reserves	(14,382)	(18,487)	(16,431)
Other	11,398	(675)	(36,524)

Net cash used in operations	$(108,549)	$(141,404)	$(188,318)

12.   NON-CASH INVESTING AND FINANCING ACTIVITIES

There were no significant non-cash investing and financing activities for 2001, 2000 and 1999.

13.   SUBSEQUENT EVENTS

On February 8, 2002, TPC, TIC’s parent at December 31, 2001, filed a registration statement with the Securities and Exchange Commission in connection with the proposed offering of a minority interest in TPC. Citigroup has announced its plan to make a tax-free distribution of a portion of its remaining interest in TPC by year-end 2002. Prior to the proposed offering, TIC will be distributed by TPC to TPC’s immediate parent company, so that TIC and the Company will remain indirect wholly owned subsidiaries of Citigroup after the offering. Therefore all retirement and post retirement plans previously provided to Company employees by TPC will be administered by Citigroup. The Company will have the right to continue to use the names “Travelers Life & Annuity,” “The Travelers Life and Annuity Company” and related names in connection with the Company’s business. Currently, TIC and TLAC share services with the property casualty subsidiaries of TPC. These services, which include leasing arrangements, facilities management, banking and financial functions, benefit coverages, data processing services, a short-term investment pool and others, will be phased out over a brief period of time if the transaction is approved and completed. If the distribution does not occur, these services will likely continue for the foreseeable future.

22

Item 9.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

PART III

Item 10.	Directors and Executive Officers of the Registrant.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 11.	Executive Compensation.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 12.	Security Ownership of Certain Beneficial Owners and Management.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 13.	Certain Relationships and Related Transactions.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

PART IV

Item 14.	Exhibits, Financial Statement Schedules, and Reports on Form 8-K.

             (a)   Documents filed:

               (1)   Financial Statements. See index on page 10 of this report.

               (2)   Financial Statement Schedules. See index on page 42 of this report.

               (3)   Exhibits. See Exhibit Index on page 40.

             (b)   Reports on Form 8-K:

               None.

23

EXHIBIT INDEX

Exhibit No.	Description
3.	Articles of Incorporation and By-Laws
	a.)	Charter of The Travelers Life and Annuity Company (the “Company”), as amended on April 10, 1990, incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4, File No. 33-58131, filed on March 17, 1995.
	b.)	By-laws of the Company as amended October 20, 1994, incorporated herein by reference to Exhibit 6(b) to the Registration Statement on Form N-4, File No. 33-58131, filed on March 17, 1995.

24

SIGNATURES

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 15th day of March, 2002.

THE TRAVELERS LIFE AND ANNUITY COMPANY (Registrant)
By:	/s/Glenn D. Lammey

Glenn D. Lammey Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities indicated on the 15th day of March, 2002.

Signature	Capacity

/s/ George C. Kokulis (George C. Kokulis)	Director, Chief Executive Officer (Principal Executive Officer)

/s/ Glenn D. Lammey (Glenn D. Lammey)	Director, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ William R. Hogan (William R. Hogan)	Director

/s/ Marla Berman Lewitus (Marla Berman Lewitus)	Director

Supplemental Information to be Furnished With Reports Filed Pursuant to Section 15(d) of the Act by Registrants Which Have Not Registered Securities pursuant to Section 12 of the Act: NONE

No Annual Report to Security Holders covering the registrant’s last fiscal year or proxy material with respect to any meeting of security holders has been sent, or will be sent, to security holders.

25

INDEX TO FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

Page

The Travelers Life and Annuity Company
Independent Auditors’ Report	*
Statements of Income	*
Balance Sheets	*
Statements of Changes in Retained Earnings and Accumulated Other Changes in Equity from Nonowner Sources	*
Statements of Cash Flows	*
Notes to Financial Statements	*
Independent Auditors’ Report	43
Schedule I — Summary of Investments — Other than Investments in Related Parties 2001	44
Schedule III — Supplementary Insurance Information 1999-2001	45
Schedule IV — Reinsurance 1999-2001	46

All other schedules are inapplicable for this filing.

*  See index on page 10.

26

Independent Auditors’ Report

The Board of Directors and Shareholder
The Travelers Life and Annuity Company:

Under date of January 17, 2002, except as to Note 13 which is as of February 8, 2002, we reported on the balance sheets of The Travelers Life and Annuity Company as of December 31, 2001 and 2000, and the related statements of income, changes in retained earnings and accumulated other changes in equity from nonowner sources, and cash flows for each of the years in the three-year period ended December 31, 2001, which are included in this Form 10-K. In connection with our audits of the aforementioned financial statements, we also audited the related financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/KPMG LLP

Hartford, Connecticut
January 17, 2002, except as to
     Note 13, which is as of February 8, 2002

27

THE TRAVELERS LIFE AND ANNUITY COMPANY
SCHEDULE I
SUMMARY OF INVESTMENTS — OTHER THAN INVESTMENTS IN RELATED PARTIES
December 31, 2001
($ in thousands)

Type of Investment	Cost	Value	Amount Shown in Balance Sheet(1)

Fixed Maturities:
Bonds:
U.S. Government and government agencies and authorities	$358,436	$349,921	$349,921
States, municipalities and political subdivisions	44,587	46,135	46,135
Foreign governments	53,207	54,945	54,945
Public utilities	334,007	335,835	335,835
Convertible bonds and bonds with warrants attached	29,491	29,753	29,753
All other corporate bonds	2,482,924	2,530,077	2,530,077

Total Bonds	3,302,652	3,346,666	3,346,666
Redeemable Preferred Stocks	6,090	5,561	5,561

Total Fixed Maturities	3,308,742	3,352,227	3,352,227

Equity Securities:
Common Stocks:
Industrial, miscellaneous and all other	2,643	2,069	2,069

Total Common Stocks	2,643	2,069	2,069
Non-Redeemable Preferred Stocks	13,608	13,669	13,669

Total Equity Securities	16,251	15,738	15,738

Mortgage Loans	125,629		125,629
Policy Loans	16,290		16,290
Short-Term Securities	206,759		206,759
Other Investments (2) (3)	182,404		163,052

Total Investments	$3,856,075		$3,879,695

(1)	Determined in accordance with methods described in Notes 1 and 2 of Notes to Financial Statements.

(2)	Excludes investments in related parties of $59,087.

(3)	Includes derivatives marked to market and recorded at fair value in the balance sheet.

28

THE TRAVELERS LIFE AND ANNUITY COMPANY
SCHEDULE III
SUPPLEMENTARY INSURANCE INFORMATION
1999-2001
($ in thousands)

	Deferred policy Acquisition costs	Future policy benefits, losses, claims and loss expenses(1)	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses(2)	Amortization of deferred policy acquisition costs	Other operating expenses	Premiums written

2001	$814,369	$3,665,426	$39,222	$251,054	$214,722	$89,475	$23,404	$39,222

2000	$579,567	$2,621,187	$33,941	$214,174	$155,982	$68,254	$14,095	$33,941

1999	$350,088	$2,125,595	$25,270	$177,179	$134,288	$38,902	$11,326	$25,270

(1)	Includes contractholder funds.

(2)	Includes interest credited on contractholder funds.

29

THE TRAVELERS LIFE AND ANNUITY COMPANY
SCHEDULE IV
REINSURANCE
($ in thousands)

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net

2001
Life Insurance In Force	$28,793,622	$23,818,768	$—	$4,974,854	—%
Premiums:
Annuity	$3,319	$-	$—	$3,319
Individual life	47,826	11,923	—	35,903

Total Premiums	$51,145	$11,923	$—	$39,222	—%

2000
Life Insurance In Force	$21,637,160	$17,355,206	$—	$4,281,954	—%
Premiums:
Annuity	$6,034	$-	$—	$6,034
Individual Life	36,770	8,863	—	27,907

Total Premiums	$42,804	$8,863	$—	$33,941	—%

1999
Life Insurance In Force	$15,597,352	$12,839,072	$—	$2,758,280	—%
Premiums:
Annuity	$1,317	$-	$—	$1,317
Individual life	30,502	6,549	—	23,953

Total Premiums	$31,819	$6,549	$—	$25,270	—%

30

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange
Act of 1934, the undersigned Registrant hereby undertakes to file with the
Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the
Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Sections 33-770 et seq, inclusive of the Connecticut General Statutes ("C.G.S.")
regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant.
This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of
1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               UNDERTAKING TO REPRESENT REASONABLENESS OF CHARGES

The Company hereby represents that the aggregate charges under the Policy of the
Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

1.    The facing sheet.
2.    The Prospectus.
3.    The undertaking to file reports.
4.    The signatures.

Written consents of the following persons:

A     Consent of General Counsel, to filing of her opinion as an exhibit to this
      Registration Statement and to the reference to her opinion under the caption "Legal Proceedings and Opinion" in the Prospectus. (See Exhibit 11
      below.)

B.    Consent and Actuarial Opinion pertaining to the illustrations contained in the prospectus filed herewith.

C.    Consent of KPMG LLP, Independent Auditors filed herewith.

D.    Powers of Attorney. (See Exhibit 12 below.)

EXHIBITS

1.    Resolution of the Board of Directors of The Travelers Insurance Company
      authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit No. 1 to Post-Effective Amendment No. 17 to the
      Registration Statement on Form S-6 filed April 29, 1996.)

2.    Not Applicable.

3(a). Distribution and Principal Underwriting Agreement among the Registrant,
      The Travelers Insurance Company and Travelers Distribution LLC
      (Incorporated herein by reference to Exhibit 3(a) to Post Effective
      Amendment No. 4 to the Registration Statement on Form N-4, File No.
      333-58783 filed February 26, 2001.)

3(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to
      Post-Effective Amendment No. 4 to the Registration Statement on Form N-4,
      File No. 333-27689, filed April 6, 2001.)

4.    None

5.    Form of Variable Universal Life Insurance Contracts. (Incorporated herein by reference to Exhibit 5 to Post-Effective Amendment No. 20 to the
      Registration Statement on Form S-6, File No. 333-69771, filed December 28,
      1998.)

6(a). Charter of The Travelers Insurance Company, as amended on October 19,
      1994. (Incorporated herein by reference to Exhibit 6(a) to the
      Registration Statement filed on Form N-4, File No. 333-40193, filed
      November 13, 1997.)

6(b). By-Laws of The Travelers Insurance Company, as amended on October 20,
      1994. (Incorporated herein by reference to Exhibit 6(b) to the
      Registration Statement filed on Form N-4, File No. 333-40193, filed
      November 13, 1997.)

7.    None

8.    Participation Agreements among Variable Insurance Products Fund, Fidelity
      Distributors Corporation and The Travelers Insurance Company; Variable
      Insurance Products Fund II, Fidelity Distributors Corporation and The
      Travelers Insurance Company; Templeton Variable Products Series Fund,
      Templeton Funds Distributor, Inc. and The Travelers Insurance Company; and
      between The Travelers Insurance Company and Dreyfus Stock Index Fund.
      (Incorporated herein by reference to Exhibits 8(a), 8(b), 8(c) and 8(d), respectively to Post-Effective Amendment No. 29 to the Registration
      Statement on Form N-4, File No. 2-79529 filed on April 19, 1996.)

9.    None

10.   Application for Variable Universal Life Insurance Contracts (Incorporated
      herein by reference to Post-Effective Amendment No. 2 to the Registration
      Statement filed April 18, 2001.)

11.   Opinion of counsel as to the legality of the securities being registered.
      (Incorporated herein by reference to Exhibit 11 to Post-Effective
      Amendment No. 20 to the Registration Statement on Form S-6, File No.
      333-69771, filed December 28, 1998.)

12.   Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis and Katherine M. Sullivan. (Incorporated
      herein by reference to Exhibit 15(b) to the Post-Effective Amendment No.
      21 to the Registration Statement on Form S-6, File No. 2-88637, filed
      April 25, 2000.)

      Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatories for Glenn D. Lammey and Marla Berman Lewitus. (Incorporated
      herein by reference to Exhibit 12(e) to Pre-Effective Amendment No. 1 to
      the Registration Statement on Form S-6, File No. 333-96515, filed May 24,
      2000.)

      Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatories for Glenn D. Lammey, Marla Berman Lewitus and William R.
      Hogan. (Incorporated herein by reference to Exhibit 15, to the
      Post-Effective Amendment No. 22 to the Registration Statement on Form S-6,
      File No. 2-88637, filed April 17, 2001.)

      Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatories for Kathleen A. Preston. (Incorporated herein by reference to
      Exhibit 15, to the Post-Effective Amendment No. 22 to the Registration
      Statement on Form S-6, File No. 2-88637, filed April 19, 2002.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, The
Travelers Fund UL for Variable Life Insurance, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Hartford and state of
Connecticut, on the 24th day of April 2002.

                THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE
                                  (Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                                   (Depositor)

                                By: *GLENN D. LAMMEY
                                    ------------------------------------
                                     Glenn D. Lammey, Chief Financial Officer,
                                     Chief Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated
on the 24 day of April 2001.

*GEORGE C. KOKULIS                    Director, Chairman of the Board, President
--------------------------            and Chief Executive Officer
 (George C. Kokulis)                  (Principal Executive Officer

*GLENN D. LAMMEY                      Director, Chief Financial Officer,
--------------------------            Chief Accounting Officer
 (Glenn D. Lammey)                    (Principal Financial Officer)

*MARLA BERMAN LEWITUS                 Director
--------------------------
 (Marla Berman Lewitus)

*KATHLEEN A. PRESTON                  Director
--------------------------
 (Kathleen A. Preston)

*By: /s/ Ernest J. Wright, Attorney-in-Fact

EXHIBIT INDEX

WRITTEN CONSENTS                                              METHOD OF FILING
----------------                                              ----------------

B.     Consent and Actuarial Opinion pertaining to the        Electronically
       illustrations contained in the prospectus.

C.     Consent of KPMG LLP, Independent Auditors              Electronically

EXHIBITS

                                                                    ATTACHMENT B

Re:    Travelers' Variable Survivorship Life  (File No. 333-69771)
       The Travelers Fund UL for Variable Life Insurance

Dear Sir or Madam:

In my capacity as Actuary of The Travelers Insurance Company, I have provided actuarial advice concerning Travelers' Variable Survivorship Life product. I also provided actuarial advice concerning the preparation of the Registration
Statement on Form S-6, File No. 333-69771 (the "Registration Statement") for
filing with the Securities and Exchange Commission under the Securities Act of
1933 in connection with the Policy.

In my opinion the illustrations of benefits under the Policies included in the prospectus under the caption "Illustrations of Death Benefit, Cash Values and
Cash Surrender Values" are, based on the assumptions stated in the illustrations, consistent with the provisions of the Policies. Also, in my opinion the age selected in the illustrations is representative of the manner in which the Policies operate.

I hereby consent to the use of this opinion as an exhibit to the Registration
Statement.

Very truly yours,

/s/ Mahir Dugentas, ASA, MAAA
Pricing Actuary
Product Development
April 22, 2002

                                                                    ATTACHMENT C

                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------

Board of Directors
The Travelers Insurance Company:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus. Our reports covering the
December 31, 2001 financial statements and schedules of The Travelers Insurance
Company and subsidiaries refer to changes in accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/ KPMG LLP

Hartford, Connecticut
April 19, 2002